UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number number     811-22641

Franklin Alternative Strategies Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1.	Reports to Stockholders.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

A Series of Franklin Alternative Strategies Funds

May 31, 2019

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2019, global markets benefited from upbeat economic data in certain regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) recent indications of a patient approach to its monetary policy, and periods of optimism about a potential U.S.-China trade deal. However, global markets also reflected investor concerns about the escalation of U.S.-China and U.S.-Mexico trade tensions near period-end, the Fed’s interest-rate hikes and the European Central Bank’s unwinding of its bond purchase program in 2018, political uncertainties in the U.S. and the European Union, and slower global economic growth. In this environment, global developed market stocks, as measured by the MSCI World Index, posted a +0.27% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -8.34% total return.1 Global government bonds, as measured by the FTSE World Government Bond Index, posted a +2.79% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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ANNUAL REPORT

Franklin K2 Alternative Strategies Fund

This annual report for Franklin K2 Alternative Strategies Fund covers the fiscal year ended May 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with lower volatility relative to the broad equity markets. The Fund seeks to achieve its investment goal by allocating its assets across multiple nontraditional or alternative strategies, including, but not limited to, some or all of the following strategies: long short equity, relative value, event driven and global macro. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are independently managed by multiple subadvisors, while the Fund’s investment manager retains overall responsibility for the Fund’s investments. The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities including common stocks, preferred stocks, convertible securities, rights and warrants, private and registered investment vehicles and exchange-traded funds (ETFs); debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; and mortgage-backed or other asset-backed securities, including collateralized debt obligations; as well as derivatives, commodities and currencies.

Performance Overview

The Fund’s Class A shares posted a +1.35% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Global Hedge Fund Index, which is designed to be representative of the overall composition of the hedge fund universe, posted a -4.01% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +2.26% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months ended May 31, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) recent indications of a patient approach to its monetary policy and periods of optimism about a potential U.S.-China trade deal.

However, various factors weighed on global markets, notably the escalation of U.S.-China trade tensions, as the U.S. raised tariffs on Chinese goods in May and China announced higher tariffs on U.S. goods effective in June. Markets were further pressured at period-end when President Trump threatened to impose tariffs on Mexico due to immigration disputes. Concerns about political uncertainties in the U.S. and the European Union, the Fed’s interest-rate hikes in 2018 and the European Central Bank’s (ECB’s) unwinding of its bond purchase program also hurt investor confidence. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a -0.75% total return for the 12-month period.2

The U.S. economy grew during the 12-month period. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.8% in May 2018 to 3.6% at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.8% in May 2018 to 1.8% at period-end.3

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

3. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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The Fed raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019. At its April/May meeting, the Fed reiterated its patient approach to future rate adjustments.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter, moderated in the fourth quarter and accelerated again in 2019’s first quarter. The Bank of England raised its key policy rate once during the period. The eurozone’s quarterly GDP growth moderated in 2018’s third quarter before accelerating in the next two quarters. However, the bloc’s annual inflation rate decreased during the period. The ECB kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. At its April meeting, the ECB reiterated its expectation to keep its benchmark interest rate unchanged through at least the end of 2019 and stated it would provide details of its new monetary stimulus program at upcoming meetings.

In Asia, Japan’s quarterly GDP growth contracted in 2018’s third quarter, but accelerated in the next two quarters. The Bank of Japan left its benchmark interest rate unchanged and indicated it would keep the rate unchanged through the spring of 2020, while continuing its monetary stimulus measures.

In larger emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s third quarter, slowed in the fourth quarter and contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth held steady in 2018’s third quarter, accelerated in the fourth quarter and then moderated in 2019’s first quarter. The Bank of Russia increased its key rate twice during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter after moderating for three consecutive quarters. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -8.34% total return during the 12-month period.2

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: long short equity, relative value, event driven and global macro. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various subadvisors and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlations to various markets and to each other, their risk profiles and their return expectations. Long short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indexes (through the use of derivatives or through a position in an ETF). Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. Event driven strategies generally invest in securities of companies undergoing significant corporate events. Global macro strategies generally focus on broad-based economic opportunities across numerous markets and investments. In addition, the debt securities in which the Fund may invest may have variable or fixed interest rates, may be of any maturity or credit rating, and may include sovereign debt, high yield (“junk”) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund may use derivatives for hedging and non-hedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include futures contracts, swaps, options and currency forward contracts. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may engage in active and frequent trading as part of its investment strategies.

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What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Strategy Allocation*

Based on Total Net Assets as of 5/31/19

Strategy	Long Positions	Short Positions
Relative Value	21.9%	-13.8%
Long Short Equity	33.6%	-20.5%
Event Driven	22.0%	-10.7%
Global Macro	145.8%	-46.0%
Risk Overlay	0.0%	-7.7%

Total	223.3%	-98.7%

*Figures include the effect of gross notional exposure of derivatives.

Subadvisors

5/31/19

Long Short Equity

Chilton Investment Company, LLC

Impala Asset Management LLC

Jennison Associates, LLC

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Relative Value

Chatham Asset Management, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L.P.

Event Driven

Bardin Hill Arbitrage IC Management LP

P. Schoenfeld Asset Management L.P.

Global Macro

Emso Asset Management Limited

Graham Capital Management, L.P.

Grantham, Mayo, Van Otterloo & Co. LLC

H2O AM LLP

Manager’s Discussion

During the 12 months under review, all of the four underlying strategies in which we allocated assets contributed to the Fund’s positive performance—in order of contribution, event driven, relative value, long short equity and global macro. A conditional risk overlay (CRO), which we implemented for part of the review period to help mitigate downside risk, also benefited returns, particularly in the challenging fourth quarter of 2018 and May 2019. The CRO strategy was active at period-end. The allocation percentages for each strategy are listed in the Strategy Allocation table on this page.

What is the conditional risk overlay (CRO) strategy?

From time to time, the Fund’s investment manager may implement its CRO strategy, which seeks to neutralize certain market sensitivities that may exist in the Fund. The CRO strategy involves investing in derivatives or other instruments in an effort to reduce volatility and provide a hedge against market declines. When implemented, the strategy will reduce the Fund’s ability to benefit from positive market movements.

The Fund’s event driven strategy subadvisors were Bardin Hill Arbitrage IC Management (formerly Halcyon Arbitrage IC Management) and P. Schoenfeld Asset Management. Both subadvisors delivered positive returns, benefiting from a healthy volume of mergers-and-acquisitions activity. By asset class, the top contributors to the strategy’s aggregate performance were equity and credit, followed by currency exposures. In terms of aggregate sector exposures, the top performance drivers were health care, utilities and consumer

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

discretionary. Conversely, the top sector detractors from the strategy’s aggregate performance were materials and equity index hedges.

The Fund’s relative value strategy subadvisors at period-end were Chatham Asset Management, Lazard Asset Management and Loomis Sayles & Company. All of these subadvisors strengthened performance during the period, led by Chatham. During the fourth quarter of 2018, the Fund withdrew all assets from one of the strategy’s subadvisors, Basso Capital Management, which detracted slightly from returns. All asset classes represented in the strategy contributed to positive performance, led by credit and equity. In terms of aggregate sector exposures, consumer discretionary, communication services and information technology (IT) were the top contributors. Conversely, equity index hedges and consumer staples were overall detractors.

The Fund’s long short equity strategy subadvisors were Chilton Investment, Impala Asset Management, Jennison Associates, Portland Hill Asset Management and Wellington Management. Two of the five subadvisors contributed to gains for the period—Chilton and Wellington. Conversely, Impala, Portland Hill and Jennison experienced negative returns. In aggregate, all asset classes represented in the strategy made positive contributions, led by equity and currency exposures. In terms of aggregate sector exposures, net long positions in IT and communication services contributed to positive returns, while net long positions in consumer discretionary detracted. Equity index hedges had a negative impact on performance.

The Fund allocated assets to two new global macro strategy subadvisors during the period: discretionary subadvisor H2O AM and systematic subadvisor Grantham, Mayo, Van Otterloo & Co. They joined existing subadvisors Graham Capital Management and Emso Asset Management.

Three of the four subadvisors had positive performance for the 12-month period, led by Emso. Graham was the only subadvisor in the strategy that experienced negative results. By asset class, currency exposures and credit contributed to positive performance, while equity and commodities weakened returns. In terms of aggregate sector exposures, long positioning in the U.S. dollar and short positioning in interest rates proved beneficial to performance, while long positioning on energy futures and European financials had a negative impact on performance.

Thank you for your participation in Franklin K2 Alternative Strategies Fund. We look forward to continuing to serve your investment needs.

Brooks Ritchey Co-Lead Portfolio Manager

Robert Christian Co-Lead Portfolio Manager

Anthony Zanolla, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Performance Summary as of May 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+1.35%	-4.20%
5-Year	+12.93%	+1.31%
Since Inception (10/11/13)	+20.63%	+2.35%

Advisor
1-Year	+1.61%	+1.61%
5-Year	+14.39%	+2.73%
Since Inception (10/11/13)	+22.30%	+3.64%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and, except for the HFR Index, do not pay management fees or expenses. Unlike most asset class indexes, HFR Index returns reflect management fees and expenses. One cannot invest directly in an index.

Class A (10/11/13–5/31/19)

Advisor Class (10/11/13–5/31/19)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (6/1/18–5/31/19)

Share Class	Long-Term Capital Gain
A	$0.2519
C	$0.2519
R	$0.2519
R6	$0.2519
Advisor	$0.2519

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	2.61%	2.82%
Advisor	2.36%	2.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the investment manager’s and subadvisors’ judgment about particular investments made for the Fund’s portfolio prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Foreign investments are subject to greater investment risk such as political, economic, credit and information risks as well as risk of currency fluctuations. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Lower-rated or high-yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager or subadvisor expects. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Merger arbitrage investments risk loss if a proposed reorganization in which the Fund invests is renegotiated or terminated. Liquidity risk exists when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/19 and a fee waiver related to the management fee paid by a subsidiary. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund contractually guaranteed through 9/30/19. Fund investment results reflect the expense reduction and fee waivers; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

6. Source: Morningstar. The ICE BofAML U.S. 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/19[1,2]	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,022.50	$12.76	$1,012.32	$12.69	2.53%
C	$1,000	$1,018.30	$16.50	$1,008.58	$16.43	3.28%
R	$1,000	$1,020.60	$14.00	$1,011.07	$13.94	2.78%
R6	$1,000	$1,023.30	$11.10	$1,013.96	$11.05	2.20%
Advisor	$1,000	$1.022.40	$11.50	$1,013.56	$11.45	2.28%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,

	2019	2018	2017	2016	2015

Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.38	$11.14	$10.55	$11.16	$10.64

Income from investment operations[a]:

Net investment income (loss)[b]	0.04	0.01	0.03	(0.05)	(0.11)

Net realized and unrealized gains (losses)	0.11	0.38	0.61	(0.38)	0.70

Total from investment operations	0.15	0.39	0.64	(0.43)	0.59

Less distributions from:

Net investment income	—	(0.15)	(0.05)	(0.14)	(0.07)

Net realized gains	(0.25)	—	—	(0.04)	—

Total distributions	(0.25)	(0.15)	(0.05)	(0.18)	(0.07)

Net asset value, end of year	$11.28	$11.38	$11.14	$10.55	$11.16

Total return[c]	1.35%	3.57%	6.07%	(3.89)%	5.53%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.73%	2.81%	3.07%	3.22%	3.40%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.56%	2.59%	2.73%	2.88% [e]	2.99% [e]

Expenses incurred in connection with securities sold short	0.36%	0.39%	0.53%	0.67%	0.65%

Net investment income (loss)	0.36%	0.06%	0.10%	(0.44)%	(0.95)%

Supplemental data

Net assets, end of year (000’s)	$104,452	$119,214	$119,385	$177,412	$148,991

Portfolio turnover rate	235.47%	234.77%	209.45%	229.90%	295.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.25	$11.00	$10.45	$11.09	$10.60

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.08)	(0.04)	(0.12)	(0.17)

Net realized and unrealized gains (losses)	0.10	0.39	0.59	(0.39)	0.69

Total from investment operations	0.05	0.31	0.55	(0.51)	0.52

Less distributions from:

Net investment income	—	(0.06)	—	(0.09)	(0.03)

Net realized gains	(0.25)	—	—	(0.04)	—

Total distributions	(0.25)	(0.06)	—	(0.13)	(0.03)

Net asset value, end of year	$11.05	$11.25	$11.00	$10.45	$11.09

Total return[c]	0.56%	2.82%	5.26%	(4.62)%	4.87%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	3.48%	3.56%	3.79%	3.96%	4.04%

Expenses net of waiver, payments by affiliates and expense reduction[d]	3.31%	3.34%	3.45%	3.62% [e]	3.63% [e]

Expenses incurred in connection with securities sold short	0.36%	0.39%	0.53%	0.67%	0.65%

Net investment income (loss)	(0.39)%	(0.69)%	(0.62)%	(1.18)%	(1.59)%

Supplemental data

Net assets, end of year (000’s)	$44,897	$53,196	$55,496	$71,154	$37,937

Portfolio turnover rate	235.47%	234.77%	209.45%	229.90%	295.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

eBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.42	$11.17	$10.61	$11.15	$10.62

Income from investment operations[a]:

Net investment income (loss)[b]	0.02	(0.02)	(0.25)	(0.10)	(0.16)

Net realized and unrealized gains (losses)	0.09	0.39	0.86	(0.40)	0.73

Total from investment operations	0.11	0.37	0.61	(0.50)	0.57

Less distributions from:

Net investment income	—	(0.12)	(0.05)	—	(0.04)

Net realized gains	(0.25)	—	—	(0.04)	—

Total distributions	(0.25)	(0.12)	(0.05)	(0.04)	(0.04)

Net asset value, end of year	$11.28	$11.42	$11.17	$10.61	$11.15

Total return	1.08%	3.28%	5.79%	(4.51)%	5.39%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.98%	3.06%	3.32%	3.46%	3.57%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.81%	2.84%	2.98%	3.12% [d]	3.16% [d]

Expenses incurred in connection with securities sold short	0.36%	0.39%	0.53%	0.67%	0.65%

Net investment income (loss)	0.11%	(0.19)%	(0.15)%	(0.68)%	(1.12)%

Supplemental data

Net assets, end of year (000’s)	$844	$648	$597	$341	$9,173

Portfolio turnover rate	235.47%	234.77%	209.45%	229.90%	295.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.41	$11.17	$10.59	$11.18	$10.66

Income from investment operations[a]:

Net investment income (loss)[b]	0.08	0.03	0.02	(0.01)	(0.08)

Net realized and unrealized gains (losses)	0.10	0.40	0.65	(0.37)	0.70

Total from investment operations	0.18	0.43	0.67	(0.38)	0.62

Less distributions from:

Net investment income	—	(0.19)	(0.09)	(0.17)	(0.10)

Net realized gains	(0.25)	—	—	(0.04)	—

Total distributions	(0.25)	(0.19)	(0.09)	(0.21)	(0.10)

Net asset value, end of year	$11.34	$11.41	$11.17	$10.59	$11.18

Total return	1.70%	3.83%	6.40%	(3.45)%	5.80%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.41%	2.46%	2.73%	2.87%	2.98%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.23%	2.24%	2.39%	2.53% [d]	2.60% [d]

Expenses incurred in connection with securities sold short	0.36%	0.39%	0.53%	0.67%	0.65%

Net investment income (loss)	0.69%	0.41%	0.44%	(0.09)%	(0.56)%

Supplemental data

Net assets, end of year (000’s)	$42,842	$31,805	$265,247	$265,517	$239,754

Portfolio turnover rate	235.47%	234.77%	209.45%	229.90%	295.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

dBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.40	$11.16	$10.58	$11.18	$10.65

Income from investment operations[a]:

Net investment income (loss)[b]	0.07	0.04	0.04	(0.02)	(0.02)

Net realized and unrealized gains (losses)	0.11	0.38	0.62	(0.38)	0.64

Total from investment operations	0.18	0.42	0.66	(0.40)	0.62

Less distributions from:

Net investment income	—	(0.18)	(0.08)	(0.16)	(0.09)

Net realized gains	(0.25)	—	—	(0.04)	—

Total distributions	(0.25)	(0.18)	(0.08)	(0.20)	(0.09)

Net asset value, end of year	$11.33	$11.40	$11.16	$10.58	$11.18

Total return	1.61%	3.75%	6.29%	(3.58)%	5.88%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.48%	2.56%	2.82%	2.96%	3.07%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.31%	2.34%	2.48%	2.62% [d]	2.66% [d]

Expenses incurred in connection with securities sold short	0.36%	0.39%	0.53%	0.67%	0.65%

Net investment income (loss)	0.61%	0.31%	0.35%	(0.18)%	(0.62)%

Supplemental data

Net assets, end of year (000’s)	$1,046,252	$896,278	$674,828	$722,216	$329,139

Portfolio turnover rate	235.47%	234.77%	209.45%	229.90%	295.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2019

Franklin K2 Alternative Strategies Fund

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 39.3%
	Aerospace & Defense 1.7%
a,b	The Boeing Co.	United States	7,713	$2,634,838
	General Dynamics Corp.	United States	6,337	1,019,116
	Harris Corp.	United States	8,657	1,620,504
a	Heico Corp.	United States	23,807	2,894,693
c	Kratos Defense & Security Solutions Inc.	United States	31,380	691,929
a	L3 Technologies Inc.	United States	52,156	12,624,882

				21,485,962

	Air Freight & Logistics 0.0%†
	United Parcel Service Inc., B	United States	253	23,509

	Airlines 0.3%
	Delta Air Lines Inc.	United States	24,880	1,281,320
b	Southwest Airlines Co.	United States	1,081	51,456
	WestJet Airlines Ltd.	Canada	126,395	2,823,220

				4,155,996

	Auto Components 0.0%†
	Brembo SpA	Italy	3,598	38,628

	Banks 0.9%
a	Bank of America Corp.	United States	114,228	3,038,465
	Barclays PLC	United Kingdom	108,406	204,675
	Cadence Bancorp, A	United States	41,002	758,537
b	Citigroup Inc.	United States	862	53,573
a,b	JPMorgan Chase & Co.	United States	25,391	2,690,430
	SunTrust Banks Inc.	United States	79,000	4,740,790

				11,486,470

	Beverages 0.3%
a	Brown-Forman Corp., B	United States	836	41,783
	Davide Campari-Milano SpA	Italy	320,814	3,134,202
b	Molson Coors Brewing Co., B	United States	901	49,537

				3,225,522

	Biotechnology 3.5%
b	AbbVie Inc.	United States	710	54,464
c	Agios Pharmaceuticals Inc.	United States	8,738	403,433
c,d	Aileron Therapeutics Inc.	United States	6,656	6,656
c	Alexion Pharmaceuticals Inc.	United States	13,854	1,574,923
c,d	Allogene Therapeutics Inc.	United States	11,567	303,402
b	Amgen Inc.	United States	312	52,010
c	Amicus Therapeutics Inc.	United States	103,605	1,167,628
c	AnaptysBio Inc.	United States	3,565	259,568
c	Apellis Pharmaceuticals Inc.	United States	12,174	244,576
c	Argenx SE, ADR	Netherlands	5,689	703,331
c,e	Ascletis Pharma Inc., 144A	China	144,430	118,093
c	Assembly Biosciences Inc.	United States	60,844	854,250
c	Audentes Therapeutics Inc.	United States	14,794	519,565
a,c	BioMarin Pharmaceutical Inc.	United States	36,574	3,007,846
c	Bluebird Bio Inc.	United States	7,050	845,436
c	Blueprint Medicines Corp.	United States	4,592	348,992
a,c	Celgene Corp.	United States	130,954	12,282,176
c,e	CStone Pharmaceuticals, 144A	China	166,367	244,047
c,d	DBV Technologies SA, ADR	France	13,159	118,694
a,c	Exact Sciences Corp.	United States	19,058	1,974,981
c	Fate Therapeutics Inc.	United States	12,176	234,753
b	Gilead Sciences Inc.	United States	856	53,286

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Biotechnology (continued)
c	GlycoMimetics Inc.	United States	33,890	$401,258
c	Gossamer Bio Inc.	United States	16,762	306,912
c	Immunomedics Inc.	United States	66,092	863,822
c,e	Innovent Biologics Inc., 144A	China	19,588	59,842
c	Intercept Pharmaceuticals Inc.	United States	3,125	258,812
c	Invitae Corp.	United States	8,635	150,681
c	Madrigal Pharmaceuticals Inc.	United States	4,719	436,036
c	Mirati Therapeutics Inc.	United States	11,190	758,570
c	Natera Inc.	United States	58,987	1,350,802
c	Neurocrine Biosciences Inc.	United States	12,892	1,092,984
c,d	ProQR Therapeutics NV	Netherlands	46,914	569,067
c	Repligen Corp.	United States	5,221	362,703
c,d	Rubius Therapeutics Inc.	United States	11,880	171,785
c	Sage Therapeutics Inc.	United States	18,506	3,180,626
a,c	Sarepta Therapeutics Inc.	United States	22,774	2,592,820
c,e	Shanghai Junshi Biosciences Co. Ltd., H, 144A	China	33,161	121,400
c	Spark Therapeutics Inc.	United States	30,341	3,307,169
c	Sutro Biopharma Inc.	United States	3,932	45,021
c	Turning Point Therapeutics Inc.	United States	5,350	186,287
c	Vertex Pharmaceuticals Inc.	United States	8,170	1,357,691
c,d	Viking Therapeutics Inc.	United States	10,962	84,298
c	Zai Lab Ltd., ADR	China	5,100	133,671

				43,164,367

	Building Products 0.1%
c	Builders FirstSource Inc.	United States	20,843	293,469
c	Johnson Controls International PLC	United States	31,126	1,198,974

				1,492,443

	Capital Markets 0.3%
e	Amundi SA, 144A	France	27,598	1,791,297
e	Anima Holding SpA, 144A	Italy	102,616	310,669
b	LPL Financial Holdings Inc.	United States	683	54,790
	Moody’s Corp.	United States	10,197	1,864,828
b	Morgan Stanley	United States	169	6,877

				4,028,461

	Chemicals 0.8%
a,c	DowDuPont Inc.	United States	69,380	2,117,478
c	Ingevity Corp.	United States	20,733	1,818,284
b	LyondellBasell Industries NV, A	United States	694	51,530
	The Sherwin-Williams Co.	United States	15,603	6,544,678
c,g,h	TerraVia Holdings Inc., Contingent Distribution	United States	1,117,000	—

				10,531,970

	Commercial Services & Supplies 0.7%
c	Advanced Disposal Services Inc.	United States	37,657	1,210,296
c	Atento SA	Spain	72,806	193,664
	Cintas Corp.	United States	15,123	3,354,735
	Edenred	France	17,027	777,993
	Republic Services Inc., A	United States	32,764	2,771,507
	Waste Management Inc.	United States	6,567	718,101

				9,026,296

	Communications Equipment 0.2%
b	Cisco Systems Inc.	United States	737	38,346
c	Commscope Holding Co. Inc.	United States	75,967	1,226,867

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Communications Equipment (continued)
c	Lumentum Holdings Inc.	United States	25,457	$1,030,245

				2,295,458

	Construction Materials 0.2%
	Cemex SAB de CV, ADR	Mexico	72,599	299,108
	Vulcan Materials Co.	United States	14,016	1,750,738

				2,049,846

	Containers & Packaging 0.5%
a	Ball Corp.	United States	103,438	6,350,059

	Distributors 0.1%
	Pool Corp.	United States	7,884	1,417,385

	Diversified Consumer Services 0.1%
c	Frontdoor Inc.	United States	37,341	1,501,482
b	H&R Block Inc.	United States	2,062	54,127

				1,555,609

	Diversified Financial Services 0.0%†
c	ARYA Sciences Acquisition Corp.	United States	20,099	212,748

	Diversified Telecommunication Services 0.4%
c	Bandwidth Inc., A	United States	5,000	362,850
e	China Tower Corp. Ltd., H, 144A	China	4,382,000	983,771
	China Unicom Hong Kong Ltd., ADR	China	32,547	341,744
	Inmarsat PLC	United Kingdom	107,013	738,963
c	ORBCOMM Inc.	United States	34,432	230,006
b	Verizon Communications Inc.	United States	647	35,164
c	Zayo Group Holdings Inc.	United States	74,580	2,438,766

				5,131,264

	Electric Utilities 0.2%
	Edp - Energias de Portugal SA	Portugal	627,796	2,285,687
b	FirstEnergy Corp.	United States	1,338	55,179
a,b,c	PG&E Corp.	United States	16,758	286,562
b	PPL Corp.	United States	1,869	55,621
b	The Southern Co.	United States	391	20,919

				2,703,968

	Electrical Equipment 0.0%†
b	Eaton Corp. PLC	United States	712	53,037

	Electronic Equipment, Instruments & Components 0.3%
b	CDW Corp.	United States	539	53,059
c	Coherent Inc.	United States	5,776	635,533
c	Flex Ltd.	Singapore	192,421	1,720,244
c	Itron Inc.	United States	10,011	567,123
c	Zebra Technologies Corp., A	United States	1,229	210,700

				3,186,659

	Entertainment 0.4%
	Entertainment One Ltd.	Canada	43,368	239,599
c	NetFlix Inc.	United States	2,776	952,945
c	Nexon Co. Ltd.	Japan	28,060	418,706
c	Sciplay Corp., A	United States	6,200	99,200
c	Spotify Technology SA	United States	5,514	692,448
	The Walt Disney Co.	United States	20,483	2,704,575

				5,107,473

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Equity Real Estate Investment Trusts (REITs) 0.0%†
b	EPR Properties	United States	719	$56,154
	Iron Mountain Inc.	United States	845	25,899
b	Lamar Advertising Co., A	United States	689	53,887

				135,940

	Food & Staples Retailing 0.3%
	Costco Wholesale Corp.	United States	12,902	3,091,061
b	Walgreens Boots Alliance Inc.	United States	1,075	53,041

				3,144,102

	Food Products 0.1%
	Chocoladefabriken Lindt & Spruengli AG	Switzerland	10	749,064

	Health Care Equipment & Supplies 1.1%
	Abbott Laboratories	United States	19,906	1,515,444
c	ABIOMED Inc.	United States	1,254	328,448
c	Align Technology Inc.	United States	3,440	978,164
c	Avedro Inc.	United States	6,165	112,573
c	Boston Scientific Corp.	United States	44,647	1,714,891
	Danaher Corp.	United States	5,988	790,476
c	DexCom Inc.	United States	10,720	1,300,336
c	Edwards Lifesciences Corp.	United States	8,452	1,442,756
c	IDEXX Laboratories Inc.	United States	8,767	2,189,733
c	Insulet Corp.	United States	1,773	194,658
c	Intuitive Surgical Inc.	United States	3,987	1,853,357
c	iRhythm Technologies Inc.	United States	3,743	256,246
c	Shockwave Medical Inc.	United States	3,430	205,080
c	Silk Road Medical Inc.	United States	6,605	281,769
	Teleflex Inc.	United States	1,812	522,399

				13,686,330

	Health Care Providers & Services 0.8%
b	AmerisourceBergen Corp., A	United States	728	56,682
	Anthem Inc.	United States	5,242	1,457,171
c	Centene Corp.	United States	6,570	379,418
	Cigna Corp.	United States	6,309	933,858
c	Guardant Health Inc.	United States	8,061	619,730
c	Healthequity Inc.	United States	3,031	198,106
	Humana Inc.	United States	5,151	1,261,274
b	McKesson Corp.	United States	372	45,436
	UnitedHealth Group Inc.	United States	9,650	2,333,370
a,c	WellCare Health Plans Inc.	United States	10,894	3,008,814

				10,293,859

	Health Care Technology 0.1%
c	Evolent Health Inc., A	United States	700	7,448
c	Tabula Rasa HealthCare Inc.	United States	10,392	469,407
c	Teladoc Health Inc.	United States	4,810	279,557

				756,412

	Hotels, Restaurants & Leisure 0.2%
	Domino’s Pizza Inc.	United States	6,915	1,932,743
	Las Vegas Sands Corp.	United States	894	49,170
b	Starbucks Corp.	United States	720	54,763

				2,036,676

	Household Durables 1.0%
a	D.R. Horton Inc.	United States	122,714	5,247,251

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Household Durables (continued)
a,c	Mohawk Industries Inc.	United States	38,431	$5,209,322
a,c	NVR Inc.	United States	637	2,039,400

				12,495,973

	Independent Power & Renewable Electricity Producers 0.1%
	Uniper SE	Germany	29,917	839,225

	Industrial Conglomerates 0.0%†
	Honeywell International Inc.	United States	95	15,609
	Smiths Group PLC	United Kingdom	17,888	325,769

				341,378

	Insurance 0.3%
b	Aflac Inc.	United States	1,090	55,917
b	Fidelity National Financial Inc.	United States	932	35,929
	Kemper Corp.	United States	26,294	2,182,139
b	MetLife Inc.	United States	1,173	54,204
b	Prudential Financial Inc.	United States	545	50,347
	RSA Insurance Group PLC	United Kingdom	44,331	309,708
c,d	Trupanion Inc.	United States	43,545	1,277,175

				3,965,419

	Interactive Media & Services 1.2%
a,c	Alphabet Inc., A	United States	3,808	4,213,553
c	Alphabet Inc., C	United States	1,202	1,326,563
a,c	Facebook Inc., A	United States	22,624	4,015,081
	Tencent Holdings Ltd.	China	100,410	4,175,451
c	Yandex NV, A	Russia	29,249	1,050,624
c	Zillow Group Inc., C	United States	600	25,812

				14,807,084

	Internet & Direct Marketing Retail 0.9%
a,c	Alibaba Group Holding Ltd., ADR	China	28,652	4,276,598
c	Amazon.com Inc.	United States	1,492	2,648,404
c	Booking Holdings Inc.	United States	505	836,391
c,e	Delivery Hero AG, 144A	Germany	13,672	588,803
a	eBay Inc.	United States	34,878	1,253,167
a	Expedia Group Inc.	United States	9,405	1,081,575
c	Just Eat PLC	United Kingdom	67,910	516,850

				11,201,788

	IT Services 4.7%
b	Accenture PLC, A	United States	3,995	711,389
b	Automatic Data Processing Inc.	United States	4,024	644,322
b	Broadridge Financial Solutions Inc.	United States	461	57,565
c	EPAM Systems Inc.	United States	7,619	1,314,963
c	ExlService Holdings Inc.	United States	26,239	1,554,923
c	First Data Corp., A	United States	246,913	6,276,528
c	FleetCor Technologies Inc.	United States	14,928	3,854,559
b,c	GDS Holdings Ltd., ADR	China	734	23,848
	Genpact Ltd.	United States	83,845	3,030,997
	Global Payments Inc.	United States	27,061	4,168,476
c	GoDaddy Inc., A	United States	19,004	1,413,898
a	MasterCard Inc., A	United States	27,696	6,965,267
b	Paychex Inc.	United States	657	56,364
a,c	PayPal Holdings Inc.	United States	56,398	6,189,681
	Safecharge International Group Ltd.	United Kingdom	100,974	552,754

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	IT Services (continued)
c	StoneCo. Ltd.	Brazil	14,799	$372,935
	Total System Services Inc.	United States	33,299	4,113,426
a,c	VeriSign Inc.	United States	8,726	1,701,395
b	Visa Inc., A	United States	16,115	2,599,833
c	WEX Inc.	United States	18,088	3,417,547
	Wirecard AG	Germany	14,200	2,222,493
c	Worldpay Inc., A	United States	55,729	6,778,876

				58,022,039

	Leisure Products 0.1%
	Hasbro Inc.	United States	6,847	651,424

	Life Sciences Tools & Services 1.4%
c	Avantor Inc.	United States	72,028	1,260,490
	Eurofins Scientific SE	Luxembourg	4,033	1,834,636
c	Gerresheimer AG	Germany	58,747	4,187,167
a,c	Illumina Inc.	United States	10,497	3,221,634
c	Iqvia Holdings Inc.	United States	19,928	2,707,219
c	Mettler-Toledo International Inc.	United States	1,665	1,203,945
a,c	Pacific Biosciences of California Inc.	United States	9,346	62,618
c	PRA Health Sciences Inc.	United States	3,329	288,724
b	Thermo Fisher Scientific Inc.	United States	8,887	2,372,651
c,e	Wuxi Biologics Cayman Inc., 144A	China	38,199	361,060

				17,500,144

	Machinery 0.9%
	Altra Industrial Motion Corp., W	United States	13,819	433,502
b	Cummins Inc.	United States	350	52,766
	Deere & Co.	United States	12,440	1,743,715
b	Illinois Tool Works Inc.	United States	365	50,969
c	Navistar International Corp.	United States	36,331	1,130,257
b	PACCAR Inc.	United States	804	52,919
	Toro Co.	United States	6,220	405,295
a	Trinity Industries Inc.	United States	83,952	1,618,595
c	Wabco Holdings Inc.	United States	27,138	3,552,636
	Wabtec Corp.	United States	9,380	585,124
	Xylem Inc.	United States	25,877	1,920,591

				11,546,369

	Marine 0.2%
c	Kirby Corp.	United States	7,474	578,338
c	Star Bulk Carriers Corp.	Greece	169,425	1,296,101

				1,874,439

	Media 2.2%
	Axel Springer SE	Germany	3,356	208,267
	CBS Corp., B	United States	20,779	1,003,210
b	Comcast Corp., A	United States	1,234	50,594
a	Fox Corp.	United States	127,804	4,502,535
	ITV PLC	United Kingdom	293,248	397,619
c	Liberty Global PLC, C	United Kingdom	53,723	1,302,245
b	Nexstar Media Group Inc., A	United States	476	47,671
b	Omnicom Group Inc.	United States	688	53,224
c	Postmedia Network Canada Corp., B	Canada	666,338	663,084
b	Sinclair Broadcast Group Inc., A	United States	961	51,586
b	Sirius XM Holdings, Inc.	United States	5,286	28,069
	Stroeer SE & Co. KGaA	Germany	9,563	639,934

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
a	Tribune Media Co., A	United States	382,863	$17,726,557

				26,674,595

	Metals & Mining 0.3%
c	B2Gold Corp.	Canada	21,486	58,659
a	Rio Tinto PLC, ADR	Australia	20,396	1,181,540
	Teck Resources Ltd., B	Canada	103,745	2,107,061
a	Warrior Met Coal Inc.	United States	30,735	793,270

				4,140,530

	Multiline Retail 0.0%†
b	Kohl’s Corp.	United States	890	43,895

	Multi-Utilities 0.2%
b	Dominion Energy Inc.	United States	761	57,212
	Innogy SE	Germany	55,778	2,314,918

				2,372,130

	Oil, Gas & Consumable Fuels 1.3%
b	Anadarko Petroleum Corp.	United States	177,402	12,483,778
b	ConocoPhillips	United States	897	52,887
b	CVR Energy Inc.	United States	1,229	52,196
	EnCana Corp.	Canada	6,937	36,558
a	Equitrans Midstream Corp.	United States	91,004	1,807,340
	Frontera Energy Corp.	Colombia	614	6,110
c	Halcon Resources Corp., wts., 9/09/20	United States	2,159	16
a	Hess Corp.	United States	31,943	1,784,336
b	Occidental Petroleum Corp.	United States	762	37,925
b,c	Plains GP Holdings LP, A	United States	2,155	48,531
c	Ship Finance International Ltd.	Norway	3,267	40,446
c	Whiting Petroleum Corp.	United States	4,509	82,875

				16,432,998

	Paper & Forest Products 0.0%†
b	Domtar Corp.	United States	628	26,407

	Pharmaceuticals 1.2%
c,d	Aerie Pharmaceuticals Inc.	United States	18,085	658,656
b	Allergan PLC	United States	21,494	2,620,333
	AstraZeneca PLC, ADR	United Kingdom	35,603	1,330,840
b	Bristol-Myers Squibb Co.	United States	27,295	1,238,374
c,e	Cansino Biologics Inc., H, 144A	China	9,415	40,532
c	Charlottes Web Holdings Inc.	United States	13,116	173,508
c	Cymabay Therapeutics Inc.	United States	10,410	125,753
	Eli Lilly & Co., W	United States	14,291	1,656,899
c	GW Pharmaceuticals PLC, ADR	United Kingdom	4,074	705,780
	Hikma Pharmaceuticals PLC	Jordan	16,874	337,062
c,e	Hua Medicine, 144A	China	114,314	102,218
b	Johnson & Johnson	United States	412	54,034
c,d	Marinus Pharmaceuticals Inc.	United States	86,592	373,212
b	Merck & Co. Inc.	United States	22,461	1,779,135
	Novo Nordisk AS, ADR	Denmark	28,364	1,338,781
	Pfizer Inc.	United States	12,858	533,864
c	Restorbio Inc.	United States	46,665	336,455
	Takeda Pharmaceutical Co. Ltd.	Japan	9,439	319,584
	Zoetis Inc., A	United States	7,690	777,074

				14,502,094

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Professional Services 1.1%
c	CoStar Group Inc.	United States	1,904	$970,354
	Equifax Inc.	United States	15,307	1,850,616
	Experian PLC	United Kingdom	41,887	1,264,056
c	Huron Consulting Group Inc.	United States	23,809	1,172,117
e	Intertrust NV, 144A	Netherlands	226,926	4,299,560
	TransUnion	United States	21,980	1,440,569
c	TriNet Group Inc.	United States	39,891	2,528,292

				13,525,564

	Real Estate Management & Development 0.1%
	Savills PLC	United Kingdom	69,124	740,196

	Road & Rail 1.4%
a	CSX Corp.	United States	58,782	4,377,495
	DSV A/S	Denmark	59,746	5,339,396
a	Norfolk Southern Corp.	United States	25,474	4,970,996
c	Uber Technologies Inc.	United States	7,400	299,034
	Union Pacific Corp.	United States	13,138	2,191,156

				17,178,077

	Semiconductors & Semiconductor Equipment 1.9%
a,c	Advanced Micro Devices Inc.	United States	57,140	1,566,207
	ASML Holding NV, N.Y. shares, G	Netherlands	501	94,213
	Broadcom Inc.	United States	190	47,812
c	First Solar Inc.	United States	33,693	1,955,542
c	FormFactor Inc.	United States	25,526	366,553
	KLA-Tencor Corp.	United States	8,161	841,154
c	Lattice Semiconductor Corp.	United States	43,034	550,835
	Marvell Technology Group Ltd.	Bermuda	184,189	4,107,415
	Mediatek Inc.	Taiwan	106,000	1,042,815
c	Mellanox Technologies Ltd.	United States	10,142	1,113,389
c	Micron Technology Inc.	United States	19,786	645,222
b	QUALCOMM Inc.	United States	25,039	1,673,106
c,e,h	SunEdison Inc., Contingent Distribution, 144A	United States	35,000	809
b	Texas Instruments Inc.	United States	203	21,175
a	Versum Materials Inc.	United States	191,851	9,851,549

				23,877,796

	Software 2.9%
c	Adobe Inc.	United States	3,670	994,203
c	Atlassian Corp. PLC, A	United States	10,041	1,263,961
	Blackbaud Inc.	United States	9,722	747,816
c	Ceridian Hcm Holding Inc.	United States	19,364	952,322
c	Guidewire Software Inc.	United States	17,551	1,764,227
c	HubSpot Inc.	United States	5,020	869,866
b	Intuit Inc.	United States	11,568	2,832,424
a,b	Microsoft Corp.	United States	53,962	6,674,020
b	Oracle Corp.	United States	1,035	52,371
a,c	Red Hat Inc.	United States	77,128	14,214,690
c	Salesforce.com Inc.	United States	10,447	1,581,780
c	ServiceNow Inc.	United States	6,709	1,757,289
c	Splunk Inc.	United States	5,372	612,354
c	Workday Inc., A	United States	7,926	1,617,855
c	Zscaler Inc.	United States	7,466	512,392

				36,447,570

	Specialty Retail 0.8%
b	Best Buy Co. Inc.	United States	766	48,005

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Specialty Retail (continued)
c	Carmax Inc.	United States	16,587	$1,298,430
b	Dick’s Sporting Goods Inc.	United States	1,441	49,729
b	Foot Locker Inc.	United States	1,024	40,295
b	The Home Depot Inc.	United States	37,731	7,163,230
	Pets at Home Group PLC	United Kingdom	166,908	388,055
c	Sports Direct International PLC	United Kingdom	180,900	657,294
	Tractor Supply Co.	United States	5,996	604,277

				10,249,315

	Technology Hardware, Storage & Peripherals 0.3%
	Apple Inc.	United States	3,854	674,720
c	Cray Inc.	United States	19,877	695,894
a,b,c	Dell Technologies Inc., C	United States	18,926	1,127,043
b	Hewlett Packard Enterprise Co.	United States	3,388	46,483
b	HP Inc.	United States	3,002	56,077
c	Pure Storage Inc., A	United States	10,926	173,287
	Western Digital Corp.	United States	34,722	1,292,353

				4,065,857

	Textiles, Apparel & Luxury Goods 0.2%
c	Capri Holdings Ltd.	United States	42,766	1,389,039
a	Tapestry Inc.	United States	39,805	1,136,831

				2,525,870

	Tobacco 0.0%†
b	Altria Group Inc.	United States	1,087	53,328

	Trading Companies & Distributors 0.7%
	Brenntag AG	Germany	94,223	4,376,786
a,c	Herc Holdings Inc.	United States	66,698	2,269,733
a,c	United Rentals Inc.	United States	19,823	2,182,512

				8,829,031

	Wireless Telecommunication Services 0.2%
	Millicom International Cellular SA, IDR	Colombia	31,532	1,769,986
a	Vodafone Group PLC, ADR	United Kingdom	5,878	95,282

				1,865,268

	Total Common Stocks and Other Equity Interests (Cost $398,617,244)			486,321,316

	Management Investment Companies (Cost $1,044,189) 0.1%
	Diversified Financial Services 0.1%
c	Altaba Inc.	United States	13,818	818,026

	Exchange Traded Funds 0.1%
	Invesco QQQ Series 1 ETF	United States	2,179	379,037
	iShares China Large-Capital ETF	United States	7,525	303,784

	Total Exchange Traded Funds (Cost $654,184)			682,821

	Convertible Preferred Stocks 0.0%†
	Gas Utilities 0.0%†
c	El Paso Energy Capital Trust I, 4.75%, cvt. pfd.	United States	114	5,769

	Oil, Gas & Consumable Fuels 0.0%†
c	Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	139	69,500

	Total Convertible Preferred Stocks (Cost $91,234)			75,269

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Preferred Stocks 0.1%
	Food Products 0.0%†
c	Bunge Ltd., 4.875%, pfd.	United States	2,819	$273,668

	Thrifts & Mortgage Finance 0.1%
c,d	FHLMC, 8.375%, pfd., Z	United States	45,425	615,509

	Total Preferred Stocks (Cost $688,811)			889,177

			Principal Amount*
	Convertible Bonds 8.6%
	Air Freight & Logistics 0.2%
a	Air Transport Services Group Inc., senior note, 1.125%, 10/15/24	United States	732,000	710,062
a	Atlas Air Worldwide Holdings Inc., senior note, 1.875%, 6/01/24	United States	1,081,000	1,009,795

				1,719,857

	Auto Components 0.0%†
	Veoneer Inc., senior note, 4.00%, 6/01/24	Sweden	180,000	175,918

	Banks 0.1%
e	Hope Bancorp Inc., senior bond, 144A, 2.00%, 5/15/38	United States	1,212,000	1,070,347

	Biotechnology 0.8%
	Alder Biopharmaceuticals Inc., senior note, 2.50%, 2/01/25	United States	722,000	636,714
	BioMarin Pharmaceutical Inc., senior sub. note, 0.599%, 8/01/24	United States	325,000	329,451
	Flexion Therapeutics Inc., senior note, 3.375%, 5/01/24	United States	50,000	42,417
	Intercept Pharmaceuticals Inc., senior note,
	3.25%, 7/01/23	United States	1,284,000	1,180,287
	2.00%, 5/15/26	United States	734,000	745,566
a	Ionis Pharmaceuticals Inc., senior note, 1.00%, 11/15/21	United States	1,365,000	1,635,469
e	Karyopharm Therapeutics Inc., senior note, 144A, 3.00%, 10/15/25	United States	1,131,000	723,840
a	Ligand Pharmaceuticals Inc., senior note, 0.75%, 5/15/23	United States	1,190,000	1,002,575
a	Neurocrine Biosciences Inc., senior note, 2.25%, 5/15/24	United States	1,019,000	1,343,806
	OPKO Health Inc., senior note, 4.50%, 2/15/25	United States	725,000	575,503
a	PDL BioPharma Inc., senior note, 2.75%, 12/01/21	United States	1,321,000	1,318,254
	Retrophin Inc., senior note, 2.50%, 9/15/25	United States	977,000	854,875

				10,388,757

	Building Products 0.1%
d	Patrick Industries Inc., senior note, 1.00%, 2/01/23	United States	852,000	740,431

	Capital Markets 0.1%
	Cowen Inc., senior note, 3.00%, 12/15/22	United States	915,000	983,972

	Commercial Services & Supplies 0.2%
	RWT Holdings Inc., senior note, 5.625%, 11/15/19	United States	876,000	882,609
	Team Inc., senior note, 5.00%, 8/01/23	United States	1,131,000	1,129,429

				2,012,038

	Communications Equipment 0.1%
e	CalAmp Corp., senior note, 144A, 2.00%, 8/01/25	United States	907,000	701,111
	Infinera Corp., senior note, 2.125%, 9/01/24	United States	870,000	605,631

				1,306,742

	Construction Materials 0.2%
	Cemex SAB de CV, sub. note, 3.72%, 3/15/20	Mexico	2,846,000	2,844,382

	Consumer Finance 0.5%
a	Encore Capital Group Inc., senior note, 3.25%, 3/15/22	United States	1,415,000	1,421,191
	EZCORP Inc., senior note,
	[a] 2.125%, 6/15/19	United States	2,010,000	2,017,482
	2.375%, 5/01/25	United States	1,083,000	927,589

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Consumer Finance (continued)
	PRA Group Inc., senior note,
	[a] 3.00%, 8/01/20	United States	977,000		$954,143
	3.50%, 6/01/23	United States	1,109,000		1,021,992

					6,342,397

	Diversified Consumer Services 0.2%
	Chegg Inc., senior note,
	0.25%, 5/15/23	United States	869,000		1,301,871
	[e] 144A, 0.125%, 3/15/25	United States	796,000		778,302

					2,080,173

	Diversified Financial Services 0.1%
	Element Fleet Management Corp., sub. note,
	[e] 144A, 5.125%, 6/30/19	Canada	1,062,000	CAD	786,199
	4.25%, 6/30/20	Canada	331,000	CAD	245,240
	4.25%, 6/30/24	Canada	811,000	CAD	642,152

					1,673,591

	Diversified Telecommunication Services 0.1%
e	IAC Financeco 3 Inc., senior bond, 144A, 2.00%, 1/15/30	United States	1,081,000		1,099,914
e	Intelsat SA, senior note, 144A, 4.50%, 6/15/25	United States	226,000		296,841

					1,396,755

	Electrical Equipment 0.0%†
e	Enphase Energy Inc., senior note, 144A, 1.00%, 6/01/24	United States	217,000		219,141

	Electronic Equipment, Instruments & Components 0.4%
	II-VI Inc., senior note, 0.25%, 9/01/22	United States	798,000		788,410
a	Knowles Corp., senior note, 3.25%, 11/01/21	United States	1,236,000		1,372,702
	OSI Systems Inc., senior note, 1.25%, 9/01/22	United States	974,000		1,095,866
e	PAR Technology Corp., senior note, 144A, 4.50%, 4/15/24	United States	543,000		658,446
a,e	Vishay Intertechnology Inc., senior note, 144A, 2.25%, 6/15/25	United States	1,592,000		1,415,410

					5,330,834

	Energy Equipment & Services 0.1%
i	Fugro NV, sub. note, Reg S,
	4.00%, 10/26/21	Netherlands	600,000	EUR	579,363
	4.50%, 11/02/24	Netherlands	300,000	EUR	286,994
	Nabors Industries Inc., senior note, 0.75%, 1/15/24	United States	145,000		99,943

					966,300

	Entertainment 0.3%
e	Bilibili Inc., senior note, 144A, 1.375%, 4/01/26	China	325,000		272,462
e	iQIYI Inc., senior note, 144A, 2.00%, 4/01/25	China	362,000		330,238
	Liberty Media Corp., senior bond,
	2.25%, 9/30/46	United States	50,000		25,625
	[a,e] 144A, 2.25%, 12/01/48	United States	1,427,000		1,544,141
e	Sea Ltd., senior note, 144A, 2.25%, 7/01/23	Thailand	732,000		1,174,833

					3,347,299

	Equity Real Estate Investment Trusts (REITs) 0.5%
	IH Merger Sub LLC, senior note, 3.50%, 1/15/22	United States	1,011,000		1,198,885
e	IIP Operating Partnership LP, senior note, 144A, 3.75%, 2/21/24	United States	1,013,000		1,323,048
	iStar Inc., senior note, 3.125%, 9/15/22	United States	250,000		245,041
a	Starwood Waypoint Homes, senior note, 3.00%, 7/01/19	United States	1,991,000		2,789,889

					5,556,863

	Health Care Equipment & Supplies 0.0%†
e	CONMED Corp., senior note, 144A, 2.625%, 2/01/24	United States	290,000		316,901

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Convertible Bonds (continued)
	Health Care Technology 0.3%
a	Allscripts Healthcare Solutions Inc., senior note, 1.25%, 7/01/20	United States	1,888,000	$1,864,535
	Evolent Health Inc., senior note,
	2.00%, 12/01/21	United States	603,000	566,100
	[e] 144A, 1.50%, 10/15/25	United States	755,000	547,016
e	Tabula Rasa Healthcare Inc., senior sub. note, 144A, 1.75%, 2/15/26	United States	988,000	944,887

				3,922,538

	Hotels, Restaurants & Leisure 0.1%
a	Huazhu Group Ltd., senior note, 0.375%, 11/01/22	China	362,000	368,012
	Marriott Vacations Worldwide Corp., senior note, 1.50%, 9/15/22	United States	1,313,000	1,241,907

				1,609,919

	Independent Power & Renewable Electricity Producers 0.1%
	NRG Energy Inc., 2.75%, 6/01/48	United States	1,533,000	1,587,138

	Interactive Media & Services 0.2%
	Twitter Inc., senior note,
	1.00%, 9/15/21	United States	319,000	305,632
	[e] 144A, 0.25%, 6/15/24	United States	638,000	624,709
	Zillow Group Inc., senior note, 2.00%, 12/01/21	United States	1,160,000	1,277,450

				2,207,791

	Internet & Direct Marketing Retail 0.1%
	Booking Holdings Inc., senior note, 0.35%, 6/15/20	United States	315,000	407,284
d	Wayfair Inc., senior note, 0.375%, 9/01/22	United States	548,000	821,907

				1,229,191

	IT Services 0.8%
a	Carbonite Inc., senior note, 2.50%, 4/01/22	United States	762,000	872,249
	CSG Systems International Inc., senior bond, 4.25%, 3/15/36	United States	891,000	958,051
e	GDS Holdings Ltd., senior note, 144A, 2.00%, 6/01/25	China	360,000	325,062
e	KBR Inc., senior note, 144A, 2.50%, 11/01/23	United States	798,000	872,620
a,e	MongoDB Inc., senior note, 144A, 0.75%, 6/15/24	United States	1,009,000	2,146,017
a	Okta Inc., senior note, 0.25%, 2/15/23	United States	925,000	2,222,335
e	Perficient Inc., senior note, 144A, 2.375%, 9/15/23	United States	970,000	1,000,745
a	Twilio Inc., senior note, 0.25%, 6/01/23	United States	740,000	1,447,163

				9,844,242

	Machinery 0.0%†
	The Greenbrier Cos. Inc., senior note, 2.875%, 2/01/24	United States	428,000	407,192

	Media 0.2%
	DISH Network Corp.,
	senior bond, 3.375%, 8/15/26	United States	325,000	299,448
	senior note, 2.375%, 3/15/24	United States	280,000	243,967
	Liberty Interactive LLC,
	senior bond, 4.00%, 11/15/29	United States	1,122,000	788,205
	senior note, 3.75%, 2/15/30	United States	949,000	648,879

				1,980,499

	Metals & Mining 0.2%
a	Cleveland-Cliffs Inc., senior note, 1.50%, 1/15/25	United States	1,134,000	1,406,647
	First Majestic Silver Corp., senior note, 1.875%, 3/01/23	Canada	770,000	728,131
e	SSR Mining Inc., senior bond, 144A, 2.50%, 4/01/39	Canada	552,000	535,095

				2,669,873

	Mortgage Real Estate Investment Trusts (REITs) 0.1%
	Redwood Trust Inc., senior note, 4.75%, 8/15/23	United States	714,000	686,592

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Oil, Gas & Consumable Fuels 0.3%
	Chesapeake Energy Corp., senior note, 5.50%, 9/15/26	United States	95,000		$77,187
	Golar LNG Ltd., senior note, 2.75%, 2/15/22	Bermuda	458,000		424,749
	Green Plains Inc., senior note,
	3.25%, 10/01/19	United States	1,379,000		1,385,895
	4.125%, 9/01/22	United States	522,000		475,699
a	Ship Finance International Ltd., 5.75%, 10/15/21	Norway	1,009,000		1,001,475
	SM Energy Co., senior note, 1.50%, 7/01/21	United States	30,000		27,148
	Teekay Corp., senior note, 5.00%, 1/15/23	Canada	659,000		523,905
	Whiting Petroleum Corp., senior note, 1.25%, 4/01/20	United States	45,000		43,679

					3,959,737

	Personal Products 0.1%
	Herbalife Nutrition Ltd., senior note, 2.625%, 3/15/24	United States	1,011,000		951,720

	Pharmaceuticals 0.7%
e	Aphria Inc., senior note, 144A, 5.25%, 6/01/24	Canada	942,000		831,904
a,e	Aurora Cannabis Inc., senior note, 144A, 5.50%, 2/28/24	Canada	1,377,000		1,624,860
e	Canopy Growth Corp., senior note, 144A, 4.25%, 7/15/23	Canada	1,235,000	CAD	1,238,107
a	Innoviva Inc., sub. note, 2.125%, 1/15/23	United States	1,047,000		1,067,020
	Jazz Investments I Ltd., senior note, 1.50%, 8/15/24	United States	875,000		830,121
e	The Medicines Co., senior note, 144A, 3.50%, 1/15/24	United States	462,000		731,404
e	Omeros Corp., senior note, 144A, 6.25%, 11/15/23	United States	200,000		220,893
	Pacira Biosciences Inc., senior note, 2.375%, 4/01/22	United States	1,281,000		1,310,623
e	Tilray Inc., senior note, 144A, 5.00%, 10/01/23	Canada	1,194,000		996,225

					8,851,157

	Professional Services 0.1%
e	FTI Consulting Inc., senior note, 144A, 2.00%, 8/15/23	United States	1,526,000		1,630,912

	Real Estate Management & Development 0.1%
	Forestar Group Inc., senior note, 3.75%, 3/01/20	United States	356,000		356,563
	Redfin Corp., senior note, 1.75%, 7/15/23	United States	1,526,000		1,343,536

					1,700,099

	Semiconductors & Semiconductor Equipment 0.3%
	Inphi Corp., senior note, 0.75%, 9/01/21	United States	907,000		958,709
a	Microchip Technology Inc., senior sub. bond, 1.625%, 2/15/27	United States	900,000		983,709
	Silicon Laboratories Inc., senior note, 1.375%, 3/01/22	United States	615,000		721,087
	Synaptics Inc., senior note, 0.50%, 6/15/22	United States	650,000		573,160

					3,236,665

	Software 0.8%
e	Benefitfocus Inc., senior note, 144A, 1.25%, 12/15/23	United States	1,098,000		996,606
a	Five9 Inc., senior note, 0.125%, 5/01/23	United States	949,000		1,315,978
	Nuance Communications Inc., senior bond, 1.00%, 12/15/35	United States	1,217,000		1,149,444
	Nutanix Inc., senior note, zero cpn., 1/15/23	United States	765,000		729,415
e	Palo Alto Networks Inc., senior note, 144A, 0.75%, 7/01/23	United States	712,000		739,937
e	Pluralsight Inc., senior note, 144A, 0.375%, 3/01/24	United States	1,268,000		1,372,723
	PROS Holdings Inc.,
	senior bond, 2.00%, 6/01/47	United States	1,076,000		1,357,901
	[e] senior note, 144A, 1.00%, 5/15/24	United States	435,000		469,844
a,e	Rapid7 Inc., senior note, 144A, 1.25%, 8/01/23	United States	930,000		1,317,679

					9,449,527

	Specialty Retail 0.0%†
e	Restoration Hardware Holdings Inc., senior note, 144A, zero cpn., 6/15/23	United States	421,000		335,221

	Trading Companies & Distributors 0.0%†
	Kaman Corp., senior note, 3.25%, 5/01/24	United States	398,000		426,040

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Wireless Telecommunication Services 0.1%
e	Boingo Wireless Inc., senior note, 144A, 1.00%, 10/01/23	United States	930,000		$791,221

	Total Convertible Bonds (Cost $103,900,313)				105,949,972

	Corporate Bonds and Notes 9.9%
	Aerospace & Defense 0.1%
	The Boeing Co., senior note, 2.70%, 5/01/22	United States	375,000		377,966
e	Leonardo US Holdings Inc., senior bond, 144A, 6.25%, 1/15/40	Italy	236,000		227,740
e	Rolls-Royce PLC, senior note, 144A, 2.375%, 10/14/20	United Kingdom	400,000		398,825

					1,004,531

	Air Freight & Logistics 0.0%†
	FedEx Corp., senior note, 3.40%, 1/14/22	United States	170,000		173,706

	Automobiles 0.2%
e,j	BMW US Capital LLC, senior note, 144A, FRN, 3.014%, (3-Month USD LIBOR + 0.41%), 4/12/21	Germany	465,000		465,958
e	Daimler Finance North America LLC, senior note, 144A, 3.40%, 2/22/22	Germany	385,000		390,153
	General Motors Financial Co. Inc., senior note,
	3.70%, 11/24/20	United States	155,000		156,298
	[j] FRN, 3.442%, (3-Month USD LIBOR + 0.85%), 4/09/21	United States	275,000		275,015
e	Hyundai Capital America, senior note, 144A, 3.95%, 2/01/22	United States	375,000		383,552
e	Nissan Motor Acceptance Corp., senior note, 144A, 3.65%, 9/21/21	United States	375,000		380,943
	Toyota Motor Credit Corp., G, senior note, 3.05%, 1/08/21	United States	325,000		328,144

					2,380,063

	Banks 0.5%
e	Banco Macro SA, senior note, 144A, 17.50%, 5/08/22	Argentina	1,740,000	ARS	24,388
	Citibank NA, senior note,
	3.05%, 5/01/20	United States	435,000		436,712
	[j] FRN, 3.165%, (3-Month USD LIBOR + 0.53%), 2/19/22	United States	250,000		251,607
j	HSBC Holdings PLC, senior note, FRN, 3.247%, (3-Month USD LIBOR + 0.65%), 9/11/21	United Kingdom	375,000		375,627
j	JPMorgan Chase & Co., senior note, FRN, 3.20%, (3-Month USD LIBOR + 0.68%), 6/01/21	United States	140,000		140,584
j	JPMorgan Chase Bank NA, senior note, FRN, 2.75%, (3-Month USD LIBOR + 0.23%), 9/01/20	United States	755,000		755,049
	Keybank NA, senior note, 3.30%, 2/01/22	United States	250,000		255,526
	Mitsubishi UFJ Financial Group Inc., senior note,
	[j] FRN, 3.236%, (3-Month USD LIBOR + 0.65%), 7/26/21	Japan	380,000		381,523
	3.535%, 7/26/21	Japan	380,000		387,436
e,j	Standard Chartered PLC, 144A, FRN, senior note,
	3.742%, (3-Month USD LIBOR + 1.15%), 1/20/23	United Kingdom	200,000		200,007
	4.247%, (3-Month USD LIBOR + 1.15%), 1/20/23	United Kingdom	200,000		203,829
j	Sumitomo Mitsui Financial Group Inc., senior note, FRN, 3.551%, (3-Month USD LIBOR + 0.97%), 1/11/22	Japan	115,000		116,197
	US Bank NA, senior note,
	3.00%, 2/04/21	United States	375,000		378,681
	[d,j] FRN, 2.905%, (3-Month USD LIBOR + 0.38%), 11/16/21	United States	380,000		381,537
i,o	VTB Capital SA, loan participation, sub. senior note, Reg S, 6.95%, 10/17/22	Russia	486,000		512,564
j	Wells Fargo & Co., senior note, FRN,
	3.843%, (3-Month USD LIBOR + 1.34%), 3/04/21	United States	230,000		233,717
	3.465%, (3-Month USD LIBOR + 0.93%), 2/11/22	United States	495,000		498,017
	Wells Fargo Bank NA, senior note, 3.625%, 10/22/21	United States	250,000		255,736

					5,788,737

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Biotechnology 0.0%†
	Celgene Corp., senior note, 2.875%, 8/15/20	United States	195,000		$196,034

	Capital Markets 0.2%
a,e	Adient Global Holdings Ltd., senior note, 144A, 4.875%, 8/15/26	United States	1,400,000		1,046,500
j	Bank of America NA, senior note, FRN, 2.771%, (3-Month USD LIBOR + 0.25%), 8/28/20	United States	755,000		755,213
j	The Bank of New York Mellon, senior note, FRN, 2.803%, (3-Month USD LIBOR + 0.30%), 12/04/20	United States	385,000		385,329

					2,187,042

	Chemicals 0.5%
	Momentive Performance Materials Inc., senior secured note, 3.88%, 10/24/21	United States	5,379,000		6,075,580

	Commercial Services & Supplies 1.8%
e	Harland Clarke Holdings Corp., 144A,
	[a] senior note, 9.25%, 3/01/21	United States	13,051,500		12,806,784
	senior secured note, 8.375%, 8/15/22	United States	3,207,000		2,741,985
	R.R. Donnelley & Sons Co.,
	senior bond, 8.875%, 4/15/21	United States	141,000		146,288
	senior bond, 6.50%, 11/15/23	United States	2,416,000		2,391,840
	senior bond, 6.00%, 4/01/24	United States	2,744,000		2,719,990
	senior bond, 6.625%, 4/15/29	United States	300,000		283,500
	senior note, 7.00%, 2/15/22	United States	1,338,000		1,351,380

					22,441,767

	Consumer Finance 0.1%
	American Express Co., senior note,
	3.00%, 2/22/21	United States	165,000		166,121
	[j] FRN, 3.165%, (3-Month USD LIBOR + 0.60%), 11/05/21	United States	260,000		261,305
	Paccar Financial Corp., senior note, 2.65%, 5/10/22	United States	420,000		424,340
	Synchrony Financial, senior bond, 5.15%, 3/19/29	United States	215,000		223,294

					1,075,060

	Distributors 0.1%
e,k	American News Co. LLC, secured note, senior note, 144A, PIK, 8.50%, (all cash), 9/01/26	United States	1,426,629		1,469,428

	Diversified Financial Services 0.8%
e,j	Banco Supervielle SA, senior note, 144A, FRN, 47.667%, (ARS Badlar + 4.50%), 8/09/20	Argentina	3,800,000	ARS	75,752
	Citizens Bank NA, senior note, 3.25%, 2/14/22	United States	390,000		396,056
e	Financiera de Desarrollo Territorial SA Findeter, senior bond, 144A, 7.875%, 8/12/24	Colombia	795,000,000	COP	247,405
i	MDC-GMTN BV, senior bond, Reg S, 4.50%, 11/07/28	United Arab Emirates	261,000		284,653
e	Mitsubishi UFJ Lease & Finance Co. Ltd., senior note, 144A, 3.406%, 2/28/22	Japan	320,000		325,463
e	One Call Corp., 144A,
	secured note, second lien, 10.00%, 10/01/24	United States	3,001,000		2,580,860
	senior secured note, first lien, 7.50%, 7/01/24	United States	5,619,000		5,029,005
e	Topaz Solar Farms LLC, senior secured bond, 144A, 5.75%, 9/30/39	United States	415,044		434,669
e	USAA Capital Corp., senior note, 144A, 2.625%, 6/01/21	United States	180,000		180,902

					9,554,765

	Diversified Telecommunication Services 0.1%
	AT&T Inc., senior note,
	[j] FRN, 3.27%, (3-Month USD LIBOR + 0.75%), 6/01/21	United States	155,000		155,997
	3.80%, 3/15/22	United States	530,000		545,971

					701,968

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Electric Utilities 0.3%
i	1MDB Energy Ltd., senior note, Reg S, 5.99%, 5/11/22	Malaysia	1,300,000	$1,356,764
e	Enel SpA, sub. bond, 144A, 8.75% to 9/24/23, FRN thereafter	Italy	545,000	609,746
i	Eskom Holdings SOC Ltd., senior bond, Reg S,
	5.75%, 1/26/21	South Africa	414,000	414,017
	8.45%, 8/10/28	South Africa	894,000	981,091
j	Florida Power & Light Co., senior note, FRN, 2.965%, (3-Month USD LIBOR + 0.40%), 5/06/22	United States	415,000	415,162

				3,776,780

	Electronic Equipment, Instruments & Components 0.0%†
	Flex Ltd., senior bond, 4.875%, 6/15/29	Singapore	415,000	411,605

	Energy Equipment & Services 0.0%†
e	Transocean Sentry Ltd., senior secured note, 144A, 5.375%, 5/15/23	United States	120,000	119,100

	Entertainment 0.0%†
e	NetFlix Inc., senior bond, 144A, 5.375%, 11/15/29	United States	440,000	447,700

	Equity Real Estate Investment Trusts (REITs) 0.2%
e	AHP Health Partners Inc., senior note, 144A, 9.75%, 7/15/26	United States	2,195,000	2,332,187

	Food & Staples Retailing 0.1%
e,j	Alimentation Couche-Tard Inc., senior note, 144A, FRN, 3.108%, (3-Month USD LIBOR + 0.50%), 12/13/19	Canada	123,000	123,003
e	NBM US Holdings Inc., senior note, 144A, 7.00%, 5/14/26	Brazil	325,000	335,969
	Unilever Capital Corp., senior note, 3.00%, 3/07/22	United Kingdom	380,000	386,301

				845,273

	Food Products 0.0%†
j	Campbell Soup Co., senior note, FRN, 3.115%, (3-Month USD LIBOR + 0.50%), 3/16/20	United States	235,000	234,818
e	JBS USA LUX SA / Food Co. / Finance Inc., senior bond, 144A, 6.50%, 4/15/29	United States	180,000	189,450

				424,268

	Health Care Providers & Services 0.1%
e	Cigna Corp., senior note, 144A, 3.40%, 9/17/21	United States	380,000	385,498
	CVS Health Corp., senior note,
	2.80%, 7/20/20	United States	390,000	390,571
	[d] 2.125%, 6/01/21	United States	400,000	395,190

				1,171,259

	Hotels, Restaurants & Leisure 0.7%
e	MGM China Holdings Ltd., senior note, 144A, 5.375%, 5/15/24	Hong Kong	200,000	204,250
e	Mohegan Gaming & Entertainment, senior note, 144A, 7.875%, 10/15/24	United States	8,656,000	8,353,040

				8,557,290

	Independent Power & Renewable Electricity Producers 0.0%†
e	Adani Green Energy Up Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Ltd., senior secured note, 144A, 6.25%, 12/10/24	India	200,000	200,000

	Insurance 0.2%
	AEGON Funding Co. LLC, senior bond, 5.75%, 12/15/20	Netherlands	220,000	230,776
e,j	AIA Group Ltd., senior note, 144A, FRN, 3.153%, (3-Month USD LIBOR + 0.52%), 9/20/21	Hong Kong	200,000	200,034
j	Genworth Holdings Inc., senior bond, FRN, 4.521%, (3-Month USD LIBOR + 2.00%), 11/15/36	United States	577,000	297,155
e	Jackson National Life Global Funding, secured note, 144A, 3.30%, 2/01/22	United States	375,000	381,985
	Marsh & McLennan Cos. Inc., senior note, 3.50%, 12/29/20	United States	185,000	187,774

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Insurance (continued)
e	Metropolitan Life Global Funding I, secured note, 144A, 3.375%, 1/11/22	United States	210,000	$214,880
e	New York Life Global Funding, secured note, 144A,
	2.95%, 1/28/21	United States	230,000	232,247
	[j] FRN, 2.885%, (3-Month USD LIBOR + 0.32%), 8/06/21	United States	380,000	380,752

				2,125,603

	Interactive Media & Services 0.2%
e	Rackspace Hosting Inc., senior note, 144A, 8.625%, 11/15/24	United States	3,273,000	2,855,692

	IT Services 0.1%
	International Business Machines Corp., senior note, 2.50%, 1/27/22	United States	785,000	784,206

	Machinery 0.1%
	Caterpillar Financial Services Corp., senior note, 3.15%, 9/07/21	United States	265,000	268,834
	John Deere Capital Corp., senior note, 3.125%, 9/10/21	United States	750,000	761,096

				1,029,930

	Media 2.2%
e	Fox Corp., senior note, 144A, 3.666%, 1/25/22	United States	230,000	235,937
	iHeartCommunications Inc., senior note, 8.375%, 5/01/27	United States	100,000	105,125
e	The McClatchy Co., 144A,
	senior secured bond, 6.875%, 7/15/31	United States	4,095,000	4,729,725
	senior secured note, 9.00%, 7/15/26	United States	8,088,000	7,986,900
e,k	Postmedia Network Inc., secured note, second lien, 144A, PIK, 10.25%, 7/15/23	Canada	5,264,856	5,528,099
e	Worldwide Media Services Group Inc., sub. note, 144A, zero cpn., 12/01/24	United States	12,601,854	8,947,316

				27,533,102

	Metals & Mining 0.0%†
e	First Quantum Minerals Ltd., senior note, 144A, 7.50%, 4/01/25	Zambia	205,000	183,988
e	Glencore Funding LLC, senior note, 144A, 4.125%, 3/12/24	Switzerland	170,000	173,240

				357,228

	Multiline Retail 0.1%
e	Neiman Marcus Group Ltd. LLC, senior note, 144A, 8.00%, 10/15/21	United States	2,317,000	1,204,840

	Oil, Gas & Consumable Fuels 0.8%
e,g	Bellatrix Exploration Ltd., senior note, 144A, 8.50%, 5/15/20	Canada	410,000	210,535
e	Bruin E&P Partners LLC, senior note, 144A, 8.875%, 8/01/23	United States	590,000	532,475
d,e	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,025,000	720,062
i,j	EP PetroEcuador via Noble Sovereign Funding I Ltd., secured note, Reg S, FRN, 8.227%, (3-Month USD LIBOR + 5.63%), 9/24/19	Ecuador	84,947	85,372
e	Gran Tierra Energy International Holdings Ltd., senior note, 144A, 6.25%, 2/15/25	Canada	200,000	190,252
	Gulfport Energy Corp., senior note, 6.00%, 10/15/24	United States	505,000	419,150
d	Halcon Resources Corp., senior note, 6.75%, 2/15/25	United States	645,000	282,187
	Jagged Peak Energy LLC, senior note, 5.875%, 5/01/26	United States	115,000	112,844
e	Kosmos Energy Ltd., senior note, 144A, 7.125%, 4/04/26	Ghana	255,000	252,450
e	Lonestar Resources America Inc., senior note, 144A, 11.25%, 1/01/23	United States	95,000	92,862
	Montage Resources Corp., senior note, 8.875%, 7/15/23	United States	195,000	172,575
	Petrobras Global Finance BV,
	senior bond, 5.75%, 2/01/29	Brazil	270,000	272,859
	senior bond, 5.625%, 5/20/43	Brazil	90,000	82,462
	senior bond, 6.90%, 3/19/49	Brazil	545,000	545,545
	senior note, 6.25%, 3/17/24	Brazil	284,000	308,816
	senior note, 8.75%, 5/23/26	Brazil	509,000	614,541

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Oil, Gas & Consumable Fuels (continued)
	Petroleos Mexicanos,
	senior bond, 5.50%, 1/21/21	Mexico	1,152,000	$1,185,984
	senior note, 4.875%, 1/24/22	Mexico	712,000	722,965
	senior note, 3.50%, 1/30/23	Mexico	535,000	515,794
	senior note, 4.625%, 9/21/23	Mexico	850,000	848,619
e	Saudi Arabian Oil Co., senior bond, 144A,
	3.50%, 4/16/29	Saudi Arabia	200,000	199,869
	4.25%, 4/16/39	Saudi Arabia	231,000	231,088
	4.375%, 4/16/49	Saudi Arabia	200,000	198,800
e	Transportadora de Gas del Sur SA, senior note, 144A, 6.75%, 5/02/25	Argentina	155,000	144,538
e	Ultrapar International SA, senior bond, 144A, 5.25%, 6/06/29	Brazil	205,000	204,283
e	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., senior note, 144A,
	8.75%, 4/15/23	United States	415,000	297,763
	9.75%, 4/15/23	United States	190,000	139,650
e	YPF Sociedad Anonima, 144A
	senior bond, 6.95%, 7/21/27	Argentina	220,000	189,728
	[j] senior note, FRN, 48.75%, (ARS Badlar + 4.00%), 7/07/20	Argentina	245,000	68,692

				9,842,760

	Pharmaceuticals 0.2%
e	Bristol-Myers Squibb Co., senior note, 144A, 2.60%, 5/16/22	United States	830,000	836,226
	Mylan Inc., senior bond, 5.20%, 4/15/48	United States	50,000	45,019
	Mylan NV, senior bond, 5.25%, 6/15/46	United States	135,000	123,098
	Pfizer Inc., senior note, 3.00%, 9/15/21	United States	755,000	767,687
	Teva Pharmaceutical Finance Netherlands III BV, senior bond, 4.10%, 10/01/46	Israel	435,000	283,294

				2,055,324

	Road & Rail 0.1%
e	Penske Truck Leasing Co. LP / PTL Finance Corp., senior note, 144A, 3.65%, 7/29/21	United States	285,000	290,096
e	Uber Technologies Inc., senior note, 144A,
	[d] 7.50%, 11/01/23	United States	370,000	387,575
	8.00%, 11/01/26	United States	240,000	254,700
	Union Pacific Corp., senior note, 2.95%, 3/01/22	United States	230,000	232,943

				1,165,314

	Semiconductors & Semiconductor Equipment 0.0%†
e	Broadcom Inc., senior bond, 144A, 4.75%, 4/15/29	United States	590,000	582,721

	Specialty Retail 0.0%†
j	The Home Depot Inc., senior note, FRN, 2.83%, (3-Month USD LIBOR + 0.31%), 3/01/22	United States	310,000	310,633

	Technology Hardware, Storage & Peripherals 0.1%
e	Dell International LLC / EMC Corp., senior secured note, 144A, 4.90%, 10/01/26	United States	570,000	583,876
	Western Digital Corp., senior note, 4.75%, 2/15/26	United States	250,000	237,588

				821,464

	Wireless Telecommunication Services 0.0%†
e	Millicom International Cellular SA, senior bond, 144A, 6.25%, 3/25/29	Colombia	200,000	209,832

	Total Corporate Bonds and Notes (Cost $117,239,548)			122,212,792

	Corporate Bonds and Notes in Reorganization 0.8%
	Chemicals 0.0%†
d,e,f	Hexion Inc., senior secured note, 144A, 10.375%, 2/01/22	United States	403,000	320,385

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes in Reorganization (continued)
	Electric Utilities 0.8%
f	Bruce Mansfield Unit 1 2007 Pass-Through Trust, secured bond, 6.85%, 6/01/34	United States	4,278,603	$4,080,249
f	Pacific Gas & Electric Co., senior bond,
	5.80%, 3/01/37	United States	1,458,000	1,454,355
	5.40%, 1/15/40	United States	597,000	586,179
	[d] 4.75%, 2/15/44	United States	3,640,000	3,414,775

				9,535,558

	Metals & Mining 0.0%†
e,f	Samarco Mineracao SA, senior bond, 144A, 4.125%, 11/01/22	Brazil	600,000	445,506

	Oil, Gas & Consumable Fuels 0.0%†
f,i	Petroleos de Venezuela SA, senior note, Reg S, 6.00%, 10/28/22	Venezuela	506,036	91,087

	Total Corporate Bonds and Notes in Reorganization (Cost $7,298,908)			10,392,536

j,l	Senior Floating Rate Interests 0.4%
	Auto Components 0.0%†
	Tectum Holdings, Term Loan, 6.189%, (1-Month USD LIBOR + 3.75%), 4/22/24	United States	179,725	171,637

	Automobiles 0.0%†
	SAIC Motor Corp. Ltd., Term Loan, 4.189%, (1-Month USD LIBOR + 1.75%), 10/31/25	United States	109,400	108,896

	Building Products 0.0%†
	Jeld-Wen Inc., Term Loan, 4.601%, (3-Month USD LIBOR + 2.00%), 12/14/24	United States	189,039	188,212

	Chemicals 0.0%†
	Axalta Coating Systems Dutch Holding BV, Term Loan B, 4.351%, (3-Month USD LIBOR + 1.75%), 6/01/24	United States	147,205	144,997

	Construction Materials 0.0%†
	ABC Supply, Term Loan B, 4.439%, (1-Month USD LIBOR + 2.00%), 10/31/23	United States	114,337	112,988
	Summit Materials LLC, Term Loan, 4.439%, (1-Month USD LIBOR + 2.00%), 11/21/24	United States	189,043	188,363

				301,351

	Diversified Financial Services 0.1%
	The AES Corp., Term Loan, 4.272%, (3-Month USD LIBOR + 1.75%), 5/31/22	United States	203,700	203,827
	B.C. Unlimited Liability Co., Term Loan B-3, 4.689%, (1-Month USD LIBOR + 2.25%), 2/16/24	United States	274,972	272,509
	Ziggo BV, Term Loan E, 4.94%, (1-Month USD LIBOR + 2.50%), 4/15/25	United States	200,522	199,360

				675,696

	Equity Real Estate Investment Trusts (REITs) 0.0%†
	Iron Mountain Inc., Term Loan B, 4.189%, (1-Month USD LIBOR + 1.75%), 1/02/26	United States	217,800	211,538

	Food & Staples Retailing 0.0%†
	ARAMARK Services Inc., Term Loan B-3, 4.189%, (1-Month USD LIBOR + 1.75%), 3/11/25	United States	189,226	188,600

	Food Products 0.0%†
	Post Holdings Inc., Term Loan B, 4.44%, (1-Month USD LIBOR + 2.00%), 5/24/24	United States	113,257	113,116

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
j,l	Senior Floating Rate Interests (continued)
	Health Care Providers & Services 0.0%†
	Catalent Pharma Solutions Inc., Term Loan B, 4.682%, (1-Month USD LIBOR + 2.25%), 5/18/26	United States	60,000	$60,000

	Health Care Technology 0.0%†
	Quintiles IMS Inc., Term Loan B-2, 4.601%, (3-Month USD LIBOR + 2.00%), 1/17/25	United States	78,800	78,735

	Hotels, Restaurants & Leisure 0.0%†
	Wyndham Hotels, Term Loan, 4.189%, (1-Month USD LIBOR + 1.75%), 5/30/25	United States	64,675	64,502

	Independent Power & Renewable Electricity Producers 0.0%†
	Vistra Energy Corp., Term Loan B-3,
	4.432%, (1-Month USD LIBOR + 2.00%), 12/31/25	United States	148,202	147,879
	4.439%, (1-Month USD LIBOR + 2.00%), 12/31/25	United States	52,822	52,706

				200,585

	IT Services 0.0%†
	First Data Corp., Term Loan B, 4.437%, (1-Month USD LIBOR + 2.00%), 7/08/22	United States	151,472	151,437

	Life Sciences Tools & Services 0.0%†
	Iqvia Holdings Inc., Term Loan B, 4.189%, (1-Month USD LIBOR + 1.75%), 6/11/25	United States	203,463	202,572

	Media 0.0%†
	UPC Financing Partnership, Term Loan, 4.94%, (1-Month USD LIBOR + 2.50%), 1/15/26	United States	96,442	96,356

	Oil, Gas & Consumable Fuels 0.1%
	California Resources Corp., Initial Term Loan, 7.178%, (1-Month USD LIBOR + 4.75%), 12/31/22	United States	873,000	839,171
	Gavilan Resources LLC, Initial Term Loan, second lien, 8.43%, (1-Month USD LIBOR + 6.00%), 3/01/24	United States	200,000	146,000

				985,171

	Pharmaceuticals 0.0%†
	Grifols Worldwide Operations USA Inc., Term Loan, 4.637%, (1-Week USD LIBOR + 2.25%), 1/31/25	United States	194,314	193,751

	Road & Rail 0.0%†
	Uber Technologies Inc., Term Loan, Term Loan, 5.93%, (1-Month USD LIBOR + 3.50%), 7/13/23	United States	292,795	292,703

	Semiconductors & Semiconductor Equipment 0.0%†
	Microchip Technology Inc., Term Loan B, 4.44%, (1-Month USD LIBOR + 2.00%), 5/29/25	United States	63,238	63,159

	Trading Companies & Distributors 0.1%
	Reece Ltd., Term Loan B, 4.61%, (3-Month USD LIBOR + 2.00%), 7/02/25	United States	210,670	209,617
	United Rentals Inc., Term Loan, 4.189%, (1-Month USD LIBOR + 1.75%), 10/31/25	United States	109,450	109,557

				319,174

	Wireless Telecommunication Services 0.1%
	Unitymedia Hessen GmbH & Co. KG, Term Loan B,
	4.44%, (1-Month USD LIBOR + 2.00%), 6/01/23	United States	80,000	79,657
	4.69%, (1-Month USD LIBOR + 2.25%), 9/30/25	United States	301,134	299,785

				379,442

	Total Senior Floating Rate Interests (Cost $5,258,419)			5,191,630

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities 2.1%
	Argentina Treasury Bill, Strip,
	4/30/20	Argentina	21,502,465	ARS	$504,309
	7/31/20	Argentina	10,826,261	ARS	220,709
	Government of Argentina,
	3.38% to 3/31/29, 4.74% thereafter, 12/31/38	Argentina	1,325,000	EUR	781,044
	senior bond, 3.38%, 12/31/38	Argentina	319,071	EUR	184,678
	[j] senior note, FRN, 68.805%, (ARLLMONP), 6/21/20	Argentina	10,866,182	ARS	244,117
	senior note, 6.875%, 4/22/21	Argentina	979,000		813,059
	[i] senior note, Reg S, 3.875%, 1/15/22	Argentina	1,171,000	EUR	998,165
	senior note, 5.625%, 1/26/22	Argentina	2,711,000		2,099,670
i	Government of Bahrain, senior bond, Reg S, 7.00%, 1/26/26	Bahrain	467,000		496,099
	Government of Brazil, senior bond, 4.875%, 1/22/21	Brazil	640,000		661,760
i	Government of Ecuador, senior note, Reg S, 10.75%, 3/28/22	Ecuador	316,000		351,945
	Government of Indonesia, senior note, 4.45%, 2/11/24	Indonesia	240,000		251,573
i	Government of Nigeria, senior note, Reg S, 7.625%, 11/21/25	Nigeria	363,000		381,114
i	Government of Paraguay, senior bond, Reg S, 4.625%, 1/25/23	Paraguay	945,000		982,020
e	Government of Qatar, senior bond, 144A,
	4.00%, 3/14/29	Qatar	420,000		442,906
	4.817%, 3/14/49	Qatar	530,000		584,325
	Government of Russia,
	senior bond, 7.25%, 5/10/34	Russia	306,742,000	RUB	4,401,397
	[e] senior bond, 144A, 5.10%, 3/28/35	Russia	200,000		209,129
	[i] senior note, Reg S, 5.00%, 4/29/20	Russia	400,000		408,106
	[i] senior note, Reg S, 4.50%, 4/04/22	Russia	400,000		415,941
i	Government of Saudi Arabia, Reg S,
	senior bond, 5.25%, 1/16/50	Saudi Arabia	903,000		996,497
	senior note, 2.375%, 10/26/21	Saudi Arabia	800,000		791,206
	Government of South Africa, senior bond,
	5.50%, 3/09/20	South Africa	746,000		757,824
	8.75%, 1/31/44	South Africa	24,725,000	ZAR	1,531,389
	8.75%, 2/28/48	South Africa	7,720,000	ZAR	476,993
	R186, 10.50%, 12/21/26	South Africa	38,895,296	ZAR	2,965,295
	Government of Turkey, senior bond,
	7.00%, 6/05/20	Turkey	1,124,000		1,139,921
	5.625%, 3/30/21	Turkey	203,000		200,184
	Indonesia Treasury Bond, senior note, 8.125%, 5/15/24	Indonesia	2,795,000,000	IDR	200,825
i	National Highways Authority of India, senior note, Reg S, 7.30%, 5/18/22	India	50,000,000	INR	702,870
	Provincia de Buenos Aires,
	[j] FRN, 56.73%, (ARS Badlar + 3.83%), 5/31/22	Argentina	18,295,000	ARS	326,285
	[i,j] Reg S, FRN, 45.741%, (ARS Badlar + 3.75%), 4/12/25	Argentina	3,670,000	ARS	65,158
	[e] senior note, 144A, 6.50%, 2/15/23	Argentina	185,000		139,675
i	ZAR Sovereign Capital Fund Property Ltd., senior note, Reg S, 3.903%, 6/24/20	South Africa	573,000		574,475

	Total Foreign Government and Agency Securities (Cost $28,858,577)				26,300,663

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 2.1%
	Airlines 0.0%†
	Latam Airlines Pass Through Trust, 2015-1, B, secured note, 4.50%, 8/15/25	Chile	537,066		530,782

	Banks 0.0%†
e,m	Banco Hipotecario SA, senior note, 144A, FRN,
	50.417%, (ARS Badlar + 2.50%), 1/12/20	Argentina	3,890,000	ARS	79,368
	56.688%, (ARS Badlar + 4.00%), 11/07/22	Argentina	3,160,000	ARS	58,668

					138,036

36	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Capital Markets 0.0%†
	Citigroup Mortgage Loan Trust,
	[n] 2005-3, 2A3, FRN, 4.627%, 8/25/35	United States	46,286	$46,384
	[e,n] 2009-10, 6A2, 144A, FRN, 4.75%, 9/25/34	United States	36,884	37,482
	[e,n] 2018-A, A1, 144A, FRN, 4.00%, 1/25/68	United States	97,131	98,470
	[e] 2018-C, A1, 144A, 4.125%, 3/25/59	United States	160,492	162,346

				344,682

	Consumer Finance 0.1%
	American Express Credit Account Master Trust,
	[m] 2017-8, A, FRN, 2.56%, (1-Month USD LIBOR + 0.12%), 5/16/22	United States	210,000	210,066
	2019-1, A, 2.87%, 10/15/24	United States	115,000	117,338
	Capital One Multi-Asset Execution Trust, 2019-A1, A1, 2.84%, 12/15/24	United States	165,000	167,780
	Citibank Credit Card Issuance Trust, 2017-A8, A8, 1.86%, 8/08/22	United States	425,000	423,067
	Discover Card Execution Note Trust,
	[m] 2018-A3, A3, FRN, 2.67%, (1-Month USD LIBOR + 0.23%), 12/15/23	United States	345,000	345,362
	2019-A1, A1, 3.04%, 7/15/24	United States	155,000	158,337

				1,421,950

	Diversified Financial Services 1.3%
e	Accelerated Assets LLC, 2018-1, B, 144A, 4.51%, 12/02/33	United States	82,972	84,779
e	Adams Outdoor Advertising LP, 2018-1, A, 144A, 4.81%, 11/15/48	United States	188,640	199,445
e	AIM Aviation Finance Ltd., 2015-1A, B1, 144A, 5.072%, 2/15/40	Cayman Islands	216,143	218,804
	Ally Auto Receivables Trust, 2016-3, A3, 1.44%, 8/17/20	United States	5,487	5,484
e	Ascentium Equipment Receivables Trust, 2017-2A, C, 144A, 2.87%, 8/10/22	United States	25,000	25,153
e	Bayview Opportunity Master Fund IIB Trust, 2018-RN5, A1, 144A, 3.82%, 4/28/33	United States	11,173	11,233
e	Bayview Opportunity Master Fund IVA Trust, 2019-RN2, A1, 144A, 3.967%, 3/28/34	United States	158,693	159,603
e	Bayview Opportunity Master Fund IVB Trust, 144A,
	2018-RN9, A1, 4.213%, 10/29/33	United States	85,340	86,024
	2019-RN1, A1, 4.09%, 2/28/34	United States	113,232	114,891
e	Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A, A, 144A, 4.213%, 12/16/41	United States	217,813	224,486
	California Republic Auto Receivables Trust, 2018-1, D, 4.33%, 4/15/25	United States	115,000	119,512
	Carmax Auto Owner Trust,
	[m] 2017-4, A2B, FRN, 2.57%, (1-Month USD LIBOR + 0.13%), 4/15/21	United States	57,670	57,665
	2018-2, D, 3.99%, 4/15/25	United States	100,000	102,939
	2018-4, D, 4.15%, 4/15/25	United States	60,000	62,384
	2019-1, A3, 3.05%, 3/15/24	United States	355,000	361,804

e	Chesapeake Funding II LLC, 144A,
	[m] 2017-4A, A2, FRN, 2.78%, (1-Month USD LIBOR + 0.34%), 11/15/29	Canada	123,841	123,999
	2018-1A, D, 3.92%, 4/15/30	Canada	115,000	117,495
e	Cig Auto Receivables Trust, 2017-1A, A, 144A, 2.71%, 5/15/23	United States	13,577	13,557
e	Coinstar Funding LLC, 2017-1A, A2, 144A, 5.216%, 4/25/47	United States	240,100	246,541
e,m	Colony Starwood Homes Trust, 2016-2A, E, 144A, FRN, 5.79%, (1-Month USD LIBOR + 3.35%), 12/17/33	United States	62,391	63,064
e	CPS Auto Receivables Trust, 144A,
	2014-B, D, 4.62%, 5/15/20	United States	110,000	110,051
	2018-D, C, 3.83%, 9/15/23	United States	100,000	102,242

franklintempleton.com	Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e	CSMC Trust, 2018-RPL2, A1, 144A, 4.03%, 8/25/62	United States	215,681		$216,311
e,m	CVP Cascade Ltd., 2017-2A, A1R, 144A, FRN, 3.801%, (3-Month USD LIBOR + 1.20%), 7/18/26	United States	232,834		233,360
e	Diamond Resorts Owner Trust, 144A,
	2017-1A, C, 6.07%, 10/22/29	United States	43,766		44,853
	2018-1, C, 4.53%, 1/21/31	United States	121,290		123,593
	Drive Auto Receivables Trust,
	2018-1, D, 3.81%, 5/15/24	United States	220,000		223,460
	[m] 2018-5, A2B, FRN, 2.76%, (1-Month USD LIBOR + 0.32%), 7/15/21	United States	149,053		149,092
	2018-5, D, 4.30%, 4/15/26	United States	125,000		130,432
e	Driven Brands Funding LLC, 2018-1A, A2, 144A, 4.739%, 4/20/48	United States	59,400		62,264
e	DT Auto Owner Trust, 144A,
	2016-1A, D, 4.66%, 12/15/22	United States	133,071		134,131
	2016-2A, D, 5.43%, 11/15/22	United States	204,393		206,676
	2018-2A, D, 4.15%, 3/15/24	United States	90,000		92,351
	2018-3A, C, 3.79%, 7/15/24	United States	120,000		122,075
e	Fairstone Financial Issuance Trust I, 2019-1A, A, 144A, 3.948%, 3/21/33	Canada	150,000	CAD	112,148
e	First Investors Auto Owner Trust, 2016-1A, D, 144A, 4.70%, 4/18/22	United States	110,000		111,661
e	Five Guys Funding LLC, 2017-1A, A2, 144A, 4.60%, 7/25/47	United States	129,025		135,723
e	Flagship Credit Auto Trust, 2019-2, D, 144A, 3.53%, 5/15/25	United States	165,000		167,191
	Ford Credit Auto Owner Trust,
	[e] 2014-2, A, 144A, 2.31%, 4/15/26	United States	100,000		99,882
	[m] 2017-C, A2B, FRN, 2.56%, (1-Month USD LIBOR + 0.12%), 9/15/20	United States	45,649		45,703
e	GCAT LLC, 144A,
	2017-2, A1, 3.50%, 4/25/47	United States	25,871		25,910
	2018-1, A1, 3.844%, 6/25/48	United States	63,641		63,944
	2018-2, A1, 4.09%, 6/26/23	United States	99,844		100,376
e	GLS Auto Receivables Trust, 144A,
	2018-3A, B, 3.78%, 8/15/23	United States	70,000		71,150
	2019-2A, C, 3.54%, 2/18/25	United States	255,000		258,464
e,m	Gosforth Funding PLC, 2018-1A, A1, 144A, FRN, 2.971%, (3-Month USD LIBOR + 0.45%), 8/25/60	United Kingdom	162,224		162,426
e,m	Halcyon Loan Advisors Funding Ltd., 2017-2A, A1BR, 144A, FRN, 3.762%, (3-Month USD LIBOR + 1.18%), 4/28/25	United States	270,225		270,767
e	Hertz Vehicle Financing II LP, 2017-2A, A, 144A, 3.29%, 10/25/23	United States	100,000		101,353
e,m	Home Partners of America Trust, 144A, FRN,
	2016-2, E, 6.212%, (1-Month USD LIBOR + 3.78%), 10/17/33	United States	100,000		100,502
	2016-2, F, 7.132%, (1-Month USD LIBOR + 4.70%), 10/17/33	United States	100,000		100,670
	Honda Auto Receivables Owner Trust,
	2017-3, A3, 1.79%, 9/20/21	United States	107,911		107,509
	2019-1, A3, 2.83%, 3/20/23	United States	150,000		152,170
e	Horizon Aircraft Finance I Ltd., 2018-1, A, 144A, 4.458%, 12/15/38	United States	253,664		262,436
e,m	Jamestown CLO VII Ltd., 2017-7A, A1R, 144A, FRN, 3.41%, (3-Month USD LIBOR + 0.83%), 7/25/27	United States	250,000		249,548
e	Kestrel Aircraft Funding Ltd., 2018-1A, A, 144A, 4.25%, 12/15/38	United States	241,918		246,283
e	Legacy Mortgage Asset Trust, 2019-GS3, A1, 144A, 3.75%, 4/25/59	United States	128,471		130,185
e,m	Navistar Financial Dealer Note Master Owner Trust II, 2018-1, A, 144A, FRN, 3.06%, (1-Month USD LIBOR + 0.63%), 9/25/23	United States	60,000		60,141

38	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e,m	NextGear Floorplan Master Owner Trust, 144A, FRN,
	2017-1A, A1, 3.29%, (1-Month USD LIBOR + 0.85%), 4/18/22	United States	240,000	$241,064
	2017-2A, A1, 3.12%, (1-Month USD LIBOR + 0.68%), 10/17/22	United States	220,000	220,871
	2018-1A, A1, 3.08%, (1-Month USD LIBOR + 0.64%), 2/15/23	United States	500,000	501,654
m	Nissan Auto Lease Trust, 2017-B, A2B, FRN, 2.65%, (1-Month USD LIBOR + 0.21%), 12/16/19	United States	43,136	43,140

	Nissan Auto Receivables Owner Trust,
	2016-C, A3, 1.18%, 1/15/21	United States	29,811	29,670
	[m] 2017-C, A2B, FRN, 2.51%, (1-Month USD LIBOR + 0.07%), 10/15/20	United States	115,435	115,411
	2018-A, A3, 2.65%, 5/16/22	United States	250,000	251,182
	[m] 2018-C, A2B, FRN, 2.61%, (1-Month USD LIBOR + 0.17%), 10/15/21	United States	335,000	335,216

e	OneMain Financial Issuance Trust, 144A,
	2015-2A, D, 5.64%, 7/18/25	United States	285,000	286,346
	2015-3A, B, 4.16%, 11/20/28	United States	155,000	158,736
	2016-2A, B, 5.94%, 3/20/28	United States	335,000	336,503
e	Oxford Finance Funding LLC, 2019-1A, A2, 144A, 4.459%, 2/15/27	United States	50,000	51,161
e	Planet Fitness Master Issuer LLC, 2018-1A, A2I, 144A, 4.262%, 9/05/48	United States	169,150	174,759
e	Progress Residential Trust, 2019-SFR1, E, 144A, 4.466%, 8/17/35	United States	115,000	117,785
e	RCO V Mortgage LLC, 2019-1, A1, 144A, 3.721%, 5/24/24	United States	185,000	185,000
e	RMAT LP, 2018-NPL1, A1, 144A, 4.09%, 5/25/48	United States	100,237	100,953

	Santander Drive Auto Receivables Trust,
	2018-2, D, 3.88%, 2/15/24	United States	275,000	281,313
	2018-3, D, 4.07%, 8/15/24	United States	210,000	215,886
	[m] 2018-5, A2B, FRN, 2.67%, (1-Month USD LIBOR + 0.23%), 7/15/21	United States	196,697	196,719
	2018-5, C, 3.81%, 12/16/24	United States	150,000	153,597
	2019-2, D, 3.22%, 7/15/25	United States	210,000	212,326
e	SCF Equipment Leasing LLC, 2018-1A, C, 144A, 4.21%, 4/20/27	United States	255,000	267,606
e	Shenton Aircraft Investment I Ltd., 2015-1A, A, 144A, 4.75%, 10/15/42	United States	101,197	103,762
e	S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	251,750	256,905

m	SLM Private Credit Student Loan Trust, 2003-B, FRN,
	A3, 5.29%, (28-Day T-Bill), 3/15/33	United States	300,000	299,372
	A4, 5.06%, (28-Day T-Bill), 3/15/33	United States	50,000	49,895
e,m	SMB Private Education Loan Trust, 2017-B, A2B, 144A, FRN, 3.19%, (1-Month USD LIBOR + 0.75%), 10/15/35	United States	100,000	99,852
e	Sofi Consumer Loan Program Trust, 2018-2, A2, 144A, 3.35%, 4/26/27	United States	155,000	156,493
e	Sofi Professional Loan Program LLC, 2016-A, B, 144A, 3.57%, 1/26/38	United States	85,215	84,385
e	Sprite Ltd., 2017-1, B, 144A, 5.75%, 12/15/37	Cayman Islands	216,794	223,214
e	Stack Infrastructure Issuer LLC, 2019-1A, A2, 144A, 4.54%, 2/25/44	United States	124,688	129,616
e,m	Staniford Street CLO Ltd., 2017-1A, AR, 144A, FRN, 3.791%, (3-Month USD LIBOR + 1.18%), 6/15/25	United States	175,124	175,221
e	Stanwich Mortgage Loan Trust, 2018-NPB1, A1, 144A, 4.016%, 5/16/23	United States	119,915	120,654
e,m	Starwood Retail Property Trust, 2014-STAR, E, 144A, FRN, 6.59%, (1-Month USD LIBOR + 4.15%), 11/15/27	United States	200,000	154,901
e	TAL Advantage V LLC, 2013-2A, A, 144A, 3.55%, 11/20/38	United States	45,000	45,419
e	Thunderbolt Aircraft Lease Ltd., 2017-A, B, 144A, 5.75%, 5/17/32	United States	201,171	209,768

	Toyota Auto Receivables Owner Trust,
	2016-C, A3, 1.14%, 8/17/20	United States	13,029	12,997
	[m] 2017-D, A2B, FRN, 2.49%, (1-Month USD LIBOR + 0.05%), 8/17/20	United States	103,344	103,337

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e	United Auto Credit Securitization Trust, 2019-1, C, 144A, 3.16%, 8/12/24	United States	155,000	$155,702
e	Vericrest Opportunity Loan Trust, 2019-NPL3, A1, 144A, 3.967%, 3/25/49	United States	118,901	119,743

e,m	Verizon Owner Trust, 144A, FRN,
	2017-3A, A1B, 2.711%, (1-Month USD LIBOR + 0.27%), 4/20/22	United States	295,000	295,656
	2018-1A, A1B, 2.701%, (1-Month USD LIBOR + 0.26%), 9/20/22	United States	175,000	175,272
e	Veros Automobile Receivables Trust, 2017-1, A, 144A, 2.84%, 4/17/23	United States	14,559	14,544
e	VOLT LXIII LLC, 2018-NPL4, A1A, 144A, 4.336%, 7/27/48	United States	85,501	86,113
e	VOLT LXX LLC, 2018-NPL6, A1A, 144A, 4.115%, 9/25/48	United States	98,577	99,405
e	VOLT LXXII LLC, 2018-NPL8, A1A, 144A, 4.213%, 10/26/48	United States	473,985	480,353
e	VOLT LXXV LLC, 2019-NPL1, A1A, 144A, 4.336%, 1/25/49	United States	174,438	176,558

e	Westlake Automobile Receivables Trust, 144A,
	2018-1A, D, 3.41%, 5/15/23	United States	60,000	60,567
	2018-2A, D, 4.00%, 1/16/24	United States	50,000	51,102
	[m] 2018-3A, A2B, FRN, 2.79%, (1-Month USD LIBOR + 0.35%), 1/18/22	United States	271,339	271,367

				16,174,966

	Equity Real Estate Investment Trusts (REITs) 0.1%

e	American Homes 4 Rent, 144A,
	2014-SFR2, E, 6.231%, 10/17/36	United States	250,000	278,926
	2014-SFR3, E, 6.418%, 12/17/36	United States	100,000	112,180
	2015-SFR1, E, 5.639%, 4/17/52	United States	210,000	228,377
e	Colony American Finance Ltd., 2015-1, D, 144A, 5.649%, 10/15/47	United States	115,000	118,769
e	Oak Hill Advisors Residential Loan Trust, 2017-NPL2, A1, 144A, 3.00%, 7/25/57	United States	95,971	95,880

				834,132

	Mortgage Real Estate Investment Trusts (REITs) 0.5%
e,n	Ajax Mortgage Loan Trust, 2017-B, A, 144A, FRN, 3.163%, 9/25/56	United States	115,577	116,266

	American Home Mortgage Investment Trust, FRN,
	[n] 2004-2, 5A, 5.50%, 2/25/44	United States	8,533	8,757
	[m] 2006-1, 11A1, 2.71%, (1-Month USD LIBOR + 0.28%), 3/25/46	United States	249,013	241,721
n	ARM Trust, 2005-1, 3A1, FRN, 4.413%, 5/25/35	United States	72,806	75,047
	Banc of America Alternative Loan Trust, 2003-8, 1CB1, 5.50%, 10/25/33	United States	7,145	7,479

	Banc of America Funding Trust,
	2005-5, 1A1, 5.50%, 9/25/35	United States	10,285	11,271
	2007-4, 5A1, 5.50%, 11/25/34	United States	110,350	109,106

n	Banc of America Mortgage Trust, FRN,
	2005-A, 2A1, 4.494%, 2/25/35	United States	6,202	6,304
	2005-I, 4A1, 3.428%, 10/25/35	United States	69,351	67,428
	BCAP LLC Trust, 2007-AA2, 22A1, 6.00%, 3/25/22	United States	67,985	67,642
e,n	CCRESG Commercial Mortgage Trust, 2016-HEAT, D, 144A, FRN, 5.488%, 4/10/29	United States	100,000	102,284

	Countrywide Alternative Loan Trust,
	2003-22CB, 1A1, 5.75%, 12/25/33	United States	46,436	48,213
	2004-16CB, 1A1, 5.50%, 7/25/34	United States	30,613	32,023
	2004-16CB, 3A1, 5.50%, 8/25/34	United States	34,252	35,783
	2004-28CB, 5A1, 5.75%, 1/25/35	United States	5,407	5,514
	2004-J3, 1A1, 5.50%, 4/25/34	United States	26,851	27,681
	2004-J10, 2CB1, 6.00%, 9/25/34	United States	89,551	95,344
	2005-J1, 2A1, 5.50%, 2/25/25	United States	5,422	5,565

40	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)

n	Countrywide Home Loans Mortgage Pass-Through Trust, FRN,
	2004-12, 8A1, 4.567%, 8/25/34	United States	5,952		$5,952
	2004-HYB4, 2A1, 4.209%, 9/20/34	United States	67,651		66,904

	Credit Suisse First Boston Mortgage Securities Corp.,
	2003-27, 4A4, 5.75%, 11/25/33	United States	19,321		20,160
	[n] 2003-AR26, 7A1, FRN, 4.395%, 11/25/33	United States	6,275		6,436
	[n] 2003-AR28, 4A1, FRN, 4.65%, 12/25/33	United States	2,999		3,083
e	CSMC OA LLC, 2014-USA, E, 144A, 4.373%, 9/15/37	United States	400,000		374,761
m	Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4, 7AR1, FRN, 2.78%, (1-Month USD LIBOR + 0.35%), 6/25/34	United States	61,509		60,906
m	DSLA Mortgage Loan Trust, 2005-AR5, 2A1A, FRN, 2.771%, (1-Month USD LIBOR + 0.33%), 9/19/45	United States	45,682		37,799
i,m	Dukinfield II PLC, 2016-2, A, Reg S, FRN, 2.087%, (3-Month GBP LIBOR + 1.25%), 12/20/52	United Kingdom	173,225	GBP	221,582
i,m	Eurosail-UK PLC, 2007-2X, A3C, Reg S, FRN, 0.993%, (3-Month GBP LIBOR + 0.15%), 3/13/45	United Kingdom	48,628	GBP	60,421
m	FHLMC Structured Agency Credit Risk Debt Notes, FRN,
	2015-DNA1, M2, 4.28%, (1-Month USD LIBOR + 1.85%), 10/25/27	United States	172,219		174,521
	2015-DNA1, M3, 5.73%, (1-Month USD LIBOR + 3.30%), 10/25/27	United States	250,000		272,561

n	GMACM Mortgage Loan Trust, FRN,
	2005-AR1, 3A, 4.72%, 3/18/35	United States	69,343		71,992
	2005-AR4, 3A1, 4.124%, 7/19/35	United States	90,683		87,431
e,n	GS Mortgage Securities Trust, 2011-GC5, D, 144A, FRN, 5.39%, 8/10/44	United States	195,000		191,388

	GSR Mortgage Loan Trust,
	2005-4F, 6A1, 6.50%, 2/25/35	United States	10,339		10,476
	[n] 2005-AR6, 4A5, FRN, 4.403%, 9/25/35	United States	69,547		71,345

m	Harborview Mortgage Loan Trust, FRN,
	2003-2, 1A, 3.181%, (1-Month USD LIBOR + 0.74%), 10/19/33	United States	55,571		54,726
	2004-11, 2A2A, 3.081%, (1-Month USD LIBOR + 0.64%), 1/19/35	United States	108,305		105,558
	2004-2, 1A1, 2.961%, (1-Month USD LIBOR + 0.52%), 6/19/34	United States	92,245		92,219

	IndyMac Index Mortgage Loan Trust, FRN,
	[m] 2004-AR12, A1, 3.21%, (1-Month USD LIBOR + 0.78%), 12/25/34	United States	162,273		143,926
	[n] 2004-AR6, 4A, 4.711%, 10/25/34	United States	162,599		171,131
	[m] 2004-AR7, A5, 3.65%, (1-Month USD LIBOR + 1.22%), 9/25/34	United States	53,789		50,799
	[n] 2005-AR11, A3, 3.938%, 8/25/35	United States	61,331		55,882
	[m] 2006-AR2, 2A1, 2.64%, (1-Month USD LIBOR + 0.21%), 2/25/46	United States	256,436		219,827

e,m	Invitation Homes Trust, 144A, FRN,
	2018-SFR1, E, 4.432%, (1-Month USD LIBOR + 2.00%), 3/17/37	United States	100,000		99,966
	2018-SFR2, E, 4.44%, (1-Month USD LIBOR + 2.00%), 6/17/37	United States	200,000		199,936
n	JP Morgan Chase Commercial Mortgage Securities Trust, 2007-LDPX, AM, FRN, 5.464%, 1/15/49	United States	7,700		7,714

	JP Morgan Mortgage Trust,
	[n] 2003-A2, 3A1, FRN, 4.323%, 11/25/33	United States	8,628		8,924
	2004-S1, 2A1, 6.00%, 9/25/34	United States	103,839		110,659
	[n] 2005-A1, 6T1, FRN, 4.685%, 2/25/35	United States	14,985		15,226
	[n] 2005-A3, 4A1, FRN, 4.841%, 6/25/35	United States	3,259		3,378
	[n] 2006-A1, 1A2, FRN, 4.688%, 2/25/36	United States	49,436		46,075
	[n] 2007-A1, 4A2, FRN, 4.56%, 7/25/35	United States	3,927		4,091
m	Lehman XS Trust Series, 2006-2N, 1A1, FRN, 2.69%, (1-Month USD LIBOR + 0.26%), 2/25/46	United States	48,664		46,784

franklintempleton.com	Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)

i,m	Ludgate Funding PLC, Reg S, FRN,
	2007-1, A2B, 0.665%, (3-Month EURIBOR + 0.16%), 1/01/61	United Kingdom	30,884	EUR	$32,887
	2008-W1X, A1, 1.441%, (3-Month GBP LIBOR + 0.60%), 1/01/61	United Kingdom	139,319	GBP	172,569
n	MASTR Adjustable Rate Mortgages Trust, 2004-7, 3A1, FRN, 4.22%, 7/25/34	United States	33,591		33,639
	MASTR Alternative Loan Trust,
	2004-2, 8A4, 5.50%, 3/25/34	United States	175,259		182,368
	2004-8, 2A1, 6.00%, 9/25/34	United States	59,346		65,260
n	Merrill Lynch Mortgage Investors MLCC, 2006-2, 2A, FRN, 4.419%, 5/25/36	United States	5,942		6,099
e,n	Morgan Stanley Capital I Trust, 2011-C2, E, 144A, FRN, 5.485%, 6/15/44	United States	150,000		147,727
i,m	Newgate Funding PLC, 2007-3X, A2B, Reg S, FRN, 0.291%, (3-Month EURIBOR + 0.60%), 12/15/50	United Kingdom	65,447	EUR	71,567
e	PRPM LLC, 144A,
	2017-2A, A1, 3.47%, 9/25/22	United States	155,038		155,541
	2017-2A, A2, 5.00%, 9/25/22	United States	100,000		100,534
	[n] 2017-3A, A1, FRN, 3.47%, 11/25/22	United States	78,124		78,298
m	RALI Trust, 2006-QO4, 2A1, FRN, 2.62%, (1-Month USD LIBOR + 0.19%), 4/25/46	United States	69,043		66,390
	Residential Asset Securitization Trust, 2003-A9, A2, 4.00%, 8/25/33	United States	122,323		121,291
n	RFMSI Trust, FRN,
	2005-SA1, 1A1, 4.991%, 3/25/35	United States	113,779		89,290
	2006-SA2, 3A1, 5.235%, 8/25/36	United States	117,963		111,807
i,m	RMAC Securities PLC, 2006-NS1X, A2C, Reg S, FRN, 0.229%, (3-Month EURIBOR + 0.15%), 6/12/44	United Kingdom	42,927	EUR	46,283
	Structured ARM Loan Trust, FRN,
	[n] 2004-12, 7A3, 4.448%, 9/25/34	United States	10,875		11,086
	[m] 2005-14, A1, 2.74%, (1-Month USD LIBOR + 0.31%), 7/25/35	United States	280,525		226,207
	Structured Asset Securities Corp. Trust, 2005-1, 7A7, 5.50%, 2/25/35	United States	11,009		11,230
n	Wells Fargo Bank, N.A., Adjustable Rate Mortgage Trust, 2004-4, 3A1, FRN, 4.255%, 3/25/35	United States	31,807		32,347
	Wells Fargo Mortgage Backed Securities Trust,
	[n] 2003-M, A1, FRN, 4.901%, 12/25/33	United States	17,749		18,601
	[n] 2004-I, 2A1, FRN, 4.928%, 7/25/34	United States	80,636		84,318
	[n] 2004-O, A1, FRN, 4.682%, 8/25/34	United States	6,217		6,515
	2005-16, A18, 6.00%, 12/25/35	United States	3,383		3,439
	[n] 2005-AR10, 2A4, FRN, 4.904%, 5/01/35	United States	8,699		9,099
	[n] 2005-AR12, 2A5, FRN, 4.976%, 6/25/35	United States	25,960		27,063
	[n] 2005-AR2, 3A1, FRN, 5.139%, 3/25/35	United States	30,357		31,402
	2006-3, A11, 5.50%, 3/25/36	United States	32,541		33,043
n	WF-RBS Commercial Mortgage Trust, FRN,
	[e] 2011-C2, D, 144A, 5.652%, 2/15/44	United States	35,000		35,719
	[e] 2011-C3, D, 144A, 5.683%, 3/15/44	United States	90,000		80,932
	[e] 2012-C6, D, 144A, 5.582%, 4/15/45	United States	150,000		156,629
	2012-C7, C, 4.815%, 6/15/45	United States	25,000		25,494
	[e] 2012-C7, E, 144A, 4.815%, 6/15/45	United States	75,000		65,932

					6,578,573

	Thrifts & Mortgage Finance 0.1%
	AmeriCredit Automobile Receivables Trust,
	[m] 2017-3, A2B, FRN, 2.681%, (1-Month USD LIBOR + 0.24%), 12/18/20	United States	16,670		16,671

42	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Thrifts & Mortgage Finance (continued)
	2018-2, D, 4.01%, 7/18/24	United States	155,000	$161,142
	[m] 2018-3, A2B, FRN, 2.691%, (1-Month USD LIBOR + 0.25%), 1/18/22	United States	208,119	208,143
	2018-3, D, 4.04%, 11/18/24	United States	205,000	213,737

				599,693

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $26,294,621)			26,622,814

	Municipal Bonds in Reorganization 0.5%
	Puerto Rico 0.5%
f	Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A,
	5.50%, 7/01/39	United States	1,115,000	623,006
	5.00%, 7/01/41	United States	1,000,000	558,750
f	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	4,015,000	1,967,350
f	Puerto Rico Electric Power Authority Power Revenue, Refunding, Series A, 5.00%, 7/01/42	United States	775,000	620,000
f	Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%, 7/01/37	United States	865,000	692,000
f	Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	United States	20,000	16,050
a,f	Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	United States	2,180,000	1,749,450

	Total Municipal Bonds in Reorganization (Cost $6,033,879)			6,226,606

		Number of Contracts	Notional Amount#
	Options Purchased 0.2%
	Calls – Exchange-Traded 0.0%†
	Alder Biopharmaceuticals Inc., July Strike Price $15.00, Expires 7/19/19	60	6,000	750
	Allergan PLC, August Strike Price $160.00, Expires 8/16/19	17	1,700	510
	Allergan PLC, August Strike Price $165.00, Expires 8/16/19	385	38,500	7,315
	Carbonite Inc., June Strike Price $35.00, Expires 6/21/19	29	2,900	290
	Cemex SAB de CV, ADR, July Strike Price $7.00, Expires 7/19/19	33	3,300	198
	Dell Technologies Inc., July Strike Price $60.00, Expires 7/19/19	385	38,500	109,725
	Dell Technologies Inc., July Strike Price $62.50, Expires 7/19/19	58	5,800	11,078
	Dell Technologies Inc., July Strike Price $65.00, Expires 7/19/19	84	8,400	9,660
	DJ EURO STOXX 50 Index, December Strike Price 3,700.00 EUR, Expires 12/20/19	350	3,500	38,710
	DJ EURO STOXX Banks, June Strike Price 100.00 EUR, Expires 6/21/19	250	12,500	698
	DJ EURO STOXX Banks, December Strike Price 105.00 EUR, Expires 12/20/19	200	10,000	8,937
	DJ EURO STOXX Banks, December Strike Price 115.00 EUR, Expires 12/20/19	600	30,000	6,703
	DJ EURO STOXX Banks, December Strike Price 120.00 EUR, Expires 12/20/19	137	6,850	765
	Golar LNG Ltd., June Strike Price $25.00, Expires 6/21/19	41	4,100	123
	Health Care Select Sector SPDR Fund, June Strike Price $90.00, Expires 6/21/19	159	15,900	5,406
	Infinera Corp., June Strike Price $5.00, Expires 6/21/19	73	7,300	292
	Innoviva Inc., June Strike Price $17.50, Expires 6/21/19	53	5,300	530

franklintempleton.com	Annual Report	43

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)
Calls – Exchange-Traded (continued)
Koninklijke KPN NV, June Strike Price 2.80 EUR, Expires 6/21/19	4,236	423,600		$18,929
Newpark Resources Inc., June Strike Price $10.00, Expires 6/21/19	165	16,500		660
NII Holdings Inc., June Strike Price $5.00, Expires 6/21/19	50	5,000		250
NII Holdings Inc., June Strike Price $7.50, Expires 6/21/19	73	7,300		292
Occidental Petroleum Corp., June Strike Price $65.00, Expires 6/21/19	82	8,200		328
Technology Select Sector SPDR Fund, June Strike Price $77.00, Expires 6/21/19	137	13,700		1,096
Technology Select Sector SPDR Fund, June Strike Price $80.00, Expires 6/21/19	198	19,800		198
Telecom Italia SpA, June Strike Price 0.54 EUR, Expires 6/21/19	5,832	5,832,000		1,303
Telecom Italia SpA, June Strike Price 0.64 EUR, Expires 6/21/19	1,078	1,078,000		120
thyssenkrupp AG, June Strike Price 18.00 EUR, Expires 6/21/19	745	74,500		832
thyssenkrupp AG, June Strike Price 22.00 EUR, Expires 6/21/19	1,090	109,000		1,218
T-Mobile US Inc., August Strike Price $85.00, Expires 8/16/19	275	27,500		20,350
Vodafone Group PLC, ADR, September Strike Price 135.00 GBP, Expires 9/20/19	368	368,000		15,121
Vodafone Group PLC, ADR, September Strike Price 170.00 GBP, Expires 9/20/19	1,010	1,010,000		3,192
Vodafone Group PLC, ADR, January Strike Price $18.00, Expires 1/17/20	282	28,200		12,831
Vodafone Group PLC, ADR, January Strike Price $20.00, Expires 1/17/20	120	12,000		1,800

				280,210

Calls – Over-the-Counter 0.0%†
Currency Options 0.0%†
EUR/CHF, Counterparty JPHQ, July Strike Price 1.16 CHF, Expires 7/09/19	1	2,000,000	EUR	241
EUR/USD, Counterparty JPHQ, June Strike Price $1.18, Expires 6/25/19	1	2,200,000	EUR	225
EUR/USD, Counterparty JPHQ, July Strike Price $1.17, Expires 7/11/19	1	700,000	EUR	126
EUR/USD, Counterparty JPHQ, July Strike Price $1.15, Expires 7/15/19	1	1,500,000	EUR	1,756
EUR/USD, Counterparty JPHQ, September Strike Price $1.17, Expires 9/12/19	1	4,000,000	EUR	7,878
GBP/USD, Counterparty JPHQ, July Strike Price $1.34, Expires 7/05/19	1	1,000,000	GBP	266
USD/HKD, Counterparty JPHQ, July Strike Price 7.93 HKD, Expires 7/18/19	1	2,000,000		303
USD/HKD, Counterparty JPHQ, September Strike Price 7.95 HKD, Expires 9/16/19	1	2,000,000		1,081
USD/HKD, Counterparty JPHQ, September Strike Price 7.95 HKD, Expires 9/18/19	1	3,000,000		1,638
USD/HKD, Counterparty JPHQ, September Strike Price 7.95 HKD, Expires 9/19/19	1	2,000,000		1,097
USD/HKD, Counterparty JPHQ, January Strike Price 7.98 HKD, Expires 1/20/20	1	2,000,000		2,987
USD/ILS, Counterparty JPHQ, August Strike Price 3.71 ILS, Expires 8/28/19	1	1,200,000		2,363
USD/ILS, Counterparty JPHQ, September Strike Price 3.70 ILS, Expires 9/12/19	1	750,000		2,039
USD/ILS, Counterparty JPHQ, September Strike Price 3.68 ILS, Expires 9/23/19	1	1,050,000		4,148
USD/TRY, Counterparty JPHQ, June Strike Price 7.50 TRY, Expires 6/26/19	1	500,000		871

44	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#		Value
	Options Purchased (continued)
	Calls – Over-the-Counter (continued)
	Currency Options (continued)
	USD/TWD, Counterparty JPHQ, June Strike Price 31.50 TWD, Expires 6/06/19	1	4,000,000		$11,512
	USD/TWD, Counterparty JPHQ, June Strike Price 32.00 TWD, Expires 6/06/19	1	3,500,000		799
	USD/TWD, Counterparty JPHQ, July Strike Price 31.75 TWD, Expires 7/19/19	1	3,500,000		14,894

					54,224

	Puts – Exchange-Traded 0.2%
	Aeroports de Paris, December Strike Price 130.00 EUR, Expires 12/20/19	14	1,400		5,803
	Anadarko Petroleum Corp., June Strike Price $70.00, Expires 6/21/19	46	4,600		4,600
	Anadarko Petroleum Corp., August Strike Price $70.00, Expires 8/16/19	710	71,000		166,850
	Bristol-Myers Squibb Co., June Strike Price $47.00, Expires 6/21/19	377	37,700		81,432
	Celgene Corp., June Strike Price $80.00, Expires 6/21/19	91	9,100		1,365
	Celgene Corp., June Strike Price $85.00, Expires 6/21/19	483	48,300		14,490
	Centene Corp., July Strike Price $55.00, Expires 7/19/19	56	5,600		13,552
	Centene Corp., September Strike Price $45.00, Expires 9/20/19	196	19,600		19,208
	Centene Corp., September Strike Price $50.00, Expires 9/20/19	64	6,400		12,288
	DJ EURO STOXX 50 Index, June Strike Price 3,175.00 EUR, Expires 6/21/19	16	160		3,664
	DJ EURO STOXX 50 Index, June Strike Price 3,275.00 EUR, Expires 6/21/19	31	310		17,593
	DJ EURO STOXX 50 Index, July Strike Price 3,100.00 EUR, Expires 7/19/19	120	1,200		38,609
	Edison International, October Strike Price $55.00, Expires 10/18/19	127	12,700		37,465
	GDS Holdings Ltd., ADR, June Strike Price $20.00, Expires 6/21/19	15	1,500		75
	Genworth Financial Inc., July Strike Price $3.50, Expires 7/19/19	201	20,100		16,422
	Invesco QQQ Series 1 ETF, July Strike Price $163.00, Expires 7/19/19	640	64,000		140,800
	Invesco QQQ Series 1 ETF, July Strike Price $173.00, Expires 7/19/19	1,070	107,000		558,540
	The Medicines Co., January Strike Price $20.00, Expires 1/17/20	41	4,100		15,170
	S&P 500 Index, June Strike Price $2,400.00, Expires 6/21/19	14	1,400		1,820
	S&P 500 Index, June Strike Price $2,600.00, Expires 6/21/19	379	37,900		341,100
	S&P 500 Index, July Strike Price $2,550.00, Expires 7/19/19	60	6,000		105,780
	S&P 500 Index, July Strike Price $2,650.00, Expires 7/19/19	15	1,500		51,000
	STOXX Europe 600 Food & Beverage Index, December Strike Price 740.00 EUR, Expires 12/20/19	100	5,000		155,843
	VMware Inc., July Strike Price $170.00, Expires 7/19/19	80	8,000		40,800

					1,844,269

	Total Options Purchased (Cost $3,444,140)				2,178,703

	Total Investments before Short Term Investments (Cost $699,424,067)				793,862,325

		Country	Principal Amount*
	Short Term Investments 27.3%
	Foreign Government and Agency Securities (Cost $885,253) 0.1%
p	Argentina Treasury Bill, 6/28/19	Argentina	36,717,605	ARS	977,209

franklintempleton.com	Annual Report	45

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Short Term Investments (continued)
	Convertible Bonds 0.3%
	Aerospace & Defense 0.1%
	Arconic Inc., senior note, 1.625%, 10/15/19	United States	743,000		$741,142

	Interactive Media & Services 0.1%
	Twitter Inc., senior note, 0.25%, 9/15/19	United States	763,000		756,643

	Metals & Mining 0.0%†
	Royal Gold Inc., senior note, 2.875%, 6/15/19	United States	330,000		330,017

	Semiconductors & Semiconductor Equipment 0.0%†
	NXP Semiconductors NV, senior note, 1.00%, 12/01/19	Netherlands	491,000		503,889

	Specialty Retail 0.1%
	Restoration Hardware Holdings Inc., senior note, zero cpn., 6/15/19	United States	1,226,000		1,223,827

	Technology Hardware, Storage & Peripherals 0.0%†
	Electronics For Imaging Inc., senior note, 0.75%, 9/01/19	United States	577,000		572,797

	Total Convertible Bonds (Cost $4,159,618)				4,128,315

q	Credit-Linked Notes 0.1%
	Goldman Sachs International, senior note, (Nigeria OMO Bill), zero cpn., 9/30/19	United States	166,466,000	NGN	444,480
e	HSBC Bank PLC, (Egypt Treasury Bill), 144A, zero cpn., 11/07/19	United Kingdom	15,550,000	EGP	864,753
e	Citigroup Global Markets Holdings Inc., senior note, (The Federal Republic of Nigeria), 144A, zero cpn., 12/03/19	United States	194,077,440	NGN	510,088

	Total Credit-Linked Notes (Cost $1,795,178)				1,819,321

			Shares

	Money Market Funds 23.1%
r,s	Dreyfus Government Cash Management, Institutional, 2.28%	United States	17,015,625		17,015,625
r	Fidelity Investments Money Market Government Portfolio, Institutional, 2.27%	United States	269,168,672		269,168,672

	Total Money Market Funds (Cost $286,184,297)				286,184,297

			Principal Amount*

	Repurchase Agreements (Cost $21,518,574) 1.7%
t	Joint Repurchase Agreement, 2.480%, 6/03/19 (Maturity Value $21,523,021)	United States	21,518,574		21,518,574

	BNP Paribas Securities Corp. (Maturity Value $18,613,539) Deutsche Bank Securities Inc. (Maturity Value $2,288,973)
	HSBC Securities (USA) Inc. (Maturity Value $620,509) Collateralized by U.S. Government Agency Securities, 4.50%, 1/20/40; and U.S. Treasury Notes, 2.00%–3.125%, 5/15/21–7/31/22; (valued at $21,956,775)

			Shares

u	Investments from Cash Collateral Received for Loaned Securities 0.5%
	Money Market Funds 0.4%
r,v	Institutional Fiduciary Trust Money Market Portfolio, 2.08%	United States	4,871,000		4,871,000

46	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Short Term Investments (continued)
u	Investments from Cash Collateral Received for Loaned Securities (continued)
	Repurchase Agreements 0.1%
t	Joint Repurchase Agreement, 2.48%, 6/03/19 (Maturity Value $1,200,309)	United States	1,200,061	$1,200,061

	J.P. Morgan Securities LLC Collateralized by various U.S. Government Agency Obligations, 0.00%–2.88%, 6/13/19–5/31/24, (valued at $1,224,044)
	Total Investments from Cash Collateral Received for Loaned Securities (Cost $6,071,061)			6,071,061

	U.S. Government and Agency Securities 1.5%
p	U.S. Treasury Bill,
	6/20/19–3/26/20	United States	5,020,000	4,943,404
	[a] 8/15/19	United States	13,140,000	13,079,349

	Total U.S. Government and Agency Securities (Cost $18,012,119)			18,022,753

	Total Investments (Cost $1,038,050,167) 91.4%			1,132,583,855
	Options Written (0.0)%†			(378,169)
	Securities Sold Short (18.2)%			(225,752,061)
	Other Assets, less Liabilities 26.8%			332,833,551

	Net Assets 100.0%			$1,239,287,176

		Number of Contracts	Notional Amount#
w	Options Written (0.0)%†
	Calls – Exchange-Traded (0.0)%†
	AbbVie Inc., June Strike Price $82.50, Expires 6/21/19	2	200	(42)
	AbbVie Inc., June Strike Price $85.00, Expires 6/21/19	2	200	(14)
	AbbVie Inc., June Strike Price $87.50, Expires 6/21/19	2	200	(8)
	Accenture PLC, A, June Strike Price $175.00, Expires 6/21/19	1	100	(550)
	Accenture PLC, A, June Strike Price $190.00, Expires 6/21/19	1	100	(16)
	Accenture PLC, A, August Strike Price $190.00, Expires 8/16/19	1	100	(240)
	Aeroports de Paris, December Strike Price 180.00 EUR, Expires 12/20/19	14	1,400	(3,425)
	Aflac Inc., August Strike Price $52.50, Expires 8/16/19	3	300	(414)
	Aflac Inc., August Strike Price $55.00, Expires 8/16/19	7	700	(301)
	Allergan PLC, June Strike Price $150.00, Expires 6/21/19	1	100	(4)
	Allergan PLC, August Strike Price $150.00, Expires 8/16/19	2	200	(135)
	Altria Group Inc., June Strike Price $55.00, Expires 6/21/19	8	800	(32)
	Altria Group Inc., June Strike Price $60.00, Expires 6/21/19	2	200	(2)
	AmerisourceBergen Corp., A, June Strike Price $82.50, Expires 6/21/19	2	200	(140)
	AmerisourceBergen Corp., A, July Strike Price $82.50, Expires 7/19/19	2	200	(315)
	AmerisourceBergen Corp., A, August Strike Price $85.00, Expires 8/16/19	2	200	(380)
	Amgen Inc., June Strike Price $180.00, Expires 6/21/19	1	100	(50)
	Amgen Inc., July Strike Price $185.00, Expires 7/19/19	1	100	(83)
	Anadarko Petroleum Corp., August Strike Price $80.00, Expires 8/16/19	120	12,000	(600)
	Automatic Data Processing Inc., June Strike Price $165.00, Expires 6/21/19	1	100	(115)
	Automatic Data Processing Inc., August Strike Price $170.00, Expires 8/16/19	1	100	(265)
	Best Buy Co. Inc., June Strike Price $75.00, Expires 6/21/19	2	200	(4)
	Best Buy Co. Inc., June Strike Price $80.00, Expires 6/21/19	2	200	(4)
	Best Buy Co. Inc., July Strike Price $75.00, Expires 7/19/19	2	200	(30)
	The Boeing Co., June Strike Price $375.00, Expires 6/21/19	1	100	(79)
	Bristol-Myers Squibb Co., June Strike Price $45.00, Expires 6/21/19	18	1,800	(2,412)

franklintempleton.com	Annual Report	47

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#	Value
w	Options Written (continued)
	Calls – Exchange-Traded (continued)
	Bristol-Myers Squibb Co., June Strike Price $46.00, Expires 6/21/19	55	5,500	$(4,730)
	Bristol-Myers Squibb Co., June Strike Price $47.00, Expires 6/21/19	14	1,400	(700)
	Bristol-Myers Squibb Co., June Strike Price $48.00, Expires 6/21/19	151	15,100	(4,681)
	Bristol-Myers Squibb Co., June Strike Price $49.00, Expires 6/21/19	3	300	(60)
	Bristol-Myers Squibb Co., June Strike Price $50.00, Expires 6/21/19	3	300	(33)
	Bristol-Myers Squibb Co., September Strike Price $52.50, Expires 9/20/19	3	300	(138)
	Broadridge Financial Solutions Inc., June Strike Price $110.00, Expires 6/21/19	1	100	(1,530)
	Broadridge Financial Solutions Inc., June Strike Price $115.00, Expires 6/21/19	1	100	(1,053)
	Broadridge Financial Solutions Inc., September Strike Price $130.00, Expires 9/20/19	1	100	(375)
	CDW Corp., June Strike Price $105.00, Expires 6/21/19	2	200	(112)
	CDW Corp., June Strike Price $110.00, Expires 6/21/19	2	200	(24)
	Cisco Systems Inc., June Strike Price $57.50, Expires 6/21/19	2	200	(8)
	Cisco Systems Inc., June Strike Price $60.00, Expires 6/21/19	4	400	(8)
	Citigroup Inc., September Strike Price $70.00, Expires 9/20/19	2	200	(190)
	Citigroup Inc., September Strike Price $72.50, Expires 9/20/19	2	200	(102)
	Comcast Corp., A, June Strike Price $45.00, Expires 6/21/19	12	1,200	(36)
	ConocoPhillips, June Strike Price $67.50, Expires 6/21/19	4	400	(24)
	ConocoPhillips, June Strike Price $72.50, Expires 6/21/19	4	400	(4)
	Cummins Inc., June Strike Price $170.00, Expires 6/21/19	1	100	(10)
	Cummins Inc., June Strike Price $180.00, Expires 6/21/19	1	100	(5)
	Cummins Inc., September Strike Price $175.00, Expires 9/20/19	1	100	(125)
	CVR Energy Inc., June Strike Price $50.00, Expires 6/21/19	6	600	(135)
	Dell Technologies Inc., July Strike Price $70.00, Expires 7/19/19	191	19,100	(6,876)
	Dick’s Sporting Goods Inc., June Strike Price $40.00, Expires 6/21/19	9	900	(45)
	Dick’s Sporting Goods Inc., June Strike Price $44.00, Expires 6/21/19	4	400	(4)
	DJ EURO STOXX 50 Index, December Strike Price 3,750.00 EUR, Expires 12/20/19	350	3,500	(25,024)
	DJ EURO STOXX Banks, June Strike Price 105.00 EUR, Expires 6/21/19	250	12,500	(698)
	DJ EURO STOXX Banks, December Strike Price 125.00 EUR, Expires 12/20/19	937	46,850	(2,617)
	Dominion Energy Inc., June Strike Price $77.50, Expires 6/21/19	2	200	(50)
	Dominion Energy Inc., July Strike Price $80.00, Expires 7/19/19	4	400	(100)
	Domtar Corp., June Strike Price $47.50, Expires 6/21/19	6	600	(60)
	Eaton Corp. PLC, June Strike Price $82.50, Expires 6/21/19	2	200	(16)
	Eaton Corp. PLC, July Strike Price $87.50, Expires 7/19/19	2	200	(20)
	Eaton Corp. PLC, July Strike Price $90.00, Expires 7/19/19	2	200	(6)
	EPR Properties, June Strike Price $80.00, Expires 6/21/19	2	200	(100)
	Fidelity National Financial Inc., June Strike Price $41.00, Expires 6/21/19	4	400	(40)
	Fidelity National Financial Inc., September Strike Price $43.00, Expires 9/20/19	3	300	(120)
	FirstEnergy Corp., June Strike Price $44.00, Expires 6/21/19	4	400	(8)
	FirstEnergy Corp., July Strike Price $43.00, Expires 7/19/19	4	400	(168)
	FirstEnergy Corp., July Strike Price $44.00, Expires 7/19/19	4	400	(80)
	Foot Locker Inc., June Strike Price $60.00, Expires 6/21/19	6	600	(12)
	Foot Locker Inc., June Strike Price $67.50, Expires 6/21/19	3	300	(6)
	GDS Holdings Ltd., ADR, June Strike Price $35.00, Expires 6/21/19	15	1,500	(1,163)
	Gilead Sciences Inc., June Strike Price $70.00, Expires 6/21/19	4	400	(20)
	Gilead Sciences Inc., July Strike Price $72.50, Expires 7/19/19	4	400	(44)
	H&R Block Inc., June Strike Price $30.00, Expires 6/21/19	6	600	(75)
	H&R Block Inc., July Strike Price $27.00, Expires 7/19/19	13	1,300	(1,300)
	Hewlett Packard Enterprise Co., June Strike Price $16.00, Expires 6/21/19	22	2,200	(66)

48	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#	Value
w	Options Written (continued)
	Calls – Exchange-Traded (continued)
	Hewlett Packard Enterprise Co., August Strike Price $18.00, Expires 8/16/19	11	1,100	$(55)
	The Home Depot Inc., June Strike Price $195.00, Expires 6/21/19	1	100	(135)
	The Home Depot Inc., June Strike Price $220.00, Expires 6/21/19	1	100	(2)
	HP Inc., June Strike Price $21.00, Expires 6/21/19	19	1,900	(38)
	HP Inc., June Strike Price $22.00, Expires 6/21/19	9	900	(18)
	Illinois Tool Works Inc., June Strike Price $155.00, Expires 6/21/19	1	100	(10)
	Illinois Tool Works Inc., June Strike Price $170.00, Expires 6/21/19	1	100	(2)
	Illinois Tool Works Inc., September Strike Price $170.00, Expires 9/20/19	1	100	(42)
	Intuit Inc., June Strike Price $260.00, Expires 6/21/19	1	100	(127)
	Johnson & Johnson, June Strike Price $145.00, Expires 6/21/19	2	200	(8)
	Johnson & Johnson, July Strike Price $145.00, Expires 7/19/19	1	100	(31)
	JPMorgan Chase & Co., June Strike Price $110.00, Expires 6/21/19	1	100	(68)
	JPMorgan Chase & Co., June Strike Price $120.00, Expires 6/21/19	1	100	(2)
	JPMorgan Chase & Co., July Strike Price $120.00, Expires 7/19/19	1	100	(15)
	Kohl’s Corp., June Strike Price $70.00, Expires 6/21/19	5	500	(20)
	Kohl’s Corp., July Strike Price $77.50, Expires 7/19/19	2	200	(6)
	Koninklijke KPN NV, June Strike Price 3.20 EUR, Expires 6/21/19	4,236	423,600	(4,732)
	Lamar Advertising Co., A, June Strike Price $85.00, Expires 6/21/19	3	300	(30)
	LPL Financial Holdings Inc., July Strike Price $90.00, Expires 7/19/19	3	300	(135)
	LyondellBasell Industries NV, A, June Strike Price $85.00, Expires 6/21/19	2	200	(10)
	LyondellBasell Industries NV, A, September Strike Price $90.00, Expires 9/20/19	4	400	(192)
	McKesson Corp., June Strike Price $130.00, Expires 6/21/19	1	100	(70)
	McKesson Corp., June Strike Price $135.00, Expires 6/21/19	1	100	(20)
	McKesson Corp., August Strike Price $140.00, Expires 8/16/19	1	100	(128)
	Merck & Co Inc., June Strike Price $82.50, Expires 6/21/19	2	200	(60)
	Merck & Co Inc., June Strike Price $85.00, Expires 6/21/19	2	200	(12)
	Merck & Co Inc., July Strike Price $85.00, Expires 7/19/19	2	200	(54)
	MetLife Inc., June Strike Price $50.00, Expires 6/21/19	7	700	(70)
	MetLife Inc., July Strike Price $50.00, Expires 7/19/19	3	300	(126)
	Microsoft Corp., June Strike Price $130.00, Expires 6/21/19	1	100	(68)
	Microsoft Corp., June Strike Price $135.00, Expires 6/21/19	1	100	(13)
	Microsoft Corp., July Strike Price $135.00, Expires 7/19/19	1	100	(93)
	Molson Coors Brewing Co., B, July Strike Price $62.50, Expires 7/19/19	8	800	(96)
	Morgan Stanley, June Strike Price $47.00, Expires 6/21/19	1	100	(4)
	Nexstar Media Group Inc., A, June Strike Price $115.00, Expires 6/21/19	2	200	(30)
	Nexstar Media Group Inc., A, August Strike Price $130.00, Expires 8/16/19	2	200	(35)
	Occidental Petroleum Corp., August Strike Price $60.00, Expires 8/16/19	3	300	(129)
	Omnicom Group Inc., June Strike Price $82.50, Expires 6/21/19	2	200	(20)
	Omnicom Group Inc., July Strike Price $87.50, Expires 7/19/19	2	200	(30)
	Omnicom Group Inc., July Strike Price $90.00, Expires 7/19/19	2	200	(45)
	Oracle Corp., June Strike Price $57.50, Expires 6/21/19	10	1,000	(30)
	PACCAR Inc., June Strike Price $72.50, Expires 6/21/19	4	400	(36)
	PACCAR Inc., August Strike Price $75.00, Expires 8/16/19	3	300	(159)
	Paychex Inc., June Strike Price $85.00, Expires 6/21/19	4	400	(808)
	Paychex Inc., June Strike Price $90.00, Expires 6/21/19	2	200	(52)
	PG&E Corp., July Strike Price $21.00, Expires 7/19/19	81	8,100	(8,019)
	Plains GP Holdings LP, A, June Strike Price $26.00, Expires 6/21/19	10	1,000	(100)
	Plains GP Holdings LP, A, August Strike Price $27.00, Expires 8/16/19	10	1,000	(100)
	PPL Corp., June Strike Price $31.00, Expires 6/21/19	6	600	(30)
	PPL Corp., July Strike Price $33.00, Expires 7/19/19	6	600	(30)
	PPL Corp., July Strike Price $34.00, Expires 7/19/19	5	500	(15)
	Prudential Financial Inc., June Strike Price $105.00, Expires 6/21/19	2	200	(22)

franklintempleton.com	Annual Report	49

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#		Value
w	Options Written (continued)
	Calls – Exchange-Traded (continued)
	Prudential Financial Inc., June Strike Price $115.00, Expires 6/21/19	2	200		$(10)
	QUALCOMM Inc., June Strike Price $87.50, Expires 6/21/19	2	200		(6)
	Sinclair Broadcast Group Inc., A, June Strike Price $65.00, Expires 6/21/19	9	900		(315)
	Sirius XM Holdings Inc., June Strike Price $6.00, Expires 6/21/19	52	5,200		(156)
	The Southern Co., August Strike Price $55.00, Expires 8/16/19	2	200		(180)
	Southwest Airlines Co., June Strike Price $55.00, Expires 6/21/19	5	500		(10)
	Starbucks Corp., June Strike Price $82.50, Expires 6/21/19	2	200		(14)
	Starbucks Corp., July Strike Price $85.00, Expires 7/19/19	2	200		(22)
	STOXX Europe 600 Food & Beverage Index, December Strike Price 740.00 EUR, Expires 12/20/19	100	5,000		(124,004)
	Texas Instruments Inc., June Strike Price $115.00, Expires 6/21/19	1	100		(17)
	Thermo Fisher Scientific Inc., June Strike Price $280.00, Expires 6/21/19	2	200		(300)
	Verizon Communications Inc., September Strike Price $62.50, Expires 9/20/19	4	400		(88)
	Visa Inc., A, June Strike Price $165.00, Expires 6/21/19	1	100		(150)
	Visa Inc., A, June Strike Price $170.00, Expires 6/21/19	1	100		(36)
	Walgreens Boots Alliance Inc., July Strike Price $57.50, Expires 7/19/19	7	700		(147)

					(204,098)

	Calls – Over-the-Counter (0.0)%†
	Currency Options (0.0)%†
	USD/HKD, Counterparty JPHQ, July Strike Price 7.85 HKD, Expires 7/18/19	1	1,000,000		(528)
	USD/HKD, Counterparty JPHQ, September Strike Price 7.85 HKD, Expires 9/16/19	1	1,000,000		(1,248)
	USD/HKD, Counterparty JPHQ, September Strike Price 7.85 HKD, Expires 9/18/19	1	1,500,000		(1,930)
	USD/HKD, Counterparty JPHQ, September Strike Price 7.85 HKD, Expires 9/19/19	1	1,000,000		(1,304)
	USD/HKD, Counterparty JPHQ, January Strike Price 7.85 HKD, Expires 1/20/20	1	1,000,000		(3,066)
	USD/JPY, Counterparty JPHQ, August Strike Price 112.50 JPY, Expires 8/08/19	1	300,000		(195)
	USD/TRY, Counterparty JPHQ, October Strike Price 7.50 TRY, Expires 10/17/19	1	250,000		(4,519)
	USD/TWD, Counterparty JPHQ, June Strike Price 31.50 TWD, Expires 6/06/19	1	3,500,000		(10,073)
	USD/TWD, Counterparty JPHQ, June Strike Price 32.00 TWD, Expires 6/06/19	1	4,000,000		(914)
	USD/TWD, Counterparty JPHQ, September Strike Price 33.05 TWD, Expires 9/19/19	1	3,500,000		(5,708)
	EUR/CHF, Counterparty JPHQ, July Strike Price 1.20 CHF, Expires 7/09/19	1	4,000,000	EUR	(46)
	EUR/USD, Counterparty JPHQ, July Strike Price $1.16, Expires 7/30/19	1	1,000,000	EUR	(748)
	GBP/USD, Counterparty JPHQ, October Strike Price $1.43, Expires 10/07/19	1	1,250,000	GBP	(718)

					(30,997)

	Puts – Exchange-Traded (0.0)%†
	Anadarko Petroleum Corp., August Strike Price $65.00, Expires 8/16/19	139	13,900		(20,850)
	Celgene Corp., June Strike Price $70.00, Expires 6/21/19	95	9,500		(570)
	Celgene Corp., June Strike Price $75.00, Expires 6/21/19	358	35,800		(2,506)
	Centene Corp., July Strike Price $47.50, Expires 7/19/19	56	5,600		(3,024)

50	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#		Value
w	Options Written (continued)
	Puts – Exchange-Traded (continued)
	Centene Corp., September Strike Price $37.50, Expires 9/20/19	260	26,000		$(11,050)
	DJ EURO STOXX 50 Index, July Strike Price 2,900.00 EUR, Expires 7/19/19	120	1,200		(11,663)
	DJ EURO STOXX Banks, December Strike Price 65.00 EUR, Expires 12/20/19	80	4,000		(4,692)
	DJ EURO STOXX Banks, December Strike Price 70.00 EUR, Expires 12/20/19	40	2,000		(3,687)
	Edison International, October Strike Price $45.00, Expires 10/18/19	127	12,700		(13,653)
	S&P 500 Index, July Strike Price $2,350.00, Expires 7/19/19	60	6,000		(25,800)
	S&P 500 Index, July Strike Price $2,450.00, Expires 7/19/19	15	1,500		(13,050)

					(110,545)

	Puts – Over-the-Counter (0.0)%†
	Currency Options (0.0)%†
	EUR/USD, Counterparty JPHQ, June Strike Price $1.11, Expires 6/25/19	1	2,200,000	EUR	(6,411)
	EUR/USD, Counterparty JPHQ, July Strike Price $1.10, Expires 7/11/19	1	700,000	EUR	(1,278)
	EUR/USD, Counterparty JPHQ, July Strike Price $1.11, Expires 7/15/19	1	1,500,000	EUR	(3,880)
	EUR/USD, Counterparty JPHQ, July Strike Price $1.10, Expires 7/30/19	1	1,000,000	EUR	(2,218)
	EUR/USD, Counterparty JPHQ, September Strike Price $1.10, Expires 9/12/19	1	4,000,000	EUR	(14,948)
	GBP/USD, Counterparty JPHQ, July Strike Price $1.20, Expires 7/05/19	1	500,000	GBP	(250)
	USD/ILS, Counterparty JPHQ, August Strike Price 3.45 ILS, Expires 8/28/19	1	1,200,000		(1,041)
	USD/ILS, Counterparty JPHQ, September Strike Price 3.45 ILS, Expires 9/12/19	1	750,000		(920)
	USD/ILS, Counterparty JPHQ, September Strike Price 3.45 ILS, Expires 9/23/19	1	1,050,000		(1,583)

					(32,529)

	Total Options Written (Premiums Received $635,119)				(378,169)

		Country	Shares/Rights
x	Securities Sold Short (18.2)%
	Common Stocks (8.7)%
	Aerospace & Defense (1.4)%
	The Boeing Co.	United States	2,886		(985,886)
	Harris Corp.	United States	67,803		(12,692,044)
	Huntington Ingalls Industries Inc.	United States	7,083		(1,452,865)
	Northrop Grumman Corp.	United States	8,154		(2,472,701)

					(17,603,496)

	Air Freight & Logistics (0.2)%
	Air Transport Services Group Inc.	United States	13,718		(300,973)
	Atlas Air Worldwide Holdings Inc.	United States	9,590		(339,390)
	XPO Logistics Inc.	United States	40,221		(2,095,112)

					(2,735,475)

	Airlines (0.1)%
	American Airlines Group Inc.	United States	37,965		(1,033,787)

franklintempleton.com	Annual Report	51

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Rights	Value

x	Securities Sold Short (continued)
	Common Stocks (continued)
	Auto Components (0.0)%†
	Veoneer Inc.	Sweden	4,843	$(77,149)

	Automobiles (0.0)%†
	Ferrari N.V.	Italy	1,809	(257,871)

	Banks (0.4)%
	BB&T Corp.	United States	102,305	(4,782,759)
	Hope Bancorp Inc.	United States	16,385	(210,875)

				(4,993,634)

	Biotechnology (0.4)%
	Alder Biopharmaceuticals Inc.	United States	23,807	(257,592)
	Amgen Inc.	United States	1,297	(216,210)
g,y	Celgene Corp., rts, 2/20/49, when-issued	United States	109,328	(273,320)
	Intercept Pharmaceuticals Inc.	United States	8,347	(691,299)
	Ionis Pharmaceuticals Inc.	United States	14,177	(930,011)
	Karyopharm Therapeutics Inc.	United States	60,640	(342,010)
	Ligand Pharmaceuticals Inc.	United States	1,721	(184,801)
	Neurocrine Biosciences Inc.	United States	10,630	(901,211)
	OPKO Health Inc.	United States	136,884	(245,022)
	PDL BioPharma Inc.	United States	209,726	(591,427)
	Retrophin Inc.	United States	14,455	(267,851)

				(4,900,754)

	Building Products (0.0)%†
	Patrick Industries Inc.	United States	3,358	(136,973)

	Capital Markets (0.1)%
	Cowen Inc., A	United States	36,662	(555,429)
	Partners Group Holding AG	Switzerland	551	(386,870)

				(942,299)

	Chemicals (0.0)%†
	Dow Inc.	United States	3,148	(147,201)
	The Scotts Miracle-GRO Co.	United States	2,195	(196,518)

				(343,719)

	Commercial Services & Supplies (0.1)%
	Team Inc.	United States	34,395	(499,415)

	Communications Equipment (0.0)%†
	CalAmp Corp.	United States	8,773	(89,134)
	Infinera Corp.	United States	58,956	(183,353)

				(272,487)

	Consumer Finance (0.1)%
	Encore Capital Group Inc.	United States	18,234	(626,155)
	EZCORP Inc., A	United States	44,211	(388,173)
	PRA Group Inc.	United States	14,230	(392,890)

				(1,407,218)

	Diversified Consumer Services (0.1)%
	Chegg Inc.	United States	37,349	(1,399,094)

	Diversified Financial Services (0.0)%†
	Element Fleet Management Corp.	Canada	26,100	(188,856)

	Diversified Telecommunication Services (0.0)%†
	Intelsat SA	United States	10,317	(186,222)

52	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Rights	Value

x	Securities Sold Short (continued)
	Common Stocks (continued)
	Electrical Equipment (0.0)%†
	Enphase Energy Inc.	United States	7,303	$(110,787)

	Electronic Equipment, Instruments & Components (0.2)%
	II-VI Inc.	United States	9,150	(287,585)
	Knowles Corp.	United States	39,885	(627,391)
	OSI Systems Inc.	United States	6,286	(651,167)
	PAR Technology Corp.	United States	14,531	(408,466)
	Vishay Intertechnology Inc.	United States	18,493	(281,833)

				(2,256,442)

	Energy Equipment & Services (0.1)%
	Fugro NV, IDR, CVA	Netherlands	24,386	(201,598)
	Tenaris SA	Luxembourg	29,393	(346,426)

				(548,024)

	Entertainment (0.2)%
	Bilibili Inc., ADR	China	8,900	(120,150)
	iQIYI Inc., ADR	China	8,066	(147,043)
	Live Nation Entertainment Inc.	United States	12,627	(767,974)
	Sea Ltd., ADR	Thailand	32,654	(928,680)

				(1,963,847)

	Equity Real Estate Investment Trusts (REITs) (0.4)%
	Innovative Industrial Properties Inc., A	United States	11,938	(1,003,150)
	Invitation Homes Inc.	United States	137,931	(3,535,179)

				(4,538,329)

	Food Products (0.0)%†
	Mondelez International Inc., A	United States	8,225	(418,241)

	Health Care Equipment & Supplies (0.0)%†
	CONMED Corp.	United States	2,000	(160,960)

	Health Care Technology (0.1)%
	Allscripts Healthcare Solutions Inc.	United States	12,872	(125,245)
	Evolent Health Inc., A	United States	17,434	(185,498)
	Tabula Rasa HealthCare Inc.	United States	10,260	(463,444)

				(774,187)

	Hotels, Restaurants & Leisure (0.1)%
	Huazhu Group Ltd., ADR	China	3,878	(118,667)
	Marriott Vacations Worldwide Corp.	United States	2,788	(250,641)
	Yum China Holdings Inc.	China	7,422	(296,954)

				(666,262)

	Household Durables (0.0)%†
	Toll Brothers Inc.	United States	5,781	(201,005)

	Independent Power & Renewable Electricity Producers (0.1)%
	NRG Energy Inc.	United States	17,531	(596,755)

	Interactive Media & Services (0.1)%
	IAC/InterActiveCorp	United States	1,727	(381,408)
	Pinterest Inc., A	United States	7,537	(187,822)
	Twitter Inc.	United States	7,096	(258,578)
	Zillow Group Inc., C	United States	11,044	(475,113)

				(1,302,921)

	Internet & Direct Marketing Retail (0.2)%
	Alibaba Group Holding Ltd., ADR	China	10,590	(1,580,663)

franklintempleton.com	Annual Report	53

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Rights	Value

x	Securities Sold Short (continued)
	Common Stocks (continued)
	Internet & Direct Marketing Retail (continued)
	Wayfair Inc., A	United States	6,100	$(878,461)

				(2,459,124)

	IT Services (1.7)%
	Carbonite Inc.	United States	18,809	(445,209)
	CSG Systems International Inc.	United States	5,472	(245,419)
	Fidelity National Information Services Inc.	United States	51,755	(6,226,127)
	Fiserv Inc.	United States	74,814	(6,423,530)
	GDS Holdings Ltd., ADR	China	4,950	(160,825)
	Global Payments Inc.	United States	8,189	(1,261,434)
	KBR Inc.	United States	20,644	(458,710)
	MongoDB Inc., A	United States	13,713	(1,924,482)
	Okta Inc., A	United States	17,913	(2,028,110)
	Perficient Inc.	United States	16,752	(509,763)
	Twilio Inc., A	United States	9,306	(1,228,299)

				(20,911,908)

	Machinery (0.5)%
	Cummins Inc.	United States	3,990	(601,533)
	Epiroc AB, A	Sweden	12,897	(120,264)
	Flowserve Corp.	United States	1,572	(73,019)
	The Greenbrier Cos. Inc.	United States	2,106	(57,304)
	Illinois Tool Works Inc.	United States	12,817	(1,789,766)
	Lincoln Electric Holdings Inc.	United States	10,495	(796,990)
	Parker-Hannifin Corp.	United States	3,734	(568,763)
	Stadler Rail AG	Switzerland	14,687	(643,074)
	Trinity Industries Inc.	United States	15,224	(293,519)
	Wabtec Corp.	United States	11,543	(720,052)

				(5,664,284)

	Marine (0.0)%†
	Scorpio Bulkers Inc.	United States	10,934	(46,251)

	Metals & Mining (0.1)%
	Cleveland-Cliffs Inc.	United States	116,236	(1,011,253)
	First Majestic Silver Corp.	Canada	50,423	(306,572)
	SSR Mining Inc.	Canada	18,187	(212,424)

				(1,530,249)

	Mortgage Real Estate Investment Trusts (REITs) (0.0)%†
	Redwood Trust Inc.	United States	18,191	(289,783)

	Oil, Gas & Consumable Fuels (0.2)%
	Golar LNG Ltd.	Bermuda	4,233	(76,998)
	Green Plains Inc.	United States	12,145	(158,492)
	Occidental Petroleum Corp.	United States	43,556	(2,167,782)
	Ship Finance International Ltd.	Norway	19,694	(243,812)
	Teekay Corp.	Canada	23,889	(76,684)

				(2,723,768)

	Personal Products (0.0)%†
	Herbalife Nutrition Ltd.	United States	8,614	(359,893)

	Pharmaceuticals (0.6)%
	Aphria Inc.	Canada	65,636	(432,541)
	Aurora Cannabis Inc.	Canada	126,299	(958,609)
	Bristol-Myers Squibb Co.	United States	61,484	(2,789,529)
	Canopy Growth Corp.	Canada	18,033	(726,870)
	Innoviva Inc.	United States	30,340	(414,748)

54	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Rights	Value

x	Securities Sold Short (continued)
	Common Stocks (continued)
	Pharmaceuticals (continued)
	Jazz Pharmaceuticals PLC	United States	1,699	$(213,310)
	Johnson & Johnson	United States	1,736	(227,676)
	The Medicines Co.	United States	16,411	(585,052)
	Merck & Co. Inc.	United States	2,960	(234,462)
	Omeros Corp.	United States	7,019	(124,798)
	Pacira Biosciences Inc.	United States	9,571	(416,434)
	Pfizer Inc.	United States	5,582	(231,765)
	Tilray Inc.	Canada	1,851	(70,357)

				(7,426,151)

	Professional Services (0.0)%†
	FTI Consulting Inc.	United States	5,299	(444,692)

	Real Estate Management & Development (0.0)%†
	Redfin Corp.	United States	24,927	(392,850)

	Road & Rail (0.3)%
	Avis Budget Group Inc.	United States	44,193	(1,253,313)
	Old Dominion Freight Line Inc.	United States	8,552	(1,132,627)
	Ryder System Inc.	United States	11,563	(583,931)
	Schneider National Inc., B	United States	50,347	(845,830)

				(3,815,701)

	Semiconductors & Semiconductor Equipment (0.1)%
	Inphi Corp.	United States	8,279	(363,282)
	Microchip Technology Inc.	United States	9,873	(790,136)
	NXP Semiconductors NV	Netherlands	1,435	(126,510)
	Silicon Laboratories Inc.	United States	4,221	(394,959)
	Synaptics Inc.	United States	2,306	(60,994)

				(1,735,881)

	Software (0.4)%
	Benefitfocus Inc.	United States	10,636	(301,637)
	Five9 Inc.	United States	19,162	(983,969)
	Nuance Communications Inc.	United States	16,189	(277,965)
	Nutanix Inc., A	United States	8,481	(238,061)
	Palo Alto Networks Inc.	United States	1,500	(300,210)
	Pluralsight Inc., A	United States	22,159	(705,986)
	PROS Holdings Inc.	United States	22,241	(1,261,065)
	Rapid7 Inc.	United States	18,307	(956,541)
	Salesforce.com Inc.	United States	2,006	(303,728)

				(5,329,162)

	Specialty Retail (0.1)%
	Floor & Decor Holdings Inc., A	United States	5,095	(180,974)
	Lowe’s Cos. Inc.	United States	6,473	(603,802)
	Monro Inc.	United States	1,889	(150,572)
	Restoration Hardware Holdings Inc.	United States	1,032	(87,875)

				(1,023,223)

	Technology Hardware, Storage & Peripherals (0.1)%
	Apple Inc.	United States	4,563	(798,844)

	Trading Companies & Distributors (0.1)%
	Fastenal Co.	United States	18,011	(550,957)
	Kaman Corp.	United States	1,829	(101,711)
	SiteOne Landscape Supply Inc.	United States	2,566	(166,456)

				(819,124)

franklintempleton.com	Annual Report	55

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Rights	Value

x	Securities Sold Short (continued)
	Common Stocks (continued)
	Transportation Infrastructure (0.0)%†
	Westshore Terminals Investment Corp.	Canada	20,034	$(328,613)

	Water Utilities (0.1)%
	American Water Works Co. Inc.	United States	5,048	(570,525)

	Wireless Telecommunication Services (0.0)%†
	Boingo Wireless Inc.	United States	10,419	(196,919)

	Total Common Stocks (Proceeds $110,554,360)			(107,383,154)

	Exchange Traded Funds (9.1)%
	Consumer Discretionary Select Sector SPDR Fund	United States	5,736	(636,352)
	ETFMG Prime Cyber Security ETF	United States	61,267	(2,341,012)
	Health Care Select Sector SPDR Fund	United States	105,131	(9,175,834)
	Invesco QQQ Series 1 ETF	United States	20,535	(3,572,063)
	iShares Core S&P Small-Cap ETF	United States	34,684	(2,537,828)
	iShares MSCI Japan ETF	Japan	11,784	(621,252)
	iShares MSCI Taiwan ETF	Taiwan	27,621	(913,703)
	iShares NASDAQ Biotechnology ETF	United States	70,133	(7,011,897)
	iShares North American Tech ETF	United States	23,258	(4,677,649)
	iShares North American Tech-Multimedia Networking ETF	United States	125,800	(6,389,382)
	iShares North American Tech-Software ETF	United States	21,449	(4,423,856)
	iShares PHLX Semiconductor ETF	United States	31,718	(5,598,861)
	iShares Russell 2000 Growth ETF	United States	17,852	(3,348,500)
	iShares Russell Mid-Cap Growth ETF	United States	9,562	(1,276,336)
	iShares S&P Small-Cap 600 Growth ETF	United States	8,140	(1,389,417)
	iShares U.S. Technology ETF	United States	18,456	(3,393,136)
	SPDR S&P 500 ETF Trust	United States	183,796	(50,593,525)
	SPDR S&P MidCap 400 ETF Trust	United States	4,786	(1,580,002)
	Vanguard Small-Cap Growth ETF	United States	20,072	(3,488,112)

	Total Exchange Traded Funds (Proceeds $116,133,298)			(112,968,717)

			Principal Amount*

	Corporate Bonds and Notes (0.3)%
	IT Services (0.1)%
e	GTT Communications Inc., senior note, 144A, 7.875%, 12/31/24	United States	1,572,000	(1,328,340)

	Media (0.2)%
e	MDC Partners Inc., senior note, 144A, 6.50%, 5/01/24	United States	2,319,000	(2,133,480)

	Total Corporate Bonds and Notes (Proceeds $3,631,754)			(3,461,820)

	U.S. Government and Agency Securities (Proceeds $1,893,813) (0.1)%
	U.S. Treasury Note, 2.625%, 2/15/29	United States	1,859,000	(1,938,370)

	Total Securities Sold Short (Proceeds $232,213,225)			$(225,752,061)

56	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and/or open written option contracts. At May 31, 2019, the aggregate value of these securities and/or cash pledged amounted to $192,731,772, representing 15.6% of net assets.

bA portion or all of the security is held in connection with written option contracts open at year end.

cNon-income producing.

dA portion or all of the security is on loan at May 31, 2019. See Note 1(i).

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the net value of these securities was $140,602,838, representing 11.3% of net assets.

fSee Note 7 regarding defaulted securities.

gFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

hContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the aggregate value of these securities was $12,360,810, representing 1.0% of net assets.

jThe coupon rate shown represents the rate at period end.

kIncome may be received in additional securities and/or cash.

lSee Note 1(k) regarding senior floating rate interests.

mThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

nAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

oSee Note 1(f) regarding loan participation notes.

pThe security was issued on a discount basis with no stated coupon rate.

qSee Note 1(g) regarding credit-linked notes.

rThe rate shown is the annualized seven-day yield at period end.

sA portion or all of the security is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(j).

tSee Note 1(c) regarding joint repurchase agreement.

uSee Note 1(i) regarding securities on loan.

vSee Note 3(f) regarding investments in affiliated management investment companies.

wSee Note 1(d) regarding written options.

xSee Note 1(h) regarding securities sold short.

ySecurity sold on a when-issued basis resulting in a short position. As such, the Fund is not subject to the deposit requirement or fees and expenses associated with short sale transactions. See Note 1(h).

At May 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a]
Aluminum	Long	46	$2,044,125	6/17/19	$(80,702)
Aluminum	Short	46	2,044,125	6/17/19	97,667
Aluminum	Long	1	45,025	9/16/19	(397)
Aluminum	Short	28	1,260,700	9/16/19	15,531
Brent Crude Oil	Long	79	4,897,210	6/28/19	(706,440)
Cocoa	Long	7	157,969	7/16/19	(739)
Coffee	Short	16	642,600	9/18/19	(55,864)
Copper	Long	12	1,746,000	6/17/19	(194,210)
Copper	Short	12	1,746,000	6/17/19	112,336
Copper	Long	2	291,625	9/16/19	(23,643)
Copper	Short	5	729,062	9/16/19	29,636
Cotton No.2	Short	29	972,515	12/06/19	6,633
Gasoline RBOB	Long	5	371,994	6/28/19	(35,224)
Gasoline RBOB	Long	3	219,139	7/31/19	(5,236)
Hard Red Winter Wheat	Short	65	1,537,250	7/12/19	(1,540)
Low Sulphur Gas Oil	Long	13	750,750	7/11/19	(86,145)

franklintempleton.com	Annual Report	57

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts (continued)
Natural Gas	Short	21	$515,340	6/26/19	$34,152
Natural Gas	Short	12	295,200	7/29/19	10,543
Silver	Short	4	291,340	7/29/19	151
Soybean	Short	26	1,141,075	7/12/19	1,479
Soybean Meal	Short	41	1,317,330	7/12/19	(25,222)
Wheat	Short	34	855,100	7/12/19	(55,992)
Zinc	Long	25	1,643,750	6/17/19	(123,179)
Zinc	Short	25	1,643,750	6/17/19	72,903
Zinc	Long	4	250,950	9/16/19	(8,212)
Zinc	Short	4	250,950	9/16/19	8,038

					(1,013,676)

Equity Contracts
Amsterdam Index	Short	1	120,715	6/21/19	1,771
CAC 40 10 Euro Index[a]	Long	154	8,920,381	6/21/19	(134,805)
CME E-Mini Russell 2000 Index[a]	Short	188	13,785,100	6/21/19	746,004
DAX Index	Long	23	7,532,370	6/21/19	(73,072)
DAX Index[a]	Short	1	327,494	6/21/19	9,412
DJ EURO STOXX 50 Index[a]	Long	332	12,146,839	6/21/19	44,378
DJ EURO STOXX 50 Index	Short	317	11,598,036	6/21/19	(41,953)
DJIA Mini E-CBOT Index[a]	Short	43	5,336,300	6/21/19	318,026
FTSE 100 Index[a]	Long	204	18,442,995	6/21/19	56,126
FTSE 100 Index	Short	81	7,322,954	6/21/19	(103,328)
FTSE/JSE Top 40 Index	Short	40	1,364,222	6/20/19	46,284
FTSE/MIB Index	Short	4	442,304	6/21/19	8,063
Hang Seng Index[a]	Long	55	9,371,935	6/27/19	(171,770)
JPX-Nikkei 400 Index	Long	49	606,367	6/13/19	(38,420)
MSCI Emerging Market Index	Long	191	9,551,910	6/21/19	(359,154)
MSCI Singapore Index	Long	64	1,625,741	6/27/19	(32,485)
MSCI Taiwan Index	Short	20	759,800	6/27/19	(10,735)
NASDAQ 100 E-Mini Index[a]	Long	70	9,986,900	6/21/19	(28,158)
NASDAQ 100 E-Mini Index	Short	1	142,670	6/21/19	2,030
Nikkei 225 Index[a]	Short	6	758,547	6/13/19	30,019
S&P 500 E-Mini Index[a]	Long	2	275,260	6/21/19	(6,944)
S&P 500 E-Mini Index	Short	933	128,408,790	6/21/19	3,251,689
SPI 200 Index	Long	9	999,237	6/20/19	35,094
STOXX 600 Banks Index	Long	1,396	10,254,041	6/21/19	(537,045)
STOXX 600 Banks Index	Short	129	1,026,907	6/21/19	33,307
TOPIX Index	Long	22	3,057,445	6/13/19	(197,676)
TOPIX Index[a]	Short	30	4,169,243	6/13/19	110,025
Yen Denominated Nikkei 225 Index	Long	5	471,208	6/13/19	(22,460)

					2,934,223

Interest Rate Contracts
3 Month EURIBOR[a]	Long	340	95,309,620	6/15/20	247,862
10 Yr. Japanese Government Bond	Short	10	14,137,406	6/13/19	(45,254)
90 Day Eurodollar[a]	Long	681	167,236,575	6/15/20	1,255,896
90 Day Sterling[a]	Long	510	79,967,572	6/17/20	262,360
Australian 10 Yr. Bond[a]	Long	110	10,839,835	6/17/19	418,573
Canadian 10 Yr. Bond[a]	Long	57	6,024,305	9/19/19	63,812
Canadian 10 Yr. Bond	Short	52	5,495,857	9/19/19	(56,543)
Euro BUXL 30 Yr. Bond	Long	3	656,821	6/06/19	37,593
Euro BUXL 30 Yr. Bond	Short	3	656,821	6/06/19	(46,543)
Euro-BOBL	Short	25	3,740,239	6/06/19	(41,597)
Euro-BTP	Long	130	18,891,557	6/06/19	445,408
Euro-BTP	Long	85	12,180,298	9/06/19	4,766
Euro-Bund	Short	96	18,053,959	6/06/19	(303,105)
Euro-Bund	Short	83	15,835,398	9/06/19	(14,291)
Euro-SCHATZ	Short	105	13,148,900	6/06/19	(18,214)
Euro-SCHATZ	Short	300	37,569,962	9/06/19	(6,824)

58	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Interest Rate Contracts (continued)
Long Gilt[a]	Long	5	$819,553	9/26/19	$2,646
Long Gilt	Short	97	15,899,327	9/26/19	(65,483)
U.S. Treasury 5 Yr. Note	Short	382	44,834,266	9/30/19	(287,631)
U.S. Treasury 10 Yr. Note	Short	59	7,478,250	9/19/19	(75,997)
U.S. Treasury 10 Yr. Ultra Note	Short	17	2,321,297	9/19/19	(75)
U.S. Treasury Long Bond[a]	Long	150	23,057,812	9/19/19	686,661
U.S. Treasury Long Bond	Short	19	2,920,656	9/19/19	(39,013)
U.S. Treasury Ultra Bond	Long	19	3,339,844	9/19/19	62,074
U.S. Treasury Ultra Bond	Short	6	1,054,687	9/19/19	521

					2,487,602

Total Futures Contracts					$4,408,149

*As of period end.

aA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(j).

At May 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Philippine Peso	BOFA	Buy	3,010,000	57,890	6/03/19	$—	$(197)
Philippine Peso	BOFA	Sell	860,000	16,564	6/03/19	80	—
Turkish Lira	BZWS	Buy	245,000	40,349	6/03/19	1,633	—
Brazilian Real	JPHQ	Buy	21,968,258	5,556,221	6/04/19	40,207	—
Brazilian Real	JPHQ	Sell	21,968,258	5,512,945	6/04/19	—	(83,483)
Canadian Dollar	BOFA	Buy	795,521	591,582	6/04/19	—	(2,943)
Colombian Peso	JPHQ	Buy	2,592,800,000	786,084	6/04/19	—	(18,730)
Colombian Peso	JPHQ	Sell	2,592,800,000	770,938	6/04/19	3,584	—
Mexican Peso	JPHQ	Buy	13,808,939	700,000	6/04/19	4,073	—
Argentine Peso	MSCS	Buy	695,000	15,050	6/06/19	324	—
Brazilian Real	MSCS	Buy	65,000	16,472	6/06/19	84	—
Brazilian Real	MSCS	Sell	65,000	16,437	6/06/19	—	(119)
Chilean Peso	MSCS	Sell	39,360,000	57,964	6/06/19	2,497	—
Czech Koruna	BOFA	Sell	955,000	41,564	6/06/19	268	—
Euro	BZWS	Buy	140,000	157,082	6/06/19	—	(598)
Indian Rupee	BOFA	Buy	7,510,000	107,410	6/06/19	311	(31)
Indian Rupee	BOFA	Sell	7,510,000	107,470	6/06/19	—	(219)
Norwegian Krone	UBSW	Sell	2,835,000	324,619	6/06/19	619	(12)
Peruvian Nuevo Sol	BOFA	Buy	305,000	92,248	6/06/19	—	(2,082)
Peruvian Nuevo Sol	BOFA	Sell	60,000	18,061	6/06/19	323	—
Swiss Franc	UBSW	Buy	105,000	103,579	6/06/19	1,353	—
Swiss Franc	UBSW	Sell	210,000	206,626	6/06/19	—	(3,237)
Argentine Peso	JPHQ	Buy	17,824,192	381,756	6/07/19	11,876	—
Argentine Peso	JPHQ	Sell	17,824,192	397,861	6/07/19	4,229	—
British Pound	BZWS	Buy	95,000	124,141	6/07/19	—	(3,992)
British Pound	BZWS	Sell	50,000	64,968	6/07/19	1,732	—
Colombian Peso	BOFA	Buy	53,725,000	16,547	6/07/19	—	(650)
Malaysian Ringgit	MSCS	Buy	105,000	25,037	6/07/19	17	—
Malaysian Ringgit	MSCS	Sell	105,000	25,332	6/07/19	278	—
South Korean Won	BOFA	Sell	48,510,000	41,630	6/07/19	885	—
Swedish Krona	CITI	Buy	630,000	65,974	6/07/19	474	—
Chinese Yuan	MSCS	Sell	170,000	25,143	6/10/19	517	—
Indonesian Rupiah	BOFA	Buy	896,650,000	62,593	6/10/19	147	—
Indonesian Rupiah	BOFA	Sell	896,650,000	62,379	6/10/19	—	(361)
Japanese Yen	BZWS	Buy	9,230,000	83,109	6/10/19	2,138	—
Russian Ruble	MSCS	Buy	1,020,000	15,729	6/10/19	—	(157)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Russian Ruble	MSCS	Sell	1,020,000	15,589		6/10/19	$17	$—
Hungarian Forint	UBSW	Sell	4,800,000	16,675		6/13/19	160	—
Argentine Peso	JPHQ	Buy	17,824,192	393,557		6/14/19	—	(4,427)
British Pound	BNYM	Sell	2,457,591	3,158,521		6/14/19	49,169	—
Euro	BNYM	Sell	22,087,408	24,835,082		6/14/19	129,688	—
Hong Kong Dollar	BNYM	Sell	21,201,000	2,702,916		6/14/19	—	(1,754)
Swiss Franc	BNYM	Sell	208,093	206,921		6/14/19	—	(1,203)
Brazilian Real	BOFA	Sell	100,000	25,075		6/17/19	—	(369)
Chilean Peso	JPHQ	Buy	277,156,000	400,000		6/17/19	—	(9,491)
New Zealand Dollar	GSCO	Sell	4,277,481	2,821,436		6/17/19	22,010	—
New Zealand Dollar	MSCO	Buy	45,319	29,724		6/17/19	—	(65)
Australian Dollar	JPHQ	Sell	9,958,078	6,918,769		6/18/19	20,205	(13,275)
British Pound	JPHQ	Buy	1,000,000	1,303,939		6/18/19	—	(38,465)
Canadian Dollar	BOFA	Sell	145,000	108,933		6/18/19	1,602	—
Canadian Dollar	JPHQ	Buy	1,485,935	1,100,917		6/18/19	—	(1,005)
Canadian Dollar	JPHQ	Sell	3,877,180	2,880,912		6/18/19	10,963	—
Czech Koruna	JPHQ	Sell	32,455,884	1,418,310		6/18/19	14,433	—
Euro	JPHQ	Buy	717,525	805,767		6/18/19	547	(3,460)
Euro	JPHQ	Sell	200,000	223,553		6/18/19	—	(231)
Hong Kong Dollar	JPHQ	Sell	31,053,045	3,959,775		6/18/19	—	(1,876)
Hungarian Forint	JPHQ	Buy	130,668,969	446,837		6/18/19	2,917	—
Japanese Yen	JPHQ	Buy	11,746,878	107,781		6/18/19	784	—
Japanese Yen	JPHQ	Sell	119,719,845	1,090,920		6/18/19	—	(15,538)
Mexican Peso	JPHQ	Buy	259,084,870	13,436,825		6/18/19	—	(260,434)
New Zealand Dollar	JPHQ	Buy	400,000	260,314		6/18/19	1,475	—
New Zealand Dollar	JPHQ	Sell	12,735,660	8,368,848		6/18/19	43,364	(9,646)
Norwegian Krone	JPHQ	Buy	35,561,710	4,077,180		6/18/19	1,187	(12,113)
Singapore Dollar	JPHQ	Buy	1,684,191	1,229,725		6/18/19	—	(3,394)
Singapore Dollar	JPHQ	Sell	1,679,802	1,224,922		6/18/19	3,397	(1,610)
South African Rand	JPHQ	Sell	25,755,701	1,795,713		6/18/19	31,585	—
Swedish Krona	JPHQ	Buy	15,410,132	1,606,310		6/18/19	20,457	—
Swiss Franc	JPHQ	Sell	8,532,890	8,509,681		6/18/19	—	(27,872)
Turkish Lira	JPHQ	Buy	11,819,480	1,914,490		6/18/19	92,979	—
Canadian Dollar	BNYM	Sell	3,790,000	2,848,687		6/19/19	43,195	—
Colombian Peso	JPHQ	Buy	8,551,587,030	2,752,213		6/19/19	—	(223,705)
Colombian Peso	JPHQ	Sell	8,551,587,030	2,515,913		6/19/19	—	(12,595)
Euro	BNYM	Buy	1,451,029	1,643,100		6/19/19	—	(19,372)
Euro	BNYM	Sell	5,218,502	5,956,086		6/19/19	116,554	(68)
Hungarian Forint	JPHQ	Buy	407,675,159	1,485,706		6/19/19	—	(82,413)
Hungarian Forint	JPHQ	Sell	167,276,659	533,073	EUR	6/19/19	38,549	(17,828)
Euro	JPHQ	Buy	4,620,829	5,195,675		6/19/19	8,261	(33,142)
Euro	JPHQ	Sell	4,624,964	5,294,167		6/19/19	118,746	—
Euro	JPHQ	Sell	528,938	167,276,659	HUF	6/19/19	13,694	(29,788)
Hungarian Forint	JPHQ	Sell	407,675,159	1,460,428		6/19/19	57,134	—
Indian Rupee	JPHQ	Buy	50,915,148	727,567		6/19/19	1,476	—
Indian Rupee	JPHQ	Sell	50,915,148	705,905		6/19/19	—	(23,138)
Indonesian Rupiah	JPHQ	Buy	58,821,738,732	4,100,864		6/19/19	11,107	(1,096)
Indonesian Rupiah	JPHQ	Sell	58,821,738,732	4,112,823		6/19/19	2,029	(81)
Japanese Yen	BNYM	Buy	57,802,000	525,925		6/19/19	8,330	—
Japanese Yen	BNYM	Sell	57,802,000	521,222		6/19/19	—	(13,033)
Mexican Peso	JPHQ	Buy	35,887,476	1,817,452		6/19/19	7,361	—
Mexican Peso	JPHQ	Sell	35,887,476	1,848,260		6/19/19	23,447	—
Russian Ruble	JPHQ	Buy	155,117,931	2,365,425		6/19/19	203	(696)
Russian Ruble	JPHQ	Sell	155,117,931	2,349,355		6/19/19	4,358	(19,935)
South African Rand	JPHQ	Buy	55,184,992	3,785,818		6/19/19	11,891	(18,314)
South African Rand	JPHQ	Sell	55,184,992	3,826,536		6/19/19	47,724	(583)
Swiss Franc	BNYM	Buy	235,629	231,880		6/19/19	3,902	—
Swiss Franc	BNYM	Sell	966,171	972,092		6/19/19	5,297	—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Turkish Lira	JPHQ	Buy	6,855,197	1,147,097	6/19/19	$16,526	$—
Turkish Lira	JPHQ	Sell	9,641,679	1,611,223	6/19/19	10,614	(36,000)
British Pound	DBAB	Buy	649,000	853,693	6/20/19	33	(32,344)
British Pound	DBAB	Sell	848,000	1,121,769	6/20/19	48,539	(6)
Canadian Dollar	DBAB	Sell	3,425,000	2,548,737	6/20/19	13,364	—
Euro	DBAB	Buy	1,994,000	2,246,158	6/20/19	261	(14,903)
Euro	DBAB	Sell	4,900,000	5,570,766	6/20/19	87,149	(48)
Japanese Yen	DBAB	Buy	40,646,000	369,546	6/20/19	6,171	—
Japanese Yen	DBAB	Sell	76,127,000	688,555	6/20/19	—	(15,133)
Swiss Franc	DBAB	Buy	4,000,000	3,962,247	6/20/19	40,790	(53)
Swiss Franc	DBAB	Sell	4,000,000	4,025,214	6/20/19	22,230	—
Australian Dollar[b]	MSCO	Buy	10,743,000	7,568,717	6/21/19	7,251	(118,610)
Australian Dollar[b]	MSCO	Sell	18,201,000	12,871,345	6/21/19	237,421	(477)
British Pound[b]	MSCO	Buy	16,680,000	21,891,582	6/21/19	—	(780,079)
British Pound[b]	MSCO	Sell	21,224,000	27,549,456	6/21/19	691,108	(4,399)
Canadian Dollar[b]	MSCO	Buy	3,633,000	2,710,460	6/21/19	—	(21,044)
Canadian Dollar[b]	MSCO	Sell	24,684,000	18,512,621	6/21/19	239,692	—
Colombian Peso	JPHQ	Buy	763,600,000	230,000	6/21/19	—	(4,249)
Euro[b]	MSCO	Buy	12,946,000	14,576,795	6/21/19	3,123	(90,564)
Euro[b]	MSCO	Sell	29,263,000	33,201,393	6/21/19	463,800	(13,983)
Japanese Yen[b]	MSCO	Buy	3,129,584,000	28,462,264	6/21/19	468,841	—
Japanese Yen[b]	MSCO	Sell	1,939,550,000	17,594,721	6/21/19	—	(335,241)
Mexican Peso[b]	MSCO	Buy	68,054,000	3,499,118	6/21/19	—	(39,953)
Mexican Peso[b]	MSCO	Sell	20,267,000	1,053,948	6/21/19	23,781	—
New Zealand Dollar[b]	MSCO	Buy	11,999,000	8,177,482	6/21/19	1,114	(325,050)
New Zealand Dollar[b]	MSCO	Sell	16,435,000	11,085,720	6/21/19	330,500	(1,768)
Swiss Franc[b]	MSCO	Buy	4,750,000	4,721,451	6/21/19	46,858	(14,291)
Swiss Franc[b]	MSCO	Sell	10,323,000	10,332,368	6/21/19	23,943	(23,306)
Australian Dollar	BOFA	Sell	8,087,977	5,683,640	6/24/19	68,759	—
Euro	DBAB	Sell	14,813,314	16,665,467	6/24/19	81,834	—
Euro	JPHQ	Buy	298,656	334,009	6/24/19	383	(44)
Euro	MSCO	Buy	145,622	163,749	6/24/19	—	(724)
Colombian Peso	JPHQ	Buy	1,296,400,000	384,353	6/25/19	—	(1,183)
Colombian Peso	JPHQ	Sell	7,146,596,964	2,237,684	6/25/19	125,400	—
Australian Dollar	MSCO	Buy	584,765	405,741	6/28/19	1,561	(1,292)
Australian Dollar	MSCO	Sell	369,090	257,766	6/28/19	2,335	(834)
British Pound	BNYM	Sell	252,000	334,973	6/28/19	15,903	—
British Pound	MSCO	Buy	419,233	546,734	6/28/19	—	(15,921)
British Pound	MSCO	Sell	465,680	606,194	6/28/19	16,573	—
British Pound	MSCS	Sell	100,000	126,705	6/28/19	90	—
Canadian Dollar	BNYM	Sell	478,000	355,861	6/28/19	1,945	—
Canadian Dollar	MSCO	Buy	5,687,118	4,239,979	6/28/19	—	(29,176)
Canadian Dollar	MSCO	Sell	5,335,072	3,995,491	6/28/19	45,345	—
Danish Krone	MSCO	Buy	5,067,425	764,117	6/28/19	313	(4,368)
Danish Krone	MSCO	Sell	40,759,685	6,161,800	6/28/19	49,129	(872)
Euro	BNYM	Sell	4,210,000	4,774,970	6/28/19	60,188	—
Euro	MSCO	Buy	1,430,930	1,610,827	6/28/19	—	(8,327)
Euro	MSCO	Sell	849,230	956,928	6/28/19	5,875	—
Japanese Yen	MSCO	Buy	121,771,380	1,119,627	6/28/19	6,738	—
Japanese Yen	MSCO	Sell	121,771,380	1,100,444	6/28/19	—	(25,921)
Singapore Dollar	UBSW	Sell	35,000	25,399	6/28/19	—	(89)
Swedish Krona	MSCO	Buy	1,153,725	120,821	6/28/19	1,068	—
Swiss Franc	BOFA	Sell	731,630	726,808	6/28/19	—	(5,952)
Swiss Franc	DBAB	Sell	11,493,513	11,331,015	6/28/19	—	(180,239)
Swiss Franc	MSCO	Buy	1,094,839	1,083,252	6/28/19	13,277	—
Swiss Franc	MSCO	Sell	1,229,692	1,220,425	6/28/19	—	(11,165)
Brazilian Real	JPHQ	Buy	10,984,129	2,718,911	7/02/19	72,102	—

franklintempleton.com	Annual Report	61

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Colombian Peso	MSCS	Sell	780,000,000	230,913	7/02/19	$469	$—
Philippine Peso	BOFA	Buy	2,150,000	41,101	7/03/19	12	—
Turkish Lira	BZWS	Buy	245,000	40,732	7/03/19	503	—
Indian Rupee	BOFA	Buy	7,510,000	107,072	7/08/19	236	—
Indian Rupee	JPHQ	Sell	62,881,562	888,509	7/08/19	617	(10,601)
Malaysian Ringgit	MSCS	Sell	105,000	25,021	7/08/19	—	(21)
Taiwan Dollar	JPHQ	Sell	61,540,395	1,996,456	7/08/19	45,452	—
Indonesian Rupiah	BOFA	Buy	828,170,000	57,226	7/10/19	500	—
Hungarian Forint	UBSW	Buy	104,925,000	369,752	7/15/19	—	(7,907)
Malaysian Ringgit	MSCS	Buy	2,305,000	560,282	7/15/19	—	(10,618)
Norwegian Krone	BOFA	Buy	4,795,000	564,625	7/15/19	—	(15,823)
Indian Rupee	JPHQ	Sell	2,137,500	30,000	7/18/19	—	(508)
South Korean Won	JPHQ	Sell	1,975,102,356	1,716,233	7/18/19	54,723	—
Brazilian Real	JPHQ	Sell	6,702,929	1,690,129	7/22/19	—	(10,302)
British Pound	BZWS	Buy	587,282	747,651	7/22/19	—	(3,167)
British Pound	BZWS	Sell	1,419,587	1,827,453	7/22/19	27,875	—
Chilean Peso	JPHQ	Sell	539,167,575	801,008	7/25/19	41,711	—
British Pound	DBAB	Sell	481,000	624,016	7/31/19	13,993	—
Euro	DBAB	Sell	183,000	205,556	7/31/19	39	—
South African Rand	MSCS	Sell	30,985,000	2,137,250	7/31/19	26,356	—
South Korean Won	JPHQ	Sell	3,315,885,591	2,927,007	8/05/19	135,741	—
Canadian Dollar	MSCO	Buy	795,521	588,774	8/06/19	796	—
Brazilian Real	JPHQ	Sell	6,546,279	1,640,137	8/07/19	—	(18,283)
Peruvian Nuevo Sol	JPHQ	Sell	422,382	127,231	8/09/19	2,810	—
Taiwan Dollar	JPHQ	Sell	82,638,439	2,700,071	8/13/19	74,181	—
Singapore Dollar	CITI	Sell	2,275,000	1,662,222	8/15/19	4,378	—
Polish Zloty	BZWS	Buy	1,405,000	364,678	8/23/19	2,764	—
Indian Rupee	JPHQ	Sell	27,826,000	389,785	8/26/19	—	(5,703)
Colombian Peso	JPHQ	Buy	8,551,587,030	2,503,758	9/18/19	11,871	—
Euro	JPHQ	Sell	2,669,982	3,001,871	9/18/19	—	(8,319)
Indian Rupee	JPHQ	Sell	50,915,148	719,445	9/18/19	—	(2,436)
Indonesian Rupiah	JPHQ	Buy	13,975,220,160	961,289	9/18/19	4,119	—
Indonesian Rupiah	JPHQ	Sell	39,411,528,082	2,710,932	9/18/19	—	(11,616)
Russian Ruble	JPHQ	Sell	138,373,351	2,084,062	9/18/19	1,395	—
South African Rand	JPHQ	Sell	46,009,190	3,104,566	9/18/19	—	(11,022)

Total Forward Exchange Contracts						$4,850,314	$(3,292,760)

Net unrealized appreciation (depreciation)						$1,557,554

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

bA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(j).

At May 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of Mexico	(1.00)%	Quarterly	6/20/23	1,763,000	$2,827	$(441)	$3,268
Government of Mexico	(1.00)%	Quarterly	12/20/23	1,931,000	15,323	23,146	(7,823)
Government of South Africa	(1.00)%	Quarterly	6/20/24	4,478,000	210,992	196,353	14,639
Government of South Africa	(1.00)%	Quarterly	6/20/22	1,047,000	15,078	53,152	(38,074)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency		Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Government of South Korea	(1.00)%	Quarterly		6/20/24	1,991,054		$(60,112)	$(67,537)	$7,425
Government of Turkey	(1.00)%	Quarterly		6/20/24	141,000		22,649	14,153	8,496
Government of Turkey	(1.00)%	Quarterly		9/20/20	1,976,000		82,825	157,717	(74,892)
Contracts to Sell Protection[c,d]
Single Name
Government of Russia	1.00%	Quarterly		6/20/24	4,150,000		(58,637)	(64,467)	5,830	BBB-
Government of South Africa	1.00%	Quarterly		12/20/22	874,000		(18,756)	(17,002)	(1,754)	BB+
Government of Turkey	1.00%	Quarterly		12/20/22	826,000		(97,271)	(37,352)	(59,919)	B+

Total Centrally Cleared Swap Contracts							$114,918	$257,722	$(142,804)

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name			Counterparty
Enel SpA	(1.00)%	Quarterly	BOFA	6/20/23	550,000	EUR	(8,103)	(255)	(7,848)
Enel SpA	(1.00)%	Quarterly	MSCS	12/20/23	330,000	EUR	(3,353)	1,997	(5,350)
Traded Index
CDX.EM.31	(1.00)%	Quarterly	BOFA	6/20/24	1,650,000		76,552	78,774	(2,222)
CDX.EM.31	(1.00)%	Quarterly	BZWS	6/20/24	828,580		38,980	40,660	(1,680)

Total OTC Swap Contracts							$104,076	$121,176	$(17,100)

Total Credit Default Swap Contracts							$218,994	$378,898	$(159,904)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

At May 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed rate 8.33% Pay Floating rate BRL-BRLCDI	Annually	1/02/23	20,823,071	BRL	$180,967
Receive Fixed rate 8.36% Pay Floating rate BRL-BRLCDI	Annually	1/02/23	15,895,971	BRL	141,131
Receive Floating rate MIBOR Pay Fixed rate 6.67%	Annually	6/20/23	68,165,992	INR	(36,325)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.41%	Semi-Annually	8/04/67	133,000	GBP	(8,010)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.47%	Semi-Annually	9/18/69	1,791,234	GBP	(199,023)

Total Interest Rate Swap Contracts					$78,740

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Commodity Contracts – Short[a]
Bloomberg Commodity Index[b]	0.15%	Monthly	MSCI	6/10/19	973,204		$11,846

Credit Contracts – Short[a]
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Monthly	JPHQ	6/20/19	1,347,000		5,696
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Monthly	JPHQ	6/20/19	53,000		345
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Quarterly	MSCS	6/20/19	1,448,000		(34,962)
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Monthly	MSCS	6/20/19	151,000		665
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Monthly	MSCS	6/20/19	604,000		2,712

							(25,544)

Equity Contracts – Long[c]
Aeroports de Paris	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/19	417,283	EUR	(63,458)
Altaba Inc.	1-Day FEDEF + 0.40%	Monthly	MSCS	12/20/19	3,265,538		(259,231)
Anglo American PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	1/20/20	696,860	GBP	(66,066)
Anima Holding SpA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/19/19	702,604	EUR	(116,863)
Antofagasta PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	1/20/20	40,859	GBP	(2,856)
Barclays PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/20	771,073	GBP	(51,167)
BHP Group PLC	1-Day FEDEF + 0.40%	Monthly	MSCS	12/23/20	1,539,875		(25,262)
BNP Paribas SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/19/19	1,629,588	EUR	(184,722)
BTG PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/20	678,065	GBP	7,951
Carnival PLC	1-Day FEDEF + 0.65%	Monthly	MSCS	3/17/21	831,419		(59,829)
Caterpillar Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/22/20	1,685,072		(229,021)
Celesio AG	1-Day EONIA + 0.65%	Monthly	MSCS	11/04/19	3,160,765	EUR	64,610
Cie Plastic Omnium SA	1-Month EURIBOR + 0.50%	Monthly	MSCS	1/10/20	657,150	EUR	(103,158)
CSX Corp.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/22/20	4,750,708		6,515
Danone SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/19/19	3,366,022	EUR	85,033
EDP Renovaveis SA	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/19	797,888	EUR	165,394
Eurofins Scientific SE	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/19	836,876	EUR	24,005
Fortescue Metals Group Ltd.	1-Month BBSW + 0.55%	Monthly	MSCS	1/29/21	5,720,496	AUD	(2,034)
HeidelbergCement AG	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/19	2,146,837	EUR	(71,361)
Hikma Pharmaceuticals PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/20	81,486	GBP	(10,091)
Iliad SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/19/19	2,405,894	EUR	(34,667)
Inmarsat PLC	1-Month LIBOR + 0.45%	Monthly	DBAB	10/21/19	1,667,748		(254)
Inmarsat PLC	1-Day FEDEF + 0.65%	Monthly	MSCS	3/17/21	1,925,456		(31,558)
Innogy SE	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/19	4,098,502	EUR	373,551
ITV PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/20	1,507,833	GBP	(194,327)
Knight-Swift Transportation Holdings Inc.	1-Month LIBOR + 0.55%	Monthly	MSCS	9/22/20	5,113,509		(768,428)
L3 Technologies Inc.	1-Day FEDEF + 0.40%	Monthly	MSCS	12/23/20	2,314,732		623,993
LafargeHolcim Ltd.	1-Month LIBOR + 0.40%	Monthly	MSCS	7/26/19	3,451,611	CHF	(105,424)
Nexi SpA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/19	386,458	EUR	13,556
NVR Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/22/20	2,823,414		739,933
OneMarket Ltd.	1-Month LIBOR + 0.55%	Monthly	MSCS	2/20/20	—		11,919
Pets at Home Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/20	648,889	GBP	167,160
Renault SA	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/19	490,982	EUR	(37,813)
Rio Tinto PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	1/20/20	410,647	GBP	1,488
Rio Tinto PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	9/22/20	2,266,704		292,238
RPC Group PLC	1-Month LIBOR + 0.45%	Monthly	DBAB	7/17/19	2,793,365	GBP	(6,411)
RPC Group PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/20	1,395,228	GBP	(5,848)
RSA Insurance Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/20	1,109,375	GBP	(4,831)
RWE AG	1-Day EONIA + 0.65%	Monthly	MSCS	10/30/19	2,688,879	EUR	303,478
Ryanair Holdings PLC	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/19	618,361	EUR	(46,065)
Smiths Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/20	900,703	GBP	(44,710)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Equity Contracts – Long[c] (continued)
Societe Generale SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/19/19	1,250,337	EUR	$(94,251)
Sports Direct International PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/20	1,346,871	GBP	(41,164)
Stroeer SE & Co KGaA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/19	3,215,315	EUR	(50,318)
Suntrust Banks Inc.	1-Day FEDEF + 0.40%	Monthly	MSCS	12/23/20	3,740,131		(106,082)
Vodafone Group PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/20	1,398,034	GBP	(271,363)
Worldpay Inc.	1-Day FEDEF + 0.40%	Monthly	MSCS	12/23/20	5,307,380		357,273

							149,464

Equity Contracts – Short[a]
Alibaba Group Holding Ltd	1-Day FEDEF - 0.35%	Monthly	MSCS	12/20/19	2,688,544		357,497
BB&T Corp.	1-Day FEDEF - 0.35%	Monthly	MSCS	2/04/21	3,758,162		114,666
BHP Group Ltd.	1-Day RBACR - 0.50%	Monthly	MSCS	1/29/21	154,962	AUD	(9,931)
BHP Group Ltd.	1-Day RBACR - 0.50%	Monthly	MSCS	2/04/21	1,689,670		1,920
Carnival Corp.	1-Day FEDEF - 0.35%	Monthly	MSCS	2/04/21	827,498		44,033
Colruyt SA	1-Day EONIA - 0.40%	Monthly	MSCS	12/19/19	2,007,563	EUR	(71,219)
Fiat Chrysler Automobiles N.V.	1-Day EONIA - 0.50%	Monthly	MSCS	10/30/19	528,954	EUR	13,729
Fidelity National Information Services Inc	1-Day FEDEF - 0.35%	Monthly	MSCS	2/04/21	4,906,517		(296,338)
Harris Corp.	1-Day FEDEF - 0.35%	Monthly	MSCS	2/04/21	2,360,569		(594,141)
Hermes International	1-Day EONIA - 0.40%	Monthly	MSCS	1/10/20	191,577	EUR	57
JD Sports Fashion PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/16/20	323,894	GBP	2,202
LVMH Moet Hennessy Louis Vuitton SE	1-Day EONIA - 0.40%	Monthly	MSCS	1/10/20	624,957	EUR	(9,189)
Marks & Spencer Group PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/16/20	434,736	GBP	78,954
Marks & Spencer Group PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/16/20	—	GBP	(15,807)
Morgan Stanley MSPSAGNH Index	1-Day FEDEF - 0.45%	Monthly	MSCS	9/22/20	2,356,842		109,170
Morgan Stanley MSPSDWD2 Index	1-Day FEDEF - 0.40%	Monthly	MSCS	9/22/20	1,421,432		(63,654)
Morgan Stanley MSPSMLP Index	1-Day FEDEF - 0.35%	Monthly	MSCS	9/22/20	472,247		(59,002)
Next PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/16/20	427,970	GBP	(12,962)
Partners Group Holding AG	1-Day SARON - 0.40%	Monthly	MSCS	3/29/21	52,526	CHF	1,205
S&P High Beta Total Return Index	1-Month LIBOR - 0.22%	Monthly	BOFA	4/30/20	182,956		17,423
S&P High Beta Total Return Index	1-Month LIBOR	Monthly	BZWS	4/30/20	2,948,988		274,995
Safran SA	1-Day EONIA - 0.40%	Monthly	MSCS	1/10/20	110,516	EUR	4,991
Technology Select Sector SPDR Index	1-Day FEDEF - 0.35%	Monthly	MSCS	9/22/20	1,257,545		19,622
Unilever NV	1-Day EONIA - 0.35%	Monthly	MSCS	12/19/19	379,769	EUR	(12,287)
Valeo SA	1-Day EONIA - 0.40%	Monthly	MSCS	1/10/20	381,051	EUR	20,153

							(83,913)

Interest Rate Contracts – Long[c]
Egyptian Treasury Bill	—	Monthly	DBAB	8/13/19	486,408		$52,019
Egyptian Treasury Bill	3-Month LIBOR + 0.50%	Monthly	GSCO	8/13/19	484,298		51,242
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	BOFA	4/15/20	1,784,968		(104,519)
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	DBAB	6/15/32	1,929,619		(111,187)

							(112,445)

Total Total Return Swap Contracts							$(60,592)

*In U.S. dollars unless otherwise indicated.

aThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

bA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(j).

cThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page 86.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	65

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

May 31, 2019

Franklin K2 Alternative Strategies Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$1,010,460,532
Cost – Non-controlled affiliates (Note 3f)	4,871,000
Cost – Unaffiliated repurchase agreements	22,718,635

Value – Unaffiliated issuers†	$1,104,994,220
Value – Non-controlled affiliates (Note 3f)	4,871,000
Value – Unaffiliated repurchase agreements	22,718,635
Cash	81,784,543
Restricted cash for OTC derivatives (Note 1e)	160,000
Foreign currency, at value (cost $4,801,621)	4,794,960
Receivables:
Investment securities sold	15,486,721
Capital shares sold	2,336,934
Dividends and interest	4,400,406
Deposits with brokers for:
Exchange traded options written	979,618
Securities sold short	213,817,025
OTC derivative contracts	9,864,515
Futures contracts	18,920,786
Centrally cleared swap contracts	4,752,442
Due from brokers	7,670,766
Variation margin on futures contracts	1,456,866
Variation margin on centrally cleared swap contracts	25,751
OTC swap contracts (upfront payments $121,985)	121,431
Unrealized appreciation on OTC forward exchange contracts	4,850,314
Unrealized appreciation on OTC swap contracts	4,423,239
Other assets	23,851

Total assets	1,508,454,023

Liabilities:
Payables:
Investment securities purchased	16,854,469
Capital shares redeemed	5,695,891
Management fees	1,897,859
Distribution fees	61,637
Transfer agent fees	147,958
Deposits from brokers for:
OTC derivative contracts	160,000
Due to brokers	3,909,204
OTC swap contracts (upfront receipts $288)	255
Options written, at value (premiums received $635,119)	378,169
Securities sold short, at value (proceeds $232,213,225)	225,752,061
Payable upon return of securities loaned	6,071,061
Unrealized depreciation on OTC forward exchange contracts	3,292,760
Unrealized depreciation on OTC swap contracts	4,500,931
Unrealized depreciation on unfunded loan commitments (Note 8)	289
Accrued expenses and other liabilities	444,303

Total liabilities	269,166,847

Net assets, at value	$1,239,287,176

Net assets consist of:
Paid-in capital	$1,172,311,742
Total distributable earnings (loss)	66,975,434

Net assets, at value	$1,239,287,176

†Includes securities loaned	$5,759,766

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2019

Franklin K2 Alternative Strategies Fund

Class A:
Net assets, at value	$104,452,283

Shares outstanding	9,262,488

Net asset value per share[a]	$11.28

Maximum offering price per share (net asset value per share ÷ 94.50%)	$11.94

Class C:
Net assets, at value	$44,897,136

Shares outstanding	4,062,334

Net asset value and maximum offering price per share[a]	$11.05

Class R:
Net assets, at value	$843,757

Shares outstanding	74,800

Net asset value and maximum offering price per share	$11.28

Class R6:
Net assets, at value	$42,841,514

Shares outstanding	3,776,547

Net asset value and maximum offering price per share	$11.34

Advisor Class:
Net assets, at value	$1,046,252,486

Shares outstanding	92,381,081

Net asset value and maximum offering price per share	$11.33

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	67

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2019

Franklin K2 Alternative Strategies Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$9,445,030
Interest: (net of foreign taxes)~
Unaffiliated issuers	24,984,102
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	74,024
Non-controlled affiliates (Note 3f)	117,650

Total investment income	34,620,806

Expenses:
Management fees (Note 3a)	22,528,344
Distribution fees: (Note 3c)
Class A	270,736
Class C	493,567
Class R	4,684
Transfer agent fees: (Note 3e)
Class A	108,459
Class C	49,392
Class R	939
Class R6	9,997
Advisor Class	992,195
Custodian fees (Note 4) .	245,681
Reports to shareholders	126,097
Registration and filing fees	139,601
Professional fees	474,003
Trustees’ fees and expenses	395,835
Dividends and interest on securities sold short	4,243,266
Other	116,267

Total expenses	30,199,063
Expense reductions (Note 4)	(258,750)
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,842,967)

Net expenses	28,097,346

Net investment income	6,523,460

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	13,197,981
Written options	872,242
Foreign currency transactions	(151,799)
Forward exchange contracts	7,194,420
Futures contracts	(3,406,370)
Securities sold short	(13,802,807)
Swap contracts	4,901,744

Net realized gain (loss)	8,805,411

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(8,466,026)
Translation of other assets and liabilities denominated in foreign currencies	74,636
Forward exchange contracts	(61,035)
Written options	123,456
Futures contracts	4,986,205
Securities sold short	11,318,766
Swap contracts	(7,335,250)

Net change in unrealized appreciation (depreciation)	640,752

Net realized and unrealized gain (loss)	9,446,163

Net increase (decrease) in net assets resulting from operations	$15,969,623

* Foreign taxes withheld on dividends	$146,234
~ Foreign taxes withheld on interest	$1,790

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$6,523,460	$2,548,305
Net realized gain (loss)	8,805,411	17,117,174
Net change in unrealized appreciation (depreciation)	640,752	20,905,020

Net increase (decrease) in net assets resulting from operations	15,969,623	40,570,499

Distributions to shareholders: (Note 1m)
Class A	(2,359,116)	(1,546,194)
Class C	(1,085,438)	(285,639)
Class R	(16,101)	(5,635)
Class R6	(817,934)	(2,505,528)
Advisor Class	(21,685,004)	(11,772,288)

Total distributions to shareholders	(25,963,593)	(16,115,284)

Capital share transactions: (Note 2)
Class A	(13,877,422)	(2,755,965)
Class C	(7,442,314)	(3,461,065)
Class R	189,631	38,619
Class R6	11,235,421	(238,755,438)
Advisor Class	158,034,578	206,066,759

Total capital share transactions	148,139,894	(38,867,090)

Net increase (decrease) in net assets	138,145,924	(14,411,875)
Net assets:
Beginning of year	1,101,141,252	1,115,553,127

End of year (Note 1m)	$1,239,287,176	$1,101,141,252

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	69

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin K2 Alternative Strategies Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Alternative Strategies Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on May 31, 2019.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate, equity price risk and certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated

Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price, commodity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At May 31, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

f. Loan Participation Notes (continued)

or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

h. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

i. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligations to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

j. Investments in K2 Holdings Investment Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2019, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the K2 Subsidiary to offset income from prior or future years. At May 31, 2019, the net assets of the K2 Subsidiary were $19,024,756, representing 1.5% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

k. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

l. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2019, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

m. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

n. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

n. Accounting Estimates (continued)

amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

o. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The

Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

* Effective during the current reporting period, it is no longer required to present certain line items in the Consolidated Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Consolidated Statements of Changes in Net Assets.

For the year ended May 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(1,546,194)
Class C	(285,639)
Class R	(5,635)
Class R6	(2,505,528)
Advisor Class	(11,772,288)

For the year ended May 31, 2018, distributions in excess of net investment income included in net assets was $(14,677,700).

2. Shares of Beneficial Interest

At May 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold [a]	2,351,885	$26,666,136	3,176,630	$35,979,221
Shares issued in reinvestment of distributions	207,339	2,233,039	129,508	1,467,319
Shares redeemed	(3,768,289)	(42,776,597)	(3,551,224)	(40,202,505)

Net increase (decrease)	(1,209,065)	$(13,877,422)	(245,086)	$(2,755,965)

Class C Shares:
Shares sold	660,253	$7,380,998	1,190,986	$13,334,868
Shares issued in reinvestment of distributions	93,730	992,601	23,870	268,067
Shares redeemed[a]	(1,421,875)	(15,815,913)	(1,527,860)	(17,064,000)

Net increase (decrease)	(667,892)	$(7,442,314)	(313,004)	$(3,461,065)

Class R Shares:
Shares sold	128,380	$1,438,887	13,905	$158,094
Shares issued in reinvestment of distributions	1,492	16,101	496	5,635
Shares redeemed	(111,838)	(1,265,357)	(11,085)	(125,110)

Net increase (decrease)	18,034	$189,631	3,316	$38,619

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	1,328,232	$15,139,519	532,029	$6,021,672
Shares issued in reinvestment of distributions	74,668	807,913	220,254	2,497,684
Shares redeemed	(412,633)	(4,712,011)	(21,717,786)	(247,274,794)

Net increase (decrease)	990,267	$11,235,421	(20,965,503)	$(238,755,438)

Advisor Class Shares:
Shares sold	38,287,620	$435,094,092	32,825,857	$372,819,294
Shares issued in reinvestment of distributions	1,729,893	18,700,140	757,060	8,585,060
Shares redeemed	(26,229,040)	(295,759,654)	(15,458,901)	(175,337,595)

Net increase (decrease)	13,788,473	$158,034,578	18,124,016	$206,066,759

a May include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund and K2 Subsidiary. Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount not to exceed the management fees paid by the K2 Subsidiary.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and are not an additional expense of the Fund or K2 Subsidiary.

Subadvisors
Bardin Hill Arbitrage IC Management LP
Chatham Asset Management, LLC
Chilton Investment Company, LLC
Emso Asset Management Limited
Graham Capital Management, L.P.
Grantham, Mayo, Van Otterloo & Co. LLC
H2O AM LLP
Impala Asset Management, LLC
Jennison Associates, LLC
Lazard Asset Management, LLC

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Subadvisors
Loomis Sayles & Company, L.P.
P. Schoenfeld Asset Management L.P.
Portland Hill Asset Management Limited
Wellington Management Company, LLP

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$24,527
CDSC retained	$6,737

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

For the year ended May 31, 2019, the Fund paid transfer agent fees of $1,160,982, of which $384,397 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from Securities Loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.08%	10,700,000	70,667,000	(76,496,000)	4,871,000	$4,871,000	$117,650	$—	$—

g. Waiver and Expense Reimbursements

K2 Advisors and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.87% based on the average net assets of each class until September 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to October 1, 2018, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 1.85% based on the average net assets of the class.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended May 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$—	$16,115,284
Long term capital gains	25,963,593	—

Total distributions paid	$25,963,593	$16,115,284

At May 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$846,388,371

Unrealized appreciation	$117,616,405
Unrealized depreciation	(50,926,061)

Net unrealized appreciation (depreciation)	$66,690,344

Distributable earnings
Undistributed ordinary income	$428,863

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales and investments in the K2 Subsidiary.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from the capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2019, aggregated $2,581,209,693 and $2,636,218,614, respectively.

At May 31, 2019, in connection with securities lending transactions, the Fund loaned equity investments and corporate bonds and notes and received $6,071,061 of cash collateral. The gross amounts of recognized liability for such transactions is included in payable upon return of securities loaned in the Consolidated Statement of Assets and Liabilities. The agreements can be terminated at any time.

The Fund sold certain long positions held in the portfolio and simultaneously entered into total return swaps on the positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At May 31, 2019, the transfers of financial assets accounted for as sales were as follows:

	At Original Transactions Dates		At Year Ended May 31, 2019

	Cost Basis of Positions Sold	Gross Cash Received for Positions Sold	Fair Value of Transferred Assets[a]	Gross Derivative Assets Recorded[b]	Gross Derivative Liabilities Recorded[b]
Sales and total return swaps	$1,855,453	$2,014,929	$2,763	$2,017,692	$(2,014,929)

a $2,763 of gross assets are included as unrealized appreciation on OTC swap contracts in the Consolidated Statement of Assets and Liabilities.

b Balances are presented on a gross basis, based on each leg of the swap contract, before the application of counterparty and cash collateral offsetting.

See Notes 1(d) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $16,619,142, representing 1.3% of the Fund’s net assets. For information as to specific securities, see the accompanying Consolidated Statement of Investments.

8. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations. Funded portions of credit agreements are presented in the Consolidated Statement of Investments.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2019, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Berry Global Inc., Term Loan, 5/15/26	$210,000

9. Other Derivative Information

At May 31, 2019, the investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$3,488,172	[a]	Variation margin on futures contracts	$1,000,570	[a]

	Variation margin on centrally cleared swap contracts	322,098	[a]	Variation margin on centrally cleared swap contracts	243,358	[a]

	Unrealized appreciation on OTC swap contracts	103,261		Unrealized depreciation on OTC swap contracts	215,706

Foreign exchange contracts	Investments in securities, at value	54,224	[b]	Options written, at value	63,526

	Unrealized appreciation on OTC forward exchange contracts	4,850,314		Unrealized depreciation on OTC forward exchange contracts	3,292,760

Credit contracts	Variation margin on centrally cleared swap contracts	39,658	[a]	Variation margin on centrally cleared swap contracts	182,462	[a]

	OTC swap contracts (upfront payments)	121,431		OTC swap contracts (upfront receipts)	255

	Unrealized appreciation on OTC swap contracts	9,418		Unrealized depreciation on OTC swap contracts	52,062

Equity contracts	Investments in securities, at value	2,124,479	[b]	Options written, at value	314,643

	Variation margin on futures contracts	4,692,228	[a]	Variation margin on futures contracts	1,758,005	[a]

	Unrealized appreciation on OTC swap contracts	4,298,714		Unrealized depreciation on OTC swap contracts	4,233,163

Commodity contracts	Variation margin on futures contracts	389,069	[a]	Variation margin on futures contracts	1,402,745	[a]

	Unrealized appreciation on OTC swap contracts	11,846

Totals		$20,504,912			$12,759,255

a This amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

b Purchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

9. Other Derivative Information (continued)

For the year ended May 31, 2019, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Investments	$(158,469)[a]	Investments	$76,237 [a]

	Written options	46,707	Written options	(18,653)

	Futures contracts	(488,022)	Futures contracts	1,672,977

	Swap contracts	(882,999)	Swap contracts	(307,691)

Foreign exchange contracts	Investments	(103,066)[a]	Investments	(72,791)[a]

	Written options	122,657	Written options	60,360

	Foreign exchange contracts	7,194,420	Forward exchange contracts	(61,035)

	Futures contracts	350,931

Credit contracts	Swap contracts	1,090,095	Swap contracts	(123,316)

Equity contracts	Investments	(7,348,496)[a]	Investments	508,781 [a]

	Written options	702,878	Written options	81,749

	Futures contracts	488,418	Futures contracts	3,358,297

	Swap contracts	4,703,297	Swap contracts	(6,916,089)

Commodity contracts	Futures contracts	(3,757,697)	Futures contracts	(45,069)

	Swap contracts	(8,649)	Swap contracts	11,846

Totals		$1,952,005		$(1,774,397)

a Purchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended May 31, 2019, the average month end notional amount of futures contracts, options and swap contracts represented $662,293,192, 46,518,328 shares/units and $280,213,915, respectively. The average month end contract value of forward exchange contracts was $345,957,172.

At May 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$4,850,314	$3,292,760
Options Purchased	54,224	—
Options Written	—	63,526
Swap Contracts	4,544,670	4,501,186

Total	$9,449,208	$7,857,472

a Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Received[a]	Cash Collateral Received[a]	Net Amount (Not Less than Zero)
Counterparty
BNYM	$434,171	$(35,430)	$(398,741)	$—	$—
BOFA	169,320	(143,471)	—	(25,849)	—
BZWS	352,300	(9,437)	—	—	342,863
CITI	4,852	—	—	—	4,852
DBAB	366,422	(360,578)	—	—	5,844
GSCO	73,252	—	—	—	73,252
JPHQ	60,648	(60,648)	—	—	—
JPHQ[c]	1,251,504	—	—	—	1,251,504
MSCI	11,846	—	—	—	11,846
MSCO	143,010	(98,665)	—	—	44,345
MSCO[d]	2,537,432	(1,768,765)	—	—	768,667
MSCS	32,646	(16,265)	—	—	16,381
MSCS[c]	4,009,673	—	—	—	4,009,673
UBSW	2,132	(2,132)	—	—	—

Total	$9,449,208	$(2,495,391)	$(398,741)	$(25,849)	$6,529,227

At May 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Pledged[a,b]	Cash Collateral Pledged[a]	Net Amount (Not Less than Zero)
Counterparty
BNYM	$35,430	$(35,430)	$—	$—	$—
BOFA	143,471	(143,471)	—	—	—
BZWS	9,437	(9,437)	—	—	—
CITI	—	—	—	—	—
DBAB	360,578	(360,578)	—	—	—
GSCO	—	—	—	—	—
JPHQ	63,570	(60,648)	—	—	2,922
JPHQ[c]	1,088,586	—	—	—	1,088,586
MSCI	—	—	—	—	—
MSCO	98,665	(98,665)	—	—	—
MSCO[d]	1,768,765	(1,768,765)	—	—	—
MSCS	16,265	(16,265)	—	—	—
MSCS[c]	4,261,460	—	—	—	4,261,460
UBSW	11,245	(2,132)	—	—	9,113

Total	$7,857,472	$(2,495,391)	$—	$—	$5,362,081

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

9. Other Derivative Information (continued)

a In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

b See the accompanying Consolidated Statement of Investments for securities pledged as collateral for derivatives.

c Represents derivatives not subject to an ISDA master agreement.

d Represents derivatives owned by the K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(j).

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 86.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2019, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

A summary of inputs used as of May 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$488,785,800	$809	$—	[c]	$488,786,609
Convertible Bonds	—	105,949,972	—		105,949,972
Corporate Bonds and Notes	—	122,002,257	210,535		122,212,792
Corporate Bonds and Notes in Reorganization	—	10,392,536	—		10,392,536
Senior Floating Rate Interests	—	5,191,630	—		5,191,630
Foreign Government and Agency Securities	—	26,300,663	—		26,300,663
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	26,622,814	—		26,622,814
Municipal Bonds in Reorganization	—	6,226,606	—		6,226,606
Options Purchased	2,108,057	70,646	—		2,178,703
Short Term Investments	309,078,050	29,643,480	—		338,721,530

Total Investments in Securities	$799,971,907	$332,401,413	$210,535		$1,132,583,855

Other Financial Instruments:
Futures Contracts	$8,569,469	$—	$—		$8,569,469
Forward Exchange Contracts	—	4,850,314	—		4,850,314
Swap Contracts	—	4,784,995	—		4,784,995

Total Other Financial Instruments	$8,569,469	$9,635,309	$—		$18,204,778

Liabilities:
Other Financial Instruments:
Options Written	$314,643	$63,526	$—		$378,169
Securities Sold Short[a]	220,078,551	5,400,190	273,320		225,752,061
Futures Contracts	4,161,320	—	—		4,161,320
Forward Exchange Contracts	—	3,292,760	—		3,292,760
Swap Contracts	—	4,926,751	—		4,926,751
Unfunded Loan Commitments	—	289	—		289

Total Other Financial Instruments	$224,554,514	$13,683,516	$273,320		$238,511,350

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common, preferred and convertible preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value At May 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BNYM	The Bank of New York Mellon Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BOFA	Bank of America, N.A.	AUD	Australian Dollar	ARLLMONP	Argentina Blended Policy Rate
BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	CAD	Canadian Dollar	BADLAR	Argentina Deposit Rates Badlar Private Banks ARS
DBAB	Deutsche Bank, AG	CHF	Swiss Franc	BBSW	Bank Bill Swap Rate
GSCO	Goldman Sachs International	COP	Colombian Peso	BRLCDI	Brazil Cetip DI Interbank Deposit Rate
HSBC	HSBC Bank USA, N.A.	EGP	Egyptian Pound	CAC	Cotation Assistee en Continu
JPHQ	JP Morgan Chase Bank, N.A.	EUR	Euro	CBOT	Chicago Board of Trade
MSCO	Morgan Stanley & Co., LLC	GBP	British Pound	CLO	Collateralized Loan Obligation
MSCS	Morgan Stanley Capital Services LLC	HKD	Hong Kong Dollar	CME	Chicago Mercantile Exchange
UBSW	UBS AG	HUF	Hungarian Forint	DAX	Deutscher Aktienindex
		ILS	New Israeli Shekel	DJIA	Dow Jones Industrial Average
		IDR	Indonesian Rupiah	EONIA	Euro OverNight Index Average
		INR	Indian Rupee	ETF	Exchange Traded Fund
		JPY	Japanese Yen	EURIBOR	Euro Interbank Offered Rate
		NGN	Nigerian Naira	FEDEF	Federal Funds Effective Rate
		RUB	Russian Ruble	FHLMC	Federal Home Loan Mortgage Corp.
Index		TRY	Turkish Lira	FRN	Floating Rate Note
		TWD	Taiwan Dollar	FTSE	Financial Times Stock Exchange
CDX.EM	CDX Emerging Markets Index	USD	United States Dollar	GO	General Obligation
		ZAR	South African Rand	IDR	International Depositary Receipt
				LIBOR	London InterBank Offered Rate
				MIB	Milano Italia Borsa
				MIBOR	Mumbai Interbank Offered Rate
				MSCI	Morgan Stanley Capital International
				OMO	Open Market Operations
				PIK	Payment In-Kind
				RBACR	Reserve Bank of Australia Cash Rate
				REIT	Real Estate Investment Trust
				SARON	Swiss Average Rate Overnight
				SONIA	Sterling Overnight Index Average
				SPDR	Standard & Poor’s Depositary Receipt
				SPI	Swiss Performance Index
				TOPIX	Tokyo Price Index

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin K2 Alternative Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin K2 Alternative Strategies Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated statement of investments, as of May 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin K2 Alternative Strategies Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 25, 2019

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $29,768,556 as long term capital gain dividend for the fiscal year ended May 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $4,447,181 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended May 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman of the Board	Trustee since 2011 and Vice Chairman of the Board since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Since 2011	38	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	152	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	46	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, FASA, LLC; Executive Vice President, Franklin Advisers, Inc., Franklin Templeton Institutional, LLC, Templeton Global Advisors Limited and Templeton Investment Counsel, LLC; Executive Vice President, Head of Alternatives, K2 Advisors, LLC and K2/D&S Management Co., LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 16 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Board Approval of Investment Management Agreement and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Alternative Strategies Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Bardin Hill Investment Partners L.P.

Chatham Asset Management, LLC

Chilton Investment Company, LLC

EMSO Asset Management Limited

Graham Capital Management, L.P.

Grantham Mayo Van Otterloo & Co LLC

H2O AM LLP

Impala Asset Management LLC

Jennison Associates, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L.P.

P. Schoenfeld Asset Management LP

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub- accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and

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restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi- strategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because some of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”). K2 Advisors believes that the Fund’s expenses are in line with the second peer group. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the

Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

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NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub- Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub- Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process

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employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub- Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in October 2013, the trustees reviewed the investment performance of the Fund for the one-, three-, and five-year periods ended December 31, 2018.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares)

in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative multi-strategy funds. The Fund had total returns in the best performing quintile for the one- and five-year periods ended December 31, 2018 and total returns in the second-best performing quintile for the three-year period ended December 31, 2018. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the profits realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years (or, if earlier, inception) and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature,

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extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of both its Base Expense Group and Alternate Expense Group. The Fund’s total expenses were in the second-most expensive quintile of its Alternate Expense Group and the most expensive quintile of its Base Expense Group.

Noting the factors and limitations with respect to the Broadridge Section 15(c) Report (including the inclusion of single-manager funds in both peer groups) and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by K2 Advisors and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided. In addition, the Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for

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example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than six complete years of operating results.

Board Approval of Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Alternative Strategies Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved sub-advisory agreements (each, a “New Sub-Advisory Agreement”) with the following sub-advisors (each a “Sub-Advisor”): Apollo Credit Management, LLC, Aspect Capital Limited, Ellington Global Asset Management, L.L.C., Medalist Partners, LP, EMSO Asset Management Limited, P/E Global, LLC, and RV Capital Management Private Ltd. (“RV Capital”). It was noted that each Sub-Advisor currently serves as a sub-advisor for either the Franklin K2 Long Short Credit Fund or Franklin K2 Global Macro Opportunities Fund.

In approving each New Sub-Advisory Agreement, the Board, including the independent trustees, determined that fees to be paid under each New Sub-Advisory Agreement were fair and reasonable and that approval of each New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. As part of the approval process, the trustees considered the process undertaken and information provided during their consideration and approval on May 22, 2019 of the sub-advisory agreements between K2/D&S Management Co., L.L.C., the Fund’s investment manager (“K2 Advisors”), and the Sub-Advisers (other than RV Capital) with respect to the investment management services they provide to Franklin K2 Long Short Credit Fund or Franklin K2 Global Macro Opportunities Fund, as applicable. With respect to RV Capital, because the Sub-Advisory Agreement with RV Capital for

Franklin K2 Global Macro Opportunities Fund is still within its initial two-year term, such agreement was not renewed at the May 22, 2019 meeting. The Board, however, considered the materials and information that had been included in the materials provided for the July 2018 Board meeting, at which time RV Capital had been approved as a Sub-Advisor of Franklin K2 Global Macro Opportunities Fund and a memorandum from management that provided certain information related to RV Capital, including a statement that there had been no material changes to any of the information included in the July 2018 Board meeting materials related to RV Capital other than those items previously reported to the Board.

In making the foregoing approvals, the independent trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various matters related to each New Sub-Advisory Agreement including: (1) the proposed form of New Sub-Advisory Agreement; (2) information describing the nature, quality and extent of services that each Sub-Advisor would provide to the Fund, and the proposed sub-advisory fees payable to each Sub-Advisor; (3) a report (written or oral) from K2 Advisors on the diligence conducted on each Sub-Advisor and the reasons for recommending each Sub-Advisor for the Fund, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report (written or oral) from the Fund’s Chief Compliance Officer regarding each Sub-Advisor’s compliance program and capabilities, including each Sub-Advisor’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Fund’s Chief Compliance Officer with respect thereto. The Board noted that the terms of each New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors and to the terms of the sub-advisory agreements each Sub-Advisor has with respect to the Franklin K2 Long Short Credit Fund or Franklin K2 Global Macro Opportunities Fund, as applicable.

The Board’s consideration of whether to approve each New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by each Sub-Advisor to the Fund under the respective New Sub-Advisory Agreement; (2) each Sub-Advisor’s experience as a sub-advisor of Franklin K2 Long Short Credit Fund or Franklin K2 Global Macro Opportunities Fund, as applicable, and a manager of other accounts; (3) each Sub-Advisor’s strength and reputation within the industry; (4) the

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fairness of the compensation under each New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of each Sub-Advisor; (6) profitability matters; (7) reports (written or oral) from K2 Advisors on the diligence conducted on each Sub-Advisor and the reasons for recommending each Sub-Advisor as a sub-advisor for the Fund, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (8) a report (written or oral) from the Trust’s Chief Compliance Officer regarding each compliance program and capabilities, including each Sub-Advisor’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as each Sub-Advisor’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve each New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and each Sub-Advisor’s proposed investment strategy, and each Sub-Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, each Sub-Advisor’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor would have with respect to the Fund’s assets to be allocated to each Sub-Advisor by K2-Advisors (the “Sub-Advised Portion”), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in serving as a sub-advisor for the Franklin K2 Long Short Credit Fund or Franklin K2 Global Macro Opportunities Fund, as applicable, and in managing other investment products with investment strategies similar to the investment strategies of the Sub-Advised Portion of the Fund.

The trustees reviewed the portfolio management team at each Sub-Advisor that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The trustees considered various other products, portfolios and entities that are advised by each Sub-Advisor, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report (written or oral) from the Trust’s Chief Compliance Officer regarding each Sub-Advisor’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to each Sub-Advisor’s compliance capabilities.

Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by each Sub-Advisor to the Fund and its shareholders and were confident in the abilities of each Sub-Advisor to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as each Sub-Advisor had not provided any services to the Fund, there was no investment performance of each Sub-Advisor with respect to the Fund. The Board considered the investment performance of each Sub-Advisor in serving as a sub-advisor for the Franklin K2 Long Short Credit Fund or Franklin K2 Global Macro Opportunities Fund, as applicable, and in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of each Sub-Advisor in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by each Sub-Advisor. The Board also noted that it could not evaluate each Sub-Advisor’s profitability with respect to the Fund since no assets had yet been allocated to each Sub-Advisor.

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The Board noted that the sub-advisory fees would be paid by K2 Advisors to each Sub-Advisor and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and each Sub-Advisor. The trustees considered various other products, portfolios and entities that are advised by each Sub-Advisor (including Franklin K2 Long Short Credit Fund or Franklin K2 Global Macro Opportunities Fund, as applicable), and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which each Sub-Advisor may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring each Sub-Advisor as a sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, (2) the sub-advisory fees to be paid to each Sub-Advisor are the same as the fees charged by all of the Fund’s existing sub-advisors (with the exception of one other sub-advisor), and (3) K2 Advisors’ belief that the hiring of each Sub-Advisor as a sub-advisor will not have any demonstrable impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for each Sub-Advisor was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by each Sub-Advisor as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

CONCLUSION. After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the trustees—including a majority of the independent trustees—with the assistance of independent counsel approved each New Sub-Advisory Agreement, including the fees payable thereunder, with each Sub-Advisor for the Fund.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin K2 Alternative Strategies Fund

Investment Manager	Distributor	Shareholder Services
K2/D&S Management Co., L.L.C.	Franklin Templeton Distributors, Inc. (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2019 Franklin Templeton Investments. All rights reserved.		068 A 07/19

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN PELAGOS COMMODITIES STRATEGY FUND A Series of Franklin Alternative Strategies Funds May 31, 2019

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2019, U.S. markets benefited from upbeat economic data, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) recent indications of a patient approach to its monetary policy, and periods of optimism about a potential U.S.-China trade deal.

However, markets also reflected investor concerns about the Fed’s interest-rate hikes in 2018 and the impact of ongoing trade tensions on global economic growth and corporate earnings. In this environment, U.S. stocks, as measured by the Standard & Poor’s 500® Index, posted a positive total return for the 12-month period. The 10-year U.S. Treasury yield, which moves inversely to its price, rose to multi-year highs in October and November 2018 amid investor concerns about inflation and Fed actions in 2018. However, the 10-year Treasury yield subsequently declined largely due to ongoing concerns about political tensions and economic growth in the U.S. and other countries, as well as escalating U.S.-China trade tensions and President Trump’s threat to impose tariffs on Mexico. Overall, the 10-year Treasury yield declined from 2.83% at the beginning of the period to 2.14% at period-end. Commodities, as measured by the Bloomberg Commodity Index, posted a -12.37% total return during the 12-month period, largely due to a stronger U.S. dollar, ongoing trade tensions and global growth concerns.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, the Fund is anticipated to be liquidated on or about August 23, 2019, but may be delayed if unforeseen circumstances arise.

We thank you for your trust and participation in Franklin Pelagos Commodities Strategy Fund. It has been our privilege to serve you.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

CFA® is a trademark owned by CFA Institute.

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ANNUAL REPORT

Franklin Pelagos Commodities Strategy Fund

This annual report for Franklin Pelagos Commodities Strategy Fund covers the fiscal year ended May 31, 2019. As previously communicated, the Fund is anticipated to be liquidated on or about August 23, 2019 (Liquidation Date), but may be delayed if unforeseen circumstances arise. Effective at the close of market on June 3, 2019, the Fund closed to all new investors, with limited exceptions. The Fund will not accept any additional purchases after the close of market on or about August 20, 2019. The Fund reserves the right to change this policy at any time. Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by providing exposure to the commodities markets. It invests mainly in commodity-linked derivative instruments and securities of the U.S. government, its agencies and instrumentalities and other fixed income securities.

Performance Overview

The Fund’s Class A shares posted a -16.33% cumulative total return for the 12 months under review. In comparison, the benchmark Bloomberg Commodity Index, which measures performance of exchange-traded futures contracts on physical commodities, posted a -12.37% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew during the 12 months ended May 31, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first

Portfolio Composition*

5/31/19

% of Consolidated Net Assets
U.S. Treasury Bill	93.3%
FHLMC	6.2%
FFCB	2.7%
Institutional Fiduciary Trust Money Market Portfolio	0.7%
Other Assets, less Liabilities**	-2.9%

See abbreviations on page 35.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Includes unrealized appreciation/depreciation on open commodity futures contracts, as well as other assets and liabilities. See supplementary commodity exposure tables on page 6 for additional information related to the Fund’s economic exposure to commodities.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.8% in May 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.8% in May 2018 to 1.8% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 17.

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At its April/May meeting, the Fed reiterated its patient approach to future rate adjustments.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings. However, markets reflected concerns about tighter regulation of technology companies, the Fed’s 2018 interest-rate path, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated in 2019’s first four months by easing trade tensions and optimism about a potential U.S.-China trade deal. Furthermore, markets benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500®), sold off sharply in 2018’s fourth quarter, but rallied in 2019’s first four months, reaching a new all-time high in April 2019. However, stocks declined in May due to escalating U.S.-China trade tensions and President Trump’s threat to impose tariffs on Mexico because of immigration disputes. Overall, the S&P 500 posted a +3.78% total return for the 12-month period.2

Despite a rally in 2019’s first quarter, commodity prices, as measured by the Bloomberg Commodity Index, posted a -12.37% total return during the period, largely due to a stronger U.S. dollar and investor concerns about a global economic slowdown amid continued trade tensions.2 Oil prices declined amid signs of weaker demand growth, rising U.S. supply and exports by the Organization of the Petroleum Exporting Countries (OPEC). However, oil prices were supported at certain times during the period by U.S. sanctions against Iran, declining U.S. stockpiles, geopolitical unrest in major oil-producing countries, and supply cuts by OPEC and some non-OPEC producers. Meanwhile, gold prices increased slightly as the effects of rising U.S. Treasury yields in the period’s first half and a strengthening U.S. dollar were largely offset by heightened volatility in global equities and a partial U.S. government shutdown. Industrial metals prices, with the notable exception of iron, generally declined, hurt by slower global growth and weaker economic indicators from China, the largest consumer of base metals. Among agricultural commodities, corn prices rose, while soybeans, wheat and sugar prices declined.

Investment Strategy

We utilize an actively managed fundamental and quantitative investment process to provide exposure to a variety of commodity sectors and indexes by investing in commodity-linked derivative instruments including commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, which may provide exposure to foreign and emerging markets. By investing in these derivative instruments, we seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items.

What is a swap agreement?

A swap agreement, such as a commodity-linked total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in return, that would have been earned or realized if a notional amount were invested in specific instruments.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

During its fiscal year, the Fund obtained its commodities exposure through swaps on commodities indexes and through commodities futures. The asset coverage for this exposure was met by the Fund’s investments in U.S. Treasury bills and other fixed income securities. The Fund’s investments are summarized in the Portfolio Composition table on page 3, and the Fund’s commodities exposure is summarized in the Fund Exposure to Commodities section on page 6.

During the period, every Bloomberg commodity sector sub-index except livestock, the smallest sector, experienced negative returns. Energy, industrial metals and agriculture had large negative returns. Precious metals recorded smaller declines, while livestock returns were slightly positive for the year. Overall, the only contributor to Fund returns came from livestock, whereas the energy and agriculture sectors were

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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the largest detractors. Industrial and precious metals also detracted from Fund returns. The Fund underperformed its benchmark, the Bloomberg Commodity Index, during the period. The Fund’s positions in industrial metals outperformed the benchmark, while those in energy, agriculture, precious metals and livestock detracted from relative performance. Within the energy sector, positions in gasoline aided relative returns, while natural gas, crude oil, ULSD (ultra-low-sulfur diesel), and gas oil hindered results. Nickel, zinc and copper positions benefited relative returns while aluminum detracted within the industrial metals sector. Silver and gold both hindered relative returns, but platinum aided return results. In agriculture, sugar, Kansas wheat, Chicago wheat and soybean oil provided positive relative returns, while cotton, soybean meal, coffee, corn and soybeans hindered returns.

Within the energy sector, the petroleum subsector posted weak returns for the period as the one-month futures price for West Texas intermediate crude oil declined. The petroleum weakness was partially driven by waivers granted to buyers of Iranian oil, economic deceleration, increased U.S. production, and investors generally avoiding assets perceived as subject to economic and political risks, particularly in the fourth quarter of 2018. These factors eventually led to a build-up of both crude oil and motor gas in the U.S. above five-year averages by period-end. This occurred despite continued turmoil in Venezuela, an OPEC member that experienced a large drop in production, and U.S. crude oil production increased even though the rig count dropped during the period. In the U.S. natural gas market, storage levels remained consistently below five-year averages. A brief cold spell early in the winter was the impetus for a spike in natural gas prices, but prices fell overall for the period.

Industrial metals posted weak returns over the period due to supply and demand issues. All posted double-digit losses as trade and tariff issues raised concerns about economic growth in China and economic data showed signs of weakness. Nickel prices were the weakest of the industrial metals. Stainless steel, still the largest use of nickel, experienced weaker demand during the period as some overstocking occurred. Although demand for nickel in batteries increased due to the growth of the electric vehicle market, the demand was relatively small compared with stainless steel and required higher purity nickel than stainless. Aluminum prices experienced large losses during the period due to trade and tariff issues and as a result of Russian aluminum producer Rusal resuming shipments following sanctions against the company. Precious metals prices were mixed during the period. Gold spot prices were slightly positive, while silver spot prices dropped. Exchange-traded vehicle holdings of both precious metals declined.

Agriculture returns were mostly negative during the period. Growing conditions for major crops in the U.S. were favorable during the 2018 season, but trade and tariff issues put additional downward pressure on prices. Soybeans, especially, experienced weak prices. In addition to the trade issues, the African Swine Fever outbreak in China forced a dramatic culling of herds, leading to less demand for soybean meal. The same factors that depressed soybeans, contributed to gains for the active lean hogs contract. Although prices were down for the entire reporting period, corn, wheat and soybeans exhibited significant price gains toward period-end as wet weather in the Midwest and Plains flooded fields, slowed the planting season, and stalled barge traffic that was needed to transport crops and farm supplies.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Fund Exposure to Commodities

The following table summarizes the Fund’s economic exposure to commodities derived through its investment in commodity-linked total return swap contracts. At May 31, 2019, the Fund’s exposure based on notional value represented 81.5% of consolidated net assets.

Commodity-Linked Total Return Swap Exposure*

% of Consolidated Net Assets Long
Gold	8.7%
Brent Crude Oil	8.2%
Soybeans	5.7%
Corn	5.5%
WTI Crude Oil	4.5%
Natural Gas	4.3%
Aluminum	4.1%
Silver	3.6%
Live Cattle	3.5%
Soybean Meal	3.5%
Zinc	3.3%
Unleaded Gasoline	3.1%
Soybean Oil	3.0%
Nickel	2.9%
Sugar	2.9%
Gas Oil	2.9%
Lean Hogs	2.6%
Coffee	2.4%
Heating Oil	2.4%
Wheat	2.0%
Copper	1.2%
Kansas Wheat	1.2%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund’s exposure was calculated using the commodity sector weightings of the FP Custom Master Index multiplied by the Fund’s percentage notional exposure.

The following table summarizes the Fund’s economic exposure to commodities derived through its investment in futures contracts. At May 31, 2019, the Fund’s exposure based on notional value represented 19.1% of consolidated net assets.

Commodity Futures Exposure*

% of Consolidated Net Assets Long
Copper	4.0%
WTI Crude Oil	4.0%
Gold 100 Oz	3.5%
Natural Gas	2.8%
Sugar	1.4%
Coffee	1.4%
Wheat	1.0%
Corn	1.0%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Thank you for your participation in Franklin Pelagos Commodities Strategy Fund. It has been our privilege to serve you.

Stephen P. Burke

John C. Pickart, CFA
Portfolio Management Team

6	Annual Report	franklintempleton.com

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	7

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Performance Summary as of May 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	-16.33%	-20.97%
5-Year	-39.64%	-10.62%
Since Inception (1/10/14)	-35.83%	-8.87%

Advisor
1-Year	-16.18%	-16.18%
5-Year	-38.93%	-9.39%
Since Inception (12/7/11)	-41.49%	-6.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/10/14–5/31/19)

Advisor Class (12/7/11–5/31/19)

See page 10 for Performance Summary footnotes.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

PERFORMANCE SUMMARY

Distributions (6/1/18–5/31/19)

Share Class	Net Investment Income
A	$0.4078
C	$0.3222
R	$0.3810
R6	$0.4390
Advisor	$0.4207

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.20%	1.86%
Advisor	0.95%	1.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in physical commodities, either directly or through derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodities index futures, presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships; weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. Derivative instruments involve costs and can create leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses, which could be significant. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign investing carries additional risks such as currency and market volatility and political, social and economic instability, risks which are heightened in less developed or emerging market countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/19 and a fee waiver related to the management fee paid by a subsidiary. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund. Fund investment results reflect the expense reduction and fee waivers; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

10	Annual Report	franklintempleton.com

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/19[1,2]	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$914.60	$5.73	$1,018.95	$6.04	1.20%
C	$1,000	$910.80	$9.29	$1,015.21	$9.80	1.95%
R	$1,000	$914.40	$6.92	$1,017.70	$7.29	1.45%
R6	$1,000	$916.70	$2.77	$1,022.04	$2.92	0.58%
Advisor	$1,000	$914.20	$4.53	$1,020.19	$4.78	0.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin Pelagos Commodities Strategy Fund

	Year Ended May 31,

	2019	2018		2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.81	$ 6.12		$ 6.47	$ 7.12	$ 9.44

Income from investment operations[a]:

Net investment income (loss)[b]	0.07	(—)[c]		(0.04)	(0.08)	(0.09)

Net realized and unrealized gains (losses)	(1.17)	0.69		(0.31)	(0.57)	(2.23)

Total from investment operations	(1.10)	0.69		(0.35)	(0.65)	(2.32)

Less distributions from:

Net investment income	(0.41)	—		—	—	—

Net asset value, end of year	$ 5.30	$ 6.81		$ 6.12	$ 6.47	$ 7.12

Total return[d]	(16.33)%	11.27%		(5.41)%	(9.13)%	(24.58)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.68%	1.65%		1.71%	2.14%	2.05%

Expenses net of waiver and payments by affiliates[e]	1.20%	1.20%		1.20%	1.21%	1.25%

Net investment income (loss)	0.95%	0.06%	[f]	(0.61)%	(0.79)%	(0.94)%

Supplemental data

Net assets, end of year (000’s)	$7,353	$6,549		$4,846	$3,814	$2,080

Portfolio turnover rate	—%	—%		42.22%	28.03%	62.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fRatio is calculated based on the Fund level net investment income, as reflected in the Consolidated Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.59	$ 5.97	$ 6.36	$ 7.05	$ 9.41

Income from investment operations[a]:

Net investment income (loss)[b]	0.01	(0.04)	(0.10)	(0.16)	(0.15)

Net realized and unrealized gains (losses)	(1.12)	0.66	(0.29)	(0.53)	(2.21)

Total from investment operations	(1.11)	0.62	(0.39)	(0.69)	(2.36)

Less distributions from:

Net investment income	(0.32)	—	—	—	—

Net asset value, end of year	$ 5.16	$ 6.59	$ 5.97	$ 6.36	$ 7.05

Total return[c]	(16.94)%	10.39%	(6.13)%	(9.79)%	(25.08)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.43%	2.40%	2.46%	2.88%	2.75%

Expenses net of waiver and payments by affiliates[d]	1.95%	1.95%	1.95%	1.95%	1.95%

Net investment income (loss)	0.20%	(0.69)%	(1.36)%	(1.53)%	(1.64)%

Supplemental data

Net assets, end of year (000’s)	$497	$1,162	$963	$862	$377

Portfolio turnover rate	—%	—%	42.22%	28.03%	62.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.75	$ 6.08	$ 6.44	$ 7.10	$ 9.44

Income from investment operations[a]:

Net investment income (loss)[b]	0.05	(0.02)	(0.05)	(0.06)	(0.10)

Net realized and unrealized gains (losses)	(1.15)	0.69	(0.31)	(0.60)	(2.24)

Total from investment operations	(1.10)	0.67	(0.36)	(0.66)	(2.34)

Less distributions from:

Net investment income	(0.38)	—	—	—	—

Net asset value, end of year	$ 5.27	$ 6.75	$ 6.08	$ 6.44	$ 7.10

Total return	(16.42)%	11.02%	(5.59)%	(9.30)%	(24.79)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.91%	1.86%	1.85%	2.34%	2.27%

Expenses net of waiver and payments by affiliates[c]	1.43%	1.41%	1.34%	1.41%	1.47%

Net investment income (loss)	0.72%	(0.15)%	(0.75)%	(0.99)%	(1.16)%

Supplemental data

Net assets, end of year (000’s)	$17	$26	$23	$9	$4

Portfolio turnover rate	—%	—%	42.22%	28.03%	62.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.94	$ 6.21	$ 6.53	$ 7.16	$ 9.46

Income from investment operations[a]:

Net investment income (loss)[b]	0.10	0.04	(0.01)	(0.02)	(0.04)

Net realized and unrealized gains (losses)	(1.19)	0.70	(0.31)	(0.61)	(2.26)

Total from investment operations	(1.09)	0.74	(0.32)	(0.63)	(2.30)

Less distributions from:

Net investment income	(0.44)	(0.01)	—	—	—

Net asset value, end of year	$ 5.41	$ 6.94	$ 6.21	$ 6.53	$ 7.16

Total return	(15.86)%	11.89%	(4.90)%	(8.80)%	(24.31)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	1.02%	1.02%	1.10%	1.53%

Expenses net of waiver and payments by affiliates[c]	0.59%	0.65%	0.70%	0.76%	0.86%

Net investment income (loss)	1.56%	0.61%	(0.11)%	(0.34)%	(0.55)%

Supplemental data

Net assets, end of year (000’s)	$148,604	$288,037	$118,839	$131,500	$53,068

Portfolio turnover rate	—%	—%	42.22%	28.03%	62.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,

	2019	2018		2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.98	$ 6.26		$ 6.60	$ 7.25	$ 9.58

Income from investment operations[a]:

Net investment income (loss)[b]	0.08	—	[c]	(0.03)	(0.09)	(0.07)

Net realized and unrealized gains (losses)	(1.20)	0.72		(0.31)	(0.56)	(2.26)

Total from investment operations	(1.12)	0.72		(0.34)	(0.65)	(2.33)

Less distributions from:

Net investment income	(0.42)	—		—	—	—

Net asset value, end of year	$ 5.44	$ 6.98		$ 6.26	$ 6.60	$ 7.25

Total return	(16.18)%	11.50%		(5.15)%	(8.97)%	(24.32)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.43%	1.40%		1.46%	1.88%	1.75%

Expenses net of waiver and payments by affiliates[d]	0.95%	0.95%		0.95%	0.95%	0.95%

Net investment income (loss)	1.20%	0.31%		(0.36)%	(0.53)%	(0.64)%

Supplemental data

Net assets, end of year (000’s)	$1,879	$1,736		$2,062	$675	$248

Portfolio turnover rate	—%	—%		42.22%	28.03%	62.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2019

Franklin Pelagos Commodities Strategy Fund

	Principal Amount	Value
U.S. Government and Agency Securities (Cost $10,000,000) 6.2%
FHLMC, 1.25%, 7/26/19	$10,000,000	$9,878,231

Short Term Investments 96.7%
U.S. Government and Agency Securities 96.0%
[a,b] FFCB, 6/03/19	4,290,000	4,290,000
[b] U.S. Treasury Bill,
[a,c] 7/05/19	15,000,000	14,969,367
7/18/19	33,000,000	32,905,692
8/15/19	39,000,000	38,819,987
[a] 10/03/19	17,000,000	16,866,621
10/10/19	44,500,000	44,134,016

Total U.S. Government and Agency Securities (Cost $151,899,417)		151,985,683

Total Investments before Money Market Funds (Cost $161,899,417)		161,863,914

	Shares

Money Market Funds (Cost $1,128,771) 0.7%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 2.08%	1,128,771	1,128,771

Total Investments (Cost $163,028,188) 102.9%		162,992,685

[f] Other Assets, less Liabilities (2.9)%		(4,642,835)

Net Assets 100.0%		$158,349,850

aA portion or all of the security is owned by FPC Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(c).

bThe security was issued on a discount basis with no stated coupon rate.

cA portion or all of the security has been segregated as collateral for open futures and/or swap contracts. At May 31, 2019, the value of this security and/or cash pledged amounted to $6,003,715, representing 3.8% of net assets.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

fIncludes unrealized appreciation/depreciation on open commodity futures contracts, as well as other assets and liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

At May 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(b).

Futures Contracts[a]

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Commodity Contracts

Coffee	Long	55	$2,157,375	7/19/19	$ (180)

Copper	Long	97	6,402,000	7/29/19	(475,537)

Corn	Long	75	1,601,250	7/12/19	(226)

Gold 100 Oz	Long	42	5,506,620	8/28/19	30,552

Natural Gas	Long	180	4,417,200	6/26/19	(412,263)

Sugar	Long	165	2,236,080	6/28/19	(540)

Wheat	Long	65	1,634,750	7/12/19	(196)

WTI Crude Oil	Long	117	6,259,500	6/20/19	(1,120,184)

Total Futures Contracts					$(1,978,574)

*As of period end.

At May 31, 2019, the Fund had the following commodity-linked total return swap contracts outstanding. See Note 1(b).

Commodity-Linked Total Return Swap Contracts[a]

Underlying Instruments	Pay Fixed Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Long[b]

FP Custom Master Index[c]	0.22%	At maturity	MSCS	7/02/19	$129,100,000	$ —

Morgan Stanley MSCBBCV3 Index[c]	0.00%	At maturity	MSCS	6/28/19	19,300,000	—

Morgan Stanley MSCBBE03 Index[c]	0.00%	At maturity	MSCS	6/28/19	12,900,000	—

Morgan Stanley MSCBBEA1 Index[c]	0.60%	At maturity	MSCS	7/02/19	8,100,000	—

aA portion or all of the contract is owned by FPC Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(c).

bThe Fund receives the total return on the underlying instrument and pays a fixed financing rate.

cRepresents a custom index comprised of a basket of underlying instruments. Additional information regarding the underlying instruments and their respective values including fees are as follows:

Underlying Instruments	Notional Value[d]	Value/ Unrealized Appreciation (Depreciation)	Percentage of Net Assets (%)

FP Custom Master Index

Bloomberg Commodity Aluminum Subindex	$ 6,455,000	$ —	—

Bloomberg Commodity Brent Crude Oil Subindex	13,039,100	—	—

Bloomberg Commodity Coffee Subindex	3,873,000	—	—

Bloomberg Commodity Copper Subindex	1,936,500	—	—

Bloomberg Commodity Corn Subindex	8,778,800	—	—

Bloomberg Commodity Gas Oil Subindex	4,518,500	—	—

Bloomberg Commodity Gold Subindex	13,813,700	—	—

Bloomberg Commodity Heating Oil Subindex	3,743,900	—	—

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

Commodity-Linked Total Return Swap Contractsa (continued)

Underlying Instruments	Notional Value[d]	Value/ Unrealized Appreciation (Depreciation)	Percentage of Net Assets (%)

FP Custom Master Index (continued)

Bloomberg Commodity Kansas Wheat Subindex	$ 1,936,500	$ —	—

Bloomberg Commodity Lean Hogs Subindex	4,131,200	—	—

Bloomberg Commodity Live Cattle Subindex	5,422,200	—	—

Bloomberg Commodity Natural Gas Subindex	6,842,300	—	—

Bloomberg Commodity Nickel Subindex	4,647,600	—	—

Bloomberg Commodity Silver Subindex	5,680,400	—	—

Bloomberg Commodity Soybean Meal Subindex	5,422,200	—	—

Bloomberg Commodity Soybean Oil Subindex	4,776,700	—	—

Bloomberg Commodity Soybeans Subindex	9,037,000	—	—

Bloomberg Commodity Sugar Subindex	4,647,600	—	—

Bloomberg Commodity Unleaded Gasoline Subindex	4,905,800	—	—

Bloomberg Commodity Wheat Subindex	3,098,400	—	—

Bloomberg Commodity WTI Crude Oil Subindex	7,100,500	—	—

Bloomberg Commodity Zinc Subindex	5,293,100	—	—

Morgan Stanley MSCBBCV3 Index

Bloomberg Commodity Aluminum Subindex	2,171,250	—	—

Bloomberg Commodity Aluminum Subindex 3 Month Forward	(2,171,250)	—	—

Bloomberg Commodity Brent Crude Oil Subindex	(2,171,250)	—	—

Bloomberg Commodity Brent Crude Oil Subindex 3 Month Forward	2,171,250	—	—

Bloomberg Commodity Coffee Subindex	(1,688,750)	—	—

Bloomberg Commodity Coffee Subindex 3 Month Forward	1,688,750	—	—

Bloomberg Commodity Corn Subindex	(2,171,250)	—	—

Bloomberg Commodity Corn Subindex 3 Month Forward	2,171,250	—	—

Bloomberg Commodity Cotton Subindex	965,000	—	—

Bloomberg Commodity Cotton Subindex 3 Month Forward	(965,000)	—	—

Bloomberg Commodity Live Cattle Subindex	1,930,000	—	—

Bloomberg Commodity Live Cattle Subindex 3 Month Forward	(1,930,000)	—	—

Bloomberg Commodity Soybean Oil Subindex	965,000	—	—

Bloomberg Commodity Soybean Oil Subindex 3 Month Forward	(965,000)	—	—

Bloomberg Commodity Sugar Subindex	1,688,750	—	—

Bloomberg Commodity Sugar Subindex 3 Month Forward	(1,688,750)	—	—

Bloomberg Commodity Unleaded Gasoline Subindex	(1,206,250)	—	—

Bloomberg Commodity Unleaded Gasoline Subindex 3 Month Forward	1,206,250	—	—

Bloomberg Commodity Wheat Subindex	(2,171,250)	—	—

Bloomberg Commodity Wheat Subindex 3 Month Forward	2,171,250	—	—

Bloomberg Commodity Zinc Subindex	(2,171,250)	—	—

Bloomberg Commodity Zinc Subindex 3 Month Forward	2,171,250	—	—

Morgan Stanley MSCBBE03 Index

Bloomberg Commodity Brent Crude Oil Subindex	(2,902,500)	—	—

Bloomberg Commodity Brent Crude Oil Subindex 3 Month Forward	1,290,000	—	—

Bloomberg Commodity Brent Crude Oil Subindex 6 Month Forward	1,612,500	—	—

Bloomberg Commodity Copper Subindex	(645,000)	—	—

Bloomberg Commodity Copper Subindex 6 Month Forward	645,000	—	—

Bloomberg Commodity Natural Gas Subindex	1,612,500	—	—

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

Commodity-Linked Total Return Swap Contractsa (continued)

Underlying Instruments	Notional Value[d]	Value/ Unrealized Appreciation (Depreciation)	Percentage of Net Assets (%)

Morgan Stanley MSCBBE03 Index (continued)

Bloomberg Commodity Natural Gas Subindex 3 Month Forward	$ (645,000)	$ —	—

Bloomberg Commodity Natural Gas Subindex 6 Month Forward	(967,500)	—	—

Bloomberg Commodity Nickel Subindex	(3,547,500)	—	—

Bloomberg Commodity Nickel Subindex 3 Month Forward	1,612,500	—	—

Bloomberg Commodity Nickel Subindex 6 Month Forward	1,935,000	—	—

Bloomberg Commodity Sugar Subindex	3,225,000	—	—

Bloomberg Commodity Sugar Subindex 3 Month Forward	(1,935,000)	—	—

Bloomberg Commodity Sugar Subindex 6 Month Forward	(1,290,000)	—	—

Bloomberg Commodity Wheat Subindex	967,500	—	—

Bloomberg Commodity Wheat Subindex 3 Month Forward	(967,500)	—	—

Morgan Stanley MSCBBEA1 Index

Bloomberg Commodity Brent Crude Oil Subindex	1,620,000	—	—

Bloomberg Commodity Copper Subindex	(1,620,000)	—	—

Bloomberg Commodity Cotton Subindex	(1,620,000)	—	—

Bloomberg Commodity Gas Oil Subindex	1,620,000	—	—

Bloomberg Commodity Gold Subindex	1,620,000	—	—

Bloomberg Commodity Soybeans Subindex	1,620,000	—	—

Bloomberg Commodity Sugar Subindex	1,620,000	—	—

Bloomberg Commodity Unleaded Gasoline Subindex	(1,620,000)	—	—

Bloomberg Commodity Wheat Subindex	(1,620,000)	—	—

Bloomberg Commodity WTI Crude Oil Subindex	(1,620,000)	—	—

dNotional value represents the fair value at period end of each underlying instrument (including the financing rate fee which is calculated based on the swap contract’s original notional value of $129,100,000 for the FP Custom Master Index, $19,300,000 for the Morgan Stanley MSCBBCV3 Index, $12,900,000 for the Morgan Stanley MSCBBE03 Index and $8,100,000 for the Morgan Stanley MSCBBEA1 Index, allocated to each underlying instrument on a pro-rata basis).

See Note 7 regarding other derivative information.

See Abbreviations on page 35.

20	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

May 31, 2019

Franklin Pelagos Commodities Strategy Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$161,899,417
Cost - Non-controlled affiliates (Note 3f)	1,128,771

Value - Unaffiliated issuers	$161,863,914
Value - Non-controlled affiliates (Note 3f)	1,128,771
Cash	656,018
Receivables:
Capital shares sold	16,007
Interest.	43,056
Affiliates	18,142
Other assets	123

Total assets	163,726,031

Liabilities:
Payables:
Capital shares redeemed	133,483
Management fees	25,240
Distribution fees	2,096
Variation margin on futures contracts	521,037
Due to brokers	4,639,992
Accrued expenses and other liabilities	54,333

Total liabilities	5,376,181

Net assets, at value	$158,349,850

Net assets consist of:
Paid-in capital	$175,384,546
Total distributable earnings (loss)	(17,034,696)

Net assets, at value	$158,349,850

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2019

Franklin Pelagos Commodities Strategy Fund

Class A:
Net assets, at value	$7,352,571

Shares outstanding	1,386,785

Net asset value per share[a]	$5.30

Maximum offering price per share (net asset value per share ÷ 94.50%)	$5.61

Class C:
Net assets, at value	$496,831

Shares outstanding	96,264

Net asset value and maximum offering price per share[a]	$5.16

Class R:
Net assets, at value	$17,278

Shares outstanding	3,281

Net asset value and maximum offering price per share	$5.27

Class R6:
Net assets, at value	$148,604,381

Shares outstanding	27,448,274

Net asset value and maximum offering price per share	$5.41

Advisor Class:
Net assets, at value	$1,878,789

Shares outstanding	345,156

Net asset value and maximum offering price per share	$5.44

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2019

Franklin Pelagos Commodities Strategy Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$ 87,260
Interest:
Unaffiliated issuers	5,132,935

Total investment income	5,220,195

Expenses:
Management fees (Note 3a)	2,056,643
Distribution fees: (Note 3c)
Class A	17,765
Class C	8,051
Class R	102
Transfer agent fees: (Note 3e)
Class A	30,563
Class C	3,462
Class R	91
Class R6	50,937
Advisor Class	9,028
Custodian fees (Note 4)	3,239
Reports to shareholders	24,491
Registration and filing fees	85,464
Professional fees	111,975
Trustees’ fees and expenses	86,684
Other	49,473

Total expenses	2,537,968
Expense reductions (Note 4)	(2,315)
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,021,316)

Net expenses	1,514,337

Net investment income.	3,705,858

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(70,495)
Futures contracts	(8,200,990)
Swap contracts.	(30,674,721)

Net realized gain (loss)	(38,946,206)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	247,754
Futures contracts	(2,839,935)
Swap contracts.	(3,786,623)

Net change in unrealized appreciation (depreciation)	(6,378,804)

Net realized and unrealized gain (loss)	(45,325,010)

Net increase (decrease) in net assets resulting from operations	$(41,619,152)

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Pelagos Commodities Strategy Fund

	Year Ended May 31,

	2019	2018

Increase (decrease) in net assets:

Operations:

Net investment income	$ 3,705,858	$ 978,846

Net realized gain (loss)	(38,946,206)	14,266,808

Net change in unrealized appreciation (depreciation)	(6,378,804)	5,347,829

Net increase (decrease) in net assets resulting from operations	(41,619,152)	20,593,483

Distributions to shareholders: (Note 1e)

Class A	(488,795)	—

Class C	(36,578)	—

Class R	(1,248)	—

Class R6	(17,701,479)	(155,612)

Advisor Class	(120,404)	—

Total distributions to shareholders	(18,348,504)	(155,612)

Capital share transactions: (Note 2)

Class A	2,567,293	1,120,485

Class C	(481,809)	96,764

Class R	(3,480)	184

Class R6	(81,855,345)	149,683,677

Advisor Class	580,738	(560,990)

Total capital share transactions	(79,192,603)	150,340,120

Net increase (decrease) in net assets	(139,160,259)	170,777,991

Net assets:

Beginning of year	297,510,109	126,732,118

End of year (Note 1e)	$ 158,349,850	$297,510,109

24	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin Pelagos Commodities Strategy Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Pelagos Commodities Strategy Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Derivative Financial Instruments (continued)

gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

At May 31, 2019, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to gain exposure to commodity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC commodity-linked total return swap contracts primarily to gain exposure to commodity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

c. Investments in FPC Holdings Corp. (FP Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the FP Subsidiary. The FP Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2019, the FP Subsidiary’s investments as well as any other assets and liabilities of the FP Subsidiary

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the FP Subsidiary’s income. Net losses incurred by the FP Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the FP Subsidiary to offset income from prior or future years. At May 31, 2019, the net assets of the FP Subsidiary were $31,593,086, representing 20.0% of the Fund’s consolidated net assets. The Fund’s investment in the FP Subsidiary is limited to 25% of consolidated assets.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2019, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

1. Organization and Significant Accounting Policies (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Consolidated Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Consolidated Statements of Changes in Net Assets.

For the year ended May 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:

Class R6	$(155,612)

For the year ended May 31, 2018, undistributed net investment income included in net assets was $630,716.

2. Shares of Beneficial Interest

At May 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold[a]	687,977	$4,172,835	397,914	$2,583,465

Shares issued in reinvestment of distributions	89,860	487,940	—	—

Shares redeemed	(352,527)	(2,093,482)	(227,728)	(1,462,980)

Net increase (decrease)	425,310	$2,567,293	170,186	$1,120,485

Class C Shares:

Shares sold	19,518	$117,196	66,363	$417,943

Shares issued in reinvestment of distributions	6,852	36,316	—	—

Shares redeemed[a]	(106,409)	(635,321)	(51,364)	(321,179)

Net increase (decrease)	(80,039)	$(481,809)	14,999	$96,764

Class R Shares:

Shares sold	26	$160	47	$306

Shares issued in reinvestment of distributions	231	1,248	—	—

Shares redeemed	(794)	(4,888)	(18)	(122)

Net increase (decrease)	(537)	$(3,480)	29	$184

Class R6 Shares:

Shares sold	2,267,579	$13,993,884	23,421,423	$156,598,917

Shares issued in reinvestment of distributions	3,200,991	17,701,479	23,435	155,612

Shares redeemed	(19,494,493)	(113,550,708)	(1,097,586)	(7,070,852)

Net increase (decrease)	(14,025,923)	$(81,855,345)	22,347,272	$149,683,677

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,

	2019		2018

	Shares	Amount	Shares	Amount

Advisor Class Shares:

Shares sold	322,678	$ 1,909,451	222,426	$ 1,453,033

Shares issued in reinvestment of distributions	21,370	119,032	—	—

Shares redeemed.	(247,556)	(1,447,745)	(303,092)	(2,014,023)

Net increase (decrease)	96,492	$ 580,738	(80,666)	$ (560,990)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
FASA, LLC (FASA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and FP Subsidiary pay an investment management fee to FASA of 0.85% per year of the average daily net assets of the Fund and FP Subsidiary. Management fees paid by the Fund are reduced on assets invested in the FP Subsidiary, in an amount not to exceed the management fees paid by the FP Subsidiary.

b. Administrative Fees

Under an agreement with FASA, FT Services provides administrative services to the Fund and FP Subsidiary. The fee is paid by FASA based on the Fund and FP Subsidiary average daily net assets, and is not an additional expense of the Fund or FP Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%

Class C	1.00%

Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$4,372

CDSC retained	$73

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2019, the Fund paid transfer agent fees of $94,081, of which $68,908 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.08%	556,761	226,341,005	(225,768,995)	1,128,771	$1,128,771	$87,260	$ —	$ —

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

g. Waiver and Expense Reimbursements

FASA and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.95% and Class R6 does not exceed 0.58% based on the average net assets of each class until September 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to October 1, 2018, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.63% based on the average net assets of the class.

h. Other Affiliated Transactions

At May 31, 2019, the shares of the Fund were owned by the following entities:

	Shares	Percentage of Outstanding Shares[a]

Franklin Moderate Allocation Fund	10,274,103	35.1%

Franklin Growth Allocation Fund	6,680,357	22.8%

Franklin Conservative Allocation Fund	6,414,209	21.9%

Franklin Real Return Fund	969,029	3.3%

Franklin LifeSmart 2025 Retirement Target Fund	669,836	2.3%

Franklin LifeSmart 2035 Retirement Target Fund	630,137	2.2%

Franklin LifeSmart 2045 Retirement Target Fund	439,425	1.5%

Franklin LifeSmart 2030 Retirement Target Fund	284,944	1.0%

Franklin LifeSmart 2040 Retirement Target Fund	236,060	0.8%

Franklin LifeSmart 2020 Retirement Target Fund	230,930	0.8%

Franklin LifeSmart 2050 Retirement Target Fund	213,886	0.7%

Franklin LifeSmart 2055 Retirement Target Fund	77,127	0.3%

Franklin NextStep Moderate Fund	46,097	0.2%

Franklin NextStep Growth Fund	26,530	0.1%

	27,192,670	93.0%

aInvestment activities of significant shareholders could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$75,253
Long term	221,851

Total capital loss carryforwards	$297,104

The tax character of distributions paid during the years ended May 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from ordinary income	$18,348,504	$155,612

At May 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$179,112,852

Unrealized appreciation	$116,818
Unrealized depreciation	(18,213,296)

Net unrealized appreciation (depreciation)	$(18,096,478)

Distributable earnings:
Undistributed ordinary income	$1,402,265

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of investments in the FP Subsidiary.

6. Investment Transactions

Sales of investments (excluding short term securities) for the year ended May 31, 2019, aggregated $10,000,000. There were no purchases of investments (other than short term securities) for the year ended May 31, 2019.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

7. Other Derivative Information

At May 31, 2019, the investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Commodity contracts	Variation margin on futures contracts	$30,552	[a]	Variation margin on futures contracts	$2,009,126	[a]

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended May 31, 2019, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Commodity contracts	Futures contracts	$ (8,200,990)	Futures contracts	$(2,839,935)

	Swap contracts	(30,674,721)	Swap contracts	(3,786,623)

Totals		$(38,875,711)		$(6,626,558)

For the year ended May 31, 2019, the average month end notional amount of futures contracts and swap contracts represented $46,002,231 and $236,001,033, respectively.

See Note 1(b) regarding derivative financial instruments.

8. Upcoming Liquidation

On April 29, 2019, the Board approved a proposal to liquidate the Fund. Effective June 3, 2019, the Fund was closed to all new investors. The Fund is scheduled to liquidate on or about August 23, 2019.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

9. Credit Facility (continued)

Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2019, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of May 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

U.S. Government and Agency Securities	$—	$9,878,231	$—	$9,878,231

Short Term Investments	148,824,454	4,290,000	—	153,114,454

Total Investments in Securities	$148,824,454	$14,168,231	$—	$162,992,685

Other Financial Instruments:

Futures Contracts	$30,552	$—	$—	$30,552

Liabilities:

Other Financial Instruments:

Futures Contracts	$2,009,126	$—	$—	$2,009,126

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

Abbreviations

Counterparty	Selected Portfolio
MSCS Morgan Stanley Capital Services LLC	FFCB Federal Farm Credit Bank
FHLMC Federal Home Loan Mortgage Corp.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin Pelagos Commodities Strategy Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin Pelagos Commodities Strategy Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated statement of investments, as of May 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin Pelagos Commodities Strategy Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 25, 2019

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman of the Board	Trustee since 2011 and Vice Chairman of the Board since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Since 2011	38	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	152	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	46	None

Principal Occupation During at Least the Past 5 Years:

President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, FASA, LLC; Executive Vice President, Franklin Advisers, Inc., Franklin Templeton Institutional, LLC, Templeton Global Advisors Limited and Templeton Investment Counsel, LLC; Executive Vice President, Head of Alternatives, K2 Advisors, LLC and K2/D&S Management Co., LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 16 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund

(Fund)

On April 29, 2019, the Board of Trustees of the Fund (Board), on behalf of the Fund, approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about August 23, 2019 (Liquidation Date), but may be delayed if unforeseen circumstances arise. As the term of the existing investment management agreement ends prior to the Liquidation Date, the Board, including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement.

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager, the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As

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SHAREHOLDER INFORMATION

part of this review, particular attention was given to the diligent risk management program of the investment manager and its parent, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided until the Fund is liquidated, by the investment manager. In this regard, they reviewed the Fund’s actively managed fundamental and quantitative investment philosophy and process and the investment manager’s ability to implement such philosophy and process, including, but not limited to, the investment manager’s trading practices and investment decision processes and efforts to ensure compliance with the Fund’s investment goals, policies, and limitations. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary). The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program.

The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided until the Fund is liquidated under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

SHAREHOLDER INFORMATION

shareholders deriving from the investment management relationship. Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided until the Fund is liquidated, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue to implement the Fund’s actively managed fundamental and quantitative investment philosophy and process and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in December 2011, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2018. The trustees had meetings during the year with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper. The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional commodities general funds. The Fund had total returns in the second-best performing quintile for the one- and five-year periods ended December 31, 2018, and had annualized total returns for the three-year period in the middle performing quintile. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses (including Rule 12b-1 fees) were in the middle quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability. The Board also

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

SHAREHOLDER INFORMATION

took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by the investment manager through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the planned liquidation of the fund and the fee waiver and expense limitation arrangement in effect.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the

Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Pelagos Commodities Strategy Fund

Investment Manager	Distributor	Shareholder Services
FASA, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301
© 2019 Franklin Templeton Investments. All rights reserved.		995 A 07/19

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN K2 LONG SHORT CREDIT FUND

A Series of Franklin Alternative Strategies Funds

May 31, 2019

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2019, global markets benefited from upbeat economic data in certain regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) recent indications of a patient approach to its monetary policy, and periods of optimism about a potential U.S.-China trade deal. However, global markets also reflected investor concerns about the escalation of U.S.-China and U.S.-Mexico trade tensions near period-end, the Fed’s interest-rate hikes and the European Central Bank’s unwinding of its bond purchase program in 2018, political uncertainties in the U.S. and the European Union, and slower global economic growth. In this environment, global developed market stocks, as measured by the MSCI World Index, posted a +0.27% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -8.34% total return.1 Global government bonds, as measured by the FTSE World Government Bond Index, posted a +2.79% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund

updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin K2 Long Short Credit Fund

This annual report for Franklin K2 Long Short Credit Fund covers the fiscal year ended May 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks total return through a combination of current income, capital preservation and capital appreciation. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or alternative strategies in the fixed income and credit areas, including, but not limited to, some or all of the following: credit long short, structured credit and emerging market fixed income. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, and the Fund’s investment manager has overall responsibility for the Fund’s investments.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds, mortgage-backed securities (MBS) and asset-backed securities (ABS), U.S. government and agency securities, collateralized debt and loan obligations, foreign government and supranational debt securities, loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

Performance Overview

The Fund’s Class A shares posted a +3.42% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Fixed Income-Credit Index, which measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, posted a -1.20% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, which is an index of short-term U.S. government securities with a remaining term to final maturity of less than three

Portfolio Composition*

Based on Total Net Assets as of 5/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

months, posted a +2.26% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months ended May 31, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) recent indications of a patient approach to its monetary policy and periods of optimism about a potential U.S.-China trade deal.

However, various factors weighed on global markets, notably the escalation of U.S.-China trade tensions, as the U.S. raised tariffs on Chinese goods in May and China announced higher tariffs on U.S. goods effective in June. Markets were

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income-Credit Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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FRANKLIN K2 LONG SHORT CREDIT FUND

further pressured at period-end when President Trump threatened to impose tariffs on Mexico due to immigration disputes. Concerns about political uncertainties in the U.S. and the European Union, the Fed’s interest-rate hikes in 2018 and the European Central Bank’s (ECB’s) unwinding of its bond purchase program also hurt investor confidence. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a -0.75% total return for the 12-month period.2

The U.S. economy grew during the 12-month period. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.8% in May 2018 to 3.6% at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.8% in May 2018 to 1.8% at period-end.3

The Fed raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019. At its April/May meeting, the Fed reiterated its patient approach to future rate adjustments.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter, moderated in the fourth quarter and accelerated again in 2019’s first quarter. The Bank of England raised its key policy rate once during the period. The eurozone’s quarterly GDP growth moderated in 2018’s third quarter before accelerating in the next two quarters. However, the bloc’s annual inflation rate decreased during the period. The ECB kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. At its April meeting, the ECB reiterated its expectation to keep its benchmark interest rate unchanged through at least the end of 2019 and stated it would provide details of its new monetary stimulus program at upcoming meetings.

In Asia, Japan’s quarterly GDP growth contracted in 2018’s third quarter, but accelerated in the next two quarters. The Bank of Japan left its benchmark interest rate unchanged and indicated it would keep the rate unchanged through the spring of 2020, while continuing its monetary stimulus measures.

In larger emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s third quarter, slowed in the fourth quarter and contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth held steady in 2018’s third quarter, accelerated in the fourth quarter and then moderated in 2019’s first quarter. The Bank of Russia increased its key rate twice during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter after moderating for three consecutive quarters. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -8.34% total return during the 12-month period.2

Investment Strategy

We manage the Fund using a multi-manager approach. While we have overall responsibility for the Fund’s investments, we allocate the Fund’s assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: credit long short, structured credit and emerging market fixed income. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy and subadvisor weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations.

Credit long short strategies seek to isolate issuer-specific exposure, while limiting general market risks, by taking long and/or short positions in debt securities and other related instruments. Structured credit strategies aim to profit from trading in interest-rate sensitive securities such as residential and commercial MBS, REITs, credit default swaps on various indexes, collateralized loan obligations (CLOs) and ABS. Emerging market fixed income strategies invest in corporate and/or sovereign securities in emerging markets countries

3. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 LONG SHORT CREDIT FUND

with a focus on fixed income. The Fund may invest in debt securities of any credit quality or rating, including high-yield (“junk”) bonds, distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

The Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, equities and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. The Fund may also use derivatives for hedging and nonhedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include currency forward contracts; futures contracts; put and call options on currencies, securities, indexes and exchange-traded funds; and swaps. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Subadvisors

5/31/19

Credit Long Short

Apollo Credit Management LLC

Chatham Asset Management, LLC

Structured Credit

Ellington Global Asset Management, L.L.C.

Medalist Partners, LP

Emerging Markets Fixed Income

Emso Asset Management Limited

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

The Fund’s subadvisors for the 12 months under review were Apollo Credit Management, Chatham Asset Management, Ellington Global Asset Management, Emso Asset Management and Medalist Partners. These subadvisors are also listed in the Subadvisors table on this page. All subadvisors benefited performance for the 12-month period. Apollo was the top contributor among subadvisors, followed by Medalist, Ellington, Chatham and Emso.

In terms of strategy performance, the largest contributors to the Fund’s performance were credit long short and structured credit, followed by emerging markets fixed income.

By asset class, the top contributors to the Fund’s aggregate returns were credit, currency exposures and equity. All asset classes represented in the Fund’s overall portfolio made positive contributions to performance during the period.

In terms of aggregate sector exposures, the top performance drivers for the Fund were MBS, consumer discretionary and ABS. In contrast, equity index hedges and energy hindered returns.

The credit long short strategy benefited from long positions in corporate bonds, notably in the consumer discretionary, communication services and real estate sectors. Conversely, equity index hedges and long positions in the energy sector detracted from strategy results.

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FRANKLIN K2 LONG SHORT CREDIT FUND

In the structured credit strategy, long positions in MBS, CLOs and other ABS supported performance, while a short position on a three-month U.S. interest-rate derivative hurt performance.

The emerging markets fixed income strategy benefited from solid performance in most emerging market hard currency sovereign bonds, as well as from currency positioning. In contrast, detracting from returns were certain emerging market sovereign bonds, particularly in Argentina.

Thank you for your participation in Franklin K2 Long Short Credit Fund. We look forward to continuing to serve your future investment needs.

Charmaine Chin
Co-Lead Portfolio Manager

Jeff Schmidt
Co-Lead Portfolio Manager

Robert Christian
Co-Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Performance Summary as of May 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+3.42%	-2.26%
3-Year	+15.30%	+2.90%
Since Inception (9/8/15)	+18.74%	+3.14%

Advisor
1-Year	+3.60%	+3.60%
3-Year	+15.76%	+5.00%
Since Inception (9/8/15)	+19.22%	+4.83%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and, except for the HFR Index, do not pay management fees or expenses. Unlike most asset class indexes, HFR Index returns reflect management fees and expenses. One cannot invest directly in an index.

Class A (9/8/15–5/31/19)

Advisor Class (9/8/15–5/31/19)

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Distributions (6/1/18–5/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.3118	$0.0310	$0.0636	$0.4064
C	$0.2460	$0.0310	$0.0636	$0.3406
R	$0.2787	$0.0310	$0.0636	$0.3733
R6	$0.3325	$0.0310	$0.0636	$0.4271
Advisor	$0.3299	$0.0310	$0.0636	$0.4245

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	3.11%	3.59%
Advisor	2.86%	3.34%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the manager’s and subadvisors’ judgment about particular Fund portfolio investments prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Lower-rated or high-yield debt securities (junk bonds) involve greater credit risk, including the possibility of default or bankruptcy. Liquidity risk exists when securities become more difficult to sell, or are unable to be sold, at the price at which they’ve been valued. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income-Credit Index measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven substrategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.

6. Source: Morningstar. The ICE BofAML U.S. 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/19[1,2]	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,025.40	$12.47	$1,012.62	$12.39	2.47%
C	$1,000	$1,021.20	$16.98	$1,008.13	$16.87	3.37%
R	$1,000	$1,024.30	$14.28	$1,010.82	$14.19	2.83%
R6	$1,000	$1,025.50	$11.82	$1,013.26	$11.75	2.34%
Advisor	$1,000	$1,026.20	$11.97	$1,013.11	$11.90	2.37%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Highlights

Franklin K2 Long Short Credit Fund

	Year Ended May 31,

	2019	2018	2017	2016[a]

Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.50	$10.49	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.37	0.29	0.23	0.21

Net realized and unrealized gains (losses)	(0.02)	0.08	0.53	0.08

Total from investment operations	0.35	0.37	0.76	0.29

Less distributions from:

Net investment income	(0.31)	(0.19)	(0.32)	(0.08)

Net realized gains	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.40)	(0.36)	(0.42)	(0.14)

Net asset value, end of year	$10.45	$10.50	$10.49	$10.15

Total return[d]	3.42%	3.63%	7.58%	2.99%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	3.15%	3.51%	3.50%	3.37%

Expenses net of waiver, payments by affiliates and expense reductions[f]	2.69%	2.98% [g]	2.75%	2.30% [g]

Expenses incurred in connection with securities sold short	0.62%	0.89%	0.76%	0.40%

Net investment income	3.49%	2.71%	2.24%	2.85%

Supplemental data

Net assets, end of year (000’s)	$27,870	$45,088	$41,001	$28,198

Portfolio turnover rate	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016[a]

Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.34	$10.35	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c]	0.27	0.19	0.14	0.09

Net realized and unrealized gains (losses)	(0.01)	0.07	0.52	0.12

Total from investment operations	0.26	0.26	0.66	0.21

Less distributions from:

Net investment income	(0.25)	(0.10)	(0.28)	(0.08)

Net realized gains	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.34)	(0.27)	(0.38)	(0.14)

Net asset value, end of year	$10.26	$10.34	$10.35	$10.07

Total return[d]	2.61%	2.70%	6.56%	2.20%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	4.03%	4.37%	4.44%	3.62%

Expenses net of waiver, payments by affiliates and expense reductions[f]	3.57%	3.84% [g]	3.69%	2.55% [g]

Expenses incurred in connection with securities sold short	0.62%	0.89%	0.76%	0.40%

Net investment income	2.61%	1.85%	1.30%	2.60%

Supplemental data

Net assets, end of year (000’s)	$2,893	$2,503	$1,507	$270

Portfolio turnover rate	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016[a]

Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.41	$10.41	$10.10	$10.00

Income from investment operations[b]:

Net investment income[c]	0.33	0.25	0.20	0.08

Net realized and unrealized gains (losses)	(0.01)	0.09	0.53	0.16

Total from investment operations	0.32	0.34	0.73	0.24

Less distributions from:

Net investment income	(0.28)	(0.17)	(0.32)	(0.08)

Net realized gains	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.37)	(0.34)	(0.42)	(0.14)

Net asset value, end of year	$10.36	$10.41	$10.41	$10.10

Total return[d]	3.12%	3.29%	7.29%	2.48%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	3.50%	3.82%	3.83%	3.37%

Expenses net of waiver, payments by affiliates and expense reductions[f]	3.04%	3.29% [g]	3.08%	2.30% [g]

Expenses incurred in connection with securities sold short	0.62%	0.89%	0.76%	0.40%

Net investment income	3.14%	2.40%	1.91%	2.85%

Supplemental data

Net assets, end of year (000’s)	$166	$162	$127	$12

Portfolio turnover rate	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016[a]

Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.51	$10.50	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.36	0.31	0.24	0.23

Net realized and unrealized gains (losses)	— [g]	0.08	0.53	0.06

Total from investment operations	0.36	0.39	0.77	0.29

Less distributions from:

Net investment income	(0.33)	(0.21)	(0.32)	(0.08)

Net realized gains	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.42)	(0.38)	(0.42)	(0.14)

Net asset value, end of year	$10.45	$10.51	$10.50	$10.15

Total return[d]	3.53%	3.76%	7.71%	3.01%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	3.10%	3.35%	3.43%	3.35%

Expenses net of waiver, payments by affiliates and expense reductions[f]	2.55%	2.83% [h]	2.68%	2.28% [h]

Expenses incurred in connection with securities sold short	0.62%	0.89%	0.76%	0.40%

Net investment income	3.63%	2.86%	2.31%	2.87%

Supplemental data

Net assets, end of year (000’s)	$233	$13	$13,052	$12,384

Portfolio turnover rate	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gAmount rounds to less than $0.01 per share.

hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016[a]

Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.51	$10.50	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.38	0.30	0.24	0.20

Net realized and unrealized gains (losses)	(0.01)	0.09	0.53	0.09

Total from investment operations	0.37	0.39	0.77	0.29

Less distributions from:

Net investment income	(0.33)	(0.21)	(0.32)	(0.08)

Net realized gains	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.42)	(0.38)	(0.42)	(0.14)

Net asset value, end of year	$10.46	$10.51	$10.50	$10.15

Total return[d]	3.60%	3.75%	7.70%	2.99%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	3.03%	3.37%	3.44%	3.36%

Expenses net of waiver, payments by affiliates and expense reductions[f]	2.57%	2.84% [g]	2.69%	2.29% [g]

Expenses incurred in connection with securities sold short	0.62%	0.89%	0.76%	0.40%

Net investment income	3.61%	2.85%	2.30%	2.86%

Supplemental data

Net assets, end of year (000’s)	$86,868	$45,514	$25,125	$23,058

Portfolio turnover rate	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Statement of Investments, May 31, 2019

Franklin K2 Long Short Credit Fund

		Country	Shares/ Rights	Value
	Common Stocks and Other Equity Interests 1.3%
	Automobiles 0.0%†
a	Tesla Inc.	United States	183	$33,884

	Capital Markets 0.1%
a	Gores Holdings III Inc.	United States	3,614	37,857

	Diversified Telecommunication Services 0.0%†
a	Frontier Communications Corp.	United States	7,180	13,498

	Energy Equipment & Services 0.0%†
a	Weatherford International PLC	United States	602,724	28,027

	Equity Real Estate Investment Trusts (REITs) 0.5%
b	Vici Properties Inc.	United States	23,321	517,260

	Independent Power & Renewable Electricity Producers 0.5%
	Atlantica Yield PLC	Spain	5,207	111,690
	Clearway Energy Inc., A	United States	21,640	310,101
	Clearway Energy Inc., C	United States	13,373	200,595

				622,386

	Media 0.2%
a	Altice Europe NV, A	Netherlands	24,110	74,259
a	Liberty Global PLC, C	United Kingdom	3,816	92,500
a	Postmedia Network Canada Corp., B	Canada	56,068	55,794

				222,553

	Metals & Mining 0.0%†
	Vedanta Ltd., ADR	India	3,457	31,943

	Pharmaceuticals 0.0%†
a	Mallinckrodt PLC	United States	2,554	22,194
a	Sanofi, Contingent Value, rts., 12/31/20	France	26,594	13,297

				35,491

	Total Common Stocks and Other Equity Interests (Cost $1,429,029)			1,542,899

	Preferred Stocks 0.2%
	Electric Utilities 0.2%
	SCE Trust II, 5.10%, pfd.	United States	2,127	45,156
	SCE Trust III, 5.75%, pfd., H	United States	1,674	40,460
	SCE Trust IV, 5.375%, pfd., J	United States	3,753	87,070
	SCE Trust V, 5.45%, pfd., K	United States	1,849	43,193
	SCE Trust VI, 5.00%, pfd.	United States	2,440	50,874

	Total Preferred Stocks (Cost $238,730)			266,753

			Principal Amount*
	Convertible Bonds 1.4%
	Automobiles 0.2%
	Tesla Inc., senior note, 2.00%, 5/15/24	United States	276,000	242,346

	Equity Real Estate Investment Trusts (REITs) 0.2%
	iStar Inc., senior note, 3.125%, 9/15/22	United States	283,000	277,386

	Independent Power & Renewable Electricity Producers 0.3%
	Pattern Energy Group Inc., senior note, 4.00%, 7/15/20	United States	359,000	358,577

	Internet & Direct Marketing Retail 0.2%
	Wayfair Inc., senior note, 0.375%, 9/01/22	United States	144,000	215,975

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Media 0.5%
	Gannett Co. Inc., senior note, 4.75%, 4/15/24	United States	539,000		$536,947

	Total Convertible Bonds (Cost $1,564,496)				1,631,231

	Corporate Bonds and Notes 22.8%
	Aerospace & Defense 0.4%
	Triumph Group Inc., senior note,
	4.875%, 4/01/21	United States	192,000		189,120
	5.25%, 6/01/22	United States	314,000		304,580

					493,700

	Automobiles 0.5%
c	Tesla Inc., senior note, 144A, 5.30%, 8/15/25	United States	690,000		564,951

	Capital Markets 0.4%
c	eG Global Finance PLC, 144A,
	senior secured note, 4.375%, 2/07/25	United Kingdom	192,000	EUR	210,875
	senior secured note, 6.75%, 2/07/25	United Kingdom	327,000		321,686

					532,561

	Commercial Services & Supplies 3.6%
c	Harland Clarke Holdings Corp., 144A,
	senior note, 9.25%, 3/01/21	United States	2,495,500		2,448,709
	senior secured note, 8.375%, 8/15/22	United States	533,000		455,715
	R.R. Donnelley & Sons Co.,
	senior bond, 8.875%, 4/15/21	United States	21,000		21,788
	senior bond, 6.50%, 11/15/23	United States	559,000		553,410
	senior bond, 6.00%, 4/01/24	United States	447,000		443,089
	senior bond, 6.625%, 4/15/29	United States	52,000		49,140
	senior note, 7.00%, 2/15/22	United States	241,000		243,410

					4,215,261

	Communications Equipment 0.4%
c	Riverbed Technology Inc., senior note, 144A, 8.875%, 3/01/23	United States	396,000		261,360
c	Viasat Inc., senior secured note, 144A, 5.625%, 4/15/27	United States	192,000		195,262

					456,622

	Distributors 0.2%
c,d	American News Co. LLC, senior note, 144A, PIK, 8.50%, 9/01/26	United States	236,675		243,775

	Diversified Financial Services 0.9%
c	One Call Corp., 144A,
	secured note, second lien, 10.00%, 10/01/24	United States	572,000		491,920
	senior secured note, first lien, 7.50%, 7/01/24	United States	644,000		576,380

					1,068,300

	Diversified Telecommunication Services 2.2%
e	Digicel Group One Ltd., senior secured note, Reg S, 8.25%, 12/30/22	Jamaica	112,089		70,865
c	Digicel International Finance Ltd., senior secured note, 144A, 8.75%, 5/25/24	Saint Lucia	162,000		160,380
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	375,000		273,289
	senior note, 11.00%, 9/15/25	United States	297,000		188,595
	[c] senior secured note, 144A, 8.00%, 4/01/27	United States	338,000		351,520
	Hughes Satellite Systems Corp., senior secured note, 5.25%, 8/01/26	United States	183,000		182,822
c	Intelsat Jackson Holdings SA, senior secured note, 144A,
	[b] 9.50%, 9/30/22	Luxembourg	1,046,000		1,213,360
	8.00%, 2/15/24	Luxembourg	190,000		198,265

					2,639,096

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Electric Utilities 0.2%
e	Eskom Holdings SOC Ltd., senior bond, Reg S, 8.45%, 8/10/28	South Africa	200,000	$219,483

	Energy Equipment & Services 1.0%
c	Transocean Inc., senior note, 144A,
	9.00%, 7/15/23	United States	153,000	157,774
	7.50%, 1/15/26	United States	705,000	661,819
c	Vantage Drilling International, senior secured note, 144A, 9.25%, 11/15/23	United States	371,000	373,782

				1,193,375

	Equity Real Estate Investment Trusts (REITs) 0.3%
c	AHP Health Partners Inc., senior note, 144A, 9.75%, 7/15/26	United States	366,000	388,875

	Food Products 1.0%
b,c	JBS USA LLC / Finance Inc., senior bond, 144A, 6.75%, 2/15/28	United States	735,000	779,100
c	JBS USA LUX SA / Food Co. / Finance Inc., senior bond, 144A, 6.50%, 4/15/29	United States	368,000	387,320

				1,166,420

	Health Care Providers & Services 0.1%
c	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, senior bond, 144A, 5.50%, 4/15/25	United States	103,000	66,113

	Hotels, Restaurants & Leisure 1.2%
c	Mohegan Gaming & Entertainment, senior note, 144A, 7.875%, 10/15/24	United States	1,488,000	1,435,920

	Household Durables 1.1%
	Beazer Homes USA Inc., senior note, 5.875%, 10/15/27	United States	84,000	69,121
	K Hovnanian Enterprises Inc.,
	senior secured bond, 2.00%, 11/01/21	United States	65,000	57,200
	senior secured bond, 5.00%, 11/01/21	United States	270,000	245,700
	[c] secured note, 144A, 10.00%, 7/15/22	United States	1,167,000	977,363

				1,349,384

	Insurance 0.0%†
c	Ambac Assurance Corp., sub. bond, 144A, 5.10%, 6/07/20	United States	2	4
c,f	Ambac LSNI LLC, senior secured note, 144A, FRN, 7.592%, (3-Month USD LIBOR + 5.00%), 2/12/23	Cayman Islands	8	8

				12

	Interactive Media & Services 0.5%
c	Rackspace Hosting Inc., senior note, 144A, 8.625%, 11/15/24	United States	666,000	581,085

	Leisure Products 0.6%
	Mattel Inc.,
	senior bond, 6.20%, 10/01/40	United States	70,000	56,350
	senior bond, 5.45%, 11/01/41	United States	181,000	133,940
	[b,c] senior note, 144A, 6.75%, 12/31/25	United States	517,000	510,388

				700,678

	Media 4.5%
c	The McClatchy Co., 144A,
	senior secured bond, 6.875%, 7/15/31	United States	566,000	653,730
	[b] senior secured note, 9.00%, 7/15/26	United States	1,485,000	1,466,437
c,d	Postmedia Network Inc., secured note, second lien, 144A, PIK, 10.25%, 7/15/23	Canada	537,147	564,004
b,c	Univision Communications Inc., senior secured note, 144A, 5.125%, 2/15/25	United States	819,000	754,111
c	Worldwide Media Services Group Inc., sub. note, 144A, zero cpn., 12/01/24	United States	2,564,883	1,821,067

				5,259,349

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Oil, Gas & Consumable Fuels 2.2%
e,f	EP PetroEcuador via Noble Sovereign Funding I Ltd., secured note, FRN, Reg S, 8.227%, (3-Month USD LIBOR + 5.63%), 9/24/19	Ecuador	26,316	$26,447
c	Moss Creek Resources Holdings Inc., senior note, 144A, 10.50%, 5/15/27	United States	447,000	414,593
	Petrobras Global Finance BV,
	senior bond, 6.90%, 3/19/49	Brazil	117,000	117,117
	senior note, 6.25%, 3/17/24	Brazil	61,000	66,330
	senior note, 8.75%, 5/23/26	Brazil	109,000	131,601
	Petroleos Mexicanos,
	senior bond, 5.50%, 1/21/21	Mexico	234,000	240,903
	senior note, 4.875%, 1/24/22	Mexico	181,000	183,787
	senior note, 3.50%, 1/30/23	Mexico	136,000	131,118
	senior note, 4.625%, 9/21/23	Mexico	226,000	225,633
c	Sable Permian Resources Land LLC / AEPB Finance Corp., 144A,
	secured note, 8.00%, 6/15/20	United States	290,000	242,150
	[b] senior secured note, first lien, 13.00%, 11/30/20	United States	800,000	768,000

				2,547,679

	Specialty Retail 1.5%
	Bed Bath & Beyond Inc., senior bond, 5.165%, 8/01/44	United States	448,000	321,164
c	Carvana Co., senior note, 144A, 8.875%, 10/01/23	United States	731,000	726,892
c	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	300,000	270,000
c	Staples Inc., senior secured note, 144A, 7.50%, 4/15/26	United States	476,000	455,770

				1,773,826

	Total Corporate Bonds and Notes (Cost $26,184,799)			26,896,465

	Corporate Bonds and Notes in Reorganization 1.1%
	Electric Utilities 1.1%
g	Pacific Gas & Electric Co.,
	senior bond, 2.95%, 3/01/26	United States	152,000	134,900
	senior bond, 3.30%, 3/15/27	United States	107,000	95,230
	senior bond, 5.80%, 3/01/37	United States	21,000	20,947
	senior bond, 5.40%, 1/15/40	United States	324,000	318,128
	senior bond, 4.45%, 4/15/42	United States	35,000	32,200
	senior note, 2.45%, 8/15/22	United States	62,000	57,040
	[c] senior note, 144A, 4.25%, 8/01/23	United States	73,000	69,350
	senior note, 3.30%, 12/01/27	United States	389,000	344,265
	[c] senior note, 144A, 4.65%, 8/01/28	United States	163,000	156,480

				1,228,540

	Oil, Gas & Consumable Fuels 0.0%†
e,g	Petroleos de Venezuela SA, senior note, Reg S, 6.00%, 10/28/22	Venezuela	98,020	17,644

	Total Corporate Bonds and Notes in Reorganization (Cost $1,182,756)			1,246,184

f,h	Senior Floating Rate Interests 2.4%
	Communications Equipment 0.1%
	Riverbed Technology Inc., Term Loan B, 5.69%, (1-Month USD LIBOR + 3.25%), 4/24/22	United States	181,693	151,486

	Containers & Packaging 0.1%
i	Flex Acquisition Co. Inc., Term Loan B, 5.876%, (1-Month USD LIBOR + 3.25%), 6/29/25	United States	78,908	76,107

	Diversified Consumer Services 0.2%
	Advantage Sales & Marketing Inc.,
	Term Loan, 5.689%, (1-Month USD LIBOR + 3.25%), 7/23/21	United States	150,836	130,662
	Term Loan B2, 5.689%, (1-Month USD LIBOR + 3.25%), 7/23/21	United States	109,391	94,760

				225,422

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
f,h	Senior Floating Rate Interests (continued)
	Diversified Telecommunication Services 1.1%
i	CenturyLink Inc., Term Loan B, 5.189%, (3-Month USD LIBOR + 2.75%), 1/31/25	United States	511,754		$498,694
	Digicel International Finance Ltd., Term Loan B, 5.78%, (1-Month USD LIBOR + 3.25%), 5/27/24	Saint Lucia	167,174		150,457
	Frontier Communications Corp., Term Loan B1, 6.19%, (1-Month USD LIBOR + 3.75%), 6/15/24	United States	331,723		326,332
	Intelsat Jackson Holdings SA, Term Loan, 6.625%, 1/02/24	United States	347,489		348,683

					1,324,166

	IT Services 0.1%
i	GTT Communications Inc., Term Loan, 5.19%, (1-Month USD LIBOR + 2.75%), 5/31/25	United States	116,070		107,771

	Multiline Retail 0.4%
i	The Neiman Marcus Group LLC, Term Loan, 5.717%, (1-Month USD LIBOR + 3.25%), 10/25/20	United States	437,684		396,980

	Specialty Retail 0.4%
	Staples Inc., Term Loan B, 7.601%, (1-Month USD LIBOR + 5.00%), 4/16/26	United States	562,666		546,138

	Total Senior Floating Rate Interests (Cost $2,834,955)				2,828,070

	Foreign Government and Agency Securities 4.7%
	Argentina Treasury Bill, Strip,
	4/30/20	Argentina	4,350,070	ARS	102,025
	7/31/20	Argentina	2,733,783	ARS	55,732
	Government of Argentina,
	3.38% to 3/31/29, 4.74% thereafter, 12/31/38	Argentina	268,000	EUR	157,977
	senior bond, 3.38%, 12/31/38	Argentina	45,282	EUR	26,209
	[f] senior note, FRN, 68.805%, (ARLLMONP), 6/21/20	Argentina	1,733,578	ARS	38,946
	senior note, 6.875%, 4/22/21	Argentina	275,000		228,387
	[e] senior note, Reg S, 3.875%, 1/15/22	Argentina	200,000	EUR	170,481
	senior note, 5.625%, 1/26/22	Argentina	568,000		439,916
	senior note, 4.625%, 1/11/23	Argentina	113,000		83,621
e	Government of Bahrain, senior bond, Reg S, 7.00%, 1/26/26	Bahrain	200,000		212,462
	Government of Brazil, senior bond, 4.875%, 1/22/21	Brazil	200,000		206,800
e	Government of Ecuador, senior note, Reg S, 10.75%, 3/28/22	Ecuador	200,000		222,750
e	Government of Paraguay, senior bond, Reg S, 4.625%, 1/25/23	Paraguay	200,000		207,835
c	Government of Qatar, senior bond, 144A, 4.817%, 3/14/49	Qatar	200,000		220,500
	Government of Russia,
	senior bond, 7.25%, 5/10/34	Russia	72,300,000	RUB	1,037,422
	[e] senior note, Reg S, 5.00%, 4/29/20	Russia	100,000		102,026
	[e] senior note, Reg S, 4.50%, 4/04/22	Russia	200,000		207,971
e	Government of Saudi Arabia, Reg S,
	senior bond, 5.25%, 1/16/50	Saudi Arabia	200,000		220,708
	senior note, 2.375%, 10/26/21	Saudi Arabia	200,000		197,802
	Government of South Africa, senior bond,
	5.50%, 3/09/20	South Africa	215,000		218,408
	R186, 10.50%, 12/21/26	South Africa	8,454,562	ZAR	644,558
	Government of Turkey, senior bond, 7.00%, 6/05/20	Turkey	335,000		339,745
e	National Highways Authority of India, senior note, Reg S, 7.30%, 5/18/22	India	10,000,000	INR	140,574

	Total Foreign Government and Agency Securities (Cost $5,768,875)				5,482,855

	U.S. Government and Agency Securities 0.7%
	U.S. Treasury Bond, 3.00%, 2/15/48	United States	291,000		315,940
	U.S. Treasury Note, 2.25%, 4/30/24	United States	539,000		547,106

	Total U.S. Government and Agency Securities (Cost $830,017)				863,046

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities 37.7%
	Capital Markets 1.5%
	Citigroup Mortgage Loan Trust,
	[j] 2004-OPT1, M4, FRN, 3.435%, (1-Month USD LIBOR + 1.01%), 10/25/34	United States	588,602	$559,536
	2006-WF1, A2E, 4.894%, 3/25/36	United States	491,659	330,828
	[k] 2007-AR5, 2A1A, FRN, 4.606%, 4/25/37	United States	144,182	139,783
	[c,j] 2008-RR1, A1A1, 144A, FRN, 2.50%, (1-Month USD LIBOR + 0.07%), 1/25/37	United States	763,697	710,395

				1,740,542

	Diversified Financial Services 17.7%
k	Adjustable Rate Mortgage Trust, 2005-4, 3A1, FRN, 5.116%, 8/25/35	United States	87,926	88,071
	Alternative Loan Trust, 2005-J10, 2A4, 6.00%, 10/25/35	United States	471,879	368,341
c,j	Ashford Hospitality Trust, 2018-ASHF, E, 144A, FRN, 5.54%, (1-Month USD LIBOR + 3.10%), 4/15/35	United States	750,000	756,698
j	Asset Backed Securities Corp. Home Equity Loan Trust, 2001-HE1, M2, FRN, 4.165%, (1-Month USD LIBOR + 1.73%), 4/15/31	United States	421,674	428,050
	Bear Stearns ALT-A Trust, FRN,
	[k]2004-12, 2A4, 4.175%, 1/25/35	United States	351,900	346,015
	[j] 2004-6, B1, 5.28%, (1-Month USD LIBOR + 2.85%), 7/25/34	United States	346,495	371,518
c,j	Carlyle Global Market Strategies CLO Ltd., 2018-1A, CR, 144A, FRN, 5.342%, (3-Month USD LIBOR + 2.75%), 4/20/27	United States	2,500,000	2,494,283
c	Castlelake Aircraft Securitization Trust, 2018-1, A, 144A, 4.125%, 6/15/43	United States	640,572	653,447
	Chaseflex Trust, 2005-2, 1A1, 6.00%, 6/25/35	United States	536,179	515,641
	Citimortgage Alternative Loan Trust, 2007-A1, 2A1, 5.50%, 1/25/22	United States	43,831	43,582
c,j	Connecticut Avenue Securities Trust, 2019-R01, 2M2, 144A, FRN, 4.88%, (1-Month USD LIBOR + 2.45%), 7/25/31	United States	500,000	511,196
j,l	FNMA, 2011-11, SA, IO, FRN, 4.02%, (6.45% – 1-Month USD LIBOR), 11/25/41	United States	2,548,819	506,817
c,j	Freddie Mac Stacr Trust, 2019-FTR1, B2, 144A, FRN, 10.788%, (1-Month USD LIBOR + 8.35%), 1/25/48	United States	350,000	362,596
c,j	Goldentree Loan Management US CLO 1 Ltd., 2017-1A, D, 144A, FRN, 5.942%, (3-Month USD LIBOR + 3.35%), 4/20/29	United States	1,000,000	1,002,598
c,j	GPMT Ltd., 2019-FL2, D, 144A, FRN, 5.39%, (1-Month USD LIBOR + 2.95%), 2/22/36	United States	1,000,000	1,008,500
c,j	Grippen Park CLO Ltd., 2017-1A, D, 144A, FRN, 5.892%, (3-Month USD LIBOR + 3.30%), 1/20/30	United States	500,000	501,907
j	GSAMP Trust, 2004-HE2, M2, FRN, 3.849%, (1-Month USD LIBOR + 1.65%), 9/25/34	United States	151,063	151,260
c	GSMSC Pass-Through Trust, 144A, FRN,
	[j] 2009-4R, 2A3, 2.927%, (1-Month USD LIBOR + 0.45%), 12/26/36	United States	840,741	463,721
	[k] 2009-5R, 3A2, 5.50%, 10/26/35	United States	301,853	264,751
c,j	Home Partners of America Trust, 144A, FRN,
	2017-1, F, 5.971%, (1-Month USD LIBOR + 3.54%), 7/17/34	United States	500,000	502,367
	2018-1, E, 4.282%, (1-Month USD LIBOR + 1.85%), 7/17/37	United States	1,200,000	1,196,511
	JPMorgan Mortgage Acquisition Trust, 2007-CH2, AF2, 4.695%, 1/25/37	United States	190,128	138,029
c,j	KREF Ltd., 2018-FL1, D, 144A, FRN, 4.982%, (1-Month USD LIBOR + 2.55%), 6/15/36	United States	500,000	502,812
c,j	Madison Park Funding XXI Ltd., 2016-21A, B, 144A, FRN, 5.33%, (3-Month USD LIBOR + 2.75%), 7/25/29	United States	500,000	500,303
c,j	Madison Park Funding XXIII Ltd., 2017-23A, C, 144A, FRN, 4.932%, (3-Month USD LIBOR + 2.35%), 7/27/30	United States	500,000	500,691
	MASTR Adjustable Rate Mortgages Trust, FRN,
	[k] 2004-10, B1, 4.408%, 10/25/34	United States	561,309	347,878
	[j] 2006-OA1, 1A1, 2.64%, (1-Month USD LIBOR + 0.21%), 4/25/46	United States	429,275	397,507
j	Morgan Stanley ABS Capital I Inc. Trust, 2004-NC6, M3, FRN, 4.605%, (1-Month USD LIBOR + 2.18%), 7/25/34	United States	179,520	179,788

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
c,j	Morgan Stanley RE-REMIC Trust, 2013-R8, 2B2, 144A, FRN, 3.317%, (1-Month USD LIBOR + 0.42%), 9/26/36	United States	984,488	$691,153
j	National Collegiate Student Loan Trust, FRN,
	2006-1, A5, 2.78%, (1-Month USD LIBOR + 0.35%), 3/25/33	United States	169,764	162,983
	2006-4, A4, 2.74%, (1-Month USD LIBOR + 0.31%), 5/25/32	United States	250,000	236,874
c	Sapphire Aviation Finance I Ltd., 2018-1A, B, 144A, 5.926%, 3/15/40	United States	893,085	930,577
c,k	Seasoned Credit Risk Transfer Trust, 2016-1, M2, 144A, FRN, 3.75%, 9/25/55	United States	500,000	459,307
c	S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	883,333	901,421
k	STARM Mortgage Loan Trust, 2007-2, 4A1, FRN, 4.878%, 4/25/37	United States	110,635	90,908
j	Suntrust Alternative Loan Trust, 2005-1F, 1A1, FRN, 3.08%, (1-Month USD LIBOR + 0.65%), 12/25/35	United States	262,149	219,772
j	Terwin Mortgage Trust, 2003-6HE, M2, FRN, 5.055%, (1-Month USD LIBOR + 2.63%), 11/25/33	United States	156,271	141,239
c,j	TPG Real Estate Finance Issuer Ltd., 2018-FL2, D, 144A, FRN, 5.132%, (1-Month USD LIBOR + 2.70%), 11/15/37	United States	300,000	300,937
	Wells Fargo Alternative Loan Trust, 2007-PA3, 2A2, 6.00%, 7/25/37	United States	216,577	215,139
c	Wendys Funding LLC, 2018-1A, A2I, 144A, 3.573%, 3/15/48	United States	493,750	498,051
c,j	Westchester CLO Ltd., 2007-1A, E, 144A, FRN, 6.879%, (3-Month USD LIBOR + 4.30%), 8/01/22	United States	949,582	949,768

				20,903,007

	Mortgage Real Estate Investment Trusts (REITs) 18.5%
k	American Home Mortgage Assets Trust, 2005-1, 1A1, FRN, 4.357%, 11/25/35	United States	173,258	154,837
k	Banc of America Mortgage Trust, FRN,
	2005-K, 2A1, 4.489%, 12/25/35	United States	267,444	265,900
	2005-L, 1A1, 4.373%, 1/25/36	United States	236,747	220,246
	2005-L, 3A1, 4.648%, 1/25/36	United States	320,785	311,338
c,k	BCAP LLC Trust, 2010-RR1, 1A4, 144A, FRN, 4.179%, 3/26/37	United States	366,373	326,044
k	Bear Stearns ARM Trust, FRN,
	2002-11, 1A2, 4.438%, 2/25/33	United States	4,843	4,611
	2006-2, 4A1, 3.971%, 7/25/36	United States	66,093	61,207
c,j	BX Trust, 144A, FRN,
	2017-APPL, 5.59%, (1-Month USD LIBOR + 3.15%), 7/15/34	United States	1,530,000	1,538,676
	2017-SLCT, 5.59%, (1-Month USD LIBOR + 3.15%), 7/15/34	United States	637,500	641,890
	Countrywide Alternative Loan Trust,
	2005-73CB, 1A2, 6.25%, 1/25/36	United States	204,228	211,209
	[j] 2005-IM1, A1, FRN, 3.03%, (1-Month USD LIBOR + 0.60%), 1/25/36	United States	176,240	174,051
	2006-4CB, 2A3, 5.50%, 4/25/36	United States	96,669	96,294
	CS First Boston Mortgage Securities Corp.,
	2002-9, 1A2, 7.50%, 3/25/32	United States	502,748	577,177
	[k]2004-AR3, CB2, FRN, 4.739%, 4/25/34	United States	155,064	147,318
	[c,j] 2004-CF2, 2M2, 144A, FRN, 3.83%, (1-Month USD LIBOR + 1.40%), 5/25/44	United States	297,275	287,590
	CSMC Mortgage-Backed Trust, 2006-4, 9A1, 6.50%, 5/25/36	United States	856,087	494,533
c,k	FHLMC Seasoned Credit Risk Transfer Trust, 2017-2, M1, 144A, FRN, 4.00%, 8/25/56	United States	2,000,000	1,989,275
c,k	FHLMC Structured Agency Credit Risk Debt Notes, 144A, FRN,
	2017-SPI1, M2, 3.982%, 9/25/47	United States	150,000	144,627
	2018-SPI1, M2, 3.744%, 2/25/48	United States	693,000	648,466
	2018-SPI2, M2, 3.818%, 5/25/48	United States	350,000	333,514
	2018-SPI3, M2, 4.165%, 8/25/48	United States	400,000	389,773
	2018-SPI4, M2, 4.46%, 11/25/48	United States	850,000	840,480
k	First Horizon Alternative Mortgage Securities Trust, 2004-AA2, 2A1, FRN, 4.58%, 8/25/34	United States	423,744	425,913

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
	GSR Mortgage Loan Trust,
	2004-6F, 2A4, 5.50%, 5/25/34	United States	210,786	$218,467
	[k] 2004-9, B1, FRN, 4.299%, 8/25/34	United States	161,766	157,673
	[k] 2005-AR6, B1, FRN, 4.679%, 9/25/35	United States	644,356	590,905
	2007-1F, 1A1, 5.00%, 12/25/35	United States	233,456	256,907
	Home Equity Mortgage Trust, 2004-6, M2, 5.821%, 4/25/35	United States	89,067	89,013
	Impac CMB Trust,
	2004-4, 2A2, 4.639%, 9/25/34	United States	178,430	194,698
	[j] 2004-8, 3B, FRN, 5.055%, (1-Month USD LIBOR + 2.63%), 8/25/34	United States	170,830	169,249
	[j] 2005-2, 2B, FRN, 4.905%, (1-Month USD LIBOR + 2.48%), 4/25/35	United States	123,602	120,055
	[j] 2005-4, 2B1, FRN, 4.905%, (1-Month USD LIBOR + 2.48%), 5/25/35	United States	149,334	147,298
	[j] 2005-4, 2M1, FRN, 3.18%, (1-Month USD LIBOR + 0.75%), 5/25/35	United States	174,223	164,364
	[j] 2005-8, 2B, FRN, 4.68%, (1-Month USD LIBOR + 2.25%), 2/25/36	United States	147,856	145,227
	IndyMac INDX Mortgage Loan Trust, FRN,
	[j] 2004-AR14, 2A1A, 3.15%, (1-Month USD LIBOR + 0.72%), 1/25/35	United States	790,147	680,179
	[j] 2005-16IP, A1, 3.07%, (1-Month USD LIBOR + 0.64%), 7/25/45	United States	238,937	230,730
	[k] 2005-AR21, 4A1, 4.199%, 10/25/35	United States	446,647	429,105
	[j] 2006-AR12, A1, 2.62%, (1-Month USD LIBOR + 0.19%), 9/25/46	United States	129,379	123,236
	[j] 2006-AR29, A2, 2.51%, (1-Month USD LIBOR + 0.08%), 11/25/36	United States	181,629	175,005
k	J.P. Morgan Mortgage Trust,
	2006-A5, 6A1, FRN, 3.898%, 8/25/36	United States	382,112	351,707
	2006-A7, 2A3, FRN, 4.204%, 1/25/37	United States	162,529	157,737
	2007-A2, 2A1, FRN, 4.477%, 4/25/37	United States	243,139	229,630
	[c] 2019-2, B4, 144A, FRN, 4.689%, 8/25/49	United States	598,229	577,650
c,j	JPMorgan Chase Commercial Mortgage Securities Trust, 2018-ASH8, F, 144A, FRN, 6.44%, (1-Month USD LIBOR + 4.00%), 2/15/35	United States	1,000,000	1,012,208
	Lehman Mortgage Trust, 2005-3, 2A3, 5.50%, 1/25/36	United States	102,335	102,381
k	MASTR Seasoned Securitization Trust, 2004-1, 4A1, FRN, 4.625%, 10/25/32	United States	65,274	67,623
c,j	Motel 6 Trust, 2017-MTL6, E, 144A, FRN, 5.69%, (1-Month USD LIBOR + 3.25%), 8/15/34	United States	397,546	400,347
j	New Century Home Equity Loan Trust, 2003-4, M1, FRN, 3.555%, (1-Month USD LIBOR + 1.13%), 10/25/33	United States	622,612	626,734
k	Provident Funding Mortgage Loan Trust, FRN,
	2003-1, B1, 4.652%, 8/25/33	United States	73,525	71,550
	2004-1, B1, 4.858%, 4/25/34	United States	36,871	35,596
k	RALI Trust, FRN,
	2005-QA2, NB1, 4.281%, 2/25/35	United States	29,175	26,691
	2005-QA8, NB2, 4.105%, 7/25/35	United States	95,507	86,223
	2005-QA8, NB3, 5.054%, 7/25/35	United States	27,861	22,792
	Residential Asset Securitization Trust, 2006-A1, 1A1, 6.00%, 4/25/36	United States	436,379	320,308
k	RFMSI Trust, 2007-SA2, 3A, FRN, 5.138%, 4/25/37	United States	1,374,903	693,650
j	Securitized Asset Backed Receivables LLC Trust, 2004-OP2, A2, FRN, 3.13%, (1-Month USD LIBOR + 0.70%), 8/25/34	United States	199,024	193,754
k	Structured ARM Loan Trust, FRN,
	2004-2, 1A1, 5.218%, 3/25/34	United States	135,644	137,562
	2004-4, B1, 4.656%, 4/25/34	United States	454,608	422,700
k	Wachovia Mortgage Loan Trust LLC, 2005-B, 1A1, FRN, 4.533%, 10/20/35	United States	558,636	555,355
j	WaMu Mortgage Pass-Through Certificates Trust, 2007-OA3, 2A1A, FRN, 3.241%, (1 Year CMT + 0.76%), 4/25/47	United States	68,656	69,125
j	Washington Mutual Mortgage Pass-Through Certificates, 2006-4, 3A2B, FRN, 2.51%, (1-Month USD LIBOR + 0.08%), 5/25/36	United States	341,426	246,769
k	Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, FRN,
	2003-AR2, M, 3.878%, 5/25/33	United States	142,172	128,868
	2003-AR3, B1, 4.268%, 6/25/33	United States	313,682	292,899

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
	Wells Fargo Mortgage Backed Securities Trust,
	[k] 2004-G, B1, FRN, 4.792%, 6/25/34	United States	203,707		$193,426
	[k] 2005-AR2, 2A2, FRN, 5.147%, 3/25/35	United States	72,514		75,356
	2006-19, A4, 5.25%, 12/26/36	United States	222,501		223,527
	2007-3, 3B1, 5.50%, 4/25/22	United States	258,240		243,281

					21,742,529

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $43,047,895)				44,386,078

	Municipal Bonds in Reorganization 0.6%
	Puerto Rico 0.6%
g	Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A,
	5.50%, 7/01/39	United States	230,000		128,512
	5.00%, 7/01/41	United States	225,000		125,719
g	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	1,005,000		492,450

	Total Municipal Bonds in Reorganization (Cost $737,388)				746,681

		Number of Contracts	Notional Amount#
	Options Purchased 0.2%
	Calls – Exchange-Traded 0.0%†
	Beazer Homes USA Inc., November Strike Price $11.00, Expires 11/15/19	120	12,000		8,640
	Centene Corp., June Strike Price $60.00, Expires 6/21/19	24	2,400		4,920
	Centene Corp., June Strike Price $65.00, Expires 6/21/19	49	4,900		4,018
	Clearway Energy Inc., August Strike Price $17.50, Expires 8/16/19	160	16,000		1,600
	Tenneco Inc., A, January Strike Price $13.00, Expires 1/17/20	85	8,500		7,650

					26,828

	Puts – Exchange-Traded 0.2%
	Carvana Co., August Strike Price $50.00, Expires 8/16/19	39	3,900		15,600
	CNX Resources Corp., July Strike Price $10.00, Expires 7/19/19	90	9,000		20,745
	Edison International, June Strike Price $55.00, Expires 6/21/19	42	4,200		1,680
	Edison International, October Strike Price $50.00, Expires 10/18/19	35	3,500		5,845
	iShares 20+ Year Treasury Bond ETF, June Strike Price $114.00, Expires 6/21/19	169	16,900		169
	S&P 500 Index, June Strike Price $2,600.00, Expires 6/21/19	72	7,200		64,800
	Southwestern Energy Co., June Strike Price $4.00, Expires 6/21/19	148	14,800		6,956
	SPDR S&P 500 ETF Trust, July Strike Price $280.00, Expires 7/19/19	91	9,100		84,630
	Sprint Corp., August Strike Price $7.00, Expires 8/16/19	59	5,900		6,225
	Sprint Corp., January Strike Price $5.00, Expires 1/17/20	179	17,900		10,740

					217,390

	Total Options Purchased (Cost $194,615)				244,218

	Total Investments before Short Term Investments (Cost $84,013,555)				86,134,480

		Country	Principal Amount*
	Short Term Investments 23.6%
	Foreign Government and Agency Securities (Cost $191,935) 0.2%
m	Argentina Treasury Bill, 6/28/19	Argentina	7,960,873	ARS	211,872

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Short Term Investments (continued)
	Convertible Bonds (Cost $557,136) 0.4%
	Metals & Mining 0.4%
	Royal Gold Inc., senior note, 2.875%, 6/15/19	United States	555,000		$555,028

n	Credit-Linked Notes 0.4%
c	HSBC Bank PLC, (Egypt Treasury Bill), 144A, zero cpn., 11/07/19	United Kingdom	4,450,000	EGP	247,470
	Goldman Sachs International, senior note, (Nigeria OMO Bill), zero cpn., 9/30/19	United States	84,967,000	NGN	226,870

	Total Credit-Linked Notes (Cost $468,468)				474,340

	Total Investments before Money Market Funds and Repurchase Agreements (Cost $85,231,094)				87,375,720

			Shares
	Money Market Funds (Cost $23,296,955) 19.7%
o	Fidelity Investments Money Market Government Portfolio, Institutional, 2.27%	United States	23,296,955		23,296,955

			Principal Amount*
	Repurchase Agreements (Cost $3,412,487) 2.9%
p	Joint Repurchase Agreement, 2.480%, 6/03/19 (Maturity Value $3,413,193)	United States	3,412,487		3,412,487

BNP Paribas Securities Corp. (Maturity Value $2,951,798)

Deutsche Bank Securities Inc. (Maturity Value $362,993)

HSBC Securities (USA) Inc. (Maturity Value $98,402)
Collateralized by U.S. Government Agency Securities, 4.50%, 1/20/40; and U.S. Treasury Notes, 2.00% – 3.125%, 5/15/21 – 7/31/22; (valued at $3,481,979)

	Total Investments (Cost $111,940,536) 96.7%				$114,085,162
	Options Written (0.0)%†				(55,169)
	Securities Sold Short (9.3)%				(10,915,280)
	Other Assets, less Liabilities 12.6%				14,916,317

	Net Assets 100.0%				$118,031,030

		Number of Contracts	Notional Amount#
q	Options Written (0.0)%†
	Puts – Exchange-Traded (0.0)%†
	Edison International, June Strike Price $47.50, Expires 6/21/19	42	4,200		(525)
	Edison International, October Strike Price $40.00, Expires 10/18/19	35	3,500		(1,820)
	SPDR S&P 500 ETF Trust, July Strike Price $265.00, Expires 7/19/19	142	14,200		(52,824)

	Total Options Written (Premiums Received $48,144)				(55,169)

		Country	Shares
r	Securities Sold Short (9.3)%
	Common Stocks (0.3)%
	Equity Real Estate Investment Trusts (REITs) (0.1)%
	Seritage Growth Properties, A	United States	3,271		(136,793)

	Internet & Direct Marketing Retail (0.2)%
	Wayfair Inc., A	United States	1,423		(204,926)

	Total Common Stocks (Proceeds $284,558)				(341,719)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Shares		Value
r	Securities Sold Short (continued)
	Exchange Traded Funds (Proceeds $2,341,774) (2.0)%
	Invesco Senior Loan ETF	United States	103,510		$(2,343,466)

			Principal Amount*
	Corporate Bonds and Notes (6.4)%
	Aerospace & Defense (0.0)%†
	Triumph Group Inc., senior note, 7.75%, 8/15/25	United States	25,000		(24,250)

	Auto Components (0.2)%
c	Drivetime Automotive Group Inc. / Bridgecrest Acceptance Corp., senior secured note, 144A, 8.00%, 6/01/21	United States	179,000		(181,685)

	Automobiles (0.1)%
e	Jaguar Land Rover Automotive PLC, Reg S, 5.625%, 2/01/23	United Kingdom	150,000		(146,063)

	Banks (0.1)%
e,f,s	China Minsheng Banking Corp. Ltd., junior sub. note, Reg S, FRN, 4.95%, (US 5 Year CMT T-Note + 3.15%), Perpetual	China	88,000		(85,159)
e,f,s	China Zheshang Bank Co. Ltd., junior sub. note, Reg S, FRN, 5.45%, (US 5 Year CMT T-Note + 3.52%), Perpetual	China	72,000		(68,527)

					(153,686)

	Commercial Services & Supplies (0.2)%
e	Intrum AB, senior note, Reg S, 3.125%, 7/15/24	Sweden	200,000	EUR	(218,379)

	Communications Equipment (0.1)%
c	Viasat Inc., senior note, 144A, 5.625%, 9/15/25	United States	127,000		(123,825)

	Containers & Packaging (0.0)%†
c	Flex Acquisition Co. Inc., senior note, 144A, 7.875%, 7/15/26	United States	23,000		(20,758)

	Diversified Telecommunication Services (0.2)%
	Hughes Satellite Systems Corp., senior note, 6.625%, 8/01/26	United States	183,000		(183,000)

	Energy Equipment & Services (0.3)%
	Precision Drilling Corp., senior note,
	5.25%, 11/15/24	Canada	364,000		(325,780)
	[c] 144A, 7.125%, 1/15/26	Canada	10,000		(9,550)

					(335,330)

	Health Care Providers & Services (0.6)%
c	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, senior note, 144A, 5.75%, 8/01/22	United States	896,000		(734,451)

	Hotels, Restaurants & Leisure (0.1)%
e	Thomas Cook Group PLC, senior note, Reg S, 6.25%, 6/15/22	United Kingdom	200,000	EUR	(82,406)

	Independent Power & Renewable Electricity Producers (0.4)%
	NRG Energy Inc.,
	[c] senior bond, 144A, 5.25%, 6/15/29	United States	66,000		(67,909)
	senior note, 5.75%, 1/15/28	United States	438,000		(459,873)

					(527,782)

	IT Services (0.4)%
c	GTT Communications Inc., senior note, 144A, 7.875%, 12/31/24	United States	551,000		(465,595)

	Machinery (0.2)%
e	Loxam SAS, senior sub. note, Reg S, 6.00%, 4/15/25	France	151,000	EUR	(178,618)
e	Tereos Finance Groupe I SA, senior note, Reg S, 4.125%, 6/16/23	France	100,000	EUR	(92,358)

					(270,976)

	Media (1.3)%
	Altice Luxembourg SA, senior bond,
	[e] Reg S, 6.25%, 2/15/25	Luxembourg	525,000	EUR	(565,305)
	[c] 144A, 7.625%, 2/15/25	Luxembourg	358,000		(330,953)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
r	Securities Sold Short (continued)
	Corporate Bonds and Notes (continued)
	Media (continued)
c	MDC Partners Inc., senior note, 144A, 6.50%, 5/01/24	United States	385,000		$(354,200)
e	Virgin Media Finance PLC, senior note, Reg S, 4.50%, 1/15/25	United Kingdom	255,000	EUR	(294,426)

					(1,544,884)

	Metals & Mining (0.1)%
c	First Quantum Minerals Ltd., senior note, 144A,
	7.25%, 5/15/22	Zambia	60,000		(57,225)
	7.25%, 4/01/23	Zambia	72,000		(65,970)

					(123,195)

	Multiline Retail (0.1)%
	Kohl’s Corp., senior bond, 4.25%, 7/17/25	United States	89,000		(92,129)

	Oil, Gas & Consumable Fuels (1.7)%
	Antero Resources Corp., senior note, 5.00%, 3/01/25	United States	411,000		(391,477)
	Chesapeake Energy Corp., senior note, 8.00%, 6/15/27	United States	746,000		(663,940)
	Southwestern Energy Co.,
	senior bond, 7.75%, 10/01/27	United States	853,000		(818,880)
	senior note, 7.50%, 4/01/26	United States	72,000		(69,480)

					(1,943,777)

	Specialty Retail (0.0)%†
	Bed Bath & Beyond Inc., senior bond, 3.749%, 8/01/24	United States	55,000		(50,822)

	Wireless Telecommunication Services (0.3)%
e	Softbank Group Corp., senior bond, Reg S, 5.125%, 9/19/27	Japan	300,000		(297,819)

	Total Corporate Bonds and Notes (Proceeds $7,941,186)				(7,520,812)

	Foreign Government and Agency Securities (Proceeds $563,723) (0.5)%
e	Italian Treasury Bond, senior bond, Reg S, 3.00%, 8/01/29	Italy	491,000	EUR	(566,959)

	U.S. Government and Agency Securities (0.1)%
	U.S. Treasury Bond, 3.00%, 2/15/49	United States	1,000		(1,089)
	U.S. Treasury Note, 2.875%, 5/15/28	United States	133,000		(141,235)

	Total U.S. Government and Agency Securities (Proceeds $134,886)				(142,324)

	Total Securities Sold Short (Proceeds $11,266,127)				$(10,915,280)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and/or open written option contracts. At May 31, 2019, the aggregate value of these securities and/or cash pledged amounted to $6,242,663, representing 5.3% of net assets.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the net value of these securities was $46,226,672, representing 39.2% of net assets.

dIncome may be received in additional securities and/or cash.

eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the net value of these securities was $(578,971), representing (0.5)% of net assets.

fThe coupon rate shown represents the rate at period end.

gSee Note 7 regarding defaulted securities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

hSee Note 1(h) regarding senior floating rate interests.

iSee Note 8 regarding unfunded loan commitments.

jThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

kAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

lInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

mThe security was issued on a discount basis with no stated coupon rate.

nSee Note 1(f) regarding credit-linked notes.

oThe rate shown is the annualized seven-day yield at period end.

pSee Note 1(c) regarding joint repurchase agreement.

qSee Note 1(d) regarding written options.

rSee Note 1(g) regarding securities sold short.

sPerpetual security with no stated maturity date.

At May 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
S&P 500 E-Mini Index	Short	2	$275,260	6/21/19	$236
Interest Rate Contracts
Euro BUXL 30 Yr. Bond	Short	1	218,940	6/06/19	(15,514)
U.S. Treasury Long Bond	Long	1	153,719	9/19/19	2,623

					(12,891)

Total Futures Contracts					$(12,655)

*As of period end.

At May 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Brazilian Real	JPHQ	Buy	5,180,134	1,308,430		6/04/19	$11,212	$—
Brazilian Real	JPHQ	Sell	5,180,134	1,299,958		6/04/19	—	(19,684)
Argentine Peso	JPHQ	Buy	6,980,876	149,515		6/07/19	4,652	—
Argentine Peso	JPHQ	Sell	6,980,876	155,823		6/07/19	1,656	—
Argentine Peso	JPHQ	Buy	6,980,876	154,137		6/14/19	—	(1,733)
Colombian Peso	JPHQ	Buy	1,808,749,152	582,140		6/19/19	—	(47,335)
Colombian Peso	JPHQ	Sell	1,808,749,152	532,142		6/19/19	—	(2,664)
Hungarian Forint	JPHQ	Sell	32,828,256	104,616	EUR	6/19/19	7,565	(3,500)
Euro	JPHQ	Buy	920,470	1,035,446		6/19/19	1,564	(6,988)
Euro	JPHQ	Sell	921,281	1,054,303		6/19/19	23,373	—
Euro	JPHQ	Sell	103,805	32,828,256	HUF	6/19/19	2,688	(5,846)
Hungarian Forint	JPHQ	Buy	87,466,508	318,772		6/19/19	—	(17,696)
Hungarian Forint	JPHQ	Sell	87,466,508	313,371		6/19/19	12,295	—
Indian Rupee	JPHQ	Buy	10,211,266	145,917		6/19/19	296	—
Indian Rupee	JPHQ	Sell	10,211,266	141,572		6/19/19	—	(4,641)
Indonesian Rupiah	JPHQ	Buy	12,655,836,324	882,089		6/19/19	2,389	—
Indonesian Rupiah	JPHQ	Sell	12,655,836,324	884,898		6/19/19	437	(17)
Mexican Peso	JPHQ	Buy	7,827,021	396,239		6/19/19	1,751	—
Mexican Peso	JPHQ	Sell	7,827,021	403,491		6/19/19	5,501	—
Russian Ruble	JPHQ	Buy	34,516,686	526,352		6/19/19	48	(157)
Russian Ruble	JPHQ	Sell	34,516,686	523,028		6/19/19	1,028	(4,242)
South African Rand	JPHQ	Buy	11,652,449	798,805		6/19/19	2,584	(3,360)
South African Rand	JPHQ	Sell	11,652,449	808,585		6/19/19	10,673	(117)
Turkish Lira	JPHQ	Buy	1,427,888	238,928		6/19/19	3,447	—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Turkish Lira	JPHQ	Sell	2,111,171	351,740	6/19/19	$2,211	$(8,828)
Euro	JPHQ	Sell	300,000	338,098	6/28/19	2,152	(24)
Brazilian Real	JPHQ	Buy	2,590,067	641,122	7/02/19	17,001	—
Colombian Peso	JPHQ	Buy	1,808,749,152	529,571	9/18/19	2,511	—
Euro	JPHQ	Sell	509,093	572,400	9/18/19	—	(1,561)
Indian Rupee	JPHQ	Sell	10,211,266	144,288	9/18/19	—	(489)
Indonesian Rupiah	JPHQ	Buy	2,997,688,158	206,197	9/18/19	883	—
Indonesian Rupiah	JPHQ	Sell	9,658,148,166	664,338	9/18/19	—	(2,847)
Russian Ruble	JPHQ	Sell	32,432,494	488,471	9/18/19	327	—
South African Rand	JPHQ	Sell	10,004,091	675,047	9/18/19	—	(2,397)

Total Forward Exchange Contracts						$118,244	$(134,126)

Net unrealized appreciation (depreciation)							$(15,882)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At May 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency		Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of Mexico	(1.00)%	Quarterly		6/20/23	$449,000		$720	$(63)	$783
Government of Mexico	(1.00)%	Quarterly		12/20/23	436,000		3,460	5,228	(1,768)
Government of South Africa	(1.00)%	Quarterly		6/20/24	900,000		42,406	39,510	2,896
Government of South Africa	(1.00)%	Quarterly		6/20/22	376,000		5,415	19,788	(14,373)
Government of South Korea	(1.00)%	Quarterly		6/20/24	405,474		(12,242)	(13,756)	1,514
Government of Turkey	(1.00)%	Quarterly		6/20/24	462,000		74,210	46,375	27,835
Government of Turkey	(1.00)%	Quarterly		6/20/22	6,000		616	316	300
Traded Index
CDX.NA.HY.25	(5.00)%	Quarterly		12/20/20	1,357,800		(62,202)	13,578	(75,780)
CDX.NA.HY.31	(5.00)%	Quarterly		12/20/23	2,211,600		(122,471)	(161,100)	38,629
Contracts to Sell Protection[c,d]
Single Name
Government of Russia	1.00%	Quarterly		6/20/24	865,000		(12,222)	(13,426)	1,204	BBB-
Government of South Africa	1.00%	Quarterly		12/20/22	184,000		(3,949)	(3,412)	(537)	BB
Government of Turkey	1.00%	Quarterly		12/20/22	136,000		(16,016)	(6,150)	(9,866)	B+

Total Centrally Cleared Swap Contracts							$(102,275)	$(73,112)	$(29,163)

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name			Counterparty
Altice Luxembourg S.A.	(5.00)%	Quarterly	BZWS	12/20/22	18,000	EUR	(952)	251	(1,203)
Altice Luxembourg S.A.	(5.00)%	Quarterly	BZWS	12/20/22	74,000	EUR	(3,914)	779	(4,693)
Altice Luxembourg S.A.	(5.00)%	Quarterly	CITI	6/20/24	66,000	EUR	119	1,808	(1,689)
Altice Luxembourg S.A.	(5.00)%	Quarterly	GSCO	6/20/24	66,000	EUR	119	1,808	(1,689)
Altice Luxembourg S.A.	(5.00)%	Quarterly	JPHQ	12/20/22	94,000	EUR	(4,972)	1,629	(6,601)

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Avis Budget Group Inc.	(5.00)%	Quarterly	GSCO	12/20/22	10,000		$(1,139)	$(522)	$(617)
Avis Budget Group Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	78,000		(8,888)	(5,406)	(3,482)
Avis Budget Group Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	75,000		(8,546)	(3,091)	(5,455)
Casino Guichard-Perrachon	(1.00)%	Quarterly	GSCO	6/20/24	24,000	EUR	5,600	4,943	657
Caterpillar Financial Services Corp.	(1.00)%	Quarterly	JPHQ	6/20/21	618,000		(11,606)	1,076	(12,682)
CenturyLink Inc.	(1.00)%	Quarterly	BZWS	12/20/23	63,000		6,004	6,305	(301)
CenturyLink Inc.	(1.00)%	Quarterly	BZWS	12/20/23	63,000		6,004	6,366	(362)
CenturyLink Inc.	(1.00)%	Quarterly	CITI	12/20/23	38,000		3,622	3,736	(114)
CenturyLink Inc.	(1.00)%	Quarterly	CITI	12/20/23	63,000		6,004	6,413	(409)
CenturyLink Inc.	(1.00)%	Quarterly	GSCO	12/20/23	63,000		6,004	6,242	(238)
CenturyLink Inc.	(1.00)%	Quarterly	JPHQ	12/20/23	89,000		8,483	8,939	(456)
Dean Foods Co.	(5.00)%	Quarterly	GSCO	12/20/19	125,000		8,079	9,217	(1,138)
Dean Foods Co.	(5.00)%	Quarterly	GSCO	3/20/20	37,000		3,391	3,762	(371)
Frontier Communications Corp.	(5.00)%	Quarterly	BZWS	12/20/21	232,000		65,285	64,583	702
Frontier Communications Corp.	(5.00)%	Quarterly	GSCO	12/20/21	65,000		18,291	18,532	(241)
Frontier Communications Corp.	(5.00)%	Quarterly	GSCO	12/20/22	2,000		713	514	199
Frontier Communications Corp.	(5.00)%	Quarterly	GSCO	12/20/22	56,000		19,953	13,152	6,801
Frontier Communications Corp.	(5.00)%	Quarterly	GSCO	12/20/22	94,000		33,493	22,426	11,067
Frontier Communications Corp.	(5.00)%	Quarterly	JPHQ	12/20/21	26,000		7,316	7,267	49
Frontier Communications Corp.	(5.00)%	Quarterly	JPHQ	12/20/22	10,000		3,563	2,107	1,456
Frontier Communications Corp.	(5.00)%	Quarterly	JPHQ	12/20/22	49,000		17,459	10,916	6,543
Frontier Communications Corp.	(5.00)%	Quarterly	JPHQ	12/20/22	94,000		33,493	22,339	11,154
Frontier Communications Corp.	(5.00)%	Quarterly	MSCS	12/20/22	82,000		29,218	23,600	5,618
The Hertz Corp.	(5.00)%	Quarterly	BZWS	6/20/20	62,000		(3,272)	(165)	(3,107)
The Hertz Corp.	(5.00)%	Quarterly	BZWS	12/20/21	27,000		(1,146)	121	(1,267)
The Hertz Corp.	(5.00)%	Quarterly	BZWS	12/20/21	68,000		(2,885)	757	(3,642)
The Hertz Corp.	(5.00)%	Quarterly	BZWS	6/20/22	102,000		(2,038)	9,187	(11,225)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	6/20/20	59,000		(3,114)	—	(3,114)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	12/20/20	138,000		(8,312)	(376)	(7,936)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	12/20/20	96,000		(5,782)	(263)	(5,519)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	12/20/20	41,000		(2,469)	(112)	(2,357)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	12/20/21	68,000		(2,885)	(1,230)	(1,655)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	12/20/21	68,000		(2,885)	1,204	(4,089)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	12/20/21	68,000		(2,885)	1,352	(4,237)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	12/20/21	136,000		(5,771)	1,512	(7,283)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	6/20/22	68,000		(1,359)	2,549	(3,908)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	6/20/22	69,000		(1,379)	3,650	(5,029)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	6/20/22	42,000		(839)	3,781	(4,620)
The Hertz Corp.	(5.00)%	Quarterly	GSCO	6/20/24	274,000		25,773	25,773	—
The Hertz Corp.	(5.00)%	Quarterly	JPHQ	12/20/20	98,000		(5,903)	(1,851)	(4,052)
The Hertz Corp.	(5.00)%	Quarterly	MSCS	6/20/22	22,000		(440)	2,634	(3,074)
Intrum AB	(5.00)%	Quarterly	BZWS	6/20/24	65,000	EUR	(3,762)	(5,449)	1,687
Intrum AB	(5.00)%	Quarterly	BZWS	6/20/24	25,000	EUR	(1,447)	(1,677)	230

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Intrum AB	(5.00)%	Quarterly	CITI	6/20/24	38,000	EUR	$(2,200)	$(2,644)	$444
Itochu Corp.	(1.00)%	Quarterly	GSCO	6/20/22	17,300,000	JPY	(4,066)	(3,166)	(900)
Itochu Corp.	(1.00)%	Quarterly	JPHQ	6/20/22	4,307,000	JPY	(1,012)	(813)	(199)
Jaguar Land Rover Automotive PLC	(5.00)%	Quarterly	BZWS	12/20/23	60,000	EUR	1,753	5,360	(3,607)
Jaguar Land Rover Automotive PLC	(5.00)%	Quarterly	JPHQ	12/20/23	60,000	EUR	1,753	8,367	(6,614)
JFE Holdings Inc.	(1.00)%	Quarterly	GSCO	6/20/22	5,746,000	JPY	(1,207)	(1,085)	(122)
JFE Holdings Inc.	(1.00)%	Quarterly	JPHQ	6/20/22	3,802,000	JPY	(799)	(729)	(70)
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	12/20/22	64,000		22,010	26,822	(4,812)
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	6/20/24	38,000		16,072	16,314	(242)
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	GSCO	6/20/23	24,000		9,154	3,467	5,687
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	GSCO	6/20/23	62,000		23,648	10,504	13,144
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	GSCO	6/20/23	99,000		37,760	14,188	23,572
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	12,000		4,127	2,876	1,251
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	MSCS	12/20/19	32,000		1,682	2,150	(468)
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	MSCS	12/20/19	42,000		2,207	2,505	(298)
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	MSCS	12/20/23	21,000		8,489	6,060	2,429
Kimco Realty Corp.	(1.00)%	Quarterly	JPHQ	6/20/24	121,000		(159)	279	(438)
Kohl’s Corp.	(1.00)%	Quarterly	GSCO	6/20/24	1,051,000		36,943	12,070	24,873
Lloyds Bank PLC	(1.00)%	Quarterly	BOFA	12/20/22	196,000	EUR	(1,784)	(1,723)	(61)
Lloyds Bank PLC	(1.00)%	Quarterly	GSCO	12/20/23	210,000	EUR	(256)	324	(580)
Lloyds Bank PLC	(1.00)%	Quarterly	GSCO	6/20/24	127,000	EUR	(3,336)	999	(4,335)
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	12/20/22	196,000	EUR	(1,784)	(1,877)	93
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	12/20/23	67,000	EUR	(82)	1,007	(1,089)
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	6/20/24	121,000	EUR	7,169	7,169	—
Marubeni Corp.	(1.00)%	Quarterly	GSCO	6/20/22	27,269,000	JPY	(5,599)	(4,128)	(1,471)
Marubeni Corp.	(1.00)%	Quarterly	JPHQ	6/20/22	6,291,000	JPY	(1,292)	(1,006)	(286)
MBIA Inc.	(5.00)%	Quarterly	GSCO	12/20/23	116,000		(13,560)	(4,368)	(9,192)
MBIA Inc.	(5.00)%	Quarterly	GSCO	12/20/23	35,000		(4,091)	(1,560)	(2,531)
MBIA Inc.	(5.00)%	Quarterly	JPHQ	6/20/21	269,000		(23,971)	(17,579)	(6,392)
MBIA Inc.	(5.00)%	Quarterly	JPHQ	12/20/23	23,000		(2,689)	(848)	(1,841)
Mitsui O.S.K. Lines Ltd.	(1.00)%	Quarterly	JPHQ	6/20/22	9,678,000	JPY	(612)	(455)	(157)
Mitsui O.S.K. Lines Ltd.	(1.00)%	Quarterly	JPHQ	6/20/22	3,618,000	JPY	(229)	(171)	(58)
Nordstrom Inc.	(1.00)%	Quarterly	BOFA	6/20/24	61,000		3,492	3,369	123
Nordstrom Inc.	(1.00)%	Quarterly	CITI	6/20/24	61,000		3,492	3,164	328
Nordstrom Inc.	(1.00)%	Quarterly	GSCO	6/20/24	61,000		3,492	3,241	251
Nordstrom Inc.	(1.00)%	Quarterly	GSCO	6/20/24	60,800		3,481	3,439	42
Nordstrom Inc.	(1.00)%	Quarterly	GSCO	6/20/24	121,000		6,927	6,413	514
Novafives SAS	(5.00)%	Quarterly	BZWS	12/20/23	100,000	EUR	508	6,826	(6,318)
NRG Energy Inc.	(5.00)%	Quarterly	GSCO	6/20/24	24,000		(4,180)	(4,230)	50
Pizzaexpress Financing 1 PLC	(5.00)%	Quarterly	GSCO	12/20/20	61,000	EUR	18,499	13,909	4,590
Simon Property Group LP	(1.00)%	Quarterly	JPHQ	6/20/24	301,000		(4,965)	(4,231)	(734)

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Simon Property Group LP	(1.00)%	Quarterly	JPHQ	6/20/24	181,000		$(2,985)	$(2,544)	$(441)
Simon Property Group LP	(1.00)%	Quarterly	JPHQ	6/20/24	60,000		(990)	(931)	(59)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	12/20/23	12,747,000	JPY	3,345	4,827	(1,482)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	12/20/23	12,747,000	JPY	3,345	5,126	(1,781)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/24	12,747,000	JPY	4,414	5,039	(625)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/24	25,494,000	JPY	8,827	8,302	525
Softbank Group Corp.	(1.00)%	Quarterly	GSCO	12/20/23	12,747,000	JPY	3,345	5,030	(1,685)
Sprint Corp.	(5.00)%	Quarterly	JPHQ	12/20/23	90,000		(9,252)	(7,894)	(1,358)
Staples Inc.	(5.00)%	Quarterly	BOFA	6/20/24	39,000		2,078	1,423	655
Staples Inc.	(5.00)%	Quarterly	BZWS	6/20/24	39,000		2,078	152	1,926
Staples Inc.	(5.00)%	Quarterly	BZWS	6/20/24	25,000		1,332	804	528
Staples Inc.	(5.00)%	Quarterly	BZWS	6/20/24	65,000		3,464	3,560	(96)
Staples Inc.	(5.00)%	Quarterly	CITI	6/20/24	25,000		1,332	985	347
Staples Inc.	(5.00)%	Quarterly	CITI	6/20/24	38,000		2,025	1,479	546
Staples Inc.	(5.00)%	Quarterly	CITI	6/20/24	125,000		6,661	3,790	2,871
Staples Inc.	(5.00)%	Quarterly	JPHQ	6/20/24	61,000		3,250	(1,090)	4,340
Staples Inc.	(5.00)%	Quarterly	JPHQ	6/20/24	25,000		1,332	912	420
Thomas Cook Group PLC	(5.00)%	Quarterly	BZWS	12/20/20	42,000	EUR	23,650	3,602	20,048
Thomas Cook Group PLC	(5.00)%	Quarterly	CITI	12/20/20	36,000	EUR	20,272	2,977	17,295
Transocean Inc.	(5.00)%	Quarterly	BZWS	6/20/22	2,000		(24)	48	(72)
Transocean Inc.	(5.00)%	Quarterly	BZWS	12/20/23	17,000		685	2,020	(1,335)
Transocean Inc.	(1.00)%	Quarterly	BZWS	6/20/24	17,000		3,831	2,409	1,422
Transocean Inc.	(5.00)%	Quarterly	GSCO	6/20/22	43,000		(518)	1,288	(1,806)
Transocean Inc.	(5.00)%	Quarterly	GSCO	6/20/23	98,000		1,878	(2,656)	4,534
Transocean Inc.	(5.00)%	Quarterly	GSCO	6/20/23	109,000		2,089	(2,104)	4,193
Transocean Inc.	(5.00)%	Quarterly	GSCO	6/20/23	34,000		652	(1,807)	2,459
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/23	60,000		2,418	(5,219)	7,637
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/23	60,000		2,418	(4,837)	7,255
Contracts to Sell Protection[c,d]
Single Name
Avis Budget Group Inc.	5.00%	Quarterly	BZWS	12/20/22	27,000		3,077	1,878	1,199	BB
Frontier Communications Corp.	5.00%	Quarterly	GSCO	6/20/21	80,000		(18,099)	(20,105)	2,006	CCC+
Frontier Communications Corp.	5.00%	Quarterly	GSCO	12/20/23	65,000		(26,301)	(25,187)	(1,114)	CCC+
Frontier Communications Corp.	5.00%	Quarterly	GSCO	12/20/23	26,000		(10,521)	(9,897)	(624)	CCC+
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	BZWS	12/20/21	60,000	EUR	1,774	(3,110)	4,884	B+
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	JPHQ	12/20/21	60,000	EUR	1,774	(1,494)	3,268	B+
K. Hovnanian Enterprises Inc.	5.00%	Quarterly	BZWS	12/20/20	63,000		(9,988)	(13,021)	3,033	CC
K. Hovnanian Enterprises Inc.	5.00%	Quarterly	BZWS	12/20/20	53,000		(8,402)	(7,909)	(493)	CC
K. Hovnanian Enterprises Inc.	5.00%	Quarterly	BZWS	12/20/23	9,000		(3,638)	(4,264)	626	CC
K. Hovnanian Enterprises Inc.	5.00%	Quarterly	GSCO	12/20/19	53,000		(2,785)	(3,443)	658	CC
K. Hovnanian Enterprises Inc.	5.00%	Quarterly	GSCO	12/20/20	32,000		(5,073)	(3,484)	(1,589)	CC

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)
K. Hovnanian Enterprises Inc.	5.00%	Quarterly	GSCO	12/20/23	12,000		$(4,851)	$(4,788)	$(63)	CC
K. Hovnanian Enterprises Inc.	5.00%	Quarterly	MSCS	12/20/19	21,000		(1,104)	(1,767)	663	CC
K. Hovnanian Enterprises Inc.	5.00%	Quarterly	MSCS	12/20/22	17,000		(5,846)	(6,677)	831	CC
Thomas Cook Group PLC	5.00%	Quarterly	CITI	6/20/24	200,000	EUR	(138,343)	(57,261)	(81,082)	CCC+
Thomas Cook Group PLC	5.00%	Quarterly	CITI	6/20/24	26,000	EUR	(17,985)	(6,863)	(11,122)	CCC+

Total OTC Swap Contracts							$188,822	$248,596	$(59,774)

Total Credit Default Swap Contracts							$86,547	$175,484	$(88,937)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

At May 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating rate 3 Month GBP-LIBOR Pay Fixed rate 1.75%	Semi-Annually	3/21/20	1,012,000		$(2,039)
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.75%	Semi-Annually	6/20/20	1,500,000		(24,146)
Receive Fixed rate 8.33% Pay Floating rate BRL-BRLCDI	Annually	1/02/23	4,462,618	BRL	38,784
Receive Fixed rate 8.36% Pay Floating rate BRL-BRLCDI	Annually	1/02/23	4,338,150	BRL	38,515
Receive Floating rate MIBOR Pay Fixed rate 6.67%	Annually	6/20/23	13,265,333	INR	(7,069)
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 2.25%	Semi-Annually	6/20/28	1,100,000		(92,241)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.41%	Semi-Annually	8/04/67	108,000	GBP	(6,504)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.47%	Semi-Annually	9/18/69	253,637	GBP	(28,181)

Total Interest Rate Swap Contracts					$(82,881)

*In U.S. dollars unless otherwise indicated.

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Credit Contracts – Short[a]
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Monthly	JPHQ	6/20/19	$268,000	$2,302
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Monthly	JPHQ	6/20/19	113,000	736
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Monthly	JPHQ	6/20/19	274,000	1,159
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Quarterly	MSCS	6/20/19	160,000	(3,863)
iBoxx USD Liquid High Yield Index	1-Month LIBOR	Monthly	MSCS	6/20/19	31,000	136
iBoxx USD Liquid Leveraged Loan Index	1-Month LIBOR	Monthly	GSCO	6/03/20	608,718	(3,556)

						(3,086)

Equity Contracts – Long[b]
CNX Resources Corp.	1-Month LIBOR + 0.40%	Monthly	GSCO	5/06/20	26,161	(3,057)
CNX Resources Corp.	1-Month LIBOR + 0.40%	Monthly	GSCO	5/27/20	47,071	(756)
Energy Transfer Equity LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	1/28/20	80,403	(11,076)
Energy Transfer Equity LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	1/28/20	27,738	(6,094)
Energy Transfer Equity LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	1/28/20	164,869	8,981
Energy Transfer Equity LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	1/28/20	31,865	4,145
Energy Transfer Equity LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	5/25/20	33,168	(1,761)
Energy Transfer Equity LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	6/29/20	59,665	(6,026)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	31,628	(7,963)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	1,133	(415)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	2,728	(999)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	4,886	(1,896)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	10,918	(4,192)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	3,783	(1,471)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	2,132	(829)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	5,866	(2,210)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	8,328	(3,235)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	7,989	(3,009)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	449	8
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	6,397	(2,397)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	4,171	(1,532)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	11,495	(4,034)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	3,193	(1,133)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	1,475	(575)
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/02/20	109	6

						(51,520)

Equity Contracts – Short[a]
Tesla Inc.	1-Day OBFR	Monthly	GSCO	6/11/19	44,469	10,661

Interest Rate Contracts – Long[b]
Egyptian Treasury Bill	—	Monthly	DBAB	8/13/19	103,019	11,018
Egyptian Treasury Bill	3-Month LIBOR + 0.50%	Monthly	GSCO	8/13/19	101,820	10,773
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	BOFA	4/15/20	437,914	(25,642)
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	DBAB	6/15/32	472,635	(27,234)

						(31,085)

Total Total Return Swap Contracts						$(75,030)

aThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

bThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page 52.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

May 31, 2019

Franklin K2 Long Short Credit Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$108,528,049
Cost – Unaffiliated repurchase agreements	3,412,487

Value – Unaffiliated issuers	$110,672,675
Value – Unaffiliated repurchase agreements	3,412,487
Cash	1,902,487
Restricted cash for OTC derivatives (Note 1e)	110,000
Foreign currency, at value (cost $124,070)	173,626
Receivables:
Investment securities sold	3,979,772
Capital shares sold	169,526
Dividends and interest	699,258
Affiliates	48,546
Deposits with brokers for:
Securities sold short	8,597,628
OTC derivative contracts	103,413
Futures contracts	22,039
Centrally cleared swap contracts	1,146,623
Due from brokers	629,996
Variation margin on futures contracts	5,061
Variation margin on centrally cleared swap contracts	13,341
OTC swap contracts (upfront payments $594,284)	517,703
Unrealized appreciation on OTC forward exchange contracts	118,244
Unrealized appreciation on OTC swap contracts	267,648
Unrealized appreciation on unfunded loan commitments (Note 8)	149,096
Other assets	91

Total assets	132,739,260

Liabilities:
Payables:
Investment securities purchased	2,372,875
Capital shares redeemed	33,297
Management fees	177,228
Distribution fees	5,784
Deposits from brokers for:
OTC derivative contracts	110,000
Due to brokers	93,370
OTC swap contracts (upfront receipts $300,900)	269,107
Options written, at value (premiums received $48,144)	55,169
Securities sold short, at value (proceeds $11,266,127)	10,915,280
Unrealized depreciation on OTC forward exchange contracts	134,126
Unrealized depreciation on OTC swap contracts	402,452
Accrued expenses and other liabilities	139,542

Total liabilities	14,708,230

Net assets, at value	$118,031,030

Net assets consist of:
Paid-in capital	$115,115,128
Total distributable earnings (loss)	2,915,902

Net assets, at value	$118,031,030

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2019

Franklin K2 Long Short Credit Fund

Class A:
Net assets, at value	$27,870,319

Shares outstanding	2,665,826

Net asset value per share[a]	$10.45

Maximum offering price per share (net asset value per share ÷ 94.50%)	$11.06

Class C:
Net assets, at value	$2,893,217

Shares outstanding	281,859

Net asset value and maximum offering price per share[a]	$10.26

Class R:
Net assets, at value	$166,469

Shares outstanding	16,075

Net asset value and maximum offering price per share	$10.36

Class R6:
Net assets, at value	$233,404

Shares outstanding	22,328

Net asset value and maximum offering price per share	$10.45

Advisor Class:
Net assets, at value	$86,867,621

Shares outstanding	8,305,353

Net asset value and maximum offering price per share	$10.46

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2019

Franklin K2 Long Short Credit Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers:
Paid in cash	$468,911
Non-cash dividends	363,131
Interest:
Unaffiliated issuers:
Paydown gain (loss)	303,123
Paid in cash	5,439,437

Total investment income	6,574,602

Expenses:
Management fees (Note 3a)	2,021,634
Distribution fees: (Note 3c)
Class A	48,160
Class C	28,901
Class R	771
Transfer agent fees: (Note 3e)
Class A	32,705
Class C	2,422
Class R	138
Class R6	241
Advisor Class	53,708
Custodian fees (Note 4)	83,719
Reports to shareholders	35,787
Registration and filing fees	86,441
Professional fees	172,795
Trustees’ fees and expenses	33,828
Dividends and interest on securities sold short	535,738
Security borrowing fees	123,413
Other	49,779

Total expenses	3,310,180
Expense reductions (Note 4)	(12,386)
Expenses waived/paid by affiliates (Note 3f)	(485,969)

Net expenses	2,811,825

Net investment income	3,762,777

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(815,900)
Written options	64,261
Foreign currency transactions	(33,685)
Forward exchange contracts	408,428
Futures contracts	(28,411)
Securities sold short	832,877
Swap contracts	(120,737)

Net realized gain (loss)	306,833

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	32,561
Translation of other assets and liabilities denominated in foreign currencies	(94,500)
Forward exchange contracts	(226,770)
Written options	(13,737)
Futures contracts	(510)
Securities sold short	(15,363)
Swap contracts	119,020

Net change in unrealized appreciation (depreciation)	(199,299)

Net realized and unrealized gain (loss)	107,534

Net increase (decrease) in net assets resulting from operations	$3,870,311

* Foreign taxes withheld on dividends	$13

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin K2 Long Short Credit Fund

	Year Ended May 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$3,762,777	$2,327,629
Net realized gain (loss)	306,833	481,921
Net change in unrealized appreciation (depreciation)	(199,299)	206,551

Net increase (decrease) in net assets resulting from operations	3,870,311	3,016,101

Distributions to shareholders: (Note 1j)
Class A	(1,424,776)	(1,512,713)
Class C	(100,011)	(44,183)
Class R	(5,804)	(5,125)
Class R6	(7,008)	(420,793)
Advisor Class	(2,656,330)	(1,068,736)

Total distributions to shareholders	(4,193,929)	(3,051,550)

Capital share transactions: (Note 2)
Class A	(17,059,204)	4,137,021
Class C	409,512	996,451
Class R	5,307	34,638
Class R6	221,435	(13,046,394)
Advisor Class	41,498,540	20,379,574

Total capital share transactions	25,075,590	12,501,290

Net increase (decrease) in net assets	24,751,972	12,465,841
Net assets:
Beginning of year	93,279,058	80,813,217

End of year (Note 1j)	$118,031,030	$93,279,058

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Long Short Credit Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any

40	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on May 31, 2019.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit

franklintempleton.com	Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

e. Restricted Cash

At May 31, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income separately on the Statement of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

j. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended May 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(798,159)
Class C	(16,539)
Class R	(2,505)
Class R6	(229,423)
Advisor Class	(581,543)
Distributions from net realized gains:
Class A	(714,554)
Class C	(27,644)
Class R	(2,620)
Class R6	(191,370)
Advisor Class	(487,193)

For the year ended May 31, 2018, undistributed net investment income included in net assets was $496,750.

2. Shares of Beneficial Interest

At May 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	518,127	$5,443,153	1,068,222	$11,330,973
Shares issued in reinvestment of distributions	49,211	498,509	48,302	502,336
Shares redeemed	(2,195,001)	(23,000,866)	(730,238)	(7,696,288)

Net increase (decrease)	(1,627,663)	$(17,059,204)	386,286	$4,137,021

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	176,881	$1,824,644	156,509	$1,621,784
Shares issued in reinvestment of distributions	10,021	100,011	4,283	44,033
Shares redeemed[a]	(147,058)	(1,515,143)	(64,430)	(669,366)

Net increase (decrease)	39,844	$409,512	96,362	$996,451

Class R Shares:
Shares sold	1,059	$10,958	2,884	$30,055
Shares issued in reinvestment of distributions	533	5,358	457	4,720
Shares redeemed	(1,066)	(11,009)	(13)	(137)

Net increase (decrease)	526	$5,307	3,328	$34,638

Class R6 Shares:
Shares sold	22,273	$233,301	90,935	$964,819
Shares issued in reinvestment of distributions	642	6,497	40,378	420,337
Shares redeemed	(1,782)	(18,363)	(1,373,217)	(14,431,550)

Net increase (decrease)	21,133	$221,435	(1,241,904)	$(13,046,394)

Advisor Class Shares:
Shares sold	5,072,991	$52,995,139	2,309,752	$24,300,041
Shares issued in reinvestment of distributions	166,635	1,688,016	20,313	211,456
Shares redeemed	(1,263,815)	(13,184,615)	(392,942)	(4,131,923)

Net increase (decrease)	3,975,811	$41,498,540	1,937,123	$20,379,574

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund. The subadvisory fees are paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Subadvisors
Apollo Credit Management LLC
Chatham Asset Management, LLC
Ellington Global Asset Management, L.L.C.
Emso Asset Management Limited
Medalist Partners, L.P.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund. The fee is paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$3,018
CDSC retained	$5,434

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2019, the Fund paid transfer agent fees of $89,214, of which $40,621 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, expenses related to securities sold short, and certain non-routine expenses or costs, including those related to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.93% based on the average net assets of each class until September 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to October 1, 2018, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 1.94% based on the average net assets of the class.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

g. Other Affiliated Transactions

At May 31, 2019, Franklin Resources, Inc. owned 33.0% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended May 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,552,269	$2,560,135
Long term capital gains	641,660	491,415

Total distributions paid	$4,193,929	$3,051,550

At May 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$101,336,794

Unrealized appreciation	$4,287,571
Unrealized depreciation	(2,365,234)

Net unrealized appreciation (depreciation)	$1,922,337

Distributable earnings
Undistributed ordinary income	$902,986

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, foreign currency transactions, paydown losses and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from the capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2019, aggregated $151,166,135 and $143,078,386, respectively.

7. Credit Risk and Defaulted Securities

At May 31, 2019, the Fund had 19.6% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $1,992,865, representing 1.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations. Funded portions of credit agreements are presented in the Statement of Investments.

At May 31, 2019, unfunded commitments were as follows:

Borrower	Unfunded Commitment
CenturyLink Inc., Term Loan B	$64,307
Flex Acquisition Co. Inc., Term Loan B	132,888
GTT Communications Inc., Term Loan	71,966
The Neiman Marcus Group LLC, Term Loan	38,035
Pacific Gas & Electric Co., Term Loan	379,207
PetSmart Inc., Term Loan B2	1,444,427

$2,130,830

9. Other Derivative Information

At May 31, 2019, the investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$2,623	[a]	Variation margin on futures contracts	$15,514	[a]
	Variation margin on centrally cleared swap contracts	77,299	[a]	Variation margin on centrally cleared swap contracts	160,180	[a]
	Unrealized appreciation on OTC swap contracts	21,791		Unrealized depreciation on OTC swap contracts	52,876

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	118,244		Unrealized depreciation on OTC forward exchange contracts	134,126

Credit contracts	Variation margin centrally cleared swap contracts	73,161	[a]	Variation margin centrally cleared swap contracts	102,324	[a]
	OTC swap contracts (upfront payments)	517,703		OTC swap contracts (upfront receipts)	269,107
	Unrealized appreciation on OTC swap contracts	222,056		Unrealized depreciation on OTC swap contracts	284,916

Equity contracts	Investments in securities, at value	244,218	[b]	Options written, at value	55,169
	Unrealized appreciation on OTC swap contracts	23,801		Unrealized depreciation on OTC swap contracts	64,660
	Variation margin on futures contracts	236	[a]

Totals		$1,301,132			$1,138,872

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

For the year ended May 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Futures contracts	$(7,007)	Futures contracts	$(6,122)

	Swap contracts	37,763	Swap contracts	(100,984)

Foreign exchange contracts	Forward exchange contracts	408,428	Forward exchange contracts	(226,770)

Credit contracts	Swap contracts	(229,259)	Swap contracts	207,306

Equity contracts	Investments	(380,165)[a]	Investments	152,664 [a]

	Written options	64,261	Written options	(13,737)

	Futures contracts	(21,404)	Futures contracts	5,612

	Swap contracts	70,759	Swap contracts	12,698

Totals		$(56,624)		$30,667

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended May 31, 2019, the average month end notional amount of futures contracts, options and swap contracts represented $645,930, 156,333 shares and $26,957,616, respectively. The average month end contract value of forward exchange contracts was $10,032,219.

At May 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$118,244	$134,126
Swap Contracts	785,351	671,559

Total	$903,595	$805,685

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities, and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$5,570	$(5,570)	$—	$—	$—
BZWS	218,248	(82,258)	—	—	135,990
CITI	46,183	(46,183)	—	—	—
DBAB	11,018	(11,018)	—	—	—
GSCO	336,912	(191,989)	—	—	144,923
JPHQ	2,152	(24)	(2,128)	—	—
JPHQ[d]	236,872	—	—	—	236,872
MSCS	46,640	(46,640)	—	—	—

Total	$903,595	$(383,682)	$(2,128)	$—	$517,785

At May 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets, and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[c]	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BOFA	$27,426	$(5,570)	$—	$(21,856)	$—
BZWS	82,258	(82,258)	—	—	—
CITI	161,184	(46,183)	—	—	115,001
DBAB	27,234	(11,018)	—	—	16,216
GSCO	191,989	(191,989)	—	—	—
JPHQ	24	(24)	—	—	—
JPHQ[d]	263,533	—	—	—	263,533
MSCS	52,037	(46,640)	—	—	5,397

Total	$805,685	$(383,682)	$—	$(21,856)	$400,147

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bAt May 31, 2019, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

cSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

dRepresents derivatives not subject to an ISDA master agreement.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 52.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2019, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of May 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,809,652	$—	$—	$1,809,652
Convertible Bonds	—	1,631,231	—	1,631,231
Corporate Bonds and Notes	—	26,896,465	—	26,896,465
Corporate Bonds and Notes in Reorganization	—	1,246,184	—	1,246,184
Senior Floating Rate Interests	—	2,828,070	—	2,828,070
Foreign Government and Agency Securities	—	5,482,855	—	5,482,855
U.S. Government and Agency Securities	—	863,046	—	863,046
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	44,386,078	—	44,386,078
Municipal Bonds in Reorganization	—	746,681	—	746,681
Options Purchased	244,218	—	—	244,218
Short Term Investments	23,296,955	4,653,727	—	27,950,682

Total Investments in Securities	$25,350,825	$88,734,337	$—	$114,085,162

Other Financial Instruments:
Futures Contracts	$2,859	$—	$—	$2,859
Forward Exchange Contracts	—	118,244	—	118,244
Swap Contracts	—	418,108	—	418,108
Unfunded Loan Commitments	—	149,096	—	149,096

Total Other Financial Instruments	$2,859	$685,448	$—	$688,307

Liabilities:
Other Financial Instruments:
Options Written	$55,169	$—	$—	$55,169
Securities Sold Short[a]	2,685,185	8,230,095	—	10,915,280
Futures Contracts	15,514	—	—	15,514
Forward Exchange Contracts	—	134,126	—	134,126
Swap Contracts	—	664,956	—	664,956

Total Other Financial Instruments	$2,755,868	$9,029,177	$—	$11,785,045

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At May 31, 2019, the reconciliation of assets, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into (Out of) Level 3[a]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments[b]	$1,048,870	$—	$(679,501)	$(313,233)	$—	$193,865	$(250,001)	$—	$—
Asset-Backed Securities and Commercial Mortgage-Backed Securities	421,168	—	—	(389,536)	—	(5,796)	(25,836)	—	—
Total Investments in Securities	$1,470,038	$—	$(679,501)	$(702,769)	$—	$188,069	$(275,837)	$—	$—

aThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common and preferred stocks as well as other equity interests.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio		Index
BOFA	Bank of America, N.A.	ARS	Argentine Peso	ADR	American Depositary Receipt	CDX.NA.HY	CDX North America High Yield
BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARLLMONP	Argentina Blended Policy Rate
CITI	Citigroup, Inc.	EGP	Egyptian Pound	ARM	Adjustable Rate Mortgage
DBAB	Deutsche Bank AG	EUR	Euro	BRLCDI	Brazil Cetip Di Interbank Deposit Rate
GSCO	Goldman Sachs International	GBP	British Pound	CLO	Collateralized Loan Obligation
JPHQ	JP Morgan Chase Bank, N.A.	HUF	Hungarian Forint	CMT	1 year Constant Maturity Treasury Index
MSCS	Morgan Stanley Capital Services LLC	INR	Indian Rupee	ETF	Exchange Traded Fund
		JPY	Japanese Yen	FHLMC	Federal Home Loan Mortgage Corp.
		NGN	Nigerian Naira	FNMA	Federal National Mortgage Association
		RUB	Russian Ruble	FRN	Floating Rate Note
		USD	United States Dollar	GO	General Obligation
		ZAR	South African Rand	IO	Interest-Only
				LIBOR	London InterBank Offered Rate
				MIBOR	Mumbai InterBank Offered Rate
				OBFR	Overnight Bank Funding Rate
				OMO	Open Market Operations
				PIK	Payment In-Kind
				REIT	Real Estate Investment Trust
				REMIC	Real Estate Mortgage Investment Conduit
				SPDR	Standard & Poor Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin K2 Long Short Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin K2 Long Short Credit Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the statement of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from September 8, 2015 (commencement of operations) through May 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin K2 Long Short Credit Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 8, 2015 (commencement of operations) through May 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 25, 2019

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $961,420 as long term capital gain dividend for the fiscal year ended May 31, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $410,210 as short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended May 31, 2019.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman of the Board	Trustee since 2011 and Vice Chairman of the Board since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Since 2011	38	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	152	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	46	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, FASA, LLC; Executive Vice President, Franklin Advisers, Inc., Franklin Templeton Institutional, LLC, Templeton Global Advisors Limited and Templeton Investment Counsel, LLC; Executive Vice President, Head of Alternatives, K2 Advisors, LLC and K2/D&S Management Co., LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 16 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Information (SAI) includes additional information about board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Shareholder Information

Board Approval of Investment Management Agreement and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Long Short Credit Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Apollo Credit Management, LLC

Medalist Partners, LP

Chatham Asset Management, LLC

Ellington Global Asset Management, L.L.C.

EMSO Asset Management Limited

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub- accounting fees. The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of

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FRANKLIN K2 LONG SHORT CREDIT FUND

SHAREHOLDER INFORMATION

other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi- strategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because some of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”). K2 Advisors believes that the Fund’s expenses are in line with the second peer group. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub- Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and

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each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation.

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub- Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub- Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

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The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub- Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in September 2015, the trustees reviewed the investment performance of the Fund for the one– through three-year periods ended December 31, 2018.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional specialty fixed income funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2018 and total returns in the best performing quintile for the two- and three-year periods ended December 31, 2018. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years (or, if earlier, inception) and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub- advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment

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management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of both its Base Expense Group and Alternate Expense Group. The Fund’s total expenses were also in the most expensive quintile of both its Base Expense Group and Alternate Expense Group.

Noting the factors and limitations with respect to the Broadridge Section 15(c) Report (including the inclusion of single-manager funds in both peer groups) and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than four complete years of operating results.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may

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request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin K2 Long Short Credit Fund

Investment Manager	Distributor	Shareholder Services
K2/D&S Management Co., L.L.C.	Franklin Templeton Distributors, Inc. (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2019 Franklin Templeton Investments. All rights reserved.		948 A 07/19

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

A Series of Franklin Alternative Strategies Funds

May 31, 2019

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2019, global markets benefited from upbeat economic data in certain regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) recent indications of a patient approach to its monetary policy, and periods of optimism about a potential U.S.-China trade deal. However, global markets also reflected investor concerns about the escalation of U.S.-China and U.S.-Mexico trade tensions near period-end, the Fed’s interest-rate hikes and the European Central Bank’s unwinding of its bond purchase program in 2018, political uncertainties in the U.S. and the European Union, and slower global economic growth. In this environment, global developed market stocks, as measured by the MSCI World Index, posted a +0.27% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -8.34% total return.1 Global government bonds, as measured by the FTSE World Government Bond Index, posted a +2.79% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, Franklin K2 Global Macro Opportunities Fund is anticipated to be liquidated on or about September 11, 2019, but may be delayed if unforeseen circumstances arise.

We thank you for your trust and participation in Franklin K2 Global Macro Opportunities Fund. It has been our privilege to serve you.

Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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ANNUAL REPORT

Franklin K2 Global Macro Opportunities Fund

This annual report for Franklin K2 Global Macro Opportunities Fund covers the fiscal year ended May 31, 2019. As previously communicated, the Fund is anticipated to be liquidated on or about September 11, 2019 (Liquidation Date), but may be delayed if unforeseen circumstances arise. Effective at the close of market on June 24, 2019, the Fund closed to all new investors, with limited exceptions. The Fund will not accept any additional purchases after the close of market on or about September 9, 2019. The Fund reserves the right to change this policy at any time. Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation over a full business and economic cycle, which may include periods of rising and declining interest rates. The Fund seeks to achieve this goal by allocating its assets across global macro-focused investment strategies, which are non-traditional or alternative strategies that generally focus on macroeconomic opportunities across numerous markets and investments. Macroeconomic refers to economic factors such as changes in unemployment, national income, gross domestic product, and inflation and price levels. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, and the Fund’s investment manager has overall responsibility for the Fund’s investments. The Fund’s principal investments include both U.S. and foreign (including emerging markets) securities and exchange-traded and over-the-counter (OTC) derivative instruments, and may include asset classes such as equities, fixed income, interest rates, currencies or commodities. The Fund invests primarily in a wide range of derivative instruments that provide the Fund with broad exposure, either long or short, to these various asset classes. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

Portfolio Composition*

Based on Total Net Assets as of 5/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Performance Overview

The Fund’s Class A shares posted a +3.75% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Macro/CTA Index, which measures performance of global macro strategies with exposure to equity, fixed income, hard currency and commodity markets, posted a -1.34% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, which is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +2.26% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months ended May 31, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s)

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Macro/CTA Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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recent indications of a patient approach to its monetary policy and periods of optimism about a potential U.S.-China trade deal.

However, various factors weighed on global markets, notably the escalation of U.S.-China trade tensions, as the U.S. raised tariffs on Chinese goods in May and China announced higher tariffs on U.S. goods effective in June. Markets were further pressured at period-end when President Trump threatened to impose tariffs on Mexico due to immigration disputes. Concerns about political uncertainties in the U.S. and the European Union, the Fed’s interest-rate hikes in 2018 and the European Central Bank’s (ECB’s) unwinding of its bond purchase program also hurt investor confidence. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a -0.75% total return for the 12-month period.2

The U.S. economy grew during the 12-month period. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.8% in May 2018 to 3.6% at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.8% in May 2018 to 1.8% at period-end.3

The Fed raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019. At its April/May meeting, the Fed reiterated its patient approach to future rate adjustments.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter, moderated in the fourth quarter and accelerated again in 2019’s first quarter. The Bank of England raised its key policy rate once during the period. The eurozone’s quarterly GDP growth moderated in 2018’s third quarter before accelerating in the next two quarters. However, the bloc’s annual inflation rate decreased during the period. The ECB kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. At its April meeting, the ECB reiterated its expectation to keep its benchmark interest rate unchanged through at least the end of 2019 and stated it would provide details of its new monetary stimulus program at upcoming meetings.

In Asia, Japan’s quarterly GDP growth contracted in 2018’s third quarter, but accelerated in the next two quarters. The Bank of Japan left its benchmark interest rate unchanged and indicated it would keep the rate unchanged through the spring of 2020, while continuing its monetary stimulus measures.

In larger emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s third quarter, slowed in the fourth quarter and contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth held steady in 2018’s third quarter, accelerated in the fourth quarter and then moderated in 2019’s first quarter. The Bank of Russia increased its key rate twice during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter after moderating for three consecutive quarters. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -8.34% total return during the 12-month period.2

Investment Strategy

We manage the Fund using a multi-manager approach. We have overall responsibility for the Fund’s investments and principally allocate assets among multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with discretionary and systematic focused global macro strategies. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, and availability of various subadvisors and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within

3. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations.

Discretionary global macro strategies seek to profit by tactically investing across different asset classes, markets (including emerging markets) and investment opportunities through a combination of fundamental market analysis and quantitative modeling. Systematic global macro strategies seek to profit by utilizing quantitative models to identify investment opportunities across different asset classes and markets in order to construct a portfolio of investments. Quantitative trading models are proprietary systems that rely on mathematical computations to identify trading opportunities. Subadvisors may use strategies which include a combination of discretionary and systematic focused strategies.

The Fund may invest in equities and various debt instruments, such as securities of the U.S. government, its agencies and instrumentalities and sovereign, quasi-sovereign and corporate bonds. Such debt instruments may have variable or fixed interest rates, may be of any maturity, duration or credit rating and may include high-yield (junk) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy). The Fund may use derivatives for both hedging and non-hedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. The subadvisors will use a variety of derivatives to implement their respective investment strategies, which may include futures contracts, swaps, currency forward contracts and options. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may engage in active and frequent trading as part of its investment strategies.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Subadvisors
5/31/19

Discretionary Macro

Emso Asset Management Limited

RV Capital Management Private Ltd

Systematic Macro

Aspect Capital Limited

Graham Capital Management, L.P.

P/E GLOBAL LLC

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

The Fund’s subadvisors for the period were P/E GLOBAL, Aspect Capital, Emso Asset Management, Graham Capital Management and RV Capital Management Private (added in July 2018 and allocated assets in February 2019). These subadvisors are also listed in the Subadvisors table on this page. Four of the five subadvisors posted gains for the review period, led by P/E GLOBAL and Graham. Aspect was the only manager that had a negative impact on performance.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

On a broad basis, interest rate derivatives, currency positioning and credit strengthened returns. Conversely, commodities and equities detracted in aggregate. In terms of geographic exposures, European countries (namely, short positioning in the euro), Australia and Germany benefited results, while the U. K., Japan and Argentina dampened performance.

Performance drivers varied across subadvisors, reflecting their different investment themes and regional exposures. P/E GLOBAL benefited from short euro positioning versus the U.S. dollar. Graham’s performance was supported by exposures to longer-duration global bonds, which strengthened returns in the U.S. and Canada. RV Capital’s performance was aided by yield-spread tightening for corporate bonds in India. Emso benefited from solid performance in most emerging market hard currency sovereign bonds, as well as from currency positioning, but it was negatively affected by certain emerging market sovereign bonds, particularly in Argentina. In contrast, for Aspect, long positioning in crude oil and gasoline hindered results for the 12-month period.

Thank you for your participation in Franklin K2 Global Macro Opportunities Fund. It has been a pleasure serving your investment needs.

Robert Christian

Brooks Ritchey

Anthony Zanolla, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Performance Summary as of May 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+3.75%	-2.00%
Since Inception (7/11/16)	-5.74%	-3.92%

Advisor
1-Year	+4.00%	+4.00%
Since Inception (7/11/16)	-5.19%	-1.83%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and, except for the HFR Index, do not pay management fees or expenses. Unlike most asset class indexes, HFR Index returns reflect management fees and expenses. One cannot invest directly in an index.

Class A (7/11/16–5/31/19)

Advisor Class (7/11/16–5/31/19)

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (6/1/18–5/31/19)

Share Class	Net Investment Income
A	$0.0085
C	$—
R	$0.0075
R6	$0.0315
Advisor	$0.0310

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	2.27%	4.31%
Advisor	2.02%	4.06%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is actively managed and could experience losses if the investment manager’s or subadvisors’ judgment about particular investments made for the Fund prove to be incorrect. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Liquidity risk may exist when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. The subadvisors may not be successful in maintaining effective and operational trading models used to implement systematic strategies. An issuer of debt securities may fail to make interest payments or repay principal when due. Lower- rated or high-yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. When interest rates rise, debt security prices tend to fall. Foreign investments are subject to greater investment risk such as political, economic, credit, information and currency fluctuation risks. Investments in emerging markets are subject to the risks of foreign investing and have additional heightened risks. Commodity and commodity-linked investments present unique risks, are speculative and can be extremely volatile. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/19 and a fee waiver related to the management fee paid by a subsidiary. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Macro/CTA Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Macro/CTA Index measures performance of global macro strategies with exposure to equity, fixed income, hard currency and commodity markets.

6. Source: Morningstar. The ICE BofAML U.S. 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/18[1,2]	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,027.30	$11.12	$1,013.96	$11.05	2.20%
C	$1,000	$1,024.60	$14.69	$1,010.42	$14.59	2.91%
R	$1,000	$1,028.30	$11.13	$1,013.96	$11.05	2.20%
R6	$1,000	$1,029.80	$9.87	$1,015.21	$9.80	1.95%
Advisor	$1,000	$1,028.60	$9.86	$1,015.21	$9.80	1.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin K2 Global Macro Opportunities Fund

	Year Ended May 31,

	2019	2018	2017[a]

Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.03	$9.19	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.03	0.01	(0.09)

Net realized and unrealized gains (losses)	0.32	(0.17)	(0.66)

Total from investment operations	0.35	(0.16)	(0.75)

Less distributions from net investment income	(0.01)	—	(0.06)

Net asset value, end of year	$9.37	$9.03	$9.19

Total return[d]	3.75%	(1.74)%	(7.64)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	3.97%	3.84%	4.22%

Expenses net of waiver and payments by affiliates[f]	2.20%	2.20%	2.16%

Net investment income (loss)	0.34%	0.14%	(1.04)%

Supplemental data

Net assets, end of year (000’s)	$143	$161	$90

Portfolio turnover rate	132.88%	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Year Ended May 31,

	2019	2018	2017[a]

Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$8.90	$9.13	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.03)	(0.06)	(0.15)

Net realized and unrealized gains (losses)	0.31	(0.17)	(0.68)

Total from investment operations	0.28	(0.23)	(0.83)

Less distributions from net investment income	—	—	(0.04)

Net asset value, end of year	$9.18	$8.90	$9.13

Total return[d]	3.15%	(2.52)%	(8.27)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	4.66%	4.59%	4.98%

Expenses net of waiver and payments by affiliates[f]	2.89%	2.95%	2.92%

Net investment income (loss)	(0.35)%	(0.61)%	(1.80)%

Supplemental data

Net assets, end of year (000’s)	$138	$147	$188

Portfolio turnover rate	132.88%	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Year Ended May 31,

	2019	2018	2017[a]

Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.02	$9.18	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.03	0.01	(0.08)

Net realized and unrealized gains (losses)	0.31	(0.17)	(0.68)

Total from investment operations	0.34	(0.16)	(0.76)

Less distributions from net investment income	(0.01)	—	(0.06)

Net asset value, end of year	$9.35	$9.02	$9.18

Total return[d]	3.74%	(1.74)%	(7.63)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	3.97%	3.86%	4.18%

Expenses net of waiver and payments by affiliates[f]	2.20%	2.22%	2.12%

Net investment income (loss)	0.34%	0.12%	(1.00)%

Supplemental data

Net assets, end of year (000’s)	$9	$9	$9

Portfolio turnover rate	132.88%	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Year Ended May 31,

	2019	2018	2017[a]

Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.05	$9.19	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.05	0.03	(0.07)

Net realized and unrealized gains (losses)	0.32	(0.17)	(0.68)

Total from investment operations	0.37	(0.14)	(0.75)

Less distributions from net investment income	(0.03)	—	(0.06)

Net asset value, end of year	$9.39	$9.05	$9.19

Total return[d]	4.12%	(1.52)%	(7.52)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	3.94%	4.84%	4.30%

Expenses net of waiver and payments by affiliates[f]	1.95%	1.95%	1.94%

Net investment income (loss)	0.59%	0.39%	(0.82)%

Supplemental data

Net assets, end of year (000’s)	$9	$9	$9

Portfolio turnover rate	132.88%	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Year Ended May 31,

	2019	2018	2017[a]

Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.06	$9.19	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.05	0.04	(0.07)

Net realized and unrealized gains (losses)	0.31	(0.17)	(0.68)

Total from investment operations	0.36	(0.13)	(0.75)

Less distributions from net investment income	(0.03)	—	(0.06)

Net asset value, end of year	$9.39	$9.06	$9.19

Total return[d]	4.00%	(1.41)%	(7.42)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	3.72%	3.59%	3.99%

Expenses net of waiver and payments by affiliates[f]	1.95%	1.95%	1.93%

Net investment income (loss)	0.59%	0.39%	(0.81)%

Supplemental data

Net assets, end of year (000’s)	$23,550	$22,744	$22,975

Portfolio turnover rate	132.88%	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2019

Franklin K2 Global Macro Opportunities Fund

		Country	Principal Amount*	Value
	Corporate Bonds and Notes 16.5%
	Banks 6.7%
a	Axis Bank Ltd., senior note, Reg S, 3.25%, 5/21/20	India	200,000	$200,429
a	Bank of India, Reg S, senior bond, 6.25%, 2/16/21	India	200,000	209,587
	senior note, 3.125%, 5/06/20	India	400,000	399,480
b,c	HSBC Holdings PLC, junior sub. bond, FRN, 6.00%, (USD 5 Year Swap + 3.75%), Perpetual	United Kingdom	200,000	197,393
a	Industrial and Commercial Bank of China (Asia) Ltd., senior note, Reg S, 5.125%, 11/30/20	Hong Kong	200,000	206,632
a,b,c	Postal Savings Bank of China Co. Ltd., junior sub. bond, Reg S, 4.50%, FRN, (US 5 Year CMT T-Note + 2.63%), Perpetual	China	200,000	196,250
c	Westpac Banking Corp., junior sub. bond, 5.00% to 9/21/27, FRN thereafter, Perpetual	Australia	200,000	179,436

				1,589,207

	Building Products 0.7%
a	GMR Hyderabad International Airport Ltd., senior secured note, Reg S, 4.25%, 10/27/27	India	200,000	177,285

	Chemicals 1.9%
a	Bluestar Finance Holdings Ltd., senior note, Reg S, 4.375%, 6/11/20	China	260,000	263,402
a	CNAC HK Finbridge Co. Ltd., senior note, Reg S, 4.125%, 3/14/21	China	200,000	203,132

				466,534

	Communications Equipment 0.8%
a	Proven Glory Capital Ltd., senior note, Reg S, 4.00%, 2/21/27	China	200,000	187,842

	Construction & Engineering 1.9%
a,c	CCCI Treasure Ltd., senior bond, Reg S, 3.50% to 4/21/20, FRN thereafter, Perpetual	China	250,000	249,992
a,c	Dianjian Haixing Ltd., senior bond, Reg S, 4.05% to 10/21/19, FRN thereafter, Perpetual	China	200,000	200,300

				450,292

	Diversified Telecommunication Services 0.8%
a	Axiata SPV2 Bhd, senior note, Reg S, 3.466%, 11/19/20	Malaysia	200,000	202,015

	Electronic Equipment, Instruments & Components 0.8%
a	Tsinghua Unic Ltd., senior note, Reg S, 5.375%, 1/31/23	China	200,000	191,833

	Metals & Mining 0.8%
a	ABJA Investment Co. Pte Ltd., senior note, Reg S, 5.45%, 1/24/28	India	200,000	184,777

	Oil, Gas & Consumable Fuels 1.2%
	Petrobras Global Finance BV, senior bond, 6.90%, 3/19/49	Brazil	31,000	31,031
	senior note, 6.25%, 3/17/24	Brazil	16,000	17,398
	senior note, 8.75%, 5/23/26	Brazil	29,000	35,013
	Petroleos Mexicanos, senior bond, 5.50%, 1/21/21	Mexico	39,000	40,150
	senior note, 4.875%, 1/24/22	Mexico	73,000	74,124
	senior note, 3.50%, 1/30/23	Mexico	55,000	53,026
	senior note, 4.625%, 9/21/23	Mexico	36,000	35,942

				286,684

	Real Estate Management & Development 0.9%
a	Powerchina Real Estate Group Ltd., senior note, Reg S, 4.50%, 12/06/21	China	200,000	204,908

	Total Corporate Bonds and Notes (Cost $3,908,622)			3,941,377

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes in Reorganization (Cost $5,704) 0.0%†
	Oil, Gas & Consumable Fuels 0.0%†
a,d	Petroleos de Venezuela SA, senior note, Reg S, 6.00%, 10/28/22	Venezuela	40,143		$7,226

	Foreign Government and Agency Securities 4.8%
	Argentina Treasury Bill, Strip, 4/30/20	Argentina	682,788	ARS	16,014
	7/31/20	Argentina	1,100,673	ARS	22,439
	Government of Argentina, 3.38% to 3/31/29, 4.74% thereafter, 12/31/38	Argentina	61,000	EUR	35,958
	senior bond, 3.38%, 12/31/38	Argentina	31,585	EUR	18,281
	[b] senior note, FRN, 68.805%, (ARLLMONP), 6/21/20	Argentina	713,967	ARS	16,040
	[a] senior note, Reg S, 3.875%, 1/15/22	Argentina	100,000	EUR	85,240
	senior note, 5.625%, 1/26/22	Argentina	207,000		160,321
	Government of Brazil, senior bond, 4.875%, 1/22/21	Brazil	100,000		103,400
	Government of Russia, senior bond, 7.25%, 5/10/34	Russia	19,490,000	RUB	279,659
	Government of South Africa, senior bond, 5.50%, 3/09/20	South Africa	100,000		101,585
	R186, 10.50%, 12/21/26	South Africa	2,238,294	ZAR	170,643
	Government of Turkey, senior bond, 7.00%, 6/05/20	Turkey	135,000		136,912

	Total Foreign Government and Agency Securities (Cost $1,248,438)				1,146,492

	Municipal Bonds in Reorganization 1.0%
	Puerto Rico 1.0%
d	Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%, 7/01/39	United States	160,000		89,400
	5.00%, 7/01/41	United States	70,000		39,113
d	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	200,000		98,000

	Total Municipal Bonds in Reorganization (Cost $223,106)				226,513

	Total Investments before Short Term Investments (Cost $5,385,870)				5,321,608

	Short Term Investments 70.8%

	Foreign Government and Agency Securities (Cost $46,687) 0.2%
e	Argentina Treasury Bill, 6/28/19	Argentina	1,936,456	ARS	51,537

	Corporate Bonds and Notes 3.4%
	Chemicals 0.8%
a	Bluestar Finance Holdings Ltd., senior note, Reg S, 3.125%, 9/30/19	China	200,000		200,240

	Diversified Telecommunication Services 0.9%
a	Axiata SPV1 Labuan Ltd., senior note, Reg S, 5.375%, 4/28/20	Malaysia	200,000		205,032

	Oil, Gas & Consumable Fuels 0.8%
a	ONGC Videsh Ltd., senior note, Reg S, 3.25%, 7/15/19	India	200,000		200,296

	Real Estate Management & Development 0.9%
a	Vanke Real Estate Hong Kong Co. Ltd., senior note, Reg S, 3.95%, 12/23/19	China	204,000		205,097

	Total Corporate Bonds and Notes (Cost $808,674)				810,665

	Credit-Linked Notes (Cost $106,716) 0.5%
f	Goldman Sachs International, senior note, (Nigeria OMO Bill), zero cpn., 9/30/19	United States	40,000,000	NGN	106,804

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

		Country	Shares	Value
	Short Term Investments (continued)
	Money Market Funds 66.7%
g,h	Dreyfus Government Cash Management, Institutional, 2.28%	United States	5,125,325	$5,125,325
g	Fidelity Investments Money Market Government Portfolio, Institutional, 2.27%	United States	10,785,901	10,785,901

	Total Money Market Funds (Cost $15,911,226)			15,911,226

	Total Investments (Cost $22,259,173) 93.1%			22,201,840
	Other Assets, less Liabilities 6.9%			1,647,302

	Net Assets 100.0%			$23,849,142

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the aggregate value of these securities was $4,180,995, representing 17.5% of net assets.

bThe coupon rate shown represents the rate at period end.

cPerpetual security with no stated maturity date.

dSee Note 7 regarding defaulted securities.

eThe security was issued on a discount basis with no stated coupon rate.

fSee Note 1(e) regarding credit-linked notes.

gThe rate shown is the annualized seven-day yield at period end.

hA portion or all of the security is owned by K2 GMOF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(f).

At May 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a]
Aluminum	Long	4	$177,750	6/17/19	$(1,829)
Aluminum	Short	4	177,750	6/17/19	8,683
Aluminum	Long	1	45,025	9/16/19	(315)
Aluminum	Short	5	225,125	9/16/19	3,398
Brent Crude Oil	Long	4	247,960	6/28/19	(25,356)
Cocoa	Long	2	45,134	7/16/19	1,274
Coffee	Short	1	39,225	7/19/19	9,315
Coffee	Short	3	120,488	9/18/19	(4,415)
Coffee	Short	1	41,494	12/18/19	(2,741)
Copper	Long	8	1,164,000	6/17/19	(109,154)
Copper	Short	8	1,164,000	6/17/19	104,769
Copper	Short	3	437,437	9/16/19	24,429
Corn	Short	3	64,050	7/12/19	(7,996)
Cotton No.2	Short	1	33,535	12/06/19	287
Gasoline RBOB	Long	4	297,595	6/28/19	(34,117)
Gasoline RBOB	Long	1	73,046	7/31/19	(1,850)
Gold 100 Oz	Short	3	393,330	8/28/19	(8,067)
Hard Red Winter Wheat	Short	4	94,600	7/12/19	1,263
Low Sulphur Gas Oil	Long	2	115,500	7/11/19	(12,428)
Natural Gas	Short	1	24,540	6/26/19	1,038
Natural Gas	Short	1	24,600	7/29/19	238
Silver	Short	2	145,670	7/29/19	(49)
Soybean	Short	5	219,438	7/12/19	3,848
Soybean Meal	Short	4	128,520	7/12/19	(4,562)
Soybean Oil	Short	1	16,554	7/12/19	1,155
Sugar	Short	1	13,552	6/28/19	109
Sugar	Short	3	41,765	9/30/19	(1,061)
Wheat	Short	4	100,600	7/12/19	(5,261)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a] (continued)
Wheat	Short	1	$25,488	9/13/19	$(1,915)
Zinc	Long	2	131,500	6/17/19	2,132
Zinc	Short	2	131,500	6/17/19	994
Zinc	Long	3	188,212	9/16/19	(5,346)
Zinc	Short	1	62,737	9/16/19	1,285

					(62,245)

Currency Contracts
AUD/USD	Short	18	1,249,740	6/17/19	18,322
CAD/USD	Short	6	443,910	6/18/19	6,820
CHF/USD	Short	2	250,225	6/17/19	(541)
EUR/USD	Short	42	5,873,175	6/17/19	102,488
GBP/USD	Short	12	948,225	6/17/19	10,919
JPY/USD	Long	1	115,456	6/17/19	1,036
MXN/USD	Long	7	177,590	6/17/19	(727)
MXN/USD	Short	4	101,480	6/17/19	(96)
NZD/USD	Short	8	523,680	6/17/19	9,912
ZAR/USD	Short	2	68,475	6/17/19	97

					148,230

Equity Contracts
Amsterdam Index	Long	1	120,715	6/21/19	(1,190)
CAC 40 10 Euro Index	Long	2	115,850	6/21/19	(1,791)
CME E-Mini Russell 2000 Index	Long	3	219,975	6/21/19	(7,840)
DJ EURO STOXX 50 Index	Long	20	731,738	6/21/19	11,575
DJIA Mini E-CBOT Index	Short	4	496,400	6/21/19	13,497
FTSE 100 Index	Long	13	1,175,289	6/21/19	(2,931)
FTSE/MIB Index	Long	1	110,576	6/21/19	(1,689)
Hang Seng China Enterprises Index	Short	1	65,361	6/27/19	99
Hang Seng Index	Long	3	511,196	6/27/19	(8,927)
MSCI Emerging Market Index	Long	1	50,010	6/21/19	(2,607)
NASDAQ 100 E-Mini Index	Short	2	285,340	6/21/19	6,541
Nikkei 225 Index	Long	4	758,178	6/13/19	(42,866)
OMX Stockholm 30 Index	Long	6	95,489	6/20/19	(4,741)
S&P 500 E-Mini Index	Short	1	137,630	6/21/19	118
S&P/TSX 60 Index	Long	1	142,202	6/20/19	1,712
SPI 200 Index	Long	1	111,026	6/20/19	3,864
TOPIX Index	Long	5	694,874	6/13/19	(38,955)

					(76,131)

Interest Rate Contracts
3 Month EURIBOR	Long	1	279,945	9/13/21	881
10 Yr. Mini Japanese Government Bond	Long	1	141,365	6/12/19	676
90 Day Bank Bill	Long	1	691,600	9/12/19	699
90 Day Bank Bill	Long	2	1,383,370	12/13/19	2,751
90 Day Bank Bill	Long	2	1,383,541	3/12/20	1,722
90 Day Bank Bill	Long	1	691,804	6/11/20	1,598
90 Day Bank Bill	Long	2	1,383,575	9/10/20	1,647
90 Day Bank Bill	Long	1	691,770	12/10/20	1,008
90 Day Eurodollar	Long	1	244,763	12/16/19	1,036
90 Day Eurodollar	Long	1	245,287	3/16/20	1,286
90 Day Eurodollar	Long	13	3,192,475	6/15/20	8,624
90 Day Eurodollar	Long	1	245,763	9/14/20	2,098
90 Day Eurodollar	Long	2	491,550	12/14/20	2,546
90 Day Eurodollar	Long	1	245,825	3/15/21	2,123
90 Day Eurodollar	Long	1	245,737	6/14/21	1,911
90 Day Eurodollar	Long	1	245,675	9/13/21	1,886

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Interest Rate Contracts (continued)
90 Day Sterling	Long	1	$156,768	9/18/19	$15
90 Day Sterling	Long	1	156,712	12/18/19	86
90 Day Sterling	Long	1	156,783	3/18/20	31
90 Day Sterling	Long	3	470,397	6/17/20	556
90 Day Sterling	Long	3	470,303	9/16/20	655
90 Day Sterling	Long	3	470,160	12/16/20	439
90 Day Sterling	Long	2	313,456	3/17/21	330
90 Day Sterling	Long	2	313,393	6/16/21	377
90 Day Sterling	Long	2	313,330	9/15/21	434
Australian 3 Yr. Bond	Long	18	1,428,969	6/17/19	14,997
Australian 10 Yr. Bond	Long	10	985,440	6/17/19	41,591
Canadian 10 Yr. Bond	Long	17	1,796,722	9/19/19	20,716
Euro BUXL 30 Yr. Bond	Long	1	218,940	6/06/19	14,970
Euro-BOBL	Long	3	448,829	6/06/19	6,386
Euro-BOBL	Long	1	149,543	9/06/19	(79)
Euro-BTP	Long	1	145,320	6/06/19	4,233
Euro-Bund	Long	2	376,124	6/06/19	12,607
Euro-Bund	Long	5	953,940	9/06/19	(306)
Euro-OAT	Long	3	551,049	6/06/19	18,473
Long Gilt	Long	10	1,639,106	9/26/19	6,889
U.S. Treasury 2 Yr. Note	Long	1	214,712	9/30/19	1,195
U.S. Treasury 5 Yr. Note	Long	4	469,469	9/30/19	3,221
U.S. Treasury 10 Yr. Note	Long	19	2,408,250	9/19/19	29,494
U.S. Treasury 10 Yr. Ultra Note	Short	1	136,547	9/19/19	(2,127)
U.S. Treasury Long Bond	Long	14	2,152,062	9/19/19	52,650
U.S. Treasury Ultra Bond	Long	1	175,781	9/19/19	2,670

					262,995

Total Futures Contracts					$272,849

*As of period end.

aA portion or all of the contracts are owned by K2 GMOF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(f).

At May 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Brazilian Real	JPHQ	Buy	1,397,933	353,070		6/04/19	$3,055	$—
Brazilian Real	JPHQ	Sell	1,397,933	350,812		6/04/19	—	(5,313)
Argentine Peso	JPHQ	Buy	1,772,051	37,954		6/07/19	1,180	—
Argentine Peso	JPHQ	Sell	1,772,051	39,555		6/07/19	421	—
Argentine Peso	JPHQ	Buy	1,772,051	39,127		6/14/19	—	(440)
Brazilian Real	JPHQ	Buy	598,769	150,000		6/19/19	2,325	—
Brazilian Real	JPHQ	Sell	598,769	152,068		6/19/19	2,001	(2,257)
Chilean Peso	JPHQ	Buy	138,833,275	200,000		6/19/19	10	(4,402)
Chilean Peso	JPHQ	Sell	138,833,275	206,527		6/19/19	10,927	(8)
Chinese Yuan	JPHQ	Buy	335,077	50,000		6/19/19	—	(1,682)
Chinese Yuan	JPHQ	Sell	1,355,858	200,000		6/19/19	4,486	—
Colombian Peso	JPHQ	Buy	1,215,848,108	382,049		6/19/19	72	(22,623)
Colombian Peso	JPHQ	Sell	1,215,848,108	371,877		6/19/19	13,160	(783)
Czech Koruna	JPHQ	Sell	1,294,857	50,000	EUR	6/19/19	426	(485)
Euro	JPHQ	Buy	323,717	364,159		6/19/19	558	(2,472)
Euro	JPHQ	Sell	324,051	371,168		6/19/19	8,549	—
Euro	JPHQ	Sell	100,000	2,575,071	CZK	6/19/19	1,927	(2,442)

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	242,803	77,567,050	HUF	6/19/19	$1,798	$(6,515)
Euro	JPHQ	Sell	300,000	2,909,354	NOK	6/19/19	2,288	(5,316)
Euro	JPHQ	Sell	100,000	430,646	PLN	6/19/19	1,909	(1,390)
Euro	JPHQ	Sell	1,000,000	10,598,120	SEK	6/19/19	15,012	(15,152)
Hungarian Forint	JPHQ	Buy	23,473,710	85,527		6/19/19	—	(4,726)
Hungarian Forint	JPHQ	Sell	23,473,710	84,101		6/19/19	3,300	—
Hungarian Forint	JPHQ	Sell	78,128,052	243,137	EUR	6/19/19	6,270	(3,126)
Indian Rupee	JPHQ	Buy	10,493,570	150,000		6/19/19	465	(209)
Indian Rupee	JPHQ	Sell	10,493,570	150,002		6/19/19	6	(258)
Indonesian Rupiah	JPHQ	Buy	3,306,356,915	230,430		6/19/19	641	—
Indonesian Rupiah	JPHQ	Sell	3,306,356,915	231,181		6/19/19	114	(4)
Mexican Peso	JPHQ	Buy	2,606,438	132,047		6/19/19	486	—
Mexican Peso	JPHQ	Sell	2,606,438	134,105		6/19/19	1,572	—
New Israeli Shekel	JPHQ	Buy	356,807	100,000		6/19/19	—	(1,447)
New Israeli Shekel	JPHQ	Sell	359,980	100,000		6/19/19	571	—
Norwegian Krone	JPHQ	Sell	2,933,221	300,000	EUR	6/19/19	1,908	(1,610)
Philippine Peso	JPHQ	Buy	10,528,349	200,000		6/19/19	1,546	—
Philippine Peso	JPHQ	Sell	10,528,349	200,814		6/19/19	—	(732)
Polish Zloty	JPHQ	Sell	430,380	100,000	EUR	6/19/19	181	(631)
Russian Ruble	JPHQ	Buy	22,370,667	341,315		6/19/19	896	(1,149)
Russian Ruble	JPHQ	Sell	22,370,667	340,671		6/19/19	1,043	(1,434)
Singapore Dollar	JPHQ	Buy	69,064	50,000		6/19/19	289	—
Singapore Dollar	JPHQ	Sell	68,873	50,000		6/19/19	—	(150)
South African Rand	JPHQ	Buy	5,059,853	351,677		6/19/19	685	(5,834)
South African Rand	JPHQ	Sell	4,370,810	303,178		6/19/19	3,880	(41)
South Korean Won	JPHQ	Buy	238,082,240	200,000		6/19/19	176	(114)
South Korean Won	JPHQ	Sell	238,082,240	205,332		6/19/19	5,273	—
Swedish Krona	JPHQ	Sell	11,694,204	1,100,000	EUR	6/19/19	21,001	(24,674)
Taiwan Dollar	JPHQ	Buy	4,683,678	150,000		6/19/19	—	(1,684)
Taiwan Dollar	JPHQ	Sell	4,683,678	150,313		6/19/19	1,996	—
Thai Baht	JPHQ	Buy	4,770,106	150,000		6/19/19	797	—
Thai Baht	JPHQ	Sell	4,764,999	150,000		6/19/19	—	(635)
Turkish Lira	JPHQ	Buy	945,884	164,050		6/19/19	922	(4,415)
Turkish Lira	JPHQ	Sell	1,128,779	193,347		6/19/19	4,033	(2,289)
Australian Dollar	MSCO	Buy	1,770,000	1,252,575		6/21/19	1,639	(25,555)
Australian Dollar	MSCO	Sell	2,487,000	1,755,791		6/21/19	30,060	(643)
British Pound	MSCO	Buy	1,206,000	1,587,004		6/21/19	—	(60,596)
British Pound	MSCO	Sell	1,344,000	1,749,639		6/21/19	48,827	(259)
Canadian Dollar	MSCO	Buy	1,422,000	1,058,311		6/21/19	169	(5,810)
Canadian Dollar	MSCO	Sell	1,535,000	1,153,596		6/21/19	17,273	—
Euro	MSCO	Buy	567,000	644,226		6/21/19	62	(9,694)
Euro	MSCO	Sell	3,044,000	3,440,771		6/21/19	35,106	(1,221)
Japanese Yen	MSCO	Buy	418,533,000	3,797,508		6/21/19	71,576	—
Japanese Yen	MSCO	Sell	461,929,000	4,174,058		6/21/19	—	(96,194)
Mexican Peso	MSCO	Buy	5,602,000	287,884		6/21/19	—	(3,133)
Mexican Peso	MSCO	Sell	5,602,000	292,756		6/21/19	8,008	—
New Zealand Dollar	MSCO	Buy	818,000	554,900		6/21/19	202	(19,706)
New Zealand Dollar	MSCO	Sell	1,306,000	872,857		6/21/19	18,352	(297)
Swiss Franc	MSCO	Buy	692,000	686,844		6/21/19	5,839	(97)
Swiss Franc	MSCO	Sell	887,000	888,011		6/21/19	2,784	(2,522)
Brazilian Real	JPHQ	Buy	698,966	173,016		7/02/19	4,588	—
Chinese Yuan	JPHQ	Buy	1,242,644	180,000		7/12/19	—	(864)
South Korean Won	JPHQ	Buy	213,535,800	180,000		7/12/19	—	(409)
Brazilian Real	JPHQ	Buy	201,248	50,000		9/18/19	798	—
Brazilian Real	JPHQ	Sell	203,497	50,000		9/18/19	—	(1,366)
Colombian Peso	JPHQ	Buy	523,794,575	153,358		9/18/19	727	—

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Colombian Peso	JPHQ	Sell	339,242,850	100,000		9/18/19	$269	$(64)
Euro	JPHQ	Sell	179,133	201,390		9/18/19	—	(568)
Euro	JPHQ	Sell	50,000	215,699	PLN	9/18/19	287	(213)
Hungarian Forint	JPHQ	Sell	32,535,100	100,000	EUR	9/18/19	345	(266)
Indian Rupee	JPHQ	Buy	10,618,493	150,000		9/18/19	551	—
Indonesian Rupiah	JPHQ	Buy	806,004,203	55,441		9/18/19	238	—
Indonesian Rupiah	JPHQ	Sell	2,500,352,712	171,987		9/18/19	—	(737)
Norwegian Krone	JPHQ	Sell	490,927	50,000	EUR	9/18/19	184	(103)
Philippine Peso	JPHQ	Buy	5,279,237	100,000		9/18/19	408	—
Russian Ruble	JPHQ	Buy	9,910,850	150,000		9/18/19	—	(831)
Russian Ruble	JPHQ	Sell	8,704,712	131,103		9/18/19	88	—
Singapore Dollar	JPHQ	Sell	68,963	50,000		9/18/19	—	(280)
South African Rand	JPHQ	Sell	2,641,372	178,232		9/18/19	—	(633)
South Korean Won	JPHQ	Sell	237,340,260	200,000		9/18/19	80	(205)
Swedish Krona	JPHQ	Sell	4,280,662	400,000	EUR	9/18/19	353	(4,337)
Taiwan Dollar	JPHQ	Sell	3,138,065	100,000		9/18/19	63	—
Chilean Peso	JPHQ	Sell	140,311,225	200,000		9/23/19	2,443	(1)
Taiwan Dollar	JPHQ	Buy	6,016,600	200,000		3/23/20	—	(6,170)
Taiwan Dollar	JPHQ	Sell	6,141,200	200,000		3/23/20	2,156	—

Total Forward Exchange Contracts							$381,630	$(369,216)

Net unrealized appreciation (depreciation)							$12,414

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At May 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(c).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Buy Protection[c]

Single Name
Government of Mexico	(1.00)%	Quarterly	6/20/23	$175,000	$281	$265	$16
Government of Mexico	(1.00)%	Quarterly	12/20/23	56,000	444	957	(513)
Government of South Africa	(1.00)%	Quarterly	6/20/24	275,000	12,957	12,020	937
Government of South Africa	(1.00)%	Quarterly	6/20/22	131,000	1,887	6,804	(4,917)
Government of South Korea	(1.00)%	Quarterly	6/20/24	111,558	(3,368)	(3,783)	415
Government of Turkey	(1.00)%	Quarterly	6/20/24	196,000	31,483	19,769	11,714

Contracts to Sell Protection[c,d]

Single Name
Government of Russia	1.00%	Quarterly	6/20/24	290,000	(4,098)	(4,466)	368	BBB-
Government of South Africa	1.00%	Quarterly	12/20/22	111,000	(2,382)	(2,056)	(326)	BB
Government of Turkey	1.00%	Quarterly	12/20/22	105,000	(12,365)	(4,748)	(7,617)	B+

Total Credit Default Swap Contracts					$24,839	$24,762	$77

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

At May 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency		Maturity Date	Notional Amount		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed rate 1.93%
Pay Floating rate 6 Month SGD-SIBOR	Semi-Annually		2/20/20	13,720,000	SGD	$(2,256)
Receive Fixed rate 1.93%
Pay Floating rate 6 Month SGD-SIBOR	Semi-Annually		2/20/20	13,720,000	SGD	(2,257)
Receive Fixed rate 2.05%
Pay Floating rate 3 Month HKD-HIBOR	Quarterly		8/14/20	80,000,000	HKD	(2,715)
Receive Floating rate 6 Month SGD-SIBOR
Pay Fixed rate 1.94%	Semi-Annually		2/20/21	5,134,608	SGD	(5,686)
Receive Fixed rate 1.62%
Pay Floating rate 3 Month KRW-KORIBOR	Quarterly		11/19/21	10,100,000,000	KRW	24,302
Receive Fixed rate 8.33%
Pay Floating rate BRL-BRLCDI	Annually		1/02/23	1,164,967	BRL	10,124
Receive Fixed rate 8.36%
Pay Floating rate BRL-BRLCDI	Annually		1/02/23	1,162,163	BRL	10,318
Receive Floating rate MIBOR
Pay Fixed rate 6.67%	Annually		6/20/23	6,471,391	INR	(3,449)
Receive Fixed rate 2.10%
Pay Floating rate 3 Month NZD-LIBOR	Semi-Annually		2/20/24	1,520,000	NZD	26,016
Receive Floating rate 3 Month HKD-HIBOR
Pay Fixed rate 2.27%	Quarterly		5/14/24	17,500,000	HKD	(41,542)
Receive Floating rate 3 Month KRW-KORIBOR
Pay Fixed rate 1.62%	Quarterly		11/19/24	4,100,000,000	KRW	(32,420)
Receive Floating rate 6 Month GBP-LIBOR
Pay Fixed rate 1.41%	Semi-Annually		8/04/67	27,000	GBP	(1,633)
Receive Floating rate 6 Month GBP-LIBOR
Pay Fixed rate 1.47%	Semi-Annually		9/18/69	84,596	GBP	(9,399)

Total Centrally Cleared Swap Contracts						(30,597)

OTC Swap Contracts		Counterparty
Receive Fixed rate 1.73%
Pay Floating rate 6 Month THB-BBG	Semi-Annually	JPHQ	8/23/21	57,500,000	THB	1,145
Receive Floating rate 6 Month THB-BBG
Pay Fixed rate 1.86%	Semi-Annually	JPHQ	8/21/24	23,000,000	THB	(2,801)

Total OTC Swap Contracts						(1,656)

Total Interest Rate Swap Contracts						$(32,253)

At May 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts

Interest Rate Contracts – Long[a]
Egyptian Treasury Bill	—	Monthly	DBAB	8/13/19	$57,378	$6,136
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	BOFA	4/15/20	113,395	(6,639)
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	DBAB	6/15/32	122,333	(7,049)

Total Total Return Swap Contracts						$(7,552)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 8 regarding other derivative information.

See Abbreviations on page 40.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

May 31, 2019

Franklin K2 Global Macro Opportunities Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$22,259,173

Value – Unaffiliated issuers	$22,201,840
Cash	2,176
Restricted cash for OTC derivatives (Note 1d)	70,000
Foreign currency, at value (cost $7,912)	7,655
Receivables:
Investment securities sold	20,990
Capital shares sold	2
Dividends and interest	101,748
Affiliates	73,301
Deposits with brokers for:
OTC derivative contracts	410,000
Futures contracts	854,702
Centrally cleared swap contracts	428,034
Due from brokers	108,968
Unrealized appreciation on OTC forward exchange contracts	381,630
Unrealized appreciation on OTC swap contracts	7,281
Other assets	14

Total assets	24,668,341

Liabilities:
Payables:
Investment securities purchased	78,932
Distribution fees	124
Variation margin on futures contracts	48,253
Variation margin on centrally cleared swap contracts	5,285
Deposits from brokers for:
OTC derivative contracts	70,000
Due to brokers	122,154
Unrealized depreciation on OTC forward exchange contracts	369,216
Unrealized depreciation on OTC swap contracts	16,489
Accrued expenses and other liabilities	108,746

Total liabilities	819,199

Net assets, at value	$23,849,142

Net assets consist of:
Paid-in capital	$24,223,165
Total distributable earnings (loss)	(374,023)

Net assets, at value	$23,849,142

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2019

Franklin K2 Global Macro Opportunities Fund

Class A:
Net assets, at value	$142,697

Shares outstanding	15,236

Net asset value per share[a]	$9.37

Maximum offering price per share (net asset value per share ÷ 94.50%)	$9.92

Class C:
Net assets, at value	$137,879

Shares outstanding	15,018

Net asset value and maximum offering price per share[a]	$9.18

Class R:
Net assets, at value	$9,351

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.35

Class R6:
Net assets, at value	$9,387

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.39

Advisor Class:
Net assets, at value	$23,549,828

Shares outstanding	2,507,309

Net asset value and maximum offering price per share	$9.39

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2019

Franklin K2 Global Macro Opportunities Fund

Investment income:
Dividends:
Unaffiliated issuers	$267,277
Interest: (net of foreign taxes)~
Unaffiliated issuers	324,898

Total investment income	592,175

Expenses:
Management fees (Note 3a)	442,790
Distribution fees: (Note 3c)
Class A	380
Class C	1,279
Class R	23
Transfer agent fees: (Note 3e)
Class A	40
Class C	35
Class R	2
Class R6	23
Advisor Class	5,950
Custodian fees (Note 4) .	67,540
Reports to shareholders	17,864
Registration and filing fees	82,846
Professional fees	223,277
Other	25,654

Total expenses	867,703
Expense reductions (Note 4)	(246)
Expenses waived/paid by affiliates (Note 3f)	(411,329)

Net expenses	456,128

Net investment income	136,047

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(154,065)
Foreign currency transactions	(5,348)
Forward exchange contracts	(3,953)
Futures contracts	722,465
Swap contracts	(36,100)

Net realized gain (loss)	522,999

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	91,381
Translation of other assets and liabilities denominated in foreign currencies	1,931
Forward exchange contracts	98,669
Futures contracts	104,826
Swap contracts	(21,767)

Net change in unrealized appreciation (depreciation)	275,040

Net realized and unrealized gain (loss)	798,039

Net increase (decrease) in net assets resulting from operations	$934,086

~ Foreign taxes withheld on interest	$1,737

26	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin K2 Global Macro Opportunities Fund

	Year Ended May 31,
	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$136,047	$88,360
Net realized gain (loss)	522,999	(628,111)
Net change in unrealized appreciation (depreciation)	275,040	185,110

Net increase (decrease) in net assets resulting from operations	934,086	(354,641)

Distributions to shareholders: (Note 1h)
Class A	(141)	—
Class R	(8)	—
Class R6	(32)	—
Advisor Class	(77,871)	—

Total distributions to shareholders	(78,052)	—

Capital share transactions: (Note 2)
Class A	(23,519)	73,777
Class C	(13,453)	(36,491)
Advisor Class	(40,040)	116,163

Total capital share transactions	(77,012)	153,449

Net increase (decrease) in net assets	779,022	(201,192)
Net assets:
Beginning of year	23,070,120	23,271,312

End of year (Note 1h)	$23,849,142	$23,070,120

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Global Macro Opportunities Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate, certain foreign currencies and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 8 regarding other derivative information.

d. Restricted Cash

At May 31, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

e. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

f. Investments in K2 GMOF Holdings Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2019, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the K2 Subsidiary to offset income from prior or future years. At May 31, 2019, the net assets of the K2 Subsidiary were $5,274,483, representing 22.1% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2019, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

i. Accounting Estimates (continued)

assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Consolidated Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Consolidated Statements of Changes in Net Assets.

For the year ended May 31, 2018, there were no distributions to shareholders.

For the year ended May 31, 2018, accumulated net investment loss included in net assets was $(160,830).

2. Shares of Beneficial Interest

At May 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,[a]

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[b]	453	$4,245	8,179	$74,787
Shares issued in reinvestment of distributions	15	133	—	—
Shares redeemed	(3,052)	(27,897)	(111)	(1,010)

Net increase (decrease)	(2,584)	$(23,519)	8,068	$73,777

Class C Shares:
Shares sold	6,544	$59,532	5,335	$48,630
Shares redeemed[b]	(8,091)	(72,985)	(9,405)	(85,121)

Net increase (decrease)	(1,547)	$(13,453)	(4,070)	$(36,491)

Advisor Class Shares:
Shares sold	2,077	$18,897	14,058	$129,263
Shares issued in reinvestment of distributions	55	496	—	—
Shares redeemed	(6,476)	(59,433)	(1,424)	(13,100)

Net increase (decrease)	(4,344)	$(40,040)	12,634	$116,163

aDuring the year Class R and Class R6 did not report any share transactions.

bMay include a portion of Class C shares that were automatically converted to Class A.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund and K2 Subsidiary. Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount not to exceed the management fees paid by the K2 Subsidiary.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and are not an additional expense of the Fund or K2 Subsidiary.

Subadvisors
Aspect Capital Limited
Emso Asset Management Limited
Graham Capital Management L.P.
P/E GLOBAL LLC
RV Capital Management Private Ltd

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$19
CDSC retained	$—

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2019, the Fund paid transfer agent fees of $6,050, of which $5,152 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.95% based on the average net assets of each class until September 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g. Other Affiliated Transactions

At May 31, 2019, Franklin Resources, Inc. owned 98.4% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

During the year ended May 31, 2019, the Fund utilized $899,398 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from ordinary income	$78,052	$—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

At May 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$22,984,899

Unrealized appreciation	$812,347
Unrealized depreciation	(1,324,502)

Net unrealized appreciation (depreciation)	$(512,155)

Distributable earnings Undistributed ordinary income	$141,079

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and investments in the K2 Subsidiary.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2019, aggregated $6,816,730 and $3,875,776, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $233,739, representing 1.0% of the Fund’s net assets. For information as to specific securities, see the accompanying Consolidated Statement of Investments.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

8. Other Derivative Information

At May 31, 2019, the investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$265,507	[a]	Variation margin on futures contracts	$2,512	[a]

	Variation margin on centrally cleared swap contracts	70,760	[a]	Variation margin on centrally cleared swap contracts	101,357	[a]

	Unrealized appreciation on OTC swap contracts	7,281		Unrealized depreciation on OTC swap contracts	16,489

Foreign exchange contracts	Variation margin on futures contracts	149,594	[a]	Variation margin on futures contracts	1,364	[a]

	Unrealized appreciation on OTC forward exchange contracts	381,630		Unrealized depreciation on OTC forward exchange contracts	369,216

Credit contracts	Variation margin on centrally cleared swap contracts	13,450	[a]	Variation margin on centrally cleared swap contracts	13,373	[a]

Equity contracts	Variation margin on futures contracts	37,406	[a]	Variation margin on futures contracts	113,537	[a]

Commodity contracts	Variation margin on futures contracts	164,217	[a]	Variation margin on futures contracts	226,462	[a]

Totals		$1,089,845			$844,310

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended May 31, 2019, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Futures contracts	$422,544	Futures contracts	$328,877

	Swap contracts	4,946	Swap contracts	(41,077)

Foreign exchange contracts	Forward exchange contracts	(3,953)	Forward exchange contracts	98,669

	Futures contracts	765,735	Futures contracts	(220,801)

Credit contracts	Swap contracts	(41,046)	Swap contracts	19,310

Equity contracts	Futures contracts	(160,826)	Futures contracts	(55,452)

Commodity contracts	Futures contracts	(304,988)	Futures contracts	52,202

Totals		$682,412		$181,728

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

For the year ended May 31, 2019, the average month end notional amount of futures contracts and swap contracts represented $55,783,551 and $21,157,756, respectively. The average month end contract value of forward exchange contracts was $24,317,631.

At May 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$381,630	$369,216
Swap Contracts	7,281	16,489

Total	$388,911	$385,705

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not Less than Zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
DBAB	6,136	(6,136)	—	—	—
JPHQ	1,145	(1,145)	—	—	—
JPHQ[b]	141,733	—	—	—	141,733
MSCO	239,897	(225,727)	—	—	14,170

Total	$388,911	$(233,008)	$—	$—	$155,903

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

8. Other Derivative Information (continued)

At May 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not Less than Zero)
Counterparty
BOFA	$6,639	$—	$—	$—	$6,639
DBAB	7,049	(6,136)	—	—	913
JPHQ	2,801	(1,145)	—	—	1,656
JPHQ[b]	143,489	—	—	—	143,489
MSCO	225,727	(225,727)	—	—	—

Total	$385,705	$(233,008)	$—	$—	$152,697

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bRepresents derivatives not subject to an ISDA master agreement.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 40.

9. Upcoming Liquidation

On May 22, 2019, the Board approved a proposal to liquidate the Fund. Effective June 24, 2019, the Fund was closed to all new investors. The Fund is scheduled to liquidate on or about September 11, 2019.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2019, the Fund did not use the Global Credit Facility.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of May 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Corporate Bonds and Notes	$—	$3,941,377	$—	$3,941,377
Corporate Bonds and Notes in Reorganization	—	7,226	—	7,226
Foreign Government and Agency Securities	—	1,146,492	—	1,146,492
Municipal Bonds in Reorganization	—	226,513	—	226,513
Short Term Investments	15,911,226	969,006	—	16,880,232

Total Investments in Securities	$15,911,226	$6,290,614	$—	$22,201,840

Other Financial Instruments:
Futures Contracts	$616,724	$—	$—	$616,724
Forward Exchange Contracts	—	381,630	—	381,630
Swap Contracts	—	91,491	—	91,491

Total Other Financial Instruments	$616,724	$473,121	$—	$1,089,845

Liabilities:
Other Financial Instruments:
Futures Contracts	$343,875	$—	$—	$343,875
Forward Exchange Contracts	—	369,216	—	369,216
Swap Contracts	—	131,219	—	131,219

Total Other Financial Instruments	$343,875	$500,435	$—	$844,310

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	ARS	Argentine Peso	ARLLMONP	Argentina Blended Historical Policy Rate
DBAB	Deutsche Bank AG	AUD	Australian Dollar	BBG	Bloomberg
JPHQ	JP Morgan Chase Bank, N.A.	BRL	Brazilian Real	BRLCDI	Brazil Cetip Di Interbank Deposit Rate
MSCO	Morgan Stanley & Co., LLC	CAD	Canadian Dollar	CAC	Cotation Assistée en Continu
		CHF	Swiss Franc	CBOT	Chicago Board of Trade
		CZK	Czech Koruna	CME	Chicago Mercantile Exchange
		EUR	Euro	CMT	Constant Maturity Treasury Index
		GBP	British Pound	DJIA	Dow Jones Industrial Average
		HKD	Hong Kong Dollar	EURIBOR	Euro Interbank Offered Rate
		HUF	Hungarian Forint	FRN	Floating Rate Note
		INR	Indian Rupee	FTSE	Financial Times Stock Exchange
		JPY	Japanese Yen	GO	General Obligation
		KRW	South Korean Won	HIBOR	Hong Kong InterBank Offered Rate
		MXN	Mexican Peso	KORIBOR	Korean InterBank Offered Rate
		NGN	Nigerian Naira	LIBOR	London InterBank Offered Rate
		NOK	Norwegian Krone	MIB	Milano Italia Borsa
		NZD	New Zealand Dollar	MIBOR	Mumbai Interbank Offered Rate
		PLN	Polish Zloty	MSCI	Morgan Stanley Capital International PLC
		RUB	Russian Ruble	OAT	Obligations Assimilables du Tresor
		SEK	Swedish Krona	OMO	Open Market Operations
		SGD	Singapore Dollar	OMX	Stockholm Stock Exchange
		THB	Thai Baht	SIBOR	Singapore Interbank Offered Rate
		USD	United States Dollar	SPI	Swiss Performance Index
		ZAR	South African Rand	TOPIX	Tokyo Price Index
				TSX	Toronto Stock Exchange

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin K2 Global Macro Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin K2 Global Macro Opportunities Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated statement of investments, as of May 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and the period from July 11, 2016 (commencement of operations) through May 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin K2 Global Macro Opportunities Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the two years in the period then ended and the period from July 11, 2016 (commencement of operations) through May 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 25, 2019

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman of the Board	Trustee since 2011 and Vice Chairman of the Board since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Since 2011	38	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	152	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	46	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, FASA, LLC; Executive Vice President, Franklin Advisers, Inc., Franklin Templeton Institutional, LLC, Templeton Global Advisors Limited and Templeton Investment Counsel, LLC; Executive Vice President, Head of Alternatives, K2 Advisors, LLC and K2/D&S Management Co., LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 16 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Information (SAI) includes additional information about board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Shareholder Information

Board Approval of Investment Management Agreement and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Global Macro Opportunities Fund

(Fund)

On May 22, 2019, the Board of Trustees of the Fund (Board), on behalf of the Fund, approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about September 11, 2019 (Liquidation Date), but may be delayed if unforeseen circumstances arise. As the term of the existing investment management agreement ends prior to the Liquidation Date, the Board, including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Aspect Capital Limited

Emso Asset Management Limited

Graham Capital Management, L.P.

P/E Global, LLC

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub- accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge

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SHAREHOLDER INFORMATION

Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi- strategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub- Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

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The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub- Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub- Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of

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SHAREHOLDER INFORMATION

K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in July 2016, the trustees reviewed the investment performance of the Fund for the one- and two-year periods ended December 31, 2018.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative global macro funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2018 and total returns in the lowest performing quintile for the two-year period ended December 31, 2018. The trustees noted that the Fund exhibited improved relative performance in 2018 and discussed with management the reasons for the relative underperformance for the two-year period ended December 31, 2018. In light of the improved performance and planned liquidation of the Fund, the Board concluded that further action was not warranted.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years (or, if earlier, inception) and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub- advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

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SHAREHOLDER INFORMATION

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Base Expense Group and its total expenses were also in the most expensive quintile of its Base Expense Group.

Noting the factors and limitations with respect to the Broadridge Section 15(c) Report and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than three complete years of operating results.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may

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request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52	Annual Report	franklintempleton.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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Annual Report and Shareholder Letter Franklin K2 Global Macro Opportunities Fund

Investment Manager	Distributor	Shareholder Services
K2/D&S Management Co., L.L.C.	Franklin Templeton Distributors, Inc. (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2019 Franklin Templeton Investments. All rights reserved.		973 A 07/19

Item 2.   Code of Ethics.

(a)   The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f)   Pursuant to Item 13 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.   Audit Committee Financial Expert.

(a)   (1)   The Registrant has an audit committee financial expert serving on its audit committee.

((2)   The audit committee financial expert are Edward I. Altman, Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.   Principal Accountant Fees and Services.

(a)          Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $328,925 for the fiscal year ended May 31, 2019 and $323,667 for the fiscal year ended May 31, 2018.

(b)          Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)          Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $9,827 for the fiscal year ended May 31, 2019 and $10,575 for the fiscal year ended May 31, 2018.

The services for which these fees were paid include identifying passive foreign investment companies to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $89,484 for the fiscal year ended May 31, 2019 and $81,210 for the fiscal year ended May 31, 2018. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d)          All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a) - (c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than the services reported in paragraphs (a) - (c) of Item 4.

(e)   (1)   The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)   pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)  pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)   (2)   None of the services provided to the registrant described in paragraphs (b) - (d) of Item 4 were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of regulation S-X.

(f)   No disclosures are required by this Item 4 (f).

(g)   The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $99,311 for the fiscal year ended May 31, 2019 and $91,785 for the fiscal year ended May 31, 2018.

(h)   The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.   Controls and Procedures.

(a)   Evaluation of Disclosure Controls and Procedures.   The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.   There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                     N/A

Item 13.   Exhibits.

(a)   (1)   Code of Ethics

(a)   (2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date  July 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date  July 31, 2019

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date  July 31, 2019